UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-03785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2022

Item 1.

Reports to Stockholders

Fidelity Advisor® Equity Growth Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-23.46%	12.13%	14.38%
Class M (incl.3.50% sales charge)	-21.79%	12.40%	14.39%
Class C (incl. contingent deferred sales charge)	-20.07%	12.60%	14.36%
Class I	-18.62%	13.75%	15.37%
Class Z	-18.46%	13.91%	15.52%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Growth Fund - Class A, on November 30, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

52,000
45,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$38,332 Fidelity Advisor® Equity Growth Fund - Class A
$39,328 Russell 3000® Growth Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Co-Managers Asher Anolic and Jason Weiner:
For the fiscal year ending November 30, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -19% to -18%, outperforming the -21.59% result of the benchmark, the Russell 3000® Growth Index. The primary contributor to performance versus the benchmark was our stock picks in communication services. Security selection and an overweighting in health care and an overweighting in energy also helped. The biggest individual relative contributor was an overweight position in UnitedHealth Group (+25%). UnitedHealth Group was among the fund's biggest holdings. Also adding value was our outsized stake in Vertex Pharmaceuticals, which gained 69%. Vertex Pharmaceuticals was among our largest holdings. Avoiding Tesla, a benchmark component that returned -49%, also aided relative performance. Conversely, the primary detractor from performance versus the benchmark was an overweighting in the communication services sector, especially within the media & entertainment industry. Security selection in information technology and industrials also hampered relative performance. The biggest individual relative detractor was an overweight position in Adobe (-48%). Adobe was among the fund's biggest holdings this period. Another notable relative detractor was our lighter-than-benchmark stake in Apple (-10%), though the company was among the fund's largest holdings. Avoiding AbbVie, a benchmark component that gained about 45%, also hurt relative performance. Notable changes in positioning include increased exposure to the health care sector and a lower allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	10.0
UnitedHealth Group, Inc.	5.6
Alphabet, Inc. Class A	5.1
Apple, Inc.	4.1
Amazon.com, Inc.	3.5
Vertex Pharmaceuticals, Inc.	3.1
Universal Music Group NV	2.1
Warner Music Group Corp. Class A	1.9
Meta Platforms, Inc. Class A	1.9
Uber Technologies, Inc.	1.9
39.2

Market Sectors (% of Fund's net assets)

Information Technology	26.7
Health Care	19.6
Communication Services	12.8
Consumer Discretionary	11.2
Industrials	8.0
Financials	5.9
Energy	5.5
Materials	4.6
Consumer Staples	4.4
Real Estate	0.1
Utilities	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.
Asset Allocation (% of Fund's net assets)

Foreign investments - 10.2%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 98.5%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 12.8%
Entertainment - 4.5%
Liberty Media Corp. Liberty Formula One Group Series C (a)	227,671	13,874
Netflix, Inc. (a)	27,400	8,372
Universal Music Group NV	4,379,149	104,140
Warner Music Group Corp. Class A	2,662,533	91,245
		217,631
Interactive Media & Services - 7.3%
Alphabet, Inc. Class A (a)	2,450,960	247,522
Bumble, Inc. (a)	410,300	9,995
Epic Games, Inc. (a)(b)(c)	3,289	2,785
Meta Platforms, Inc. Class A (a)	767,595	90,653
Zoominfo Technologies, Inc. (a)	254,100	7,267
		358,222
Media - 1.0%
Charter Communications, Inc. Class A (a)	120,381	47,104
Innovid Corp. (a)(b)	242,614	718
		47,822
TOTAL COMMUNICATION SERVICES		623,675
CONSUMER DISCRETIONARY - 11.2%
Auto Components - 0.0%
Mobileye Global, Inc.	39,900	1,138
Automobiles - 0.6%
Ferrari NV	141,665	31,598
XPeng, Inc. ADR (a)(d)	19,500	211
		31,809
Diversified Consumer Services - 0.2%
Laureate Education, Inc. Class A	1,091,744	11,441
Hotels, Restaurants & Leisure - 1.6%
Airbnb, Inc. Class A (a)	294,066	30,036
Chipotle Mexican Grill, Inc. (a)	7,500	12,202
Flutter Entertainment PLC (a)	189,353	28,194
Wingstop, Inc. (d)	52,700	8,722
		79,154
Household Durables - 0.0%
Blu Investments LLC (a)(b)(c)	12,123,162	4
Internet & Direct Marketing Retail - 5.4%
Amazon.com, Inc. (a)	1,774,391	171,300
Uber Technologies, Inc. (a)	3,108,815	90,591
		261,891
Multiline Retail - 0.1%
Dollarama, Inc.	47,700	2,919
Specialty Retail - 2.2%
Aritzia, Inc. (a)	89,600	3,408
Five Below, Inc. (a)	213,458	34,337
TJX Companies, Inc.	484,163	38,757
Victoria's Secret & Co. (a)	627,380	28,859
		105,361
Textiles, Apparel & Luxury Goods - 1.1%
LVMH Moet Hennessy Louis Vuitton SE	39,545	30,688
On Holding AG (a)	11,400	221
Samsonite International SA (a)(e)	9,209,700	24,964
		55,873
TOTAL CONSUMER DISCRETIONARY		549,590
CONSUMER STAPLES - 4.4%
Beverages - 4.4%
Boston Beer Co., Inc. Class A (a)	49,200	18,911
Constellation Brands, Inc. Class A (sub. vtg.)	115,083	29,617
Keurig Dr. Pepper, Inc.	742,358	28,707
Monster Beverage Corp. (a)	453,689	46,666
The Coca-Cola Co.	1,399,708	89,035
		212,936
ENERGY - 5.5%
Energy Equipment & Services - 1.1%
Baker Hughes Co. Class A	842,057	24,436
Cactus, Inc.	130,600	7,103
Championx Corp.	494,052	15,237
Helmerich & Payne, Inc.	130,700	6,676
TechnipFMC PLC (a)	66,700	827
		54,279
Oil, Gas & Consumable Fuels - 4.4%
Canadian Natural Resources Ltd.	319,944	19,107
Cheniere Energy, Inc.	408,600	71,652
Denbury, Inc. (a)	96,800	8,689
New Fortress Energy, Inc.	291,815	14,853
Ovintiv, Inc.	84,700	4,723
Range Resources Corp.	587,732	16,968
Reliance Industries Ltd.	2,323,225	78,207
		214,199
TOTAL ENERGY		268,478
FINANCIALS - 5.9%
Banks - 1.1%
Bank of America Corp.	1,182,393	44,754
HDFC Bank Ltd. (a)	135,292	2,685
Signature Bank	43,600	6,082
		53,521
Capital Markets - 2.0%
CME Group, Inc.	419,080	73,968
MSCI, Inc.	47,786	24,267
		98,235
Insurance - 2.7%
American Financial Group, Inc.	191,024	27,167
Arthur J. Gallagher & Co.	292,052	58,150
BRP Group, Inc. (a)	304,200	9,138
Marsh & McLennan Companies, Inc.	216,199	37,441
		131,896
Thrifts & Mortgage Finance - 0.1%
Rocket Companies, Inc. (d)	407,700	3,384
TOTAL FINANCIALS		287,036
HEALTH CARE - 19.6%
Biotechnology - 6.6%
2seventy bio, Inc. (a)	57,100	895
Adamas Pharmaceuticals, Inc.:
rights (a)(c)	1,000,100	60
rights (a)(c)	1,000,100	60
Affimed NV (a)	337,485	722
Alnylam Pharmaceuticals, Inc. (a)	118,022	26,034
Applied Therapeutics, Inc. (a)	82,690	93
Arcellx, Inc.	42,000	837
Beam Therapeutics, Inc. (a)(d)	45,900	2,120
Cytokinetics, Inc. (a)	124,200	5,279
EQRx, Inc. (a)	243,811	917
Erasca, Inc. (a)	95,000	717
Evelo Biosciences, Inc. (a)	268,200	561
Galapagos NV sponsored ADR (a)	288,500	11,474
Gamida Cell Ltd. (a)(d)	1,496,668	2,395
Genmab A/S (a)	10,800	5,005
Hookipa Pharma, Inc. (a)	669,700	710
Immunocore Holdings PLC ADR (a)	76,500	4,805
Innovent Biologics, Inc. (a)(e)	615,500	2,486
Insmed, Inc. (a)	514,189	9,507
Legend Biotech Corp. ADR (a)	84,500	4,353
Prelude Therapeutics, Inc. (a)	17,000	113
Regeneron Pharmaceuticals, Inc. (a)	77,403	58,184
Rubius Therapeutics, Inc. (a)	80,596	18
Seagen, Inc. (a)	209,169	25,391
Seres Therapeutics, Inc. (a)	235,000	1,528
Synlogic, Inc. (a)	670,300	401
Vertex Pharmaceuticals, Inc. (a)	477,781	151,170
Vor Biopharma, Inc. (a)	252,839	1,163
XOMA Corp. (a)(d)	264,700	5,604
		322,602
Health Care Equipment & Supplies - 0.6%
Edwards Lifesciences Corp. (a)	257,730	19,910
Insulet Corp. (a)	5,000	1,497
Nevro Corp. (a)	38,600	1,803
Penumbra, Inc. (a)	37,386	7,833
		31,043
Health Care Providers & Services - 6.9%
Guardant Health, Inc. (a)	259,715	13,593
HealthEquity, Inc. (a)	792,322	50,297
Option Care Health, Inc. (a)	46,500	1,400
UnitedHealth Group, Inc.	499,201	273,442
		338,732
Health Care Technology - 0.3%
Certara, Inc. (a)	434,623	7,380
Doximity, Inc. (a)	72,200	2,454
Simulations Plus, Inc. (d)	81,500	3,308
		13,142
Life Sciences Tools & Services - 2.5%
Bio-Techne Corp.	151,314	12,860
Bruker Corp.	358,904	24,194
Charles River Laboratories International, Inc. (a)	20,400	4,663
Codexis, Inc. (a)	365,704	2,000
Danaher Corp.	195,082	53,337
Nanostring Technologies, Inc. (a)	62,300	435
Thermo Fisher Scientific, Inc.	39,269	21,999
		119,488
Pharmaceuticals - 2.7%
Aclaris Therapeutics, Inc. (a)	156,900	2,388
AstraZeneca PLC sponsored ADR	446,262	30,332
Eli Lilly & Co.	237,907	88,283
Nuvation Bio, Inc. (a)	186,501	356
Revance Therapeutics, Inc. (a)	424,700	9,220
		130,579
TOTAL HEALTH CARE		955,586
INDUSTRIALS - 8.0%
Aerospace & Defense - 2.4%
Axon Enterprise, Inc. (a)	71,400	13,140
Northrop Grumman Corp.	80,390	42,871
The Boeing Co. (a)	347,339	62,132
		118,143
Electrical Equipment - 1.4%
AMETEK, Inc.	114,010	16,237
Bloom Energy Corp. Class A (a)(d)	87,000	1,852
Eaton Corp. PLC	38,400	6,276
Hubbell, Inc. Class B	44,000	11,179
Rockwell Automation, Inc.	124,635	32,931
		68,475
Machinery - 1.8%
Chart Industries, Inc. (a)	49,500	7,078
Ingersoll Rand, Inc.	850,924	45,924
Parker Hannifin Corp.	66,622	19,916
Westinghouse Air Brake Tech Co.	129,100	13,051
		85,969
Professional Services - 1.4%
ASGN, Inc. (a)	108,100	9,794
KBR, Inc.	1,008,557	52,112
Kforce, Inc.	42,200	2,493
Upwork, Inc. (a)	365,088	4,472
		68,871
Road & Rail - 0.3%
Old Dominion Freight Lines, Inc.	52,128	15,774
Trading Companies & Distributors - 0.7%
Ferguson PLC	307,753	34,890
TOTAL INDUSTRIALS		392,122
INFORMATION TECHNOLOGY - 26.7%
IT Services - 1.4%
Cloudflare, Inc. (a)	236,854	11,639
MasterCard, Inc. Class A	105,387	37,560
MongoDB, Inc. Class A (a)	122,933	18,771
Snowflake, Inc. (a)	7,500	1,072
		69,042
Semiconductors & Semiconductor Equipment - 5.2%
Aixtron AG	526,996	17,374
Allegro MicroSystems LLC (a)	135,600	4,223
ASML Holding NV	41,560	25,273
eMemory Technology, Inc.	36,000	1,763
Enphase Energy, Inc. (a)	152,772	48,977
Monolithic Power Systems, Inc.	7,600	2,903
NVIDIA Corp.	386,198	65,356
NXP Semiconductors NV	56,300	9,900
Qualcomm, Inc.	333,208	42,147
Silicon Laboratories, Inc. (a)	7,320	1,065
SiTime Corp. (a)	131,743	13,894
Universal Display Corp.	178,707	20,126
		253,001
Software - 16.0%
Adobe, Inc. (a)	257,298	88,750
Confluent, Inc. (a)(d)	250,200	5,762
Elastic NV (a)	3,012	184
HashiCorp, Inc. (d)	190,300	5,195
HubSpot, Inc. (a)	25,800	7,818
Intuit, Inc.	101,261	41,273
Manhattan Associates, Inc. (a)	187,464	23,609
Microsoft Corp.	1,913,512	488,219
Oracle Corp.	629,006	52,226
Palo Alto Networks, Inc. (a)	381,686	64,848
Volue A/S (a)	1,027,700	3,210
		781,094
Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	1,366,202	202,239
TOTAL INFORMATION TECHNOLOGY		1,305,376
MATERIALS - 4.3%
Chemicals - 3.8%
Albemarle Corp.	227,464	63,233
Aspen Aerogels, Inc. (a)	467,000	5,632
CF Industries Holdings, Inc.	499,997	54,095
Sherwin-Williams Co.	248,470	61,914
		184,874
Metals & Mining - 0.5%
Lynas Rare Earths Ltd. (a)	2,036,363	12,080
MP Materials Corp. (a)(d)	335,100	11,142
		23,222
TOTAL MATERIALS		208,096
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Doma Holdings, Inc. (a)(b)	487,314	192
WeWork, Inc. (a)(d)	2,621,500	7,235
		7,427
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Brookfield Renewable Partners LP	82,400	2,331
TOTAL COMMON STOCKS (Cost $3,460,862)		4,812,653

Convertible Preferred Stocks - 0.3%
	Shares	Value ($) (000s)
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	111,100	508
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(b)(c)	105,425	3
Software - 0.0%
ASAPP, Inc. Series C (a)(b)(c)	367,427	1,400
TOTAL INFORMATION TECHNOLOGY		1,403
MATERIALS - 0.3%
Metals & Mining - 0.3%
Illuminated Holdings, Inc.:
Series C2 (a)(b)(c)	76,285	3,595
Series C3 (a)(b)(c)	95,356	4,493
Series C4 (a)(b)(c)	27,230	1,283
Series C5 (a)(b)(c)	53,844	2,537
		11,908
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $10,964)		13,819

Money Market Funds - 3.1%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 3.86% (f)	121,702,858	121,727
Fidelity Securities Lending Cash Central Fund 3.86% (f)(g)	30,148,787	30,152
TOTAL MONEY MARKET FUNDS (Cost $151,879)		151,879

TOTAL INVESTMENT IN SECURITIES - 101.9% (Cost $3,623,705)	4,978,351
NET OTHER ASSETS (LIABILITIES) - (1.9)%	(92,537)
NET ASSETS - 100.0%	4,885,814

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,518,000 or 0.4% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $27,450,000 or 0.6% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
AppNexus, Inc. Series E (Escrow)	8/01/14	0

ASAPP, Inc. Series C	4/30/21	2,424

Blu Investments LLC	5/21/20	21

Doma Holdings, Inc.	3/02/21	4,873

ElevateBio LLC Series C	3/09/21	466

Epic Games, Inc.	3/29/21	2,911

Illuminated Holdings, Inc. Series C2	7/07/20	1,907

Illuminated Holdings, Inc. Series C3	7/07/20	2,861

Illuminated Holdings, Inc. Series C4	1/08/21	980

Illuminated Holdings, Inc. Series C5	6/16/21	2,326

Innovid Corp.	6/24/21	2,426

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	47,883	1,383,077	1,309,233	1,419	-	-	121,727	0.3%
Fidelity Securities Lending Cash Central Fund 3.86%	15,138	474,578	459,564	384	-	-	30,152	0.1%
Total	63,021	1,857,655	1,768,797	1,803	-	-	151,879

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	623,675	516,750	104,140	2,785
Consumer Discretionary	549,590	465,740	83,846	4
Consumer Staples	212,936	212,936	-	-
Energy	268,478	190,271	78,207	-
Financials	287,036	284,351	2,685	-
Health Care	956,094	947,975	7,491	628
Industrials	392,122	357,232	34,890	-
Information Technology	1,306,779	1,283,029	22,347	1,403
Materials	220,004	196,016	12,080	11,908
Real Estate	7,427	7,427	-	-
Utilities	2,331	2,331	-	-

Money Market Funds	151,879	151,879	-	-
Total Investments in Securities:	4,978,351	4,615,937	345,686	16,728
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $31,013) - See accompanying schedule:
Unaffiliated issuers (cost $3,471,826)	$4,826,472
Fidelity Central Funds (cost $151,879)	151,879

Total Investment in Securities (cost $3,623,705)		$4,978,351
Receivable for investments sold		12,133
Receivable for fund shares sold		9,386
Dividends receivable		4,318
Distributions receivable from Fidelity Central Funds		469
Prepaid expenses		6
Other receivables		24
Total assets		5,004,687
Liabilities
Payable for investments purchased	$78,475
Payable for fund shares redeemed	2,379
Accrued management fee	2,011
Distribution and service plan fees payable	933
Other affiliated payables	632
Other payables and accrued expenses	4,296
Collateral on securities loaned	30,147
Total Liabilities		118,873
Net Assets		$4,885,814
Net Assets consist of:
Paid in capital		$3,458,997
Total accumulated earnings (loss)		1,426,817
Net Assets		$4,885,814

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($1,421,852 ÷ 102,682 shares) (a)		$13.85
Maximum offering price per share (100/94.25 of $13.85)		$14.69
Class M :
Net Asset Value and redemption price per share ($1,436,622 ÷ 107,402 shares) (a)		$13.38
Maximum offering price per share (100/96.50 of $13.38)		$13.87
Class C :
Net Asset Value and offering price per share ($97,630 ÷ 9,266 shares) (a)		$10.54
Class I :
Net Asset Value , offering price and redemption price per share ($1,284,799 ÷ 80,531 shares)		$15.95
Class Z :
Net Asset Value , offering price and redemption price per share ($644,911 ÷ 39,894 shares)		$16.17
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Amounts in thousands		Year ended November 30, 2022
Investment Income
Dividends		$36,450
Income from Fidelity Central Funds (including $384 from security lending)		1,803
Total Income		38,253
Expenses
Management fee	$23,564
Transfer agent fees	6,807
Distribution and service plan fees	12,546
Accounting fees	998
Custodian fees and expenses	91
Independent trustees' fees and expenses	16
Registration fees	206
Audit	71
Legal	6
Interest	1
Miscellaneous	20
Total expenses before reductions	44,326
Expense reductions	(149)
Total expenses after reductions		44,177
Net Investment income (loss)		(5,924)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $300)	101,827
Foreign currency transactions	(63)
Total net realized gain (loss)		101,764
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $430)	(1,034,466)
Unfunded commitments	253
Assets and liabilities in foreign currencies	28
Total change in net unrealized appreciation (depreciation)		(1,034,185)
Net gain (loss)		(932,421)
Net increase (decrease) in net assets resulting from operations		$(938,345)
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,924)	$(3,171)
Net realized gain (loss)	101,764	641,521
Change in net unrealized appreciation (depreciation)	(1,034,185)	464,667
Net increase (decrease) in net assets resulting from operations	(938,345)	1,103,017
Distributions to shareholders	(584,982)	(476,279)
Share transactions - net increase (decrease)	1,234,456	241,772
Total increase (decrease) in net assets	(288,871)	868,510

Net Assets
Beginning of period	5,174,685	4,306,175
End of period	$4,885,814	$5,174,685

Financial Highlights
Fidelity Advisor® Equity Growth Fund Class A

Years ended November 30,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$19.23	$17.06	$13.07	$11.84	$12.26
Income from Investment Operations
Net investment income (loss) B,C	(.02)	- D	(.05)	(.02)	(.01)
Net realized and unrealized gain (loss)	(3.14)	4.08	5.22	1.97	.93
Total from investment operations	(3.16)	4.08	5.17	1.95	.92
Distributions from net realized gain	(2.22)	(1.91)	(1.18)	(.72)	(1.34)
Total distributions	(2.22)	(1.91)	(1.18)	(.72)	(1.34)
Net asset value, end of period	$13.85	$19.23	$17.06	$13.07	$11.84
Total Return E,F	(18.79)%	26.35%	42.92%	18.34%	8.38%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.97%	.97%	.99%	1.01%	1.02%
Expenses net of fee waivers, if any	.97%	.97%	.99%	1.01%	1.01%
Expenses net of all reductions	.97%	.97%	.99%	1.01%	1.01%
Net investment income (loss)	(.11)%	(.02)% D	(.33)%	(.16)%	(.09)%
Supplemental Data
Net assets, end of period (in millions)	$1,422	$1,752	$1,477	$1,049	$865
Portfolio turnover rate I	40%	44%	52%	49% J	37%

A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.31)%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Growth Fund Class M

Years ended November 30,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$18.64	$16.60	$12.78	$11.61	$12.05
Income from Investment Operations
Net investment income (loss) B,C	(.05)	(.04) D	(.08)	(.05)	(.04)
Net realized and unrealized gain (loss)	(3.04)	3.95	5.08	1.94	.91
Total from investment operations	(3.09)	3.91	5.00	1.89	.87
Distributions from net realized gain	(2.17)	(1.87)	(1.18)	(.72)	(1.31)
Total distributions	(2.17)	(1.87)	(1.18)	(.72)	(1.31)
Net asset value, end of period	$13.38	$18.64	$16.60	$12.78	$11.61
Total Return E,F	(18.95)%	25.99%	42.54%	18.18%	8.07%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.21%	1.21%	1.23%	1.25%	1.25%
Expenses net of fee waivers, if any	1.21%	1.21%	1.23%	1.25%	1.25%
Expenses net of all reductions	1.21%	1.21%	1.23%	1.24%	1.24%
Net investment income (loss)	(.36)%	(.26)% D	(.57)%	(.40)%	(.32)%
Supplemental Data
Net assets, end of period (in millions)	$1,437	$1,938	$1,747	$1,417	$1,332
Portfolio turnover rate I	40%	44%	52%	49% J	37%

A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.56)%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Growth Fund Class C

Years ended November 30,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$15.14	$13.84	$10.90	$10.07	$10.63
Income from Investment Operations
Net investment income (loss) B,C	(.10)	(.11) D	(.13)	(.09)	(.09)
Net realized and unrealized gain (loss)	(2.39)	3.24	4.25	1.64	.80
Total from investment operations	(2.49)	3.13	4.12	1.55	.71
Distributions from net realized gain	(2.11)	(1.83)	(1.18)	(.72)	(1.27)
Total distributions	(2.11)	(1.83)	(1.18)	(.72)	(1.27)
Net asset value, end of period	$10.54	$15.14	$13.84	$10.90	$10.07
Total Return E,F	(19.38)%	25.36%	41.73%	17.53%	7.50%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.75%	1.74%	1.78%	1.80%	1.78%
Expenses net of fee waivers, if any	1.75%	1.74%	1.77%	1.80%	1.78%
Expenses net of all reductions	1.75%	1.74%	1.77%	1.79%	1.77%
Net investment income (loss)	(.89)%	(.79)% D	(1.12)%	(.95)%	(.85)%
Supplemental Data
Net assets, end of period (in millions)	$98	$134	$131	$101	$196
Portfolio turnover rate I	40%	44%	52%	49% J	37%

A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.09)%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Growth Fund Class I

Years ended November 30,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$21.82	$19.10	$14.46	$12.98	$13.32
Income from Investment Operations
Net investment income (loss) B,C	.02	.05 D	(.01)	.01	.02
Net realized and unrealized gain (loss)	(3.63)	4.61	5.83	2.19	1.01
Total from investment operations	(3.61)	4.66	5.82	2.20	1.03
Distributions from net realized gain	(2.26)	(1.94)	(1.18)	(.72)	(1.37)
Total distributions	(2.26)	(1.94)	(1.18)	(.72)	(1.37)
Net asset value, end of period	$15.95	$21.82	$19.10	$14.46	$12.98
Total Return E	(18.62)%	26.65%	43.32%	18.68%	8.65%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.72%	.71%	.74%	.75%	.75%
Expenses net of fee waivers, if any	.71%	.71%	.73%	.75%	.75%
Expenses net of all reductions	.71%	.71%	.73%	.75%	.75%
Net investment income (loss)	.14%	.24% D	(.07)%	.10%	.17%
Supplemental Data
Net assets, end of period (in millions)	$1,285	$1,067	$770	$548	$679
Portfolio turnover rate H	40%	44%	52%	49% I	37%

A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.06)%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Growth Fund Class Z

Years ended November 30,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$22.07	$19.30	$14.59	$13.07	$13.40
Income from Investment Operations
Net investment income (loss) B,C	.04	.07 D	.01	.03	.04
Net realized and unrealized gain (loss)	(3.66)	4.66	5.88	2.21	1.02
Total from investment operations	(3.62)	4.73	5.89	2.24	1.06
Distributions from net realized gain	(2.28)	(1.96)	(1.18)	(.72)	(1.39)
Total distributions	(2.28)	(1.96)	(1.18)	(.72)	(1.39)
Net asset value, end of period	$16.17	$22.07	$19.30	$14.59	$13.07
Total Return E	(18.46)%	26.77%	43.43%	18.87%	8.80%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.60%	.60%	.61%	.62%	.62%
Expenses net of fee waivers, if any	.60%	.60%	.61%	.62%	.62%
Expenses net of all reductions	.60%	.60%	.61%	.62%	.62%
Net investment income (loss)	.26%	.35% D	.05%	.23%	.30%
Supplemental Data
Net assets, end of period (in millions)	$645	$285	$180	$112	$87
Portfolio turnover rate H	40%	44%	52%	49% I	37%

A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .06%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended November 30, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Equity Growth Fund	$24

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, partnerships and   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,581,459
Gross unrealized depreciation	(246,693)
Net unrealized appreciation (depreciation)	$1,334,766
Tax Cost	$3,643,585

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$102,671
Net unrealized appreciation (depreciation) on securities and other investments	$1,334,803

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$62,096	$19,253
Long-term Capital Gains	522,886	457,026
Total	$584,982	$476,279

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Growth Fund	2,367,671	1,783,284

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$3,652	$48
Class M	.25%	.25%	7,847	13
Class C	.75%	.25%	1,047	121
			$12,546	$182

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$335
Class M	31
Class C A	2
$368

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$2,392.16
Class M	2,455.16
Class C	202.19
Class I	1,621.16
Class Z	137.04
	$6,807

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Equity Growth Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Equity Growth Fund	$34

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Equity Growth Fund	Borrower	$12,647.32%		$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Equity Growth Fund	147,457	91,838	4,520

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Equity Growth Fund	$8

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Equity Growth Fund	$41	$2	$36

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $149.

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Equity Growth Fund
Distributions to shareholders
Class A	$201,902	$165,526
Class M	224,409	196,250
Class C	18,487	17,503
Class I	110,672	77,607
Class Z	29,512	19,393
Total	$584,982	$476,279

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2022	Year ended November 30, 2021	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Equity Growth Fund
Class A
Shares sold	16,685	10,433	$238,232	$181,362
Reinvestment of distributions	10,895	9,810	189,362	155,004
Shares redeemed	(16,000)	(15,717)	(233,550)	(273,966)
Net increase (decrease)	11,580	4,526	$194,044	$62,400
Class M
Shares sold	8,496	8,240	$121,186	$138,409
Reinvestment of distributions	13,013	12,449	218,886	191,216
Shares redeemed	(18,044)	(22,005)	(258,376)	(373,922)
Net increase (decrease)	3,465	(1,316)	$81,696	$(44,297)
Class C
Shares sold	2,281	1,699	$25,246	$23,445
Reinvestment of distributions	1,360	1,378	18,111	17,283
Shares redeemed	(3,196)	(3,751)	(36,259)	(51,874)
Net increase (decrease)	445	(674)	$7,098	$(11,146)
Class I
Shares sold	45,700	15,368	$738,514	$307,950
Reinvestment of distributions	5,203	4,008	103,900	71,711
Shares redeemed	(19,286)	(10,810)	(320,943)	(214,558)
Net increase (decrease)	31,617	8,566	$521,471	$165,103
Class Z
Shares sold	29,802	4,967	$472,459	$99,995
Reinvestment of distributions	1,400	1,033	28,312	18,669
Shares redeemed	(4,204)	(2,454)	(70,624)	(48,952)
Net increase (decrease)	26,998	3,546	$430,147	$69,712

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Equity Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 12, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022
Fidelity Advisor® Equity Growth Fund
Class A	.97%
Actual		$ 1,000	$ 983.00	$ 4.82
Hypothetical- B		$ 1,000	$ 1,020.21	$ 4.91
Class M	1.21%
Actual		$ 1,000	$ 982.40	$ 6.01
Hypothetical- B		$ 1,000	$ 1,019.00	$ 6.12
Class C	1.75%
Actual		$ 1,000	$ 979.60	$ 8.68
Hypothetical- B		$ 1,000	$ 1,016.29	$ 8.85
Class I	.72%
Actual		$ 1,000	$ 984.00	$ 3.58
Hypothetical- B		$ 1,000	$ 1,021.46	$ 3.65
Class Z	.60%
Actual		$ 1,000	$ 985.40	$ 2.99
Hypothetical- B		$ 1,000	$ 1,022.06	$ 3.04

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2022, $121,433,885, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 60%; Class M designates 74%; Class C designates 100%; Class I designates 51%; and Class Z designates 47% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 68%; Class M designates 83%; Class C designates 100%; Class I designates 57%; and Class Z designates 53% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A, Class M, Class I, and Class Z designate 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.539469.125
EPG-ANN-0123
Fidelity Advisor® Value Strategies Fund

Annual Report
November 30, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-0.87%	8.13%	10.26%
Class M (incl.3.50% sales charge)	1.27%	8.39%	10.28%
Class C (incl. contingent deferred sales charge)	3.42%	8.56%	10.23%
Fidelity® Value Strategies Fund	5.48%	9.72%	11.23%
Class K	5.59%	9.85%	11.38%
Class I	5.44%	9.69%	11.19%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Strategies Fund - Class A, on November 30, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

31,000
27,500
25,000
22,500
20,000
17,500
15,000
12,500
10,000
$9,400
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$26,559 Fidelity Advisor® Value Strategies Fund - Class A
$28,324 Russell Midcap® Value Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500 ® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500 shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Portfolio Manager Matt Friedman:
For the fiscal year ending November 30, 2022, the fund's share classes (excluding sales charges, if applicable) gained roughly 4% to 6%, outperforming the -1.50% result of the benchmark Russell Midcap ® Value Index. The largest contributors to performance versus the benchmark were our stock picks in industrials and health care. Also bolstering performance was security selection in the financials sector, especially within the diversified financials industry. Our top individual relative contributor was an out-of-benchmark investment in Cigna (+73%), which was among our largest holdings. The fund's non-benchmark position in Canadian National Resources, the biggest holding in the fund, gained roughly 54%. Another notable relative contributor was an overweighting in Hess (+94%), another of our largest holdings. Conversely, the biggest detractor from performance versus the benchmark was our security selection in materials. Weak picks in real estate also hampered the fund's relative result. Our biggest individual relative detractor was an out-of-benchmark stake in Unisys (-76%). Another notable relative detractor was an overweighting in Signature Bank (-53%). This period we increased our stake. The fund's non-benchmark investment in Jeld-Wen, a position not held at period end, returned -58%. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to real estate.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Canadian Natural Resources Ltd.	2.8
Hess Corp.	2.0
Cigna Corp.	1.8
PG&E Corp.	1.7
Halliburton Co.	1.7
Ameriprise Financial, Inc.	1.6
LPL Financial	1.6
Flex Ltd.	1.6
The Travelers Companies, Inc.	1.5
The AES Corp.	1.5
17.8

Market Sectors (% of Fund's net assets)

Industrials	16.5
Financials	16.2
Consumer Discretionary	12.6
Materials	10.4
Energy	9.5
Utilities	8.3
Health Care	7.7
Real Estate	7.4
Information Technology	4.7
Consumer Staples	3.5
Communication Services	3.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 17.3%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 0.7%
Cellnex Telecom SA (a)	336,900	11,586
Interactive Media & Services - 0.6%
Ziff Davis, Inc. (b)	97,800	9,023
Media - 1.8%
Interpublic Group of Companies, Inc.	274,000	9,415
Liberty Broadband Corp. Class C (b)	128,000	11,630
Nexstar Broadcasting Group, Inc. Class A	35,800	6,786
		27,831
TOTAL COMMUNICATION SERVICES		48,440
CONSUMER DISCRETIONARY - 12.6%
Auto Components - 1.5%
Adient PLC (b)	324,700	12,644
Autoliv, Inc.	114,900	10,157
		22,801
Diversified Consumer Services - 0.9%
Adtalem Global Education, Inc. (b)	351,237	14,611
Hotels, Restaurants & Leisure - 0.8%
Caesars Entertainment, Inc. (b)	258,800	13,150
Household Durables - 2.0%
Mohawk Industries, Inc. (b)	87,200	8,836
Taylor Morrison Home Corp. (b)	249,100	7,570
Tempur Sealy International, Inc.	448,700	14,255
		30,661
Internet & Direct Marketing Retail - 0.8%
eBay, Inc.	282,600	12,841
Leisure Products - 0.5%
Mattel, Inc. (b)	432,300	7,881
Multiline Retail - 1.8%
Dollar Tree, Inc. (b)	106,400	15,991
Kohl's Corp.	195,900	6,284
Nordstrom, Inc. (c)	231,100	4,846
		27,121
Specialty Retail - 3.6%
American Eagle Outfitters, Inc. (c)	1,047,222	16,567
Lithia Motors, Inc. Class A (sub. vtg.) (c)	39,800	9,525
Rent-A-Center, Inc.	301,700	7,268
Sally Beauty Holdings, Inc. (b)	427,900	5,032
Victoria's Secret & Co. (b)	379,100	17,439
		55,831
Textiles, Apparel & Luxury Goods - 0.7%
Capri Holdings Ltd. (b)	176,100	10,099
TOTAL CONSUMER DISCRETIONARY		194,996
CONSUMER STAPLES - 3.5%
Beverages - 0.9%
Primo Water Corp.	839,700	13,141
Food & Staples Retailing - 1.4%
U.S. Foods Holding Corp. (b)	589,100	21,549
Food Products - 1.2%
Darling Ingredients, Inc. (b)	261,722	18,799
TOTAL CONSUMER STAPLES		53,489
ENERGY - 9.5%
Energy Equipment & Services - 2.4%
Halliburton Co.	709,300	26,875
Liberty Oilfield Services, Inc. Class A	643,187	10,632
		37,507
Oil, Gas & Consumable Fuels - 7.1%
Canadian Natural Resources Ltd.	722,000	43,110
Hess Corp.	219,800	31,631
HF Sinclair Corp.	237,200	14,787
Tourmaline Oil Corp.	324,200	19,732
		109,260
TOTAL ENERGY		146,767
FINANCIALS - 16.2%
Banks - 3.3%
East West Bancorp, Inc.	300,700	21,112
First Citizens Bancshares, Inc. (c)	18,800	15,349
Signature Bank	110,500	15,415
		51,876
Capital Markets - 4.0%
Ameriprise Financial, Inc.	73,800	24,498
Lazard Ltd. Class A (c)	347,800	12,733
LPL Financial	102,700	24,310
		61,541
Consumer Finance - 1.9%
OneMain Holdings, Inc.	306,700	12,072
SLM Corp.	990,184	17,289
		29,361
Diversified Financial Services - 1.4%
Apollo Global Management, Inc.	318,500	22,101
Insurance - 4.8%
American Financial Group, Inc.	76,800	10,922
Arch Capital Group Ltd. (b)	303,800	18,201
Assurant, Inc.	102,900	13,194
Reinsurance Group of America, Inc.	60,033	8,669
The Travelers Companies, Inc.	119,000	22,587
		73,573
Thrifts & Mortgage Finance - 0.8%
Walker & Dunlop, Inc.	136,300	12,173
TOTAL FINANCIALS		250,625
HEALTH CARE - 7.7%
Biotechnology - 1.0%
United Therapeutics Corp. (b)	56,000	15,674
Health Care Providers & Services - 5.2%
AdaptHealth Corp. (b)	550,800	12,288
Centene Corp. (b)	189,900	16,531
Cigna Corp.	83,200	27,364
Laboratory Corp. of America Holdings	52,700	12,685
Tenet Healthcare Corp. (b)	238,200	11,000
		79,868
Life Sciences Tools & Services - 0.4%
Syneos Health, Inc. (b)	177,100	6,248
Pharmaceuticals - 1.1%
Jazz Pharmaceuticals PLC (b)	108,500	17,025
TOTAL HEALTH CARE		118,815
INDUSTRIALS - 16.5%
Air Freight & Logistics - 0.9%
FedEx Corp.	74,100	13,503
Building Products - 1.3%
Builders FirstSource, Inc. (b)	315,700	20,183
Commercial Services & Supplies - 0.9%
The Brink's Co.	235,100	14,047
Construction & Engineering - 4.1%
Fluor Corp. (b)(c)	604,100	20,304
Granite Construction, Inc. (c)	330,400	11,901
MDU Resources Group, Inc.	394,900	12,435
Willscot Mobile Mini Holdings (b)	405,100	19,530
		64,170
Electrical Equipment - 1.4%
Regal Rexnord Corp.	126,419	16,575
Sensata Technologies, Inc. PLC	132,669	5,983
		22,558
Machinery - 3.9%
Allison Transmission Holdings, Inc.	277,200	12,419
Crane Holdings Co.	119,200	12,628
Flowserve Corp.	609,700	19,120
Kennametal, Inc. (c)	596,400	15,757
		59,924
Professional Services - 1.1%
Manpower, Inc.	187,300	16,392
Road & Rail - 2.0%
RXO, Inc. (b)	309,700	5,884
TFI International, Inc. (Canada)	126,900	13,773
XPO Logistics, Inc. (b)	309,700	11,961
		31,618
Trading Companies & Distributors - 0.9%
Beacon Roofing Supply, Inc. (b)	230,300	13,447
TOTAL INDUSTRIALS		255,842
INFORMATION TECHNOLOGY - 4.7%
Electronic Equipment & Components - 2.0%
Flex Ltd. (b)	1,095,300	24,075
Vontier Corp.	344,600	6,764
		30,839
IT Services - 2.1%
Fidelity National Information Services, Inc.	220,900	16,033
SS&C Technologies Holdings, Inc.	239,900	12,897
Unisys Corp. (b)	703,132	3,023
		31,953
Software - 0.6%
NCR Corp. (b)	428,800	10,235
TOTAL INFORMATION TECHNOLOGY		73,027
MATERIALS - 10.4%
Chemicals - 3.8%
Axalta Coating Systems Ltd. (b)	436,500	11,716
Methanex Corp. (c)	275,600	10,751
Olin Corp.	297,783	16,968
Tronox Holdings PLC	544,400	7,692
Westlake Corp. (c)	113,100	12,175
		59,302
Construction Materials - 0.5%
Eagle Materials, Inc.	58,100	7,921
Containers & Packaging - 2.2%
Berry Global Group, Inc.	157,000	9,200
Crown Holdings, Inc.	165,954	13,643
O-I Glass, Inc. (b)	664,200	10,900
		33,743
Metals & Mining - 3.1%
ArcelorMittal SA Class A unit GDR	347,300	9,394
Arconic Corp. (b)	732,700	17,460
Constellium NV (b)	753,797	9,385
Freeport-McMoRan, Inc.	273,700	10,893
		47,132
Paper & Forest Products - 0.8%
Louisiana-Pacific Corp.	195,700	12,486
TOTAL MATERIALS		160,584
REAL ESTATE - 7.4%
Equity Real Estate Investment Trusts (REITs) - 5.0%
CubeSmart	527,500	21,833
Equinix, Inc.	13,700	9,462
Equity Lifestyle Properties, Inc.	236,800	15,728
Prologis (REIT), Inc.	100,937	11,889
Welltower, Inc.	260,400	18,496
		77,408
Real Estate Management & Development - 2.4%
Cushman & Wakefield PLC (b)	1,287,400	14,702
Jones Lang LaSalle, Inc. (b)	110,100	18,516
WeWork, Inc. (b)(c)	1,236,300	3,412
		36,630
TOTAL REAL ESTATE		114,038
UTILITIES - 8.3%
Electric Utilities - 6.1%
Constellation Energy Corp.	219,100	21,060
Edison International	259,300	17,285
Entergy Corp.	159,000	18,487
FirstEnergy Corp.	255,500	10,537
PG&E Corp. (b)	1,728,115	27,131
		94,500
Independent Power and Renewable Electricity Producers - 2.2%
The AES Corp.	779,600	22,546
Vistra Corp.	461,000	11,216
		33,762
TOTAL UTILITIES		128,262
TOTAL COMMON STOCKS (Cost $1,276,548)		1,544,885

Money Market Funds - 3.4%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 3.86% (d)	1,323,598	1,324
Fidelity Securities Lending Cash Central Fund 3.86% (d)(e)	51,748,900	51,754
TOTAL MONEY MARKET FUNDS (Cost $53,078)		53,078

TOTAL INVESTMENT IN SECURITIES - 103.3% (Cost $1,329,626)	1,597,963
NET OTHER ASSETS (LIABILITIES) - (3.3)%	(51,405)
NET ASSETS - 100.0%	1,546,558

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,586,000 or 0.7% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	42,802	367,632	409,110	177	-	-	1,324	0.0%
Fidelity Securities Lending Cash Central Fund 3.86%	17,043	655,667	620,956	160	-	-	51,754	0.2%
Total	59,845	1,023,299	1,030,066	337	-	-	53,078

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	48,440	36,854	11,586	-
Consumer Discretionary	194,996	194,996	-	-
Consumer Staples	53,489	53,489	-	-
Energy	146,767	146,767	-	-
Financials	250,625	250,625	-	-
Health Care	118,815	118,815	-	-
Industrials	255,842	255,842	-	-
Information Technology	73,027	73,027	-	-
Materials	160,584	160,584	-	-
Real Estate	114,038	114,038	-	-
Utilities	128,262	128,262	-	-

Money Market Funds	53,078	53,078	-	-
Total Investments in Securities:	1,597,963	1,586,377	11,586	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $50,716) - See accompanying schedule:
Unaffiliated issuers (cost $1,276,548)	$1,544,885
Fidelity Central Funds (cost $53,078)	53,078

Total Investment in Securities (cost $1,329,626)		$1,597,963
Receivable for investments sold		29,252
Receivable for fund shares sold		662
Dividends receivable		1,651
Distributions receivable from Fidelity Central Funds		30
Prepaid expenses		2
Total assets		1,629,560
Liabilities
Payable for investments purchased	$28,799
Payable for fund shares redeemed	1,194
Accrued management fee	843
Distribution and service plan fees payable	170
Other affiliated payables	231
Other payables and accrued expenses	11
Collateral on securities loaned	51,754
Total Liabilities		83,002
Net Assets		$1,546,558
Net Assets consist of:
Paid in capital		$1,249,274
Total accumulated earnings (loss)		297,284
Net Assets		$1,546,558

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($317,773 ÷ 7,707 shares) (a)		$41.23
Maximum offering price per share (100/94.25 of $41.23)		$43.75
Class M :
Net Asset Value and redemption price per share ($231,490 ÷ 5,242 shares) (a)		$44.16
Maximum offering price per share (100/96.50 of $44.16)		$45.76
Class C :
Net Asset Value and offering price per share ($18,076 ÷ 534 shares) (a)(b)		$33.87
Fidelity Value Strategies Fund :
Net Asset Value , offering price and redemption price per share ($565,088 ÷ 11,157 shares)		$50.65
Class K :
Net Asset Value , offering price and redemption price per share ($61,703 ÷ 1,219 shares) (b)		$50.61
Class I :
Net Asset Value , offering price and redemption price per share ($352,428 ÷ 7,569 shares)		$46.56
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Amounts in thousands		Year ended November 30, 2022
Investment Income
Dividends		$24,944
Income from Fidelity Central Funds (including $160 from security lending)		337
Total Income		25,281
Expenses
Management fee
Basic fee	$7,621
Performance adjustment	2,054
Transfer agent fees	2,342
Distribution and service plan fees	2,028
Accounting fees	430
Custodian fees and expenses	15
Independent trustees' fees and expenses	5
Registration fees	147
Audit	59
Legal	3
Interest	1
Miscellaneous	7
Total expenses before reductions	14,712
Expense reductions	(47)
Total expenses after reductions		14,665
Net Investment income (loss)		10,616
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	32,417
Foreign currency transactions	(17)
Total net realized gain (loss)		32,400
Change in net unrealized appreciation (depreciation) on investment securities		24,245
Net gain (loss)		56,645
Net increase (decrease) in net assets resulting from operations		$67,261
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,616	$11,648
Net realized gain (loss)	32,400	140,353
Change in net unrealized appreciation (depreciation)	24,245	103,632
Net increase (decrease) in net assets resulting from operations	67,261	255,633
Distributions to shareholders	(104,569)	(6,556)
Share transactions - net increase (decrease)	256,598	289,262
Total increase (decrease) in net assets	219,290	538,339

Net Assets
Beginning of period	1,327,268	788,929
End of period	$1,546,558	$1,327,268

Financial Highlights
Fidelity Advisor® Value Strategies Fund Class A

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$42.62	$32.58	$33.23	$33.48	$38.91
Income from Investment Operations
Net investment income (loss) A,B	.24	.37 C	.29	.42 D	.35
Net realized and unrealized gain (loss)	2.05	9.96	.87	3.66	(2.50)
Total from investment operations	2.29	10.33	1.16	4.08	(2.15)
Distributions from net investment income	(.39)	(.29)	(.46) E	(.29)	(.51)
Distributions from net realized gain	(3.29)	-	(1.34) E	(4.04)	(2.77)
Total distributions	(3.68)	(.29)	(1.81) F	(4.33)	(3.28)
Net asset value, end of period	$41.23	$42.62	$32.58	$33.23	$33.48
Total Return G,H	5.18%	31.91%	3.53%	16.34%	(6.16)%
Ratios to Average Net Assets B,I,J
Expenses before reductions	1.14%	1.13%	1.03%	1.02%	.91%
Expenses net of fee waivers, if any	1.13%	1.13%	1.02%	1.02%	.91%
Expenses net of all reductions	1.13%	1.13%	1.01%	1.01%	.90%
Net investment income (loss)	.61%	.90% C	1.03%	1.39% D	.98% K
Supplemental Data
Net assets, end of period (in millions)	$318	$254	$191	$204	$175
Portfolio turnover rate L	46%	53%	72%	66%	72%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .52%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.10%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total distributions per share do not sum due to rounding.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Total returns do not include the effect of the sales charges.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K The 2018 net investment income (loss) ratio has been restated to reflect the reclassification of certain distributions received by the fund.

L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Value Strategies Fund Class M

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$45.37	$34.67	$35.23	$35.16	$40.69
Income from Investment Operations
Net investment income (loss) A,B	.16	.29 C	.24	.37 D	.28
Net realized and unrealized gain (loss)	2.17	10.61	.92	3.93	(2.63)
Total from investment operations	2.33	10.90	1.16	4.30	(2.35)
Distributions from net investment income	(.25)	(.20)	(.37) E	(.19)	(.41)
Distributions from net realized gain	(3.29)	-	(1.34) E	(4.04)	(2.77)
Total distributions	(3.54)	(.20)	(1.72) F	(4.23)	(3.18)
Net asset value, end of period	$44.16	$45.37	$34.67	$35.23	$35.16
Total Return G,H	4.95%	31.59%	3.32%	16.07%	(6.38)%
Ratios to Average Net Assets B,I,J
Expenses before reductions	1.37%	1.37%	1.25%	1.25%	1.14%
Expenses net of fee waivers, if any	1.37%	1.37%	1.25%	1.24%	1.14%
Expenses net of all reductions	1.37%	1.37%	1.24%	1.24%	1.13%
Net investment income (loss)	.37%	.66% C	.81%	1.16% D	.75%
Supplemental Data
Net assets, end of period (in millions)	$231	$237	$204	$234	$225
Portfolio turnover rate K	46%	53%	72%	66%	72%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .87%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total distributions per share do not sum due to rounding.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Total returns do not include the effect of the sales charges.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Value Strategies Fund Class C

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$35.64	$27.33	$28.07	$28.95	$34.09
Income from Investment Operations
Net investment income (loss) A,B	(.06)	.04 C	.05	.15 D	.06
Net realized and unrealized gain (loss)	1.72	8.37	.71	3.04	(2.16)
Total from investment operations	1.66	8.41	.76	3.19	(2.10)
Distributions from net investment income	(.14)	(.10)	(.16) E	(.03)	(.27)
Distributions from net realized gain	(3.29)	-	(1.34) E	(4.04)	(2.77)
Total distributions	(3.43)	(.10)	(1.50)	(4.07)	(3.04)
Net asset value, end of period	$33.87	$35.64	$27.33	$28.07	$28.95
Total Return F,G	4.37%	30.84%	2.73%	15.41%	(6.89)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.92%	1.92%	1.83%	1.82%	1.68%
Expenses net of fee waivers, if any	1.91%	1.91%	1.83%	1.82%	1.68%
Expenses net of all reductions	1.91%	1.91%	1.82%	1.82%	1.67%
Net investment income (loss)	(.17)%	.11% C	.23%	.58% D	.21%
Supplemental Data
Net assets, end of period (in millions)	$18	$14	$11	$14	$34
Portfolio turnover rate J	46%	53%	72%	66%	72%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.26)%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .30%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the contingent deferred sales charge.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Value Strategies Fund

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$51.53	$39.30	$39.68	$39.04	$44.81
Income from Investment Operations
Net investment income (loss) A,B	.43	.58 C	.43	.60 D	.52
Net realized and unrealized gain (loss)	2.47	12.00	1.07	4.46	(2.92)
Total from investment operations	2.90	12.58	1.50	5.06	(2.40)
Distributions from net investment income	(.49)	(.35)	(.54) E	(.38)	(.61)
Distributions from net realized gain	(3.29)	-	(1.34) E	(4.04)	(2.77)
Total distributions	(3.78)	(.35)	(1.88)	(4.42)	(3.37) F
Net asset value, end of period	$50.65	$51.53	$39.30	$39.68	$39.04
Total Return G	5.48%	32.24%	3.85%	16.63%	(5.89)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.88%	.86%	.76%	.74%	.63%
Expenses net of fee waivers, if any	.87%	.86%	.76%	.74%	.63%
Expenses net of all reductions	.87%	.86%	.75%	.74%	.62%
Net investment income (loss)	.87%	1.17% C	1.30%	1.66% D	1.26%
Supplemental Data
Net assets, end of period (in millions)	$565	$513	$285	$332	$324
Portfolio turnover rate J	46%	53%	72%	66%	72%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.19 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .79%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.37%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total distributions per share do not sum due to rounding.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Value Strategies Fund Class K

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$51.49	$39.27	$39.65	$39.03	$44.82
Income from Investment Operations
Net investment income (loss) A,B	.49	.64 C	.48	.64 D	.58
Net realized and unrealized gain (loss)	2.46	11.98	1.07	4.46	(2.93)
Total from investment operations	2.95	12.62	1.55	5.10	(2.35)
Distributions from net investment income	(.54)	(.40)	(.59) E	(.44)	(.67)
Distributions from net realized gain	(3.29)	-	(1.34) E	(4.04)	(2.77)
Total distributions	(3.83)	(.40)	(1.93)	(4.48)	(3.44)
Net asset value, end of period	$50.61	$51.49	$39.27	$39.65	$39.03
Total Return F	5.59%	32.41%	3.99%	16.80%	(5.80)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.75%	.75%	.62%	.61%	.50%
Expenses net of fee waivers, if any	.75%	.75%	.61%	.61%	.50%
Expenses net of all reductions	.75%	.75%	.60%	.61%	.49%
Net investment income (loss)	.99%	1.28% C	1.44%	1.79% D	1.39%
Supplemental Data
Net assets, end of period (in millions)	$62	$54	$37	$49	$49
Portfolio turnover rate I	46%	53%	72%	66%	72%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.19 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .91%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.50%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Value Strategies Fund Class I

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$47.69	$36.40	$36.90	$36.64	$42.27
Income from Investment Operations
Net investment income (loss) A,B	.39	.54 C	.40	.55 D	.48
Net realized and unrealized gain (loss)	2.28	11.10	.98	4.12	(2.75)
Total from investment operations	2.67	11.64	1.38	4.67	(2.27)
Distributions from net investment income	(.51)	(.35)	(.53) E	(.37)	(.59)
Distributions from net realized gain	(3.29)	-	(1.34) E	(4.04)	(2.77)
Total distributions	(3.80)	(.35)	(1.88) F	(4.41)	(3.36)
Net asset value, end of period	$46.56	$47.69	$36.40	$36.90	$36.64
Total Return G	5.44%	32.23%	3.80%	16.64%	(5.95)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.89%	.88%	.78%	.78%	.67%
Expenses net of fee waivers, if any	.88%	.88%	.78%	.78%	.67%
Expenses net of all reductions	.88%	.88%	.77%	.77%	.66%
Net investment income (loss)	.86%	1.15% C	1.27%	1.63% D	1.22%
Supplemental Data
Net assets, end of period (in millions)	$352	$256	$61	$72	$62
Portfolio turnover rate J	46%	53%	72%	66%	72%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.18 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .77%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.34%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total distributions per share do not sum due to rounding.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Value Strategies Fund, Class K and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, partnerships and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$372,574
Gross unrealized depreciation	(105,814)
Net unrealized appreciation (depreciation)	$266,760
Tax Cost	$1,331,203

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,391
Undistributed long-term capital gain	$22,133
Net unrealized appreciation (depreciation) on securities and other investments	$266,760

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$16,274	$6,556
Long-term Capital Gains	88,295	-
Total	$104,569	$6,556

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Value Strategies Fund	834,128	655,866
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$703	$19
Class M	.25%	.25%	1,158	6
Class C	.75%	.25%	167	46
			$2,028	$71

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$77
Class M	7
Class C A	- B
$84

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.
B In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$486.17
Class M	371.16
Class C	34.20
Fidelity Value Strategies Fund	880.16
Class K	24.04
Class I	547.17
	$2,342

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Value Strategies Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Value Strategies Fund	$18

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Value Strategies Fund	Borrower	$6,352	2.68%	$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Value Strategies Fund	94,975	103,613	7,405

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Value Strategies Fund	$2

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Value Strategies Fund	$17	$-	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $47.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Value Strategies Fund
Distributions to shareholders
Class A	$21,936	$1,656
Class M	18,416	1,180
Class C	1,360	40
Fidelity Value Strategies Fund	37,615	2,562
Class K	4,029	519
Class I	21,213	599
Total	$104,569	$6,556
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2022	Year ended November 30, 2021	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Value Strategies Fund
Class A
Shares sold	2,196	923	$89,027	$38,968
Reinvestment of distributions	488	46	20,592	1,564
Shares redeemed	(926)	(886)	(36,950)	(36,228)
Net increase (decrease)	1,758	83	$72,669	$4,304
Class M
Shares sold	311	264	$13,538	$11,691
Reinvestment of distributions	374	30	16,915	1,087
Shares redeemed	(668)	(946)	(28,828)	(41,613)
Net increase (decrease)	17	(652)	$1,625	$(28,835)
Class C
Shares sold	242	176	$8,153	$6,181
Reinvestment of distributions	38	1	1,324	39
Shares redeemed	(141)	(199)	(4,671)	(6,868)
Net increase (decrease)	139	(22)	$4,806	$(648)
Fidelity Value Strategies Fund
Shares sold	4,143	5,709	$207,243	$286,521
Reinvestment of distributions	684	59	35,310	2,426
Shares redeemed	(3,616)	(3,070)	(176,732)	(154,252)
Net increase (decrease)	1,211	2,698	$65,821	$134,695
Class K
Shares sold	569	940	$28,021	$42,621
Reinvestment of distributions	78	13	4,029	519
Shares redeemed	(485)	(838)	(23,528)	(38,317)
Net increase (decrease)	162	115	$8,522	$4,823
Class I
Shares sold	4,791	4,762	$217,077	$225,688
Reinvestment of distributions	430	15	20,448	571
Shares redeemed	(3,013)	(1,086)	(134,370)	(51,336)
Net increase (decrease)	2,208	3,691	$103,155	$174,923
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Value Strategies Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022
Fidelity Advisor® Value Strategies Fund
Class A	1.14%
Actual		$ 1,000	$ 989.40	$ 5.69
Hypothetical- B		$ 1,000	$ 1,019.35	$ 5.77
Class M	1.37%
Actual		$ 1,000	$ 988.40	$ 6.83
Hypothetical- B		$ 1,000	$ 1,018.20	$ 6.93
Class C	1.92%
Actual		$ 1,000	$ 985.50	$ 9.56
Hypothetical- B		$ 1,000	$ 1,015.44	$ 9.70
Fidelity® Value Strategies Fund	.88%
Actual		$ 1,000	$ 990.80	$ 4.39
Hypothetical- B		$ 1,000	$ 1,020.66	$ 4.46
Class K	.76%
Actual		$ 1,000	$ 991.40	$ 3.79
Hypothetical- B		$ 1,000	$ 1,021.26	$ 3.85
Class I	.89%
Actual		$ 1,000	$ 990.60	$ 4.44
Hypothetical- B		$ 1,000	$ 1,020.61	$ 4.51

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2022, $29,634,337, or, if subsequently determined to be different, the net capital gain of such year.
The fund designates 99.55% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.
Class A, Class M, Class C, Fidelity Advisor Value Strategies Fund designates 100%; Class K designates 94%; and Class I designates 98% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.
Class A, Class M, Class C, Fidelity Advisor Value Strategies Fund, Class K and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.539180.125
SO-ANN-0123
Fidelity Advisor® Large Cap Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-4.35%	8.61%	11.87%
Class M (incl.3.50% sales charge)	-2.31%	8.84%	11.85%
Class C (incl. contingent deferred sales charge)	-0.24%	9.06%	11.86%
Class I	1.77%	10.20%	12.84%
Class Z	1.88%	10.33%	12.92%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Fund - Class A, on November 30, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

41,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$30,705 Fidelity Advisor® Large Cap Fund - Class A
$34,966 S&P 500® Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Portfolio Manager Matt Fruhan:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 1% to 2%, handily outperforming the -9.21% result of the benchmark S&P 500® index. Versus the benchmark, market selection was the primary contributor, led by an overweight in the energy sector. My picks in the health care sector, especially within the health care equipment & services industry, also lifted the fund's relative result. Also lifting performance was an underweight and stock selection in consumer discretionary. The biggest individual relative contributor was an overweight in Exxon Mobil (+93%), the fund's top holding. Also helping was a lighter-than-benchmark stake in Amazon.com (-45%). This was an investment we established the past 12 months. Another notable relative contributor was an outsized stake in Hess (+96%), one of our biggest holdings. The fund's foreign holdings contributed overall, despite the headwind of broad U.S.-dollar strength. In contrast, the largest detractor from performance versus the benchmark was security selection in industrials, especially within the capital goods industry. An underweight in utilities and stock picks in financials also hampered relative performance. Not owning Chevron, a benchmark component that gained about 68%, was the largest individual relative detractor. Our second-largest relative detractor this period was avoiding Berkshire Hathaway, a benchmark component that gained 15%. It also hurt to overweight Comcast (-25%), which was among the fund's biggest holdings this period. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	7.8
General Electric Co.	6.2
Microsoft Corp.	5.8
Wells Fargo & Co.	5.7
Bank of America Corp.	3.1
Apple, Inc.	3.0
Hess Corp.	2.3
Bristol-Myers Squibb Co.	2.2
Comcast Corp. Class A	1.9
The Boeing Co.	1.9
39.9

Market Sectors (% of Fund's net assets)

Information Technology	17.4
Financials	16.4
Industrials	14.4
Energy	13.8
Health Care	13.7
Communication Services	7.5
Consumer Staples	4.6
Consumer Discretionary	3.6
Materials	3.1
Real Estate	0.8
Utilities	0.6

Asset Allocation (% of Fund's net assets)

Foreign investments - 9.8%

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 95.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.5%
Diversified Telecommunication Services - 0.4%
Cellnex Telecom SA (a)	42,300	1,454,636
Verizon Communications, Inc.	54,276	2,115,678
		3,570,314
Entertainment - 1.3%
Activision Blizzard, Inc.	16,611	1,228,383
Nintendo Co. Ltd. ADR	138,900	1,490,397
The Walt Disney Co. (b)	62,775	6,143,789
Universal Music Group NV	214,634	5,104,164
		13,966,733
Interactive Media & Services - 3.4%
Alphabet, Inc.:
Class A (b)	140,880	14,227,471
Class C (b)	127,460	12,930,817
Match Group, Inc. (b)	4,600	232,576
Meta Platforms, Inc. Class A (b)	56,500	6,672,650
Snap, Inc. Class A (b)	105,800	1,090,798
		35,154,312
Media - 2.4%
Comcast Corp. Class A	560,523	20,537,563
Interpublic Group of Companies, Inc.	146,420	5,030,991
		25,568,554
TOTAL COMMUNICATION SERVICES		78,259,913
CONSUMER DISCRETIONARY - 3.6%
Auto Components - 0.2%
BorgWarner, Inc.	63,616	2,704,316
Automobiles - 0.1%
General Motors Co.	22,800	924,768
Hotels, Restaurants & Leisure - 1.4%
Booking Holdings, Inc. (b)	4,019	8,357,310
Expedia, Inc. (b)	17,900	1,912,436
Marriott International, Inc. Class A	19,400	3,207,790
Starbucks Corp.	12,700	1,297,940
		14,775,476
Household Durables - 0.4%
Mohawk Industries, Inc. (b)	23,906	2,422,395
Sony Group Corp. sponsored ADR	14,500	1,204,515
Whirlpool Corp.	3,234	473,878
		4,100,788
Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc. (b)	19,300	1,863,222
Multiline Retail - 0.1%
Target Corp.	5,000	835,350
Specialty Retail - 1.1%
Lowe's Companies, Inc.	54,630	11,611,607
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc. Class B	7,200	789,768
TOTAL CONSUMER DISCRETIONARY		37,605,295
CONSUMER STAPLES - 4.6%
Beverages - 1.7%
Diageo PLC sponsored ADR	26,000	4,850,300
Keurig Dr. Pepper, Inc.	88,700	3,430,029
The Coca-Cola Co.	158,981	10,112,781
		18,393,110
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	1,300	701,025
Performance Food Group Co. (b)	37,100	2,262,358
Sysco Corp.	88,500	7,656,135
U.S. Foods Holding Corp. (b)	47,800	1,748,524
Walmart, Inc.	20,700	3,155,094
		15,523,136
Household Products - 0.1%
Colgate-Palmolive Co.	1,000	77,480
Spectrum Brands Holdings, Inc.	18,467	983,737
		1,061,217
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	400	94,316
Haleon PLC ADR (b)	374,138	2,577,811
		2,672,127
Tobacco - 1.0%
Altria Group, Inc.	221,180	10,302,564
TOTAL CONSUMER STAPLES		47,952,154
ENERGY - 13.8%
Energy Equipment & Services - 0.0%
Baker Hughes Co. Class A	7,900	229,258
Oil, Gas & Consumable Fuels - 13.8%
Canadian Natural Resources Ltd.	34,900	2,083,648
Cenovus Energy, Inc. (Canada)	765,462	15,222,175
EQT Corp.	25,500	1,081,455
Exxon Mobil Corp.	730,668	81,352,572
Hess Corp.	169,535	24,397,782
Imperial Oil Ltd.	88,900	5,057,813
Kosmos Energy Ltd. (b)	972,495	6,467,092
Phillips 66 Co.	14,400	1,561,536
Tourmaline Oil Corp.	125,400	7,632,233
		144,856,306
TOTAL ENERGY		145,085,564
FINANCIALS - 16.4%
Banks - 12.4%
Bank of America Corp.	845,314	31,995,135
JPMorgan Chase & Co.	81,818	11,305,611
M&T Bank Corp.	12,828	2,181,017
PNC Financial Services Group, Inc.	65,241	10,977,451
Truist Financial Corp.	156,127	7,308,305
U.S. Bancorp	135,490	6,149,891
Wells Fargo & Co.	1,248,903	59,884,899
		129,802,309
Capital Markets - 2.7%
KKR & Co. LP	102,191	5,305,757
Morgan Stanley	61,525	5,726,132
Northern Trust Corp.	102,391	9,533,626
Raymond James Financial, Inc.	27,793	3,249,002
State Street Corp.	55,119	4,391,331
		28,205,848
Consumer Finance - 0.2%
Discover Financial Services	23,200	2,513,952
Diversified Financial Services - 0.0%
Acacia Research Corp. (b)	36,900	152,397
Insurance - 0.2%
Chubb Ltd.	10,495	2,304,597
Thrifts & Mortgage Finance - 0.9%
MGIC Investment Corp.	152,476	2,093,495
Radian Group, Inc.	366,031	7,163,227
		9,256,722
TOTAL FINANCIALS		172,235,825
HEALTH CARE - 13.7%
Biotechnology - 0.5%
ADC Therapeutics SA (b)	18,900	69,174
Alnylam Pharmaceuticals, Inc. (b)	12,119	2,673,330
Argenx SE ADR (b)	1,100	437,767
Crinetics Pharmaceuticals, Inc. (b)	28,300	505,721
Insmed, Inc. (b)	47,497	878,220
Vaxcyte, Inc. (b)	17,300	796,838
Verve Therapeutics, Inc. (b)	14,800	343,804
		5,704,854
Health Care Equipment & Supplies - 1.6%
Abbott Laboratories	4,000	430,320
Becton, Dickinson & Co.	10,797	2,692,124
Boston Scientific Corp. (b)	279,026	12,631,507
iRhythm Technologies, Inc. (b)	100	10,905
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	48,305	726,507
		16,491,363
Health Care Providers & Services - 6.6%
Cardinal Health, Inc.	90,982	7,294,027
Centene Corp. (b)	8,400	731,220
Cigna Corp.	48,703	16,017,930
CVS Health Corp.	102,268	10,419,064
Guardant Health, Inc. (b)	22,800	1,193,352
Humana, Inc.	3,600	1,979,640
McKesson Corp.	35,106	13,399,258
Oak Street Health, Inc. (b)	14,800	319,976
UnitedHealth Group, Inc.	31,999	17,527,772
		68,882,239
Life Sciences Tools & Services - 0.2%
Danaher Corp.	9,600	2,624,736
Pharmaceuticals - 4.8%
Bayer AG	38,556	2,237,671
Bristol-Myers Squibb Co.	289,717	23,258,481
Eli Lilly & Co.	10,600	3,933,448
GSK PLC sponsored ADR	212,030	7,334,118
Johnson & Johnson	70,584	12,563,952
Pliant Therapeutics, Inc. (b)	16,400	301,432
Sanofi SA sponsored ADR	17,700	802,695
Viatris, Inc.	11,800	130,154
		50,561,951
TOTAL HEALTH CARE		144,265,143
INDUSTRIALS - 14.3%
Aerospace & Defense - 3.2%
Airbus Group NV	49,300	5,659,420
General Dynamics Corp.	13,129	3,313,628
Huntington Ingalls Industries, Inc.	9,319	2,161,635
MTU Aero Engines AG	3,600	759,108
Raytheon Technologies Corp.	15,092	1,489,882
Safran SA	7,200	889,817
The Boeing Co. (b)	108,167	19,348,913
		33,622,403
Air Freight & Logistics - 1.9%
FedEx Corp.	22,892	4,171,380
United Parcel Service, Inc. Class B	85,463	16,214,895
		20,386,275
Airlines - 0.1%
Copa Holdings SA Class A (b)	3,200	280,416
Ryanair Holdings PLC sponsored ADR (b)	9,400	711,486
		991,902
Building Products - 0.2%
Johnson Controls International PLC	26,000	1,727,440
Commercial Services & Supplies - 0.1%
ACV Auctions, Inc. Class A (b)(c)	95,900	847,756
Electrical Equipment - 1.0%
Acuity Brands, Inc.	18,456	3,475,080
Hubbell, Inc. Class B	11,785	2,994,097
Regal Rexnord Corp.	1,400	183,554
Vertiv Holdings Co.	303,100	4,197,935
		10,850,666
Industrial Conglomerates - 6.3%
3M Co.	9,559	1,204,147
General Electric Co.	749,913	64,470,021
		65,674,168
Machinery - 0.9%
Cummins, Inc.	6,000	1,506,960
Flowserve Corp.	60,619	1,901,012
Fortive Corp.	30,400	2,053,520
Otis Worldwide Corp.	19,696	1,538,061
Stanley Black & Decker, Inc.	8,500	694,620
Westinghouse Air Brake Tech Co.	21,345	2,157,766
		9,851,939
Professional Services - 0.1%
Equifax, Inc.	3,700	730,269
Road & Rail - 0.5%
Knight-Swift Transportation Holdings, Inc. Class A (c)	95,658	5,302,323
Trading Companies & Distributors - 0.0%
Beijer Ref AB (B Shares)	15,900	276,103
TOTAL INDUSTRIALS		150,261,244
INFORMATION TECHNOLOGY - 17.4%
Electronic Equipment & Components - 0.2%
Mirion Technologies, Inc. (b)(d)	232,270	1,481,883
IT Services - 3.8%
Amadeus IT Holding SA Class A (b)	28,700	1,551,738
Edenred SA	66,000	3,625,973
Fidelity National Information Services, Inc.	43,100	3,128,198
Genpact Ltd.	38,000	1,752,180
Global Payments, Inc.	5,500	570,790
IBM Corp.	11,500	1,712,350
MasterCard, Inc. Class A	10,315	3,676,266
PayPal Holdings, Inc. (b)	27,900	2,187,639
Sabre Corp. (b)(c)	152,200	929,942
Snowflake, Inc. (b)	800	114,320
Twilio, Inc. Class A (b)	23,200	1,137,264
Unisys Corp. (b)	141,362	607,857
Visa, Inc. Class A	86,827	18,841,459
		39,835,976
Semiconductors & Semiconductor Equipment - 2.4%
Analog Devices, Inc.	11,118	1,911,295
Applied Materials, Inc.	23,416	2,566,394
Intel Corp.	91,800	2,760,426
Lam Research Corp.	4,500	2,125,710
Marvell Technology, Inc.	55,601	2,586,559
NVIDIA Corp.	7,800	1,319,994
Qualcomm, Inc.	94,201	11,915,484
		25,185,862
Software - 7.9%
Adobe, Inc. (b)	12,900	4,449,597
Autodesk, Inc. (b)	11,041	2,229,730
Coupa Software, Inc. (b)	6,700	423,708
DoubleVerify Holdings, Inc. (b)	16,500	432,300
Dynatrace, Inc. (b)	34,665	1,343,269
Elastic NV (b)	30,900	1,890,771
Intuit, Inc.	2,800	1,141,252
Microsoft Corp.	238,653	60,889,926
PTC, Inc. (b)	9,300	1,183,053
Salesforce.com, Inc. (b)	4,500	721,125
SAP SE sponsored ADR (c)	70,817	7,851,481
Workday, Inc. Class A (b)	3,300	554,070
		83,110,282
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	215,068	31,836,516
Samsung Electronics Co. Ltd.	22,520	1,094,108
		32,930,624
TOTAL INFORMATION TECHNOLOGY		182,544,627
MATERIALS - 3.1%
Chemicals - 0.7%
Axalta Coating Systems Ltd. (b)	16,800	450,912
DuPont de Nemours, Inc.	91,000	6,416,410
		6,867,322
Metals & Mining - 2.4%
First Quantum Minerals Ltd.	287,600	6,837,489
Freeport-McMoRan, Inc.	346,804	13,802,799
Glencore PLC	706,600	4,821,920
		25,462,208
TOTAL MATERIALS		32,329,530
REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
American Tower Corp.	12,509	2,767,616
Equinix, Inc.	442	305,267
Simon Property Group, Inc.	44,000	5,255,360
		8,328,243
UTILITIES - 0.6%
Electric Utilities - 0.5%
Entergy Corp.	8,900	1,034,803
PG&E Corp. (b)	75,500	1,185,350
Southern Co.	48,600	3,287,304
		5,507,457
Multi-Utilities - 0.1%
Sempra Energy	2,034	338,030
TOTAL UTILITIES		5,845,487
TOTAL COMMON STOCKS (Cost $665,789,626)		1,004,713,025

Preferred Stocks - 0.1%
	Shares	Value ($)
Convertible Preferred Stocks - 0.0%
COMMUNICATION SERVICES - 0.0%
Interactive Media & Services - 0.0%
Reddit, Inc. Series E (b)(d)(e)	1,200	49,320

Nonconvertible Preferred Stocks - 0.1%
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Embraer SA sponsored ADR (b)	119,400	1,268,028

TOTAL PREFERRED STOCKS (Cost $1,471,102)		1,317,348

Money Market Funds - 4.2%
	Shares	Value ($)
Fidelity Cash Central Fund 3.86% (f)	40,536,499	40,544,606
Fidelity Securities Lending Cash Central Fund 3.86% (f)(g)	3,678,663	3,679,031
TOTAL MONEY MARKET FUNDS (Cost $44,223,637)		44,223,637

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $711,484,365)	1,050,254,010
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(687,285)
NET ASSETS - 100.0%	1,049,566,725

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,454,636 or 0.1% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,531,203 or 0.1% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Mirion Technologies, Inc.	6/16/21	2,322,700

Reddit, Inc. Series E	5/18/21	50,969

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	1,030,319	139,289,838	99,775,551	501,338	-	-	40,544,606	0.1%
Fidelity Securities Lending Cash Central Fund 3.86%	3,967,656	32,433,879	32,722,504	9,755	-	-	3,679,031	0.0%
Total	4,997,975	171,723,717	132,498,055	511,093	-	-	44,223,637

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	78,309,233	71,701,113	6,558,800	49,320
Consumer Discretionary	37,605,295	37,605,295	-	-
Consumer Staples	47,952,154	47,952,154	-	-
Energy	145,085,564	145,085,564	-	-
Financials	172,235,825	172,235,825	-	-
Health Care	144,265,143	142,027,472	2,237,671	-
Industrials	151,529,272	143,944,824	7,584,448	-
Information Technology	182,544,627	176,272,808	6,271,819	-
Materials	32,329,530	27,507,610	4,821,920	-
Real Estate	8,328,243	8,328,243	-	-
Utilities	5,845,487	5,845,487	-	-

Money Market Funds	44,223,637	44,223,637	-	-
Total Investments in Securities:	1,050,254,010	1,022,730,032	27,474,658	49,320
Financial Statements
Statement of Assets and Liabilities
		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $3,762,158) - See accompanying schedule:
Unaffiliated issuers (cost $667,260,728)	$1,006,030,373
Fidelity Central Funds (cost $44,223,637)	44,223,637

Total Investment in Securities (cost $711,484,365)		$1,050,254,010
Restricted cash		171,214
Foreign currency held at value (cost $290)		290
Receivable for investments sold
Regular delivery		404,825
Delayed delivery		951,523
Receivable for fund shares sold		878,557
Dividends receivable		2,679,601
Distributions receivable from Fidelity Central Funds		142,739
Prepaid expenses		1,306
Total assets		1,055,484,065
Liabilities
Payable for fund shares redeemed	$1,363,974
Distributions payable	4
Accrued management fee	463,240
Distribution and service plan fees payable	239,716
Other affiliated payables	160,747
Other payables and accrued expenses	8,484
Collateral on securities loaned	3,681,175
Total Liabilities		5,917,340
Net Assets		$1,049,566,725
Net Assets consist of:
Paid in capital		$693,245,394
Total accumulated earnings (loss)		356,321,331
Net Assets		$1,049,566,725

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($532,911,174 ÷ 14,684,596 shares) (a)		$36.29
Maximum offering price per share (100/94.25 of $36.29)		$38.50
Class M :
Net Asset Value and redemption price per share ($166,367,737 ÷ 4,602,896 shares) (a)		$36.14
Maximum offering price per share (100/96.50 of $36.14)		$37.45
Class C :
Net Asset Value and offering price per share ($81,508,979 ÷ 2,600,425 shares) (a)		$31.34
Class I :
Net Asset Value , offering price and redemption price per share ($224,889,398 ÷ 5,792,081 shares)		$38.83
Class Z :
Net Asset Value , offering price and redemption price per share ($43,889,437 ÷ 1,130,904 shares)		$38.81
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended November 30, 2022
Investment Income
Dividends		$19,762,987
Income from Fidelity Central Funds (including $9,755 from security lending)		511,093
Total Income		20,274,080
Expenses
Management fee
Basic fee	$5,367,345
Performance adjustment	(839,164)
Transfer agent fees	1,697,090
Distribution and service plan fees	2,890,391
Accounting fees	320,378
Custodian fees and expenses	22,001
Independent trustees' fees and expenses	3,544
Registration fees	91,027
Audit	59,503
Legal	4,456
Miscellaneous	4,569
Total expenses before reductions	9,621,140
Expense reductions	(33,163)
Total expenses after reductions		9,587,977
Net Investment income (loss)		10,686,103
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	12,661,402
Foreign currency transactions	147,462
Total net realized gain (loss)		12,808,864
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(9,387,063)
Assets and liabilities in foreign currencies	(18,625)
Total change in net unrealized appreciation (depreciation)		(9,405,688)
Net gain (loss)		3,403,176
Net increase (decrease) in net assets resulting from operations		$14,089,279
Statement of Changes in Net Assets

	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,686,103	$16,398,318
Net realized gain (loss)	12,808,864	56,660,801
Change in net unrealized appreciation (depreciation)	(9,405,688)	142,314,488
Net increase (decrease) in net assets resulting from operations	14,089,279	215,373,607
Distributions to shareholders	(67,019,635)	(46,442,509)
Share transactions - net increase (decrease)	70,348,927	(5,167,538)
Total increase (decrease) in net assets	17,418,571	163,763,560

Net Assets
Beginning of period	1,032,148,154	868,384,594
End of period	$1,049,566,725	$1,032,148,154

Financial Highlights
Fidelity Advisor® Large Cap Fund Class A

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$38.14	$31.98	$32.80	$33.76	$34.98
Income from Investment Operations
Net investment income (loss) A,B	.38	.62 C	.50	.51	.40
Net realized and unrealized gain (loss)	.28	7.29	1.36	2.97	.89
Total from investment operations	.66	7.91	1.86	3.48	1.29
Distributions from net investment income	(.61)	(.57)	(.60)	(.45)	(.38)
Distributions from net realized gain	(1.90)	(1.18)	(2.08)	(3.99)	(2.13)
Total distributions	(2.51)	(1.75)	(2.68)	(4.44)	(2.51)
Net asset value, end of period	$36.29	$38.14	$31.98	$32.80	$33.76
Total Return D,E	1.49%	25.87%	5.91%	14.19%	3.77%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.92%	.80%	.75%	.91%	.92%
Expenses net of fee waivers, if any	.91%	.80%	.75%	.91%	.92%
Expenses net of all reductions	.91%	.80%	.75%	.90%	.92%
Net investment income (loss)	1.07%	1.67% C	1.76%	1.71%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$532,911	$468,894	$389,143	$423,325	$401,495
Portfolio turnover rate H	11%	17%	22%	28% I	37%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.22 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.07%.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Large Cap Fund Class M

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$37.99	$31.86	$32.69	$33.63	$34.86
Income from Investment Operations
Net investment income (loss) A,B	.29	.52 C	.42	.43	.31
Net realized and unrealized gain (loss)	.27	7.28	1.35	2.98	.89
Total from investment operations	.56	7.80	1.77	3.41	1.20
Distributions from net investment income	(.52)	(.49)	(.52)	(.36)	(.29)
Distributions from net realized gain	(1.90)	(1.18)	(2.08)	(3.99)	(2.13)
Total distributions	(2.41) D	(1.67)	(2.60)	(4.35)	(2.43) D
Net asset value, end of period	$36.14	$37.99	$31.86	$32.69	$33.63
Total Return E,F	1.23%	25.55%	5.62%	13.93%	3.50%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.17%	1.05%	1.01%	1.17%	1.18%
Expenses net of fee waivers, if any	1.16%	1.05%	1.01%	1.16%	1.18%
Expenses net of all reductions	1.16%	1.05%	1.00%	1.16%	1.18%
Net investment income (loss)	.83%	1.42% C	1.50%	1.46%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$166,368	$176,983	$153,918	$175,139	$173,195
Portfolio turnover rate I	11%	17%	22%	28% J	37%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.22 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .82%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Large Cap Fund Class C

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$33.25	$28.08	$29.09	$30.44	$31.78
Income from Investment Operations
Net investment income (loss) A,B	.09	.29 C	.25	.25	.13
Net realized and unrealized gain (loss)	.24	6.40	1.18	2.60	.81
Total from investment operations	.33	6.69	1.43	2.85	.94
Distributions from net investment income	(.34)	(.34)	(.36)	(.21)	(.15)
Distributions from net realized gain	(1.90)	(1.18)	(2.08)	(3.99)	(2.13)
Total distributions	(2.24)	(1.52)	(2.44)	(4.20)	(2.28)
Net asset value, end of period	$31.34	$33.25	$28.08	$29.09	$30.44
Total Return D,E	.70%	24.90%	5.10%	13.33%	3.01%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.69%	1.57%	1.53%	1.67%	1.69%
Expenses net of fee waivers, if any	1.68%	1.57%	1.52%	1.67%	1.69%
Expenses net of all reductions	1.68%	1.57%	1.52%	1.67%	1.68%
Net investment income (loss)	.30%	.90% C	.98%	.95%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$81,509	$89,886	$88,926	$119,072	$158,775
Portfolio turnover rate H	11%	17%	22%	28% I	37%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.19 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .30%.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the contingent deferred sales charge.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Large Cap Fund Class I

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$40.63	$33.94	$34.63	$35.37	$36.53
Income from Investment Operations
Net investment income (loss) A,B	.51	.76 C	.61	.62	.51
Net realized and unrealized gain (loss)	.30	7.76	1.44	3.17	.93
Total from investment operations	.81	8.52	2.05	3.79	1.44
Distributions from net investment income	(.71)	(.64)	(.66)	(.54)	(.47)
Distributions from net realized gain	(1.90)	(1.18)	(2.08)	(3.99)	(2.13)
Total distributions	(2.61)	(1.83) D	(2.74)	(4.53)	(2.60)
Net asset value, end of period	$38.83	$40.63	$33.94	$34.63	$35.37
Total Return E	1.77%	26.22%	6.17%	14.54%	4.05%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.65%	.54%	.48%	.64%	.66%
Expenses net of fee waivers, if any	.65%	.54%	.48%	.64%	.66%
Expenses net of all reductions	.65%	.54%	.48%	.64%	.66%
Net investment income (loss)	1.34%	1.93% C	2.03%	1.98%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$224,889	$257,331	$206,090	$301,067	$459,962
Portfolio turnover rate H	11%	17%	22%	28% I	37%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.24 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.33%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Large Cap Fund Class Z

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$40.61	$33.93	$34.64	$35.41	$36.57
Income from Investment Operations
Net investment income (loss) A,B	.55	.81 C	.64	.66	.56
Net realized and unrealized gain (loss)	.30	7.74	1.45	3.16	.93
Total from investment operations	.85	8.55	2.09	3.82	1.49
Distributions from net investment income	(.76)	(.69)	(.72)	(.60)	(.52)
Distributions from net realized gain	(1.90)	(1.18)	(2.08)	(3.99)	(2.13)
Total distributions	(2.65) D	(1.87)	(2.80)	(4.59)	(2.65)
Net asset value, end of period	$38.81	$40.61	$33.93	$34.64	$35.41
Total Return E,F	1.88%	26.36%	6.30%	14.67%	4.19%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.53%	.42%	.36%	.51%	.53%
Expenses net of fee waivers, if any	.53%	.42%	.36%	.51%	.53%
Expenses net of all reductions	.53%	.42%	.36%	.51%	.53%
Net investment income (loss)	1.46%	2.05% C	2.15%	2.11%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$43,889	$39,055	$30,308	$28,596	$17,711
Portfolio turnover rate I	11%	17%	22%	28% J	37%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.24 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.45%.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended November 30, 2022

1. Organization.
Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$393,188,358
Gross unrealized depreciation	(57,355,408)
Net unrealized appreciation (depreciation)	$335,832,950
Tax Cost	$714,421,060

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,810,612
Undistributed long-term capital gain	$10,695,546
Net unrealized appreciation (depreciation) on securities and other investments	$335,815,174

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$17,244,942	$14,724,707
Long-term Capital Gains	49,774,693	31,717,802
Total	$67,019,635	$46,442,509

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Large Cap Fund	113,687,577	140,062,502

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .44% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,229,091	$30,625
Class M	.25%	.25%	833,668	516
Class C	.75%	.25%	827,632	90,980
			$2,890,391	$122,121
Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$142,718
Class M	9,714
Class C A	1,738
$154,170

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$848,958.17
Class M	286,477.17
Class C	160,127.19
Class I	385,181.16
Class Z	16,347.04
	$1,697,090
Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity Advisor Large Cap Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Large Cap Fund	$2,105

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Large Cap Fund	13,430,861	11,120,387	2,962,547

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity Advisor Large Cap Fund	$1,758

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Large Cap Fund	$953	$159	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $33,163.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Large Cap Fund
Distributions to shareholders
Class A	$30,944,684	$21,133,066
Class M	11,170,201	7,961,413
Class C	5,966,361	4,686,944
Class I	16,368,054	11,009,981
Class Z	2,570,335	1,651,105
Total	$67,019,635	$46,442,509

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2022	Year ended November 30, 2021	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Large Cap Fund
Class A
Shares sold	3,626,974	2,060,479	$128,966,334	$75,956,104
Reinvestment of distributions	779,090	634,564	29,356,126	20,064,924
Shares redeemed	(2,014,687)	(2,570,290)	(70,920,013)	(93,883,684)
Net increase (decrease)	2,391,377	124,753	$87,402,447	$2,137,344
Class M
Shares sold	379,641	506,912	$13,633,890	$18,689,115
Reinvestment of distributions	292,695	249,228	11,008,245	7,868,112
Shares redeemed	(727,664)	(929,141)	(25,981,535)	(33,377,285)
Net increase (decrease)	(55,328)	(173,001)	$(1,339,400)	$(6,820,058)
Class C
Shares sold	660,665	417,057	$20,016,036	$13,434,532
Reinvestment of distributions	175,143	165,245	5,739,439	4,587,186
Shares redeemed	(938,456)	(1,046,168)	(28,835,259)	(33,381,868)
Net increase (decrease)	(102,648)	(463,866)	$(3,079,784)	$(15,360,150)
Class I
Shares sold	2,154,388	2,266,950	$82,102,984	$89,737,732
Reinvestment of distributions	355,420	280,570	14,291,444	9,427,141
Shares redeemed	(3,050,691)	(2,286,098)	(115,517,358)	(86,887,431)
Net increase (decrease)	(540,883)	261,422	$(19,122,930)	$12,277,442
Class Z
Shares sold	296,020	210,356	$11,181,715	$8,284,923
Reinvestment of distributions	57,903	45,813	2,324,789	1,537,037
Shares redeemed	(184,633)	(187,738)	(7,017,910)	(7,224,076)
Net increase (decrease)	169,290	68,431	$6,488,594	$2,597,884

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Large Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 17, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022
Fidelity Advisor® Large Cap Fund
Class A	.97%
Actual		$ 1,000	$ 1,016.20	$ 4.90
Hypothetical- B		$ 1,000	$ 1,020.21	$ 4.91
Class M	1.23%
Actual		$ 1,000	$ 1,014.90	$ 6.21
Hypothetical- B		$ 1,000	$ 1,018.90	$ 6.23
Class C	1.75%
Actual		$ 1,000	$ 1,012.30	$ 8.83
Hypothetical- B		$ 1,000	$ 1,016.29	$ 8.85
Class I	.72%
Actual		$ 1,000	$ 1,017.60	$ 3.64
Hypothetical- B		$ 1,000	$ 1,021.46	$ 3.65
Class Z	.59%
Actual		$ 1,000	$ 1,018.10	$ 2.98
Hypothetical- B		$ 1,000	$ 1,022.11	$ 2.99

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2022, $14,074,762 or, if subsequently determined to be different, the net capital gain of such year.
The fund designates 99.88% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.
Class A designates 94%; Class M designates 100%; Class C designates 100%; Class I designates 82%; and Class Z designates 77%; of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.
Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.539156.125
LC-ANN-0123
Fidelity Advisor® Dividend Growth Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-9.01%	6.30%	9.71%
Class M (incl.3.50% sales charge)	-7.07%	6.54%	9.71%
Class C (incl. contingent deferred sales charge)	-5.09%	6.73%	9.69%
Class I	-3.23%	7.83%	10.63%
Class Z	-3.10%	7.99%	10.79%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Dividend Growth Fund - Class A, on November 30, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

41,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$25,253 Fidelity Advisor® Dividend Growth Fund - Class A
$34,966 S&P 500® Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Portfolio Manager Zach Turner:
For the fiscal year ending November 30, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -4% to -3%, outperforming the -9.21% result of the benchmark, the S&P 500® index. The largest contributors to performance versus the benchmark were stock selection and an underweighting in consumer discretionary. Stock picking and an underweighting in the communication services sector, especially within the media & entertainment industry, also helped the fund's relative result. Also lifting the fund's relative performance were stock picks in the health care sector, primarily driven by the health care equipment & services industry. The portfolio's foreign holdings contributed overall, despite the headwind of U.S. dollar strength. Not owning Amazon.com, a benchmark component that returned -45%, was the fund's biggest individual relative contributor. Our second-largest relative contributor this period was avoiding Tesla, a benchmark component that returned -49%. Another notable relative contributor was an outsized stake in Cigna (+75%), which was one of the fund's biggest holdings. Conversely, the primary detractor from performance versus the benchmark was our stock selection in energy. Not owning Chevron, a benchmark component that gained roughly 68%, was the fund's largest individual relative detractor. The fund's non-benchmark investment in Marvell Technology returned about -34%. Avoiding Berkshire Hathaway, a benchmark component that gained 15%, also hurt relative performance. Notable changes in positioning include a higher allocation to the energy and consumer staples sectors.
Note to shareholders:
On October 1, 2021, Fidelity increased dividend distribution frequency for the fund because it includes income as a component of its investment strategy. Dividend distributions will be paid four times a year: April, July, October and December. Quarterly dividend distributions commenced in April 2022. Please note that there are no changes to the frequency of capital gains distributions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	5.7
UnitedHealth Group, Inc.	2.4
Cigna Corp.	2.3
Visa, Inc. Class A	2.0
Bristol-Myers Squibb Co.	1.9
Exxon Mobil Corp.	1.8
Wells Fargo & Co.	1.5
Domino's Pizza, Inc.	1.4
Humana, Inc.	1.4
Allison Transmission Holdings, Inc.	1.4
21.8

Market Sectors (% of Fund's net assets)

Information Technology	17.4
Health Care	15.0
Energy	10.2
Industrials	9.3
Consumer Staples	9.2
Financials	7.7
Utilities	6.5
Consumer Discretionary	6.2
Communication Services	5.2
Materials	4.9
Real Estate	4.4

Asset Allocation (% of Fund's net assets)

Foreign investments - 12.1%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 96.0%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 5.2%
Diversified Telecommunication Services - 1.8%
Cellnex Telecom SA (a)	154,200	5,303
Verizon Communications, Inc.	377,700	14,723
		20,026
Entertainment - 1.1%
Activision Blizzard, Inc.	169,400	12,527
Interactive Media & Services - 1.4%
Alphabet, Inc. Class A (b)	97,000	9,796
Meta Platforms, Inc. Class A (b)	51,600	6,094
		15,890
Media - 0.9%
Comcast Corp. Class A	278,950	10,221
TOTAL COMMUNICATION SERVICES		58,664
CONSUMER DISCRETIONARY - 6.2%
Diversified Consumer Services - 0.5%
H&R Block, Inc.	132,500	5,792
Hotels, Restaurants & Leisure - 2.5%
Churchill Downs, Inc.	15,700	3,485
Domino's Pizza, Inc.	41,800	16,249
Hilton Worldwide Holdings, Inc.	8,500	1,212
Krispy Kreme, Inc.	67,100	1,035
Restaurant Brands International, Inc. (c)	100,700	6,681
Starbucks Corp.	100	10
		28,672
Household Durables - 1.7%
D.R. Horton, Inc.	96,600	8,308
Lennar Corp. Class A	119,300	10,478
		18,786
Multiline Retail - 0.9%
Dollar General Corp.	40,500	10,355
Specialty Retail - 0.6%
TJX Companies, Inc.	80,500	6,444
TOTAL CONSUMER DISCRETIONARY		70,049
CONSUMER STAPLES - 9.2%
Beverages - 3.5%
Constellation Brands, Inc. Class A (sub. vtg.)	39,600	10,191
Keurig Dr. Pepper, Inc.	399,000	15,429
The Coca-Cola Co.	220,800	14,045
		39,665
Food & Staples Retailing - 2.0%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	163,700	7,458
Sysco Corp.	11,500	995
Walmart, Inc.	90,800	13,840
		22,293
Food Products - 0.9%
Archer Daniels Midland Co.	29,000	2,828
The J.M. Smucker Co.	42,600	6,561
		9,389
Household Products - 1.1%
Reynolds Consumer Products, Inc. (c)	394,500	12,608
Tobacco - 1.7%
Altria Group, Inc.	260,273	12,124
Philip Morris International, Inc.	74,500	7,425
		19,549
TOTAL CONSUMER STAPLES		103,504
ENERGY - 10.2%
Energy Equipment & Services - 0.8%
Baker Hughes Co. Class A	325,400	9,443
Oil, Gas & Consumable Fuels - 9.4%
ARC Resources Ltd.	801,800	11,909
Arch Resources, Inc.	56,700	8,774
Cameco Corp.	46,600	1,136
Canadian Natural Resources Ltd.	231,800	13,843
Cool Co. Ltd. (b)	271,400	3,437
Energy Transfer LP	982,100	12,316
Enterprise Products Partners LP	488,000	12,107
Exxon Mobil Corp.	184,122	20,500
Reliance Industries Ltd. sponsored GDR (a)	112,500	7,487
Sitio Royalties Corp. (c)	161,900	5,106
Viper Energy Partners LP	275,053	9,085
		105,700
TOTAL ENERGY		115,143
FINANCIALS - 7.7%
Banks - 2.1%
Bank of America Corp.	197,200	7,464
Wells Fargo & Co.	344,390	16,514
		23,978
Capital Markets - 2.2%
BlackRock, Inc. Class A	4,300	3,079
Brookfield Asset Management, Inc. Class A	86,600	4,083
Intercontinental Exchange, Inc.	122,900	13,311
S&P Global, Inc.	12,548	4,427
		24,900
Diversified Financial Services - 0.2%
Apollo Global Management, Inc.	38,800	2,692
Insurance - 3.2%
Arthur J. Gallagher & Co.	63,900	12,723
Brookfield Asset Management Reinsurance Partners Ltd.	491	23
Marsh & McLennan Companies, Inc.	50,700	8,780
The Travelers Companies, Inc.	74,800	14,198
		35,724
TOTAL FINANCIALS		87,294
HEALTH CARE - 15.0%
Biotechnology - 0.4%
AbbVie, Inc.	29,100	4,690
Health Care Equipment & Supplies - 1.4%
Baxter International, Inc.	162,800	9,203
Becton, Dickinson & Co.	25,100	6,258
		15,461
Health Care Providers & Services - 7.7%
Cigna Corp.	80,500	26,476
CVS Health Corp.	103,100	10,504
Elevance Health, Inc.	3,400	1,812
HCA Holdings, Inc.	24,300	5,837
Humana, Inc.	28,700	15,782
UnitedHealth Group, Inc.	49,197	26,948
		87,359
Life Sciences Tools & Services - 1.4%
Danaher Corp.	12,700	3,472
Thermo Fisher Scientific, Inc.	23,000	12,885
		16,357
Pharmaceuticals - 4.1%
Bristol-Myers Squibb Co.	265,600	21,322
Eli Lilly & Co.	26,100	9,685
Perrigo Co. PLC	261,800	8,438
Pfizer, Inc.	40,900	2,050
Roche Holding AG (participation certificate)	9,100	2,972
Royalty Pharma PLC	38,000	1,671
		46,138
TOTAL HEALTH CARE		170,005
INDUSTRIALS - 9.3%
Aerospace & Defense - 2.7%
Airbus Group NV	10,900	1,251
L3Harris Technologies, Inc.	15,800	3,588
Lockheed Martin Corp.	9,100	4,415
Northrop Grumman Corp.	17,000	9,066
The Boeing Co. (b)	69,900	12,504
		30,824
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	13,700	2,599
Commercial Services & Supplies - 0.9%
GFL Environmental, Inc. (c)	367,900	10,667
Industrial Conglomerates - 1.2%
General Electric Co.	157,487	13,539
Machinery - 2.7%
Allison Transmission Holdings, Inc.	348,443	15,610
Caterpillar, Inc.	7,000	1,655
Deere & Co.	18,200	8,026
Fortive Corp.	23,800	1,608
PACCAR, Inc.	39,700	4,205
		31,104
Marine - 0.2%
2020 Bulkers Ltd. (c)	202,600	1,729
Professional Services - 0.6%
Equifax, Inc.	21,300	4,204
Leidos Holdings, Inc.	21,000	2,296
		6,500
Road & Rail - 0.8%
Canadian Pacific Railway Ltd.	73,000	5,979
TFI International, Inc. (Canada)	25,600	2,779
		8,758
TOTAL INDUSTRIALS		105,720
INFORMATION TECHNOLOGY - 17.4%
Electronic Equipment & Components - 0.2%
Jabil, Inc.	42,400	3,061
IT Services - 6.2%
DXC Technology Co. (b)	67,800	2,012
Fidelity National Information Services, Inc.	107,700	7,817
Genpact Ltd.	239,400	11,039
Global Payments, Inc.	19,900	2,065
MasterCard, Inc. Class A	36,100	12,866
SS&C Technologies Holdings, Inc.	217,900	11,714
Visa, Inc. Class A	102,700	22,286
		69,799
Semiconductors & Semiconductor Equipment - 2.7%
Broadcom, Inc.	14,500	7,990
KLA Corp.	6,900	2,713
Lam Research Corp.	3,900	1,842
Marvell Technology, Inc.	229,700	10,686
Microchip Technology, Inc.	13,400	1,061
NVIDIA Corp.	12,100	2,048
NXP Semiconductors NV	14,500	2,550
Universal Display Corp.	12,300	1,385
		30,275
Software - 7.3%
Intuit, Inc.	21,700	8,845
Microsoft Corp.	252,700	64,474
Oracle Corp.	107,800	8,951
		82,270
Technology Hardware, Storage & Peripherals - 1.0%
Apple, Inc.	56,196	8,319
Samsung Electronics Co. Ltd.	62,290	3,026
		11,345
TOTAL INFORMATION TECHNOLOGY		196,750
MATERIALS - 4.9%
Chemicals - 1.3%
CF Industries Holdings, Inc.	44,500	4,814
Valvoline, Inc.	284,100	9,370
		14,184
Metals & Mining - 2.9%
Barrick Gold Corp.	209,600	3,421
Freeport-McMoRan, Inc.	178,600	7,108
Glencore PLC	1,948,700	13,298
Newmont Corp.	184,700	8,768
		32,595
Paper & Forest Products - 0.7%
Louisiana-Pacific Corp.	130,800	8,345
TOTAL MATERIALS		55,124
REAL ESTATE - 4.4%
Equity Real Estate Investment Trusts (REITs) - 4.4%
American Tower Corp.	42,100	9,315
Crown Castle International Corp.	44,100	6,237
CubeSmart	61,200	2,533
Digital Realty Trust, Inc.	49,000	5,511
Four Corners Property Trust, Inc.	221,200	6,003
National Retail Properties, Inc.	119,300	5,531
Park Hotels & Resorts, Inc.	83,200	1,067
Prologis (REIT), Inc.	31,000	3,651
Public Storage	14,100	4,201
Simon Property Group, Inc.	43,400	5,184
		49,233
UTILITIES - 6.5%
Electric Utilities - 3.2%
Constellation Energy Corp.	79,133	7,606
Edison International	128,400	8,559
Exelon Corp.	138,400	5,726
FirstEnergy Corp.	183,000	7,547
PG&E Corp. (b)	50,466	792
Southern Co.	86,400	5,844
		36,074
Gas Utilities - 0.6%
Brookfield Infrastructure Corp. A Shares	135,800	6,366
Independent Power and Renewable Electricity Producers - 2.1%
NextEra Energy Partners LP	91,300	7,349
The AES Corp.	423,700	12,253
Vistra Corp.	156,400	3,805
		23,407
Multi-Utilities - 0.6%
CenterPoint Energy, Inc.	133,500	4,153
Dominion Energy, Inc.	54,400	3,324
		7,477
TOTAL UTILITIES		73,324
TOTAL COMMON STOCKS (Cost $925,283)		1,084,810

Money Market Funds - 6.1%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 3.86% (d)	43,405,959	43,415
Fidelity Securities Lending Cash Central Fund 3.86% (d)(e)	26,106,064	26,109
TOTAL MONEY MARKET FUNDS (Cost $69,524)		69,524

TOTAL INVESTMENT IN SECURITIES - 102.1% (Cost $994,807)	1,154,334
NET OTHER ASSETS (LIABILITIES) - (2.1)%	(23,826)
NET ASSETS - 100.0%	1,130,508

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,790,000 or 1.1% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	2,542	249,921	209,048	602	-	-	43,415	0.1%
Fidelity Securities Lending Cash Central Fund 3.86%	25,359	168,775	168,025	112	-	-	26,109	0.1%
Total	27,901	418,696	377,073	714	-	-	69,524

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	58,664	53,361	5,303	-
Consumer Discretionary	70,049	70,049	-	-
Consumer Staples	103,504	103,504	-	-
Energy	115,143	104,219	10,924	-
Financials	87,294	87,294	-	-
Health Care	170,005	167,033	2,972	-
Industrials	105,720	102,740	2,980	-
Information Technology	196,750	193,724	3,026	-
Materials	55,124	41,826	13,298	-
Real Estate	49,233	49,233	-	-
Utilities	73,324	73,324	-	-

Money Market Funds	69,524	69,524	-	-
Total Investments in Securities:	1,154,334	1,115,831	38,503	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $25,693) - See accompanying schedule:
Unaffiliated issuers (cost $925,283)	$1,084,810
Fidelity Central Funds (cost $69,524)	69,524

Total Investment in Securities (cost $994,807)		$1,154,334
Foreign currency held at value (cost $51)		52
Receivable for investments sold		1,000
Receivable for fund shares sold		426
Dividends receivable		2,037
Distributions receivable from Fidelity Central Funds		163
Prepaid expenses		1
Total assets		1,158,013
Liabilities
Payable for fund shares redeemed	$594
Accrued management fee	301
Distribution and service plan fees payable	264
Other affiliated payables	180
Other payables and accrued expenses	57
Collateral on securities loaned	26,109
Total Liabilities		27,505
Net Assets		$1,130,508
Net Assets consist of:
Paid in capital		$891,396
Total accumulated earnings (loss)		239,112
Net Assets		$1,130,508

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($452,208 ÷ 24,578 shares) (a)		$18.40
Maximum offering price per share (100/94.25 of $18.40)		$19.52
Class M :
Net Asset Value and redemption price per share ($341,442 ÷ 18,668 shares) (a)		$18.29
Maximum offering price per share (100/96.50 of $18.29)		$18.95
Class C :
Net Asset Value and offering price per share ($44,807 ÷ 2,610 shares) (a)		$17.17
Class I :
Net Asset Value , offering price and redemption price per share ($238,655 ÷ 12,080 shares)		$19.76
Class Z :
Net Asset Value , offering price and redemption price per share ($53,396 ÷ 2,650 shares)		$20.15
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Amounts in thousands		Year ended November 30, 2022
Investment Income
Dividends		$21,435
Income from Fidelity Central Funds (including $112 from security lending)		714
Total Income		22,149
Expenses
Management fee
Basic fee	$5,895
Performance adjustment	(2,074)
Transfer agent fees	1,951
Distribution and service plan fees	3,319
Accounting fees	346
Custodian fees and expenses	36
Independent trustees' fees and expenses	4
Registration fees	89
Audit	65
Legal	4
Interest	1
Miscellaneous	5
Total expenses before reductions	9,641
Expense reductions	(37)
Total expenses after reductions		9,604
Net Investment income (loss)		12,545
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	88,852
Foreign currency transactions	364
Total net realized gain (loss)		89,216
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(141,323)
Assets and liabilities in foreign currencies	(10)
Total change in net unrealized appreciation (depreciation)		(141,333)
Net gain (loss)		(52,117)
Net increase (decrease) in net assets resulting from operations		$(39,572)
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,545	$7,898
Net realized gain (loss)	89,216	127,310
Change in net unrealized appreciation (depreciation)	(141,333)	126,363
Net increase (decrease) in net assets resulting from operations	(39,572)	261,571
Distributions to shareholders	(73,614)	(13,817)
Share transactions - net increase (decrease)	41,161	(26,125)
Total increase (decrease) in net assets	(72,025)	221,629

Net Assets
Beginning of period	1,202,533	980,904
End of period	$1,130,508	$1,202,533

Financial Highlights
Fidelity Advisor® Dividend Growth Fund Class A

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$20.29	$16.20	$17.06	$17.97	$20.01
Income from Investment Operations
Net investment income (loss) A,B	.21	.14	.27	.24 C	.28
Net realized and unrealized gain (loss)	(.83)	4.19	(.35)	1.39	.58
Total from investment operations	(.62)	4.33	(.08)	1.63	.86
Distributions from net investment income	(.28)	(.24)	(.25)	(.27)	(.26)
Distributions from net realized gain	(.99)	-	(.54)	(2.27)	(2.65)
Total distributions	(1.27)	(.24)	(.78) D	(2.54)	(2.90) D
Net asset value, end of period	$18.40	$20.29	$16.20	$17.06	$17.97
Total Return E,F	(3.46)%	27.06%	(.60)%	12.84%	4.69%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.82%	.83%	.81%	.82%	.84%
Expenses net of fee waivers, if any	.81%	.83%	.81%	.82%	.84%
Expenses net of all reductions	.81%	.83%	.80%	.81%	.83%
Net investment income (loss)	1.16%	.73%	1.84%	1.53% C	1.58%
Supplemental Data
Net assets, end of period (in millions)	$452	$477	$374	$421	$353
Portfolio turnover rate I	57%	54%	113%	75%	110%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.28%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Dividend Growth Fund Class M

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$20.14	$16.08	$16.94	$17.85	$19.90
Income from Investment Operations
Net investment income (loss) A,B	.17	.09	.23	.20 C	.24
Net realized and unrealized gain (loss)	(.83)	4.17	(.35)	1.39	.57
Total from investment operations	(.66)	4.26	(.12)	1.59	.81
Distributions from net investment income	(.20)	(.20)	(.21)	(.23)	(.21)
Distributions from net realized gain	(.99)	-	(.54)	(2.27)	(2.65)
Total distributions	(1.19)	(.20)	(.74) D	(2.50)	(2.86)
Net asset value, end of period	$18.29	$20.14	$16.08	$16.94	$17.85
Total Return E,F	(3.70)%	26.77%	(.85)%	12.59%	4.38%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.06%	1.07%	1.05%	1.07%	1.09%
Expenses net of fee waivers, if any	1.06%	1.07%	1.05%	1.07%	1.09%
Expenses net of all reductions	1.06%	1.07%	1.04%	1.06%	1.08%
Net investment income (loss)	.92%	.49%	1.59%	1.28% C	1.33%
Supplemental Data
Net assets, end of period (in millions)	$341	$368	$316	$376	$363
Portfolio turnover rate I	57%	54%	113%	75%	110%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.03%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Dividend Growth Fund Class C

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$18.89	$15.10	$15.92	$16.92	$19.00
Income from Investment Operations
Net investment income (loss) A,B	.06	(.01)	.14	.11 C	.14
Net realized and unrealized gain (loss)	(.77)	3.92	(.34)	1.29	.54
Total from investment operations	(.71)	3.91	(.20)	1.40	.68
Distributions from net investment income	(.05)	(.12)	(.08)	(.14)	(.12)
Distributions from net realized gain	(.96)	-	(.54)	(2.27)	(2.65)
Total distributions	(1.01)	(.12)	(.62)	(2.40) D	(2.76) D
Net asset value, end of period	$17.17	$18.89	$15.10	$15.92	$16.92
Total Return E,F	(4.18)%	26.03%	(1.41)%	11.98%	3.86%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.60%	1.62%	1.61%	1.62%	1.61%
Expenses net of fee waivers, if any	1.60%	1.62%	1.61%	1.61%	1.61%
Expenses net of all reductions	1.60%	1.62%	1.60%	1.61%	1.60%
Net investment income (loss)	.38%	(.06)%	1.04%	.73% C	.81%
Supplemental Data
Net assets, end of period (in millions)	$45	$53	$56	$71	$137
Portfolio turnover rate I	57%	54%	113%	75%	110%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .48%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Dividend Growth Fund Class I

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$21.72	$17.32	$18.18	$18.97	$20.97
Income from Investment Operations
Net investment income (loss) A,B	.27	.20	.32	.29 C	.34
Net realized and unrealized gain (loss)	(.89)	4.48	(.36)	1.50	.61
Total from investment operations	(.62)	4.68	(.04)	1.79	.95
Distributions from net investment income	(.35)	(.28)	(.28)	(.31)	(.30)
Distributions from net realized gain	(.99)	-	(.54)	(2.27)	(2.65)
Total distributions	(1.34)	(.28)	(.82)	(2.58)	(2.95)
Net asset value, end of period	$19.76	$21.72	$17.32	$18.18	$18.97
Total Return D	(3.23)%	27.37%	(.36)%	13.13%	4.93%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.59%	.60%	.57%	.58%	.60%
Expenses net of fee waivers, if any	.58%	.60%	.57%	.58%	.60%
Expenses net of all reductions	.58%	.60%	.56%	.57%	.59%
Net investment income (loss)	1.39%	.96%	2.08%	1.77% C	1.82%
Supplemental Data
Net assets, end of period (in millions)	$239	$245	$180	$173	$166
Portfolio turnover rate G	57%	54%	113%	75%	110%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.52%.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Dividend Growth Fund Class Z

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$22.15	$17.65	$18.51	$19.28	$21.27
Income from Investment Operations
Net investment income (loss) A,B	.31	.23	.35	.32 C	.38
Net realized and unrealized gain (loss)	(.91)	4.57	(.37)	1.52	.62
Total from investment operations	(.60)	4.80	(.02)	1.84	1.00
Distributions from net investment income	(.41)	(.30)	(.31)	(.34)	(.34)
Distributions from net realized gain	(.99)	-	(.54)	(2.27)	(2.65)
Total distributions	(1.40)	(.30)	(.84) D	(2.61)	(2.99)
Net asset value, end of period	$20.15	$22.15	$17.65	$18.51	$19.28
Total Return E	(3.10)%	27.61%	(.22)%	13.25%	5.10%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.43%	.45%	.41%	.43%	.45%
Expenses net of fee waivers, if any	.43%	.44%	.41%	.43%	.45%
Expenses net of all reductions	.43%	.44%	.40%	.42%	.44%
Net investment income (loss)	1.55%	1.12%	2.23%	1.92% C	1.98%
Supplemental Data
Net assets, end of period (in millions)	$53	$60	$55	$13	$10
Portfolio turnover rate H	57%	54%	113%	75%	110%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.67%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$203,813
Gross unrealized depreciation	(46,493)
Net unrealized appreciation (depreciation)	$157,320
Tax Cost	$997,014

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,183
Undistributed long-term capital gain	$79,128
Net unrealized appreciation (depreciation) on securities and other investments	$156,802

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$33,582	$13,817
Long-term Capital Gains	40,032	-
Total	$73,614	$13,817

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Dividend Growth Fund	628,162	687,378

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .34% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$1,120	$25
Class M	.25%	.25%	1,720	-
Class C	.75%	.25%	479	64
			$3,319	$89

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$107
Class M	11
Class C A	2
$120

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$791.18
Class M	581.17
Class C	102.21
Class I	457.20
Class Z	20.04
	$1,951

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Dividend Growth Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Dividend Growth Fund	$15

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Dividend Growth Fund	Borrower	$6,777.57%		$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Dividend Growth Fund	41,003	59,783	6,096

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Dividend Growth Fund	$2

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Dividend Growth Fund	$12	$- A	$-

A   Amount represents less than five hundred dollars.
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $37.

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Dividend Growth Fund
Distributions to shareholders
Class A	$30,177	$5,509
Class M	21,723	3,924
Class C	2,797	420
Class I	15,231	2,927
Class Z	3,686	1,037
Total	$73,614	$13,817

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2022	Year ended November 30, 2021	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Dividend Growth Fund
Class A
Shares sold	2,949	3,355	$54,415	$63,645
Reinvestment of distributions	1,428	310	28,351	5,141
Shares redeemed	(3,325)	(3,233)	(60,441)	(61,088)
Net increase (decrease)	1,052	432	$22,325	$7,698
Class M
Shares sold	2,522	2,366	$46,215	$44,125
Reinvestment of distributions	1,082	233	21,418	3,856
Shares redeemed	(3,192)	(3,994)	(57,906)	(74,106)
Net increase (decrease)	412	(1,395)	$9,727	$(26,125)
Class C
Shares sold	549	504	$9,531	$8,942
Reinvestment of distributions	148	27	2,774	415
Shares redeemed	(877)	(1,422)	(14,974)	(25,006)
Net increase (decrease)	(180)	(891)	$(2,669)	$(15,649)
Class I
Shares sold	3,084	5,289	$60,164	$104,795
Reinvestment of distributions	699	160	14,853	2,841
Shares redeemed	(2,971)	(4,578)	(59,219)	(91,107)
Net increase (decrease)	812	871	$15,798	$16,529
Class Z
Shares sold	2,158	2,974	$42,043	$60,196
Reinvestment of distributions	157	51	3,397	917
Shares redeemed	(2,387)	(3,433)	(49,460)	(69,691)
Net increase (decrease)	(72)	(408)	$(4,020)	$(8,578)

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Dividend Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Dividend Growth Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the "Fund") as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022
Fidelity Advisor® Dividend Growth Fund
Class A	.81%
Actual		$ 1,000	$ 1,008.40	$ 4.08
Hypothetical- B		$ 1,000	$ 1,021.01	$ 4.10
Class M	1.05%
Actual		$ 1,000	$ 1,007.10	$ 5.28
Hypothetical- B		$ 1,000	$ 1,019.80	$ 5.32
Class C	1.59%
Actual		$ 1,000	$ 1,004.70	$ 7.99
Hypothetical- B		$ 1,000	$ 1,017.10	$ 8.04
Class I	.58%
Actual		$ 1,000	$ 1,009.50	$ 2.92
Hypothetical- B		$ 1,000	$ 1,022.16	$ 2.94
Class Z	.42%
Actual		$ 1,000	$ 1,010.20	$ 2.12
Hypothetical- B		$ 1,000	$ 1,022.96	$ 2.13

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2022, $90,854,002, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.82% of the short-term capital gain dividend distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 48%, 100%, 100%, and 100%; Class M designates 55%, 100%, 100%, and 100%; Class C designates 78%, 0%, 100%, and 100%; Class I designates 44%, 100%, 100% and 100%; and Class Z designates 42%, 100%, 100%, and 100%; of the dividends distributed in December 2021, April 2022, July 2022, and September 2022, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 61%, 100%, 100%, and 100%; Class M designates 69%, 100%, 100%, and 100%; Class C designates 98%, 0%, 100%, and 100%; Class I designates 56%, 100%, 100%, and 100%; and Class Z designates 53%, 100%, 100%, and 100%; of the dividends distributed in December 2021, April 2022, July 2022 and September 2022, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A, Class M, Class C, Class I, and Class Z designate 3% of the dividends distributed in December 2021 as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.733548.123
ADGF-ANN-0123
Fidelity Advisor® Equity Value Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	0.50%	7.16%	10.37%
Class M (incl.3.50% sales charge)	2.60%	7.38%	10.34%
Class C (incl. contingent deferred sales charge)	4.81%	7.59%	10.34%
Class I	6.86%	8.72%	11.35%
Class Z	7.02%	8.87%	11.44%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Value Fund - Class A, on November 30, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

30,000
27,500
25,000
20,000
17,500
15,000
12,500
10,000
$9,400
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$26,819 Fidelity Advisor® Equity Value Fund - Class A
$28,080 Russell 3000® Value Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500 ® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500 ® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Portfolio Manager Sean Gavin:
For the fiscal year ending November 30, 2022, the fund's share classes (excluding sales charges, if applicable) gained roughly 6% to 7%, notably outperforming the 1.95% advance of the benchmark Russell 3000 ® Value Index. Versus the benchmark, security selection was the primary contributor, led by the health care sector. Stock picks and an overweighting in utilities, along with investment choices among financials companies, helped as well. The biggest individual relative contributor was an overweight position in Exxon Mobil (+92%), which was among our more sizable holdings on November 30. Also lifting performance was outsized exposure to Cigna, which gained 74% and was among the portfolio's largest positions. A larger-than-benchmark stake in Constellation Energy (+83%), an investment we established this period, helped as well. In contrast, the biggest detractor from performance versus the benchmark was an underweighting in the market-leading energy sector. Picks among consumer staples and materials stocks also hindered relative performance. Not owning Chevron, a benchmark component that gained approximately 68%, was the biggest individual relative detractor. An outsized stake in Comcast (-25%), which was among our largest holdings, further pressured the portfolio's relative result the past 12 months. Another notable performance headwind was an overweighting in Alphabet (-29%), one of our biggest holdings this period. Notable changes in positioning include lower allocations to the communication services and information technology sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Berkshire Hathaway, Inc. Class B	4.9
Exxon Mobil Corp.	4.7
Cigna Corp.	2.9
Bristol-Myers Squibb Co.	2.7
JPMorgan Chase & Co.	2.6
Centene Corp.	2.6
Comcast Corp. Class A	2.5
UnitedHealth Group, Inc.	2.5
Bank of America Corp.	2.2
PG&E Corp.	2.1
29.7

Market Sectors (% of Fund's net assets)

Financials	22.2
Health Care	20.1
Utilities	9.7
Industrials	9.3
Energy	8.7
Consumer Staples	7.1
Information Technology	7.1
Communication Services	6.6
Consumer Discretionary	4.3
Materials	3.1
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Foreign investments - 14.8%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 97.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 6.6%
Entertainment - 1.4%
Activision Blizzard, Inc.	45,784	3,385,727
Interactive Media & Services - 1.8%
Alphabet, Inc. Class A (a)	43,000	4,342,570
Media - 3.4%
Charter Communications, Inc. Class A (a)	5,466	2,138,791
Comcast Corp. Class A	166,447	6,098,618
		8,237,409
TOTAL COMMUNICATION SERVICES		15,965,706
CONSUMER DISCRETIONARY - 4.3%
Diversified Consumer Services - 1.5%
H&R Block, Inc.	84,562	3,696,205
Internet & Direct Marketing Retail - 0.4%
eBay, Inc.	22,595	1,026,717
Multiline Retail - 1.5%
Dollar General Corp.	13,895	3,552,674
Specialty Retail - 0.9%
Ross Stores, Inc.	18,918	2,226,081
TOTAL CONSUMER DISCRETIONARY		10,501,677
CONSUMER STAPLES - 7.1%
Beverages - 0.6%
Coca-Cola European Partners PLC	27,980	1,485,458
Food & Staples Retailing - 0.7%
U.S. Foods Holding Corp. (a)	49,881	1,824,647
Food Products - 2.4%
Mondelez International, Inc.	67,136	4,539,065
Tyson Foods, Inc. Class A	17,596	1,166,263
		5,705,328
Household Products - 3.1%
Procter & Gamble Co.	22,435	3,346,405
Reckitt Benckiser Group PLC	23,505	1,686,801
Spectrum Brands Holdings, Inc.	21,660	1,153,828
The Clorox Co.	8,718	1,295,931
		7,482,965
Personal Products - 0.3%
Unilever PLC sponsored ADR	14,481	729,553
TOTAL CONSUMER STAPLES		17,227,951
ENERGY - 8.7%
Oil, Gas & Consumable Fuels - 8.7%
ConocoPhillips Co.	28,929	3,573,021
Equinor ASA sponsored ADR	37,871	1,457,276
Exxon Mobil Corp.	103,267	11,497,748
Occidental Petroleum Corp.	31,582	2,194,633
Ovintiv, Inc.	25,827	1,440,114
Parex Resources, Inc.	70,200	1,005,131
		21,167,923
FINANCIALS - 22.2%
Banks - 8.8%
Bank of America Corp.	142,402	5,389,916
Cullen/Frost Bankers, Inc.	4,694	680,959
JPMorgan Chase & Co.	46,025	6,359,735
M&T Bank Corp.	16,053	2,729,331
PNC Financial Services Group, Inc.	16,804	2,827,441
Wells Fargo & Co.	70,785	3,394,141
		21,381,523
Capital Markets - 3.1%
Affiliated Managers Group, Inc.	10,404	1,669,010
BlackRock, Inc. Class A	5,682	4,068,312
Invesco Ltd.	20,478	391,335
Northern Trust Corp.	15,025	1,398,978
		7,527,635
Diversified Financial Services - 4.9%
Berkshire Hathaway, Inc. Class B (a)	37,006	11,790,108
Insurance - 5.0%
Chubb Ltd.	20,009	4,393,776
The Travelers Companies, Inc.	22,774	4,322,733
Willis Towers Watson PLC	13,781	3,392,331
		12,108,840
Mortgage Real Estate Investment Trusts - 0.4%
AGNC Investment Corp.	25,600	255,744
Annaly Capital Management, Inc.	12,600	273,042
MFA Financial, Inc.	26,800	299,624
		828,410
TOTAL FINANCIALS		53,636,516
HEALTH CARE - 20.1%
Biotechnology - 2.5%
Regeneron Pharmaceuticals, Inc. (a)	4,303	3,234,565
Vertex Pharmaceuticals, Inc. (a)	8,658	2,739,391
		5,973,956
Health Care Providers & Services - 11.1%
Centene Corp. (a)	72,931	6,348,644
Cigna Corp.	20,968	6,896,166
Elevance Health, Inc.	7,305	3,892,981
Humana, Inc.	6,643	3,652,986
UnitedHealth Group, Inc.	11,019	6,035,767
		26,826,544
Pharmaceuticals - 6.5%
AstraZeneca PLC sponsored ADR	51,249	3,483,395
Bristol-Myers Squibb Co.	81,331	6,529,253
Roche Holding AG (participation certificate)	10,194	3,329,604
Sanofi SA sponsored ADR	53,238	2,414,343
		15,756,595
TOTAL HEALTH CARE		48,557,095
INDUSTRIALS - 9.3%
Aerospace & Defense - 5.3%
Airbus Group NV	5,687	652,842
L3Harris Technologies, Inc.	9,759	2,216,074
Lockheed Martin Corp.	4,952	2,402,661
Northrop Grumman Corp.	8,551	4,560,163
The Boeing Co. (a)	16,532	2,957,244
		12,788,984
Air Freight & Logistics - 0.2%
Deutsche Post AG	11,279	450,576
Electrical Equipment - 1.0%
Eaton Corp. PLC	3,200	523,040
Regal Rexnord Corp.	15,538	2,037,187
		2,560,227
Industrial Conglomerates - 0.5%
Siemens AG	9,304	1,290,324
Machinery - 2.3%
Crane Holdings Co.	3,300	349,602
ITT, Inc.	8,237	696,191
Oshkosh Corp.	24,745	2,278,272
Parker Hannifin Corp.	1,600	478,304
Pentair PLC	27,249	1,247,187
Stanley Black & Decker, Inc.	6,249	510,668
		5,560,224
TOTAL INDUSTRIALS		22,650,335
INFORMATION TECHNOLOGY - 5.9%
Communications Equipment - 1.5%
Cisco Systems, Inc.	73,344	3,646,664
Electronic Equipment & Components - 0.3%
TE Connectivity Ltd.	5,545	699,335
IT Services - 2.6%
Amdocs Ltd.	27,501	2,443,739
Capgemini SA	5,295	957,323
Cognizant Technology Solutions Corp. Class A	26,587	1,653,977
Maximus, Inc.	17,184	1,208,035
		6,263,074
Semiconductors & Semiconductor Equipment - 0.2%
NXP Semiconductors NV	2,722	478,636
Software - 1.3%
Aspen Technology, Inc. (a)	3,731	859,996
NortonLifeLock, Inc.	73,124	1,678,927
Open Text Corp.	26,375	774,898
		3,313,821
TOTAL INFORMATION TECHNOLOGY		14,401,530
MATERIALS - 3.1%
Chemicals - 2.2%
DuPont de Nemours, Inc.	50,914	3,589,946
International Flavors & Fragrances, Inc.	12,390	1,311,110
The Scotts Miracle-Gro Co. Class A (b)	5,600	313,208
		5,214,264
Metals & Mining - 0.9%
Lundin Mining Corp.	241,440	1,486,171
Newmont Corp.	15,428	732,367
		2,218,538
TOTAL MATERIALS		7,432,802
REAL ESTATE - 0.6%
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	17,495	1,392,602
UTILITIES - 9.7%
Electric Utilities - 8.0%
Constellation Energy Corp.	43,056	4,138,543
Duke Energy Corp.	13,593	1,358,348
Evergy, Inc.	38,689	2,290,776
Exelon Corp.	19,193	794,014
NextEra Energy, Inc.	22,248	1,884,406
PG&E Corp. (a)	326,553	5,126,882
Portland General Electric Co. (b)	26,487	1,303,955
Southern Co.	36,650	2,479,006
		19,375,930
Independent Power and Renewable Electricity Producers - 0.7%
The AES Corp.	54,735	1,582,936
Multi-Utilities - 1.0%
Dominion Energy, Inc.	41,198	2,517,610
TOTAL UTILITIES		23,476,476
TOTAL COMMON STOCKS (Cost $189,191,375)		236,410,613

Nonconvertible Preferred Stocks - 1.2%
	Shares	Value ($)
INFORMATION TECHNOLOGY - 1.2%
Technology Hardware, Storage & Peripherals - 1.2%
Samsung Electronics Co. Ltd. (Cost $2,919,983)	64,753	2,815,484

Money Market Funds - 1.6%
	Shares	Value ($)
Fidelity Cash Central Fund 3.86% (c)	2,498,139	2,498,638
Fidelity Securities Lending Cash Central Fund 3.86% (c)(d)	1,345,615	1,345,750
TOTAL MONEY MARKET FUNDS (Cost $3,844,388)		3,844,388

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $195,955,746)	243,070,485
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(1,000,450)
NET ASSETS - 100.0%	242,070,035

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	2,898,565	48,835,429	49,235,356	59,005	-	-	2,498,638	0.0%
Fidelity Securities Lending Cash Central Fund 3.86%	-	9,500,612	8,154,862	279	-	-	1,345,750	0.0%
Total	2,898,565	58,336,041	57,390,218	59,284	-	-	3,844,388

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	15,965,706	15,965,706	-	-
Consumer Discretionary	10,501,677	10,501,677	-	-
Consumer Staples	17,227,951	15,541,150	1,686,801	-
Energy	21,167,923	21,167,923	-	-
Financials	53,636,516	53,636,516	-	-
Health Care	48,557,095	45,227,491	3,329,604	-
Industrials	22,650,335	20,256,593	2,393,742	-
Information Technology	17,217,014	13,444,207	3,772,807	-
Materials	7,432,802	7,432,802	-	-
Real Estate	1,392,602	1,392,602	-	-
Utilities	23,476,476	23,476,476	-	-

Money Market Funds	3,844,388	3,844,388	-	-
Total Investments in Securities:	243,070,485	231,887,531	11,182,954	-
Financial Statements
Statement of Assets and Liabilities
		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $1,353,359) - See accompanying schedule:
Unaffiliated issuers (cost $192,111,358)	$239,226,097
Fidelity Central Funds (cost $3,844,388)	3,844,388

Total Investment in Securities (cost $195,955,746)		$243,070,485
Cash		2,592
Foreign currency held at value (cost $96)		1,043
Receivable for fund shares sold		259,473
Dividends receivable		455,607
Distributions receivable from Fidelity Central Funds		9,263
Prepaid expenses		298
Receivable from investment adviser for expense reductions		6,705
Total assets		243,805,466
Liabilities
Payable for fund shares redeemed	$160,154
Accrued management fee	130,118
Distribution and service plan fees payable	50,732
Other affiliated payables	38,546
Other payables and accrued expenses	10,131
Collateral on securities loaned	1,345,750
Total Liabilities		1,735,431
Net Assets		$242,070,035
Net Assets consist of:
Paid in capital		$191,857,210
Total accumulated earnings (loss)		50,212,825
Net Assets		$242,070,035

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($117,378,540 ÷ 5,036,607 shares) (a)		$23.31
Maximum offering price per share (100/94.25 of $23.31)		$24.73
Class M :
Net Asset Value and redemption price per share ($33,508,537 ÷ 1,439,130 shares) (a)		$23.28
Maximum offering price per share (100/96.50 of $23.28)		$24.12
Class C :
Net Asset Value and offering price per share ($17,461,396 ÷ 770,957 shares) (a)		$22.65
Class I :
Net Asset Value , offering price and redemption price per share ($52,404,654 ÷ 2,186,750 shares)		$23.96
Class Z :
Net Asset Value , offering price and redemption price per share ($21,316,908 ÷ 894,805 shares)		$23.82
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended November 30, 2022
Investment Income
Dividends		$4,516,354
Income from Fidelity Central Funds (including $279 from security lending)		59,284
Total Income		4,575,638
Expenses
Management fee
Basic fee	$1,176,747
Performance adjustment	274,632
Transfer agent fees	380,474
Distribution and service plan fees	581,003
Accounting fees	83,111
Custodian fees and expenses	18,639
Independent trustees' fees and expenses	768
Registration fees	77,743
Audit	62,517
Legal	2,314
Interest	546
Miscellaneous	874
Total expenses before reductions	2,659,368
Expense reductions	(103,088)
Total expenses after reductions		2,556,280
Net Investment income (loss)		2,019,358
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	2,606,804
Foreign currency transactions	(1,237)
Total net realized gain (loss)		2,605,567
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	11,332,640
Assets and liabilities in foreign currencies	(4,288)
Total change in net unrealized appreciation (depreciation)		11,328,352
Net gain (loss)		13,933,919
Net increase (decrease) in net assets resulting from operations		$15,953,277
Statement of Changes in Net Assets

	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,019,358	$1,225,298
Net realized gain (loss)	2,605,567	12,948,747
Change in net unrealized appreciation (depreciation)	11,328,352	10,771,250
Net increase (decrease) in net assets resulting from operations	15,953,277	24,945,295
Distributions to shareholders	(7,393,417)	(1,211,161)
Share transactions - net increase (decrease)	5,051,034	81,076,800
Total increase (decrease) in net assets	13,610,894	104,810,934

Net Assets
Beginning of period	228,459,141	123,648,207
End of period	$242,070,035	$228,459,141

Financial Highlights
Fidelity Advisor® Equity Value Fund Class A

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$22.52	$18.87	$18.81	$18.77	$18.84
Income from Investment Operations
Net investment income (loss) A,B	.20	.16	.24 C	.26	.26
Net realized and unrealized gain (loss)	1.30	3.69	.80	1.25	(.16)
Total from investment operations	1.50	3.85	1.04	1.51	.10
Distributions from net investment income	(.11)	(.20)	(.45)	(.28)	(.13)
Distributions from net realized gain	(.60)	-	(.53)	(1.19)	(.05)
Total distributions	(.71)	(.20)	(.98)	(1.47)	(.17) D
Net asset value, end of period	$23.31	$22.52	$18.87	$18.81	$18.77
Total Return E,F	6.63%	20.58%	5.68%	9.75%	.53%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.19%	1.14%	1.11%	1.00%	1.00%
Expenses net of fee waivers, if any	1.15%	1.14%	1.10%	1.00%	1.00%
Expenses net of all reductions	1.15%	1.14%	1.09%	.99%	1.00%
Net investment income (loss)	.90%	.73%	1.44% C	1.47%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$117,379	$96,669	$67,291	$71,916	$67,457
Portfolio turnover rate I	40%	35%	75%	43% J	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.08%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Value Fund Class M

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$22.50	$18.85	$18.79	$18.73	$18.80
Income from Investment Operations
Net investment income (loss) A,B	.14	.11	.20 C	.21	.21
Net realized and unrealized gain (loss)	1.29	3.69	.79	1.26	(.16)
Total from investment operations	1.43	3.80	.99	1.47	.05
Distributions from net investment income	(.05)	(.15)	(.40)	(.23)	(.07)
Distributions from net realized gain	(.60)	-	(.53)	(1.19)	(.05)
Total distributions	(.65)	(.15)	(.93)	(1.41) D	(.12)
Net asset value, end of period	$23.28	$22.50	$18.85	$18.79	$18.73
Total Return E,F	6.32%	20.31%	5.37%	9.51%	.25%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.44%	1.39%	1.37%	1.26%	1.27%
Expenses net of fee waivers, if any	1.40%	1.38%	1.36%	1.26%	1.27%
Expenses net of all reductions	1.40%	1.38%	1.35%	1.26%	1.26%
Net investment income (loss)	.65%	.48%	1.19% C	1.21%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$33,509	$31,217	$25,905	$28,791	$30,030
Portfolio turnover rate I	40%	35%	75%	43% J	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .83%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Value Fund Class C

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$21.89	$18.33	$18.29	$18.25	$18.33
Income from Investment Operations
Net investment income (loss) A,B	.03	(.01)	.10 C	.12	.11
Net realized and unrealized gain (loss)	1.25	3.61	.76	1.24	(.16)
Total from investment operations	1.28	3.60	.86	1.36	(.05)
Distributions from net investment income	-	(.04)	(.29)	(.13)	-
Distributions from net realized gain	(.52)	-	(.53)	(1.19)	(.03)
Total distributions	(.52)	(.04)	(.82)	(1.32)	(.03)
Net asset value, end of period	$22.65	$21.89	$18.33	$18.29	$18.25
Total Return D,E	5.81%	19.67%	4.78%	8.95%	(.29)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.98%	1.93%	1.91%	1.79%	1.78%
Expenses net of fee waivers, if any	1.90%	1.93%	1.90%	1.79%	1.78%
Expenses net of all reductions	1.90%	1.93%	1.89%	1.79%	1.78%
Net investment income (loss)	.15%	(.06)%	.64% C	.68%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$17,461	$14,096	$11,555	$15,819	$21,206
Portfolio turnover rate H	40%	35%	75%	43% I	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the contingent deferred sales charge.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Value Fund Class I

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$23.14	$19.39	$19.16	$19.09	$19.18
Income from Investment Operations
Net investment income (loss) A,B	.26	.22	.30 C	.31	.32
Net realized and unrealized gain (loss)	1.33	3.79	.81	1.28	(.17)
Total from investment operations	1.59	4.01	1.11	1.59	.15
Distributions from net investment income	(.18)	(.26)	(.35)	(.34)	(.19)
Distributions from net realized gain	(.60)	-	(.53)	(1.19)	(.05)
Total distributions	(.77) D	(.26)	(.88)	(1.52) D	(.24)
Net asset value, end of period	$23.96	$23.14	$19.39	$19.16	$19.09
Total Return E	6.86%	20.93%	5.95%	10.12%	.75%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.94%	.90%	.77%	.72%	.73%
Expenses net of fee waivers, if any	.90%	.90%	.76%	.72%	.72%
Expenses net of all reductions	.90%	.90%	.75%	.72%	.72%
Net investment income (loss)	1.15%	.97%	1.78% C	1.75%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$52,405	$51,171	$16,291	$18,538	$122,603
Portfolio turnover rate H	40%	35%	75%	43% I	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.42%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Value Fund Class Z

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$23.00	$19.26	$19.18	$19.12	$19.20
Income from Investment Operations
Net investment income (loss) A,B	.30	.26	.32 C	.33	.34
Net realized and unrealized gain (loss)	1.32	3.75	.82	1.28	(.16)
Total from investment operations	1.62	4.01	1.14	1.61	.18
Distributions from net investment income	(.20)	(.27)	(.52)	(.37)	(.21)
Distributions from net realized gain	(.60)	-	(.53)	(1.19)	(.05)
Total distributions	(.80)	(.27)	(1.06) D	(1.55) D	(.26)
Net asset value, end of period	$23.82	$23.00	$19.26	$19.18	$19.12
Total Return E	7.02%	21.07%	6.09%	10.27%	.91%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.79%	.74%	.70%	.58%	.59%
Expenses net of fee waivers, if any	.75%	.74%	.69%	.58%	.59%
Expenses net of all reductions	.75%	.74%	.68%	.58%	.58%
Net investment income (loss)	1.30%	1.12%	1.86% C	1.89%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$21,317	$35,306	$2,606	$3,852	$2,406
Portfolio turnover rate H	40%	35%	75%	43% I	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.50%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended November 30, 2022

1 . Organization.
Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$55,401,652
Gross unrealized depreciation	(8,747,605)
Net unrealized appreciation (depreciation)	$46,654,047
Tax cost	$196,416,438

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,801,358
Undistributed long-term capital gain	$1,759,298
Net unrealized appreciation (depreciation) on securities and other investments	$46,652,170

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$3,074,115	$1,211,161
Long-term Capital Gains	4,319,301	-
Total	$7,393,416	$1,211,161
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Value Fund	89,040,308	89,089,529

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/-.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the   relative investment performance of Class I as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$265,444	$10,001
Class M	.25%	.25%	159,088	668
Class C	.75%	.25%	156,471	32,168
			$581,003	$42,837
Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$45,066
Class M	3,624
Class C A	705
$49,395

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$192,147.18
Class M	55,649.17
Class C	34,421.22
Class I	89,417.19
Class Z	8,840.04
	$380,474

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Equity Value Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Equity Value Fund	$1,420

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Equity Value Fund	Borrower	$ 8,963,571.31%		$ 546

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Equity Value Fund	5,829,355	4,697,129	283,369

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Equity Value Fund	$377

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Equity Value Fund	$29	$-	$-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through March 31, 2024. Some expenses, for example   the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.15%	$43,190
Class M	1.40%	11,284
Class C	1.90%	12,436
Class I	.90%	19,932
Class Z	.75%	8,831
		$95,673
In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,415.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Equity Value Fund
Distributions to shareholders
Class A	$3,052,916	$709,752
Class M	897,128	208,993
Class C	335,659	24,421
Class I	1,735,387	224,961
Class Z	1,372,327	43,034
Total	$7,393,417	$1,211,161

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2022	Year ended November 30, 2021	Year ended November 30, 2022	Year ended November 30, 2021

Fidelity Advisor Equity Value Fund
Class A
Shares sold	1,322,626	1,299,687	$ 29,846,718	$ 28,834,825
Reinvestment of distributions	125,386	35,675	2,944,057	686,391
Shares redeemed	(704,458)	(608,816)	(15,754,356)	(13,399,891)
Net increase (decrease)	743,554	726,546	$17,036,419	$16,121,325
Class M
Shares sold	236,755	208,702	$ 5,321,237	$ 4,624,895
Reinvestment of distributions	37,646	10,601	885,059	204,174
Shares redeemed	(222,986)	(205,820)	(4,958,113)	(4,482,792)
Net increase (decrease)	51,415	13,483	$1,248,183	$346,277
Class C
Shares sold	326,262	320,493	$ 7,171,335	$ 6,900,532
Reinvestment of distributions	14,355	1,282	329,881	24,143
Shares redeemed	(213,704)	(308,019)	(4,679,466)	(6,686,187)
Net increase (decrease)	126,913	13,756	$2,821,750	$238,488
Class I
Shares sold	1,266,409	2,160,884	$ 29,316,775	$ 49,834,773
Reinvestment of distributions	68,071	10,646	1,639,827	209,931
Shares redeemed	(1,359,296)	(799,903)	(31,653,830)	(18,344,141)
Net increase (decrease)	(24,816)	1,371,627	$(697,228)	$ 31,700,563
Class Z
Shares sold	677,338	1,464,624	$ 15,778,041	$ 34,162,637
Reinvestment of distributions	49,426	1,708	1,181,767	33,426
Shares redeemed	(1,367,272)	(66,358)	(32,317,898)	(1,525,916)
Net increase (decrease)	(640,508)	1,399,974	$(15,358,090)	$ 32,670,147

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12 Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Equity Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 12, 2023

We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022
Fidelity Advisor® Equity Value Fund
Class A	1.15%
Actual		$ 1,000	$ 1,021.90	$ 5.83
Hypothetical- B		$ 1,000	$ 1,019.30	$ 5.82
Class M	1.40%
Actual		$ 1,000	$ 1,020.20	$ 7.09
Hypothetical- B		$ 1,000	$ 1,018.05	$ 7.08
Class C	1.90%
Actual		$ 1,000	$ 1,018.00	$ 9.61
Hypothetical- B		$ 1,000	$ 1,015.54	$ 9.60
Class I	.90%
Actual		$ 1,000	$ 1,022.60	$ 4.56
Hypothetical- B		$ 1,000	$ 1,020.56	$ 4.56
Class Z	.75%
Actual		$ 1,000	$ 1,023.60	$ 3.80
Hypothetical- B		$ 1,000	$ 1,021.31	$ 3.80

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30 th , 2022, $2,827,930, or, if subsequently determined to be different, the net capital gain of such year.
The fund designates 99.66% of the short-term capital gain dividends distributed in December 2021, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.
Class A designates 98%; Class C and Class M designate 100%; Class I designates 81%; and Class Z designates 75% of the dividends distributed in December 2021, as qualifying for the dividends-received deduction for corporate shareholders.
Class A, Class C, Class M, Class I, and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.767075.121
AEV-ANN-0123
Fidelity Advisor® Growth & Income Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-1.38%	8.74%	11.18%
Class M (incl.3.50% sales charge)	0.72%	8.98%	11.18%
Class C (incl. contingent deferred sales charge)	2.81%	9.19%	11.18%
Class I	4.86%	10.31%	12.16%
Class Z	5.03%	10.47%	12.25%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth & Income Fund - Class A, on November 30, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

41,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$28,870 Fidelity Advisor® Growth & Income Fund - Class A
$34,966 S&P 500® Index

Management's Discussion of Fund Performance
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Portfolio Manager Matt Fruhan:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 4% to 5%, handily outperforming the -9.21% result of the benchmark S&P 500® index. The primary contributor to performance versus the benchmark was an overweight in energy. An underweight and stock picking in consumer discretionary also boosted the fund's relative result, as did stock selection in the health care sector, especially within the health care equipment & services industry. The biggest individual relative contributor was an overweight in Exxon Mobil (+93%). Exxon Mobil was the fund's largest holding. Our second-largest relative contributor this period was avoiding Amazon.com, a benchmark component that returned -45%. Another notable relative contributor was an outsized stake in Hess (+95%), which was one of our biggest holdings. The fund's foreign holdings contributed overall, despite the headwind of broad U.S.-dollar strength. Conversely, the primary detractor from performance versus the benchmark was stock selection in industrials. An underweight in utilities and stock picks in financials also hampered the fund's relative performance. Not owning Chevron, a benchmark component that gained about 68%, was the largest individual relative detractor. Our second-largest relative detractor this period was avoiding Berkshire Hathaway, a benchmark component that gained 15%. Another notable relative detractor was an overweight in Comcast (-25%), which was among the fund's biggest holdings. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.*	7.6
Microsoft Corp.	5.8
Wells Fargo & Co.*	5.3
General Electric Co.	4.7
Bank of America Corp.	2.9
Apple, Inc.	2.9
Bristol-Myers Squibb Co.	1.9
Visa, Inc. Class A	1.8
Hess Corp.	1.8
Comcast Corp. Class A	1.8
36.5

* Security or a portion of the security is pledged as collateral for call options written.
Market Sectors (% of Fund's net assets)

Information Technology	17.5
Financials	15.6
Industrials	15.0
Energy	13.0
Health Care	12.2
Consumer Staples	5.0
Communication Services	4.5
Consumer Discretionary	2.8
Materials	2.7
Utilities	1.4
Real Estate	1.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 12.6%
Written options - 0.0%
Percentages shown as 0.0% may reflect amounts less than 0.05%.

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 90.6%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 0.7%
Cellnex Telecom SA (a)	67,300	2,314
Elisa Corp. (A Shares)	9,700	505
Verizon Communications, Inc.	70,709	2,756
		5,575
Entertainment - 1.4%
Activision Blizzard, Inc.	13,200	976
Nintendo Co. Ltd. ADR	100,900	1,083
The Walt Disney Co. (b)	42,500	4,159
Universal Music Group NV	168,800	4,014
Warner Music Group Corp. Class A	39,100	1,340
		11,572
Media - 2.4%
Comcast Corp. Class A	398,158	14,589
Interpublic Group of Companies, Inc.	149,500	5,137
		19,726
TOTAL COMMUNICATION SERVICES		36,873
CONSUMER DISCRETIONARY - 2.8%
Auto Components - 0.4%
BorgWarner, Inc. (c)	71,300	3,031
Hotels, Restaurants & Leisure - 0.7%
Churchill Downs, Inc.	10,800	2,397
Marriott International, Inc. Class A	10,300	1,703
Starbucks Corp.	13,300	1,359
		5,459
Household Durables - 0.2%
Sony Group Corp. sponsored ADR	11,400	947
Whirlpool Corp.	3,500	513
		1,460
Multiline Retail - 0.2%
Target Corp.	11,200	1,871
Specialty Retail - 1.1%
Lowe's Companies, Inc. (c)	39,457	8,387
TJX Companies, Inc.	2,400	192
Williams-Sonoma, Inc.	1,000	117
		8,696
Textiles, Apparel & Luxury Goods - 0.2%
NIKE, Inc. Class B	12,000	1,316
Puma AG	14,944	773
Tapestry, Inc.	300	11
		2,100
TOTAL CONSUMER DISCRETIONARY		22,617
CONSUMER STAPLES - 5.0%
Beverages - 2.1%
Diageo PLC sponsored ADR (d)	20,100	3,750
Keurig Dr. Pepper, Inc.	94,200	3,643
Pernod Ricard SA	5,600	1,111
Remy Cointreau SA	3,444	596
The Coca-Cola Co.	133,484	8,491
		17,591
Food & Staples Retailing - 1.3%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	3,700	169
Sysco Corp.	69,100	5,978
Walmart, Inc.	28,200	4,298
		10,445
Food Products - 0.2%
Lamb Weston Holdings, Inc. (c)	21,500	1,868
Household Products - 0.2%
Colgate-Palmolive Co.	5,100	395
Kimberly-Clark Corp.	1,000	136
Spectrum Brands Holdings, Inc.	15,200	810
		1,341
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	1,500	354
Haleon PLC ADR (b)	232,609	1,603
		1,957
Tobacco - 1.0%
Altria Group, Inc.	173,020	8,059
TOTAL CONSUMER STAPLES		41,261
ENERGY - 13.0%
Energy Equipment & Services - 0.0%
Baker Hughes Co. Class A	5,700	165
Oil, Gas & Consumable Fuels - 13.0%
Canadian Natural Resources Ltd. (d)	47,500	2,836
Cenovus Energy, Inc. (Canada)	522,900	10,399
Energy Transfer LP	31,300	393
Enterprise Products Partners LP	19,800	491
Exxon Mobil Corp. (c)	563,600	62,747
Hess Corp.	102,600	14,765
Imperial Oil Ltd.	91,100	5,183
Kosmos Energy Ltd. (b)	396,100	2,634
Phillips 66 Co.	13,300	1,442
Tourmaline Oil Corp.	87,500	5,326
		106,216
TOTAL ENERGY		106,381
FINANCIALS - 15.6%
Banks - 11.6%
Bank of America Corp.	631,742	23,911
JPMorgan Chase & Co.	57,443	7,937
M&T Bank Corp.	10,900	1,853
PNC Financial Services Group, Inc.	47,916	8,062
Truist Financial Corp.	130,149	6,092
U.S. Bancorp	94,830	4,304
Wells Fargo & Co. (c)	903,850	43,340
		95,499
Capital Markets - 2.7%
Ashmore Group PLC	104,500	287
Brookfield Asset Management, Inc. Class A	26,401	1,245
Intercontinental Exchange, Inc.	1,100	119
KKR & Co. LP	54,813	2,846
Morgan Stanley	30,230	2,814
Northern Trust Corp.	74,837	6,968
Raymond James Financial, Inc.	36,350	4,249
S&P Global, Inc.	100	35
State Street Corp.	43,570	3,471
		22,034
Consumer Finance - 0.2%
Discover Financial Services	12,700	1,376
Insurance - 0.8%
American Financial Group, Inc.	3,400	484
Brookfield Asset Management Reinsurance Partners Ltd.	172	8
Chubb Ltd.	9,800	2,152
Marsh & McLennan Companies, Inc.	14,766	2,557
Old Republic International Corp.	17,800	436
The Travelers Companies, Inc.	6,600	1,253
		6,890
Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd.	20,500	822
Radian Group, Inc.	62,890	1,231
		2,053
TOTAL FINANCIALS		127,852
HEALTH CARE - 12.0%
Health Care Equipment & Supplies - 1.2%
Abbott Laboratories	3,500	377
Becton, Dickinson & Co.	8,975	2,238
Boston Scientific Corp. (b)	117,200	5,306
GN Store Nord A/S	4,000	97
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	100,539	1,512
Sonova Holding AG	2,263	588
		10,118
Health Care Providers & Services - 5.9%
Cardinal Health, Inc. (c)	70,100	5,620
Cigna Corp.	34,200	11,248
CVS Health Corp. (c)	74,651	7,605
Humana, Inc.	3,300	1,815
McKesson Corp. (c)	25,633	9,784
UnitedHealth Group, Inc. (c)	22,000	12,051
		48,123
Life Sciences Tools & Services - 0.4%
Danaher Corp.	12,200	3,336
Pharmaceuticals - 4.5%
Bayer AG	13,573	788
Bristol-Myers Squibb Co.	188,200	15,109
Eli Lilly & Co.	7,500	2,783
GSK PLC sponsored ADR	157,347	5,443
Johnson & Johnson	55,201	9,826
Perrigo Co. PLC	6,100	197
Sanofi SA sponsored ADR	19,500	884
UCB SA	22,100	1,784
Viatris, Inc.	7,200	79
Zoetis, Inc. Class A	1,200	185
		37,078
TOTAL HEALTH CARE		98,655
INDUSTRIALS - 15.0%
Aerospace & Defense - 3.0%
Airbus Group NV	36,700	4,213
General Dynamics Corp.	12,500	3,155
Huntington Ingalls Industries, Inc.	9,000	2,088
MTU Aero Engines AG	4,600	970
Raytheon Technologies Corp.	16,631	1,642
Safran SA	10,500	1,298
The Boeing Co. (b)	61,710	11,039
		24,405
Air Freight & Logistics - 1.7%
DSV A/S	4,600	736
Expeditors International of Washington, Inc.	700	81
FedEx Corp.	11,700	2,132
United Parcel Service, Inc. Class B	59,679	11,323
		14,272
Airlines - 0.0%
Copa Holdings SA Class A (b)	2,300	202
Building Products - 0.4%
A.O. Smith Corp.	11,800	717
Johnson Controls International PLC	42,100	2,797
		3,514
Commercial Services & Supplies - 0.5%
GFL Environmental, Inc.	114,200	3,311
Healthcare Services Group, Inc.	61,700	861
Ritchie Bros. Auctioneers, Inc.	1,300	71
		4,243
Electrical Equipment - 1.0%
Acuity Brands, Inc.	12,600	2,372
Hubbell, Inc. Class B	11,912	3,026
Regal Rexnord Corp.	2,100	275
Rockwell Automation, Inc.	1,600	423
Vertiv Holdings Co. (d)	139,100	1,927
		8,023
Industrial Conglomerates - 4.8%
3M Co.	10,800	1,360
General Electric Co.	447,436	38,466
		39,826
Machinery - 1.7%
Allison Transmission Holdings, Inc.	25,800	1,156
Barnes Group, Inc.	2,300	98
Caterpillar, Inc.	3,300	780
Cummins, Inc.	4,900	1,231
Donaldson Co., Inc.	57,000	3,472
Epiroc AB (A Shares)	2,700	52
Flowserve Corp.	30,600	960
Fortive Corp.	24,600	1,662
Kardex AG	550	91
Nordson Corp.	9,000	2,128
Otis Worldwide Corp.	8,265	645
Stanley Black & Decker, Inc.	4,800	392
Westinghouse Air Brake Tech Co.	11,931	1,206
		13,873
Professional Services - 0.5%
Equifax, Inc.	8,000	1,579
RELX PLC (London Stock Exchange)	77,838	2,183
Robert Half International, Inc.	800	63
		3,825
Road & Rail - 0.5%
Knight-Swift Transportation Holdings, Inc. Class A (c)	70,000	3,880
Trading Companies & Distributors - 0.8%
Brenntag SE	7,000	445
Fastenal Co.	12,000	618
MSC Industrial Direct Co., Inc. Class A	1,500	129
Watsco, Inc. (d)	19,364	5,209
WESCO International, Inc. (b)	2,700	348
		6,749
Transportation Infrastructure - 0.1%
Aena SME SA (a)(b)	5,100	658
TOTAL INDUSTRIALS		123,470
INFORMATION TECHNOLOGY - 17.5%
Electronic Equipment & Components - 0.2%
CDW Corp.	9,300	1,754
IT Services - 4.0%
Amadeus IT Holding SA Class A (b)	54,600	2,952
DXC Technology Co. (b)	9,400	279
Edenred SA	57,400	3,153
Fidelity National Information Services, Inc.	46,400	3,368
Genpact Ltd.	51,800	2,388
Global Payments, Inc.	11,200	1,162
IBM Corp.	17,800	2,650
MasterCard, Inc. Class A	5,500	1,960
Unisys Corp. (b)	70,792	304
Visa, Inc. Class A	69,040	14,982
		33,198
Semiconductors & Semiconductor Equipment - 3.2%
Analog Devices, Inc.	13,900	2,390
Applied Materials, Inc.	16,895	1,852
Intel Corp.	68,200	2,051
Lam Research Corp.	4,200	1,984
Marvell Technology, Inc.	71,500	3,326
Microchip Technology, Inc.	2,300	182
NVIDIA Corp.	10,000	1,692
NXP Semiconductors NV	18,600	3,271
Qualcomm, Inc.	68,498	8,664
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,200	183
Teradyne, Inc.	6,800	635
		26,230
Software - 7.1%
Intuit, Inc.	9,900	4,035
Microsoft Corp.	185,353	47,291
Open Text Corp.	15,400	452
SAP SE sponsored ADR (d)	52,900	5,865
Temenos Group AG	10,960	675
		58,318
Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	159,492	23,610
FUJIFILM Holdings Corp.	5,200	280
Samsung Electronics Co. Ltd.	14,620	710
		24,600
TOTAL INFORMATION TECHNOLOGY		144,100
MATERIALS - 2.7%
Chemicals - 0.6%
DuPont de Nemours, Inc.	62,300	4,393
PPG Industries, Inc.	5,200	703
		5,096
Metals & Mining - 2.1%
First Quantum Minerals Ltd.	189,700	4,510
Freeport-McMoRan, Inc.	196,000	7,801
Glencore PLC	628,900	4,292
		16,603
Paper & Forest Products - 0.0%
Louisiana-Pacific Corp.	2,800	179
TOTAL MATERIALS		21,878
REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
American Tower Corp.	17,400	3,850
Crown Castle International Corp.	2,200	311
Equinix, Inc.	110	76
Public Storage	200	60
Simon Property Group, Inc.	38,600	4,610
		8,907
UTILITIES - 1.4%
Electric Utilities - 1.3%
Constellation Energy Corp.	4,400	423
Duke Energy Corp.	10,400	1,039
Entergy Corp.	11,900	1,384
Exelon Corp.	13,200	546
NextEra Energy, Inc.	3,000	254
PG&E Corp. (b)	102,500	1,609
Southern Co.	75,900	5,134
		10,389
Multi-Utilities - 0.1%
Sempra Energy	6,300	1,047
TOTAL UTILITIES		11,436
TOTAL COMMON STOCKS (Cost $499,091)		743,430

Convertible Preferred Stocks - 0.2%
	Shares	Value ($) (000s)
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. 6.50%	14,200	705
Boston Scientific Corp. Series A, 5.50%	8,400	949
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,564)		1,654

Convertible Bonds - 0.0%
	Principal Amount (e) (000s)	Value ($) (000s)
COMMUNICATION SERVICES - 0.0%
Interactive Media & Services - 0.0%
Snap, Inc. 0.125% 3/1/28 (a) (Cost $374)	521	350

Money Market Funds - 10.4%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 3.86% (f)	73,078,034	73,093
Fidelity Securities Lending Cash Central Fund 3.86% (f)(g)	12,460,329	12,462
TOTAL MONEY MARKET FUNDS (Cost $85,555)		85,555

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $586,584)	830,989
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(10,001)
NET ASSETS - 100.0%	820,988

Written Options
	Counterparty	Number of Contracts	Notional Amount ($) (000s)	Exercise Price ($)	Expiration Date	Value ($) (000s)
Call Options
BorgWarner, Inc.	Chicago Board Options Exchange	70	298	45.00	01/20/23	(7)
Cardinal Health, Inc.	Chicago Board Options Exchange	69	553	77.50	12/16/22	(23)
CVS Health Corp.	Chicago Board Options Exchange	36	367	105.00	01/20/23	(7)
Exxon Mobil Corp.	Chicago Board Options Exchange	282	3,140	110.00	01/20/23	(171)
Knight-Swift Transportation Holdings, Inc.	Chicago Board Options Exchange	64	355	60.00	01/20/23	(6)
Lamb Weston Holdings, Inc.	Chicago Board Options Exchange	192	1,668	90.00	12/16/22	(12)
Lowe's Companies, Inc.	Chicago Board Options Exchange	20	425	220.00	12/16/22	(7)
McKesson Corp.	Chicago Board Options Exchange	7	267	380.00	01/20/23	(11)
UnitedHealth Group, Inc.	Chicago Board Options Exchange	6	329	560.00	12/16/22	(2)
Wells Fargo & Co.	Chicago Board Options Exchange	446	2,139	47.50	12/16/22	(61)

TOTAL WRITTEN OPTIONS						(307)

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,322,000 or 0.4% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $9,541,000.
(d)	Security or a portion of the security is on loan at period end.
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	11,071	146,873	84,851	635	-	-	73,093	0.2%
Fidelity Securities Lending Cash Central Fund 3.86%	727	71,733	59,998	7	-	-	12,462	0.0%
Total	11,798	218,606	144,849	642	-	-	85,555

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	36,873	30,040	6,833	-
Consumer Discretionary	22,617	21,844	773	-
Consumer Staples	41,261	39,554	1,707	-
Energy	106,381	106,381	-	-
Financials	127,852	127,565	287	-
Health Care	100,309	95,398	4,911	-
Industrials	123,470	112,824	10,646	-
Information Technology	144,100	136,330	7,770	-
Materials	21,878	17,586	4,292	-
Real Estate	8,907	8,907	-	-
Utilities	11,436	11,436	-	-

Corporate Bonds	350	-	350	-

Money Market Funds	85,555	85,555	-	-
Total Investments in Securities:	830,989	793,420	37,569	-
Derivative Instruments:

Liabilities
Written Options	(307)	(307)	-	-
Total Liabilities	(307)	(307)	-	-
Total Derivative Instruments:	(307)	(307)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Equity Risk
Written Options (a)	0	(307)
Total Equity Risk	0	(307)
Total Value of Derivatives	0	(307)

(a)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $12,439) - See accompanying schedule:
Unaffiliated issuers (cost $501,029)	$745,434
Fidelity Central Funds (cost $85,555)	85,555

Total Investment in Securities (cost $586,584)		$830,989
Restricted cash		76
Receivable for investments sold
Regular delivery		319
Delayed delivery		424
Receivable for fund shares sold		956
Dividends receivable		1,983
Distributions receivable from Fidelity Central Funds		191
Prepaid expenses		1
Total assets		834,939
Liabilities
Payable for investments purchased	$362
Payable for fund shares redeemed	223
Accrued management fee	278
Distribution and service plan fees payable	191
Written options, at value (premium received $220)	307
Other affiliated payables	121
Other payables and accrued expenses	7
Collateral on securities loaned	12,462
Total Liabilities		13,951
Net Assets		$820,988
Net Assets consist of:
Paid in capital		$573,737
Total accumulated earnings (loss)		247,251
Net Assets		$820,988

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($405,638 ÷ 12,331 shares) (a)		$32.90
Maximum offering price per share (100/94.25 of $32.90)		$34.91
Class M :
Net Asset Value and redemption price per share ($180,063 ÷ 5,462 shares) (a)		$32.97
Maximum offering price per share (100/96.50 of $32.97)		$34.17
Class C :
Net Asset Value and offering price per share ($47,170 ÷ 1,560 shares) (a)		$30.24
Class I :
Net Asset Value , offering price and redemption price per share ($127,725 ÷ 3,778 shares)		$33.81
Class Z :
Net Asset Value , offering price and redemption price per share ($60,392 ÷ 1,783 shares) (b)		$33.88
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Amounts in thousands		Year ended November 30, 2022
Investment Income
Dividends		$15,387
Interest		51
Income from Fidelity Central Funds (including $7 from security lending)		642
Total Income		16,080
Expenses
Management fee	$3,091
Transfer agent fees	1,205
Distribution and service plan fees	2,222
Accounting fees	244
Custodian fees and expenses	20
Independent trustees' fees and expenses	2
Registration fees	91
Audit	60
Legal	4
Miscellaneous	2
Total expenses before reductions	6,941
Expense reductions	(23)
Total expenses after reductions		6,918
Net Investment income (loss)		9,162
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,454
Foreign currency transactions	145
Written options	570
Total net realized gain (loss)		2,169
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	21,285
Assets and liabilities in foreign currencies	(10)
Written options	(166)
Total change in net unrealized appreciation (depreciation)		21,109
Net gain (loss)		23,278
Net increase (decrease) in net assets resulting from operations		$32,440
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,162	$10,833
Net realized gain (loss)	2,169	18,231
Change in net unrealized appreciation (depreciation)	21,109	97,851
Net increase (decrease) in net assets resulting from operations	32,440	126,915
Distributions to shareholders	(33,061)	(25,162)
Share transactions - net increase (decrease)	173,331	27,651
Total increase (decrease) in net assets	172,710	129,404

Net Assets
Beginning of period	648,278	518,874
End of period	$820,988	$648,278

Financial Highlights
Fidelity Advisor® Growth & Income Fund Class A

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$33.01	$27.71	$28.32	$28.69	$30.29
Income from Investment Operations
Net investment income (loss) A,B	.42	.59 C	.44	.49	.43
Net realized and unrealized gain (loss)	1.09	6.08	.90	2.48	.58
Total from investment operations	1.51	6.67	1.34	2.97	1.01
Distributions from net investment income	(.83)	(.48)	(.48)	(.47)	(.36)
Distributions from net realized gain	(.80)	(.89)	(1.47)	(2.87)	(2.26)
Total distributions	(1.62) D	(1.37)	(1.95)	(3.34)	(2.61) D
Net asset value, end of period	$32.90	$33.01	$27.71	$28.32	$28.69
Total Return E,F	4.64%	25.08%	4.86%	13.65%	3.42%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.91%	.92%	.95%	.96%	.96%
Expenses net of fee waivers, if any	.91%	.92%	.95%	.96%	.96%
Expenses net of all reductions	.91%	.92%	.95%	.95%	.95%
Net investment income (loss)	1.31%	1.85% C	1.78%	1.93%	1.49%
Supplemental Data
Net assets, end of period (in millions)	$406	$344	$277	$288	$243
Portfolio turnover rate I	8%	15%	28%	29%	40%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.21%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Growth & Income Fund Class M

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$33.01	$27.71	$28.31	$28.67	$30.26
Income from Investment Operations
Net investment income (loss) A,B	.34	.51 C	.38	.43	.36
Net realized and unrealized gain (loss)	1.10	6.10	.89	2.47	.59
Total from investment operations	1.44	6.61	1.27	2.90	.95
Distributions from net investment income	(.68)	(.42)	(.40)	(.39)	(.28)
Distributions from net realized gain	(.80)	(.89)	(1.47)	(2.87)	(2.26)
Total distributions	(1.48)	(1.31)	(1.87)	(3.26)	(2.54)
Net asset value, end of period	$32.97	$33.01	$27.71	$28.31	$28.67
Total Return D,E	4.38%	24.77%	4.61%	13.33%	3.19%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.15%	1.16%	1.20%	1.21%	1.21%
Expenses net of fee waivers, if any	1.15%	1.16%	1.20%	1.21%	1.21%
Expenses net of all reductions	1.15%	1.16%	1.20%	1.20%	1.20%
Net investment income (loss)	1.07%	1.61% C	1.53%	1.68%	1.24%
Supplemental Data
Net assets, end of period (in millions)	$180	$173	$153	$172	$175
Portfolio turnover rate H	8%	15%	28%	29%	40%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Growth & Income Fund Class C

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$30.33	$25.56	$26.22	$26.79	$28.45
Income from Investment Operations
Net investment income (loss) A,B	.16	.32 C	.23	.27	.20
Net realized and unrealized gain (loss)	1.00	5.62	.82	2.28	.55
Total from investment operations	1.16	5.94	1.05	2.55	.75
Distributions from net investment income	(.45)	(.28)	(.24)	(.26)	(.15)
Distributions from net realized gain	(.80)	(.89)	(1.47)	(2.87)	(2.26)
Total distributions	(1.25)	(1.17)	(1.71)	(3.12) D	(2.41)
Net asset value, end of period	$30.24	$30.33	$25.56	$26.22	$26.79
Total Return E,F	3.80%	24.14%	4.07%	12.74%	2.64%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.67%	1.69%	1.73%	1.73%	1.72%
Expenses net of fee waivers, if any	1.67%	1.69%	1.73%	1.73%	1.71%
Expenses net of all reductions	1.67%	1.69%	1.73%	1.73%	1.71%
Net investment income (loss)	.55%	1.09% C	1.00%	1.15%	.73%
Supplemental Data
Net assets, end of period (in millions)	$47	$41	$34	$41	$75
Portfolio turnover rate I	8%	15%	28%	29%	40%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.19 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .44%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Growth & Income Fund Class I

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$33.95	$28.45	$29.01	$29.33	$30.91
Income from Investment Operations
Net investment income (loss) A,B	.51	.69 C	.52	.57	.52
Net realized and unrealized gain (loss)	1.12	6.24	.93	2.52	.60
Total from investment operations	1.63	6.93	1.45	3.09	1.12
Distributions from net investment income	(.97)	(.55)	(.54)	(.54)	(.44)
Distributions from net realized gain	(.80)	(.89)	(1.47)	(2.87)	(2.26)
Total distributions	(1.77)	(1.43) D	(2.01)	(3.41)	(2.70)
Net asset value, end of period	$33.81	$33.95	$28.45	$29.01	$29.33
Total Return E	4.86%	25.40%	5.16%	13.89%	3.71%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.66%	.67%	.70%	.70%	.69%
Expenses net of fee waivers, if any	.66%	.67%	.70%	.69%	.69%
Expenses net of all reductions	.66%	.67%	.69%	.69%	.69%
Net investment income (loss)	1.56%	2.10% C	2.03%	2.19%	1.75%
Supplemental Data
Net assets, end of period (in millions)	$128	$76	$45	$48	$47
Portfolio turnover rate H	8%	15%	28%	29%	40%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.46%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Growth & Income Fund Class Z

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$34.04	$28.52	$29.09	$29.35	$30.94
Income from Investment Operations
Net investment income (loss) A,B	.55	.73 C	.55	.62	.56
Net realized and unrealized gain (loss)	1.13	6.26	.93	2.53	.59
Total from investment operations	1.68	6.99	1.48	3.15	1.15
Distributions from net investment income	(1.05)	(.59)	(.58)	(.54)	(.49)
Distributions from net realized gain	(.80)	(.89)	(1.47)	(2.87)	(2.26)
Total distributions	(1.84) D	(1.47) D	(2.05)	(3.41)	(2.74) D
Net asset value, end of period	$33.88	$34.04	$28.52	$29.09	$29.35
Total Return E	5.03%	25.59%	5.26%	14.11%	3.84%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.53%	.53%	.55%	.56%	.56%
Expenses net of fee waivers, if any	.52%	.53%	.55%	.56%	.56%
Expenses net of all reductions	.52%	.53%	.55%	.55%	.55%
Net investment income (loss)	1.69%	2.24% C	2.18%	2.33%	1.89%
Supplemental Data
Net assets, end of period (in millions)	$60	$14	$11	$7	$22
Portfolio turnover rate H	8%	15%	28%	29%	40%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.60%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$272,382
Gross unrealized depreciation	(30,112)
Net unrealized appreciation (depreciation)	$242,270
Tax Cost	$588,412

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,178
Undistributed long-term capital gain	$1,811
Net unrealized appreciation (depreciation) on securities and other investments	$242,262

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$18,783	$8,545
Long-term Capital Gains	14,278	16,617
Total	$33,061	$25,162

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options", and are representative of volume of activity during the period unless an average contracts amount is presented.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Growth & Income Fund	143,652	57,418
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$921	$25
Class M	.25%	.25%	874	5
Class C	.75%	.25%	427	88
			$2,222	$118

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$188
Class M	12
Class C A	1
$201

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$646.18
Class M	293.17
Class C	81.19
Class I	166.17
Class Z	19.04
	$1,205
Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity Advisor Growth & Income Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Growth & Income Fund	$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Growth & Income Fund	11,051	2,957	318
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity Advisor Growth & Income Fund	$1
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Growth & Income Fund	$1	$-	$-
9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $23.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Growth & Income Fund
Distributions to shareholders
Class A	$17,363	$13,601
Class M	7,787	7,162
Class C	1,696	1,554
Class I	4,201	2,271
Class Z	2,014	574
Total	$33,061	$25,162
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2022	Year ended November 30, 2021	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Growth & Income Fund
Class A
Shares sold	2,812	1,486	$90,084	$47,727
Reinvestment of distributions	504	466	16,493	12,807
Shares redeemed	(1,415)	(1,503)	(44,767)	(47,472)
Net increase (decrease)	1,901	449	$61,810	$13,062
Class M
Shares sold	643	324	$20,917	$10,258
Reinvestment of distributions	231	254	7,629	6,998
Shares redeemed	(650)	(859)	(20,594)	(27,103)
Net increase (decrease)	224	(281)	$7,952	$(9,847)
Class C
Shares sold	649	366	$19,167	$10,922
Reinvestment of distributions	55	60	1,666	1,533
Shares redeemed	(486)	(423)	(14,200)	(12,405)
Net increase (decrease)	218	3	$6,633	$50
Class I
Shares sold	2,275	1,111	$74,876	$36,641
Reinvestment of distributions	112	72	3,758	2,022
Shares redeemed	(850)	(507)	(27,709)	(16,185)
Net increase (decrease)	1,537	676	$50,925	$22,478
Class Z
Shares sold	1,643	374	$55,104	$12,347
Reinvestment of distributions	56	16	1,860	460
Shares redeemed	(334)	(344)	(10,953)	(10,899)
Net increase (decrease)	1,365	46	$46,011	$1,908

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Growth & Income Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 17, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022
Fidelity Advisor® Growth & Income Fund
Class A	.91%
Actual		$ 1,000	$ 1,022.90	$ 4.61
Hypothetical- B		$ 1,000	$ 1,020.51	$ 4.61
Class M	1.15%
Actual		$ 1,000	$ 1,021.70	$ 5.83
Hypothetical- B		$ 1,000	$ 1,019.30	$ 5.82
Class C	1.67%
Actual		$ 1,000	$ 1,018.80	$ 8.45
Hypothetical- B		$ 1,000	$ 1,016.70	$ 8.44
Class I	.66%
Actual		$ 1,000	$ 1,024.30	$ 3.35
Hypothetical- B		$ 1,000	$ 1,021.76	$ 3.35
Class Z	.52%
Actual		$ 1,000	$ 1,025.00	$ 2.64
Hypothetical- B		$ 1,000	$ 1,022.46	$ 2.64

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2022, $1,821,171, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the short-term capital gain dividend distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 84%, 100%, 100%, and 100%; Class M designates 98%, 100%, 100%, and 100%; Class C designates 100%, 100%, 100% and 100%; Class I designates 74%, 100%, 100%, and 100%; and Class Z designates 70%, 100%, 100%, and 100% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%, 100%, 100%, and 100%; Class M designates 100%, 100%, 100%, and 100%; Class C designates 100%, 100%, 100%, and 100%; Class I designates 99%, 100%, 100%, and 100% and Class Z designates 93%, 100%, 100%, and 100% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class I designates 1%; and Class Z designates 7%, of the dividend distributed in December during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.539472.125
AGAI-ANN-0123
Fidelity Advisor® Stock Selector Mid Cap Fund

Annual Report
November 30, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-10.14%	6.93%	9.99%
Class M (incl.3.50% sales charge)	-8.23%	7.18%	9.99%
Class C (incl. contingent deferred sales charge)	-6.24%	7.37%	9.97%
Fidelity Advisor® Stock Selector Mid Cap Fund	-4.43%	8.45%	10.89%
Class I	-4.45%	8.47%	10.90%
Class Z	-4.30%	8.63%	11.00%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Mid Cap Fund - Class A, on November 30, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

33,000
30,000
25,000
20,000
15,000
10,000
$9,400
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$25,920 Fidelity Advisor® Stock Selector Mid Cap Fund - Class A
$30,109 S&P MidCap 400® Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Co-Managers Christopher Lee, Chad Colman and Ali Khan:
For the fiscal year ending November 30, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -5% to -4%, trailing the -3.29% result of the benchmark S&P MidCap 400® Index. Versus the benchmark, security selection was the primary detractor, especially within financials, banks in particular. We also had weak picks among health care and real estate stocks. Jeld-Wen, the fund's top individual detractor, returned -58% this period and was no longer held at period end. Our second-largest detractor was Caesars Entertainment, which returned about -44% the past 12 months. Exposure to Cyxtera Technologies (-81%) also hurt, though we added to our position in the company the past year. All of these detractors were non-benchmark positions. Conversely, the biggest contributor to performance versus the benchmark was stock selection in the industrials sector, primarily driven by the transportation industry. An overweighting and investment choices in the market-leading energy sector, as well as an underweighting in consumer discretionary, further bolstered the portfolio's relative result. Our non-benchmark stake in Nielsen Holdings was the fund's biggest individual relative contributor, driven by an increase of about 37%. The stock was not held at period end. The portfolio's non-benchmark investment in MRC Global, a position no longer held at period end, gained roughly 0.3% and added value as well. Another notable relative contributor was an overweighting in Steel Dynamics (+77%), one of our largest holdings on November 30. Notable changes in positioning this period include reduced exposure to the real estate sector and a higher allocation to materials stocks.
Notes to shareholders:
On July 27, 2022, Chad Colman assumed portfolio management responsibilities for the fund's industrials sleeve, succeeding John Mirshekari. On December 31, 2022, Robert Stansky retired from Fidelity after a distinguished career managing assets for its fund shareholders over nearly four decades. On January 1, 2023, Chris Lee assumed Stansky's responsibilities for the fund after having served with him as co-manager since August 1, 2022.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Steel Dynamics, Inc.	1.5
CACI International, Inc. Class A	1.2
Penumbra, Inc.	1.2
Willscot Mobile Mini Holdings	1.1
Bancorp, Inc., Delaware	1.1
Churchill Downs, Inc.	1.1
Carlisle Companies, Inc.	1.1
RPM International, Inc.	1.0
Landstar System, Inc.	1.0
Masimo Corp.	1.0
11.3

Market Sectors (% of Fund's net assets)

Industrials	18.6
Financials	14.5
Consumer Discretionary	13.5
Information Technology	12.6
Health Care	9.2
Materials	7.7
Real Estate	7.0
Consumer Staples	4.5
Energy	4.2
Utilities	3.8
Communication Services	1.7

Asset Allocation (% of Fund's net assets)

Foreign investments - 5%

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 97.2%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 0.3%
Frontier Communications Parent, Inc. (a)(b)	60,100	1,549
Iridium Communications, Inc. (a)	99,500	5,283
		6,832
Entertainment - 0.3%
Endeavor Group Holdings, Inc. (a)	81,300	1,788
Liberty Media Corp. Liberty Formula One Series C (a)	30,300	1,846
Warner Music Group Corp. Class A	62,600	2,145
		5,779
Interactive Media & Services - 0.2%
TripAdvisor, Inc. (a)(b)	47,900	977
Ziff Davis, Inc. (a)	33,800	3,118
		4,095
Media - 0.9%
Cable One, Inc.	6,600	4,780
Gray Television, Inc.	73,300	858
Interpublic Group of Companies, Inc.	88,851	3,053
Nexstar Broadcasting Group, Inc. Class A	23,800	4,512
S4 Capital PLC (a)	204,200	471
The New York Times Co. Class A	125,100	4,585
		18,259
TOTAL COMMUNICATION SERVICES		34,965
CONSUMER DISCRETIONARY - 13.5%
Auto Components - 1.3%
Adient PLC (a)	261,000	10,163
Lear Corp.	114,453	16,509
Novem Group SA	184,100	1,447
		28,119
Automobiles - 0.8%
Harley-Davidson, Inc.	342,272	16,131
Distributors - 0.3%
LKQ Corp.	101,198	5,498
Diversified Consumer Services - 0.0%
Cairo Mezz PLC (a)	6,899,871	649
Hotels, Restaurants & Leisure - 4.7%
ARAMARK Holdings Corp.	285,000	11,856
Brinker International, Inc. (a)	127,100	4,251
Caesars Entertainment, Inc. (a)	298,202	15,152
Churchill Downs, Inc.	102,547	22,761
Domino's Pizza, Inc.	33,400	12,984
Planet Fitness, Inc. (a)	72,300	5,665
Vail Resorts, Inc.	30,600	7,881
Wyndham Hotels & Resorts, Inc.	249,633	18,303
		98,853
Household Durables - 1.7%
Leggett & Platt, Inc. (b)	216,940	7,725
Mohawk Industries, Inc. (a)	80,640	8,171
NVR, Inc. (a)	1,578	7,320
Taylor Morrison Home Corp. (a)	384,664	11,690
		34,906
Multiline Retail - 0.7%
Nordstrom, Inc.	236,834	4,966
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	147,900	9,007
		13,973
Specialty Retail - 1.5%
Burlington Stores, Inc. (a)	67,600	13,228
Camping World Holdings, Inc. (b)	87,200	2,401
Five Below, Inc. (a)	98,200	15,796
		31,425
Textiles, Apparel & Luxury Goods - 2.5%
Capri Holdings Ltd. (a)	301,664	17,300
Prada SpA	965,200	5,316
PVH Corp.	157,154	10,558
Tapestry, Inc.	505,949	19,110
		52,284
TOTAL CONSUMER DISCRETIONARY		281,838
CONSUMER STAPLES - 4.5%
Beverages - 0.5%
Boston Beer Co., Inc. Class A (a)	13,400	5,151
Celsius Holdings, Inc. (a)	43,600	4,854
		10,005
Food & Staples Retailing - 2.0%
Albertsons Companies, Inc.	14,600	306
BJ's Wholesale Club Holdings, Inc. (a)	145,000	10,910
Casey's General Stores, Inc.	16,400	3,986
Grocery Outlet Holding Corp. (a)	59,784	1,810
Performance Food Group Co. (a)	226,500	13,812
Sprouts Farmers Market LLC (a)	151,800	5,211
U.S. Foods Holding Corp. (a)	138,200	5,055
		41,090
Food Products - 1.3%
Bunge Ltd.	17,100	1,793
Darling Ingredients, Inc. (a)	162,800	11,694
Freshpet, Inc. (a)(b)	28,900	1,937
Ingredion, Inc.	79,500	7,789
Nomad Foods Ltd. (a)	76,000	1,329
Post Holdings, Inc. (a)	25,826	2,418
Sovos Brands, Inc. (a)	77,700	1,118
		28,078
Household Products - 0.3%
Energizer Holdings, Inc.	119,000	4,057
Reynolds Consumer Products, Inc.	66,400	2,122
		6,179
Personal Products - 0.4%
BellRing Brands, Inc. (a)	80,746	2,011
Olaplex Holdings, Inc. (a)	67,700	404
The Beauty Health Co. (a)(b)	576,187	6,194
		8,609
TOTAL CONSUMER STAPLES		93,961
ENERGY - 4.2%
Energy Equipment & Services - 1.0%
Championx Corp.	393,800	12,145
Liberty Oilfield Services, Inc. Class A	539,260	8,914
		21,059
Oil, Gas & Consumable Fuels - 3.2%
Antero Resources Corp. (a)	179,025	6,543
APA Corp.	216,302	10,134
Denbury, Inc. (a)	83,502	7,495
EQT Corp.	178,492	7,570
HF Sinclair Corp.	291,106	18,148
Northern Oil & Gas, Inc.	240,700	8,759
Targa Resources Corp.	121,300	9,024
		67,673
TOTAL ENERGY		88,732
FINANCIALS - 14.5%
Banks - 5.4%
Associated Banc-Corp.	533,148	13,115
Bancorp, Inc., Delaware (a)	761,000	22,807
BankUnited, Inc.	32,294	1,186
Cadence Bank	341,507	9,849
East West Bancorp, Inc.	204,611	14,366
First Horizon National Corp.	298,697	7,423
First Interstate Bancsystem, Inc.	73,700	3,215
PacWest Bancorp	531,100	13,872
Pathward Financial, Inc.	200,603	8,732
Pinnacle Financial Partners, Inc.	101,219	8,491
Piraeus Financial Holdings SA (a)	1,079,500	1,608
Silvergate Capital Corp. (a)(b)	7,478	205
Wintrust Financial Corp.	89,748	8,206
		113,075
Capital Markets - 0.3%
Lazard Ltd. Class A	90,169	3,301
Patria Investments Ltd.	199,600	2,725
		6,026
Consumer Finance - 1.3%
FirstCash Holdings, Inc.	68,766	6,454
NerdWallet, Inc.	551,822	7,008
OneMain Holdings, Inc.	353,431	13,911
		27,373
Diversified Financial Services - 0.3%
Cannae Holdings, Inc. (a)	279,570	6,478
Sunrisemezz Ltd. (a)	154,214	19
		6,497
Insurance - 5.0%
American Financial Group, Inc.	110,162	15,667
Assurant, Inc.	52,674	6,754
BRP Group, Inc. (a)	389,840	11,711
Fairfax Financial Holdings Ltd. (sub. vtg.)	12,200	7,000
Globe Life, Inc.	163,573	19,622
Primerica, Inc.	72,100	10,745
Reinsurance Group of America, Inc.	99,900	14,426
Talanx AG	75,551	3,359
Unum Group	356,600	15,041
		104,325
Mortgage Real Estate Investment Trusts - 0.7%
Rithm Capital Corp.	1,636,699	14,812
Thrifts & Mortgage Finance - 1.5%
Essent Group Ltd.	313,200	12,556
MGIC Investment Corp.	1,047,811	14,386
UWM Holdings Corp. Class A (b)	1,297,744	5,775
		32,717
TOTAL FINANCIALS		304,825
HEALTH CARE - 9.2%
Biotechnology - 1.4%
Exelixis, Inc. (a)	680,000	11,614
United Therapeutics Corp. (a)	62,000	17,353
		28,967
Health Care Equipment & Supplies - 3.7%
Insulet Corp. (a)	32,800	9,819
Masimo Corp. (a)	150,000	21,741
Nevro Corp. (a)	185,000	8,641
Penumbra, Inc. (a)	115,000	24,094
Tandem Diabetes Care, Inc. (a)	300,000	12,615
		76,910
Health Care Providers & Services - 3.1%
agilon health, Inc. (a)	600,000	10,536
Alignment Healthcare, Inc. (a)	671,100	8,926
Molina Healthcare, Inc. (a)	30,000	10,103
Oak Street Health, Inc. (a)	420,709	9,096
Option Care Health, Inc. (a)	367,000	11,050
Privia Health Group, Inc. (a)	220,000	5,265
Surgery Partners, Inc. (a)	360,000	10,192
		65,168
Life Sciences Tools & Services - 1.0%
Bruker Corp.	220,000	14,830
West Pharmaceutical Services, Inc.	26,000	6,101
		20,931
TOTAL HEALTH CARE		191,976
INDUSTRIALS - 18.6%
Aerospace & Defense - 1.8%
HEICO Corp. Class A	152,613	19,348
Howmet Aerospace, Inc.	223,600	8,423
Spirit AeroSystems Holdings, Inc. Class A	398,700	10,450
		38,221
Air Freight & Logistics - 0.7%
Air Transport Services Group, Inc. (a)	548,800	15,388
Airlines - 0.2%
JetBlue Airways Corp. (a)	510,400	4,063
Building Products - 1.1%
Carlisle Companies, Inc.	84,640	22,270
Commercial Services & Supplies - 0.6%
The Brink's Co.	213,192	12,738
Construction & Engineering - 1.2%
MDU Resources Group, Inc.	32,000	1,008
Willscot Mobile Mini Holdings (a)	497,898	24,004
		25,012
Electrical Equipment - 1.0%
Regal Rexnord Corp.	161,533	21,179
Machinery - 5.8%
AGCO Corp.	132,700	17,612
Allison Transmission Holdings, Inc.	112,663	5,047
Chart Industries, Inc. (a)	62,300	8,908
Crane Holdings Co.	123,700	13,105
Dover Corp.	62,700	8,900
ESAB Corp.	278,300	13,175
Flowserve Corp.	598,894	18,781
IDEX Corp.	89,975	21,368
ITT, Inc.	173,887	14,697
		121,593
Marine - 0.7%
Kirby Corp. (a)	192,994	13,469
Professional Services - 2.1%
CACI International, Inc. Class A (a)	83,600	26,108
KBR, Inc.	360,200	18,612
		44,720
Road & Rail - 1.8%
Landstar System, Inc.	127,011	21,970
RXO, Inc. (a)	267,200	5,077
XPO Logistics, Inc. (a)	267,200	10,319
		37,366
Trading Companies & Distributors - 1.6%
Air Lease Corp. Class A	324,600	12,536
Beacon Roofing Supply, Inc. (a)	49,831	2,910
WESCO International, Inc. (a)	144,913	18,682
		34,128
TOTAL INDUSTRIALS		390,147
INFORMATION TECHNOLOGY - 12.5%
Electronic Equipment & Components - 2.5%
Avnet, Inc.	353,300	15,959
Cognex Corp.	248,371	12,364
Jabil, Inc.	109,000	7,869
Trimble, Inc. (a)	102,200	6,106
TTM Technologies, Inc. (a)	439,600	7,064
Vishay Intertechnology, Inc. (b)	108,400	2,498
		51,860
IT Services - 3.5%
Akamai Technologies, Inc. (a)	104,200	9,884
Cyxtera Technologies, Inc. Class A (a)	1,027,100	2,013
ExlService Holdings, Inc. (a)	13,673	2,560
GoDaddy, Inc. (a)	133,300	10,548
MongoDB, Inc. Class A (a)	59,100	9,024
Nuvei Corp. (a)(c)	128,418	3,958
Paya Holdings, Inc. (a)	234,200	2,180
Repay Holdings Corp. (a)	386,410	3,424
Twilio, Inc. Class A (a)	179,800	8,814
WEX, Inc. (a)	67,700	11,451
Wix.com Ltd. (a)	107,700	9,746
		73,602
Semiconductors & Semiconductor Equipment - 1.2%
Cirrus Logic, Inc. (a)	176,200	13,164
SolarEdge Technologies, Inc. (a)	35,900	10,729
		23,893
Software - 5.1%
Aspen Technology, Inc. (a)	27,048	6,235
Black Knight, Inc. (a)	32,467	2,013
Blackbaud, Inc. (a)	185,500	10,995
Blend Labs, Inc. (a)(b)	252,385	333
Ceridian HCM Holding, Inc. (a)	177,000	12,114
Coupa Software, Inc. (a)	155,100	9,809
Elastic NV (a)	131,600	8,053
Five9, Inc. (a)	114,900	7,366
Guidewire Software, Inc. (a)	75,800	4,496
HubSpot, Inc. (a)	29,800	9,030
Liveramp Holdings, Inc. (a)	23,400	514
NortonLifeLock, Inc.	404,300	9,283
PTC, Inc. (a)	91,000	11,576
Tenable Holdings, Inc. (a)	300,900	11,488
Workiva, Inc. (a)	43,832	3,531
		106,836
Technology Hardware, Storage & Peripherals - 0.2%
Western Digital Corp. (a)	130,500	4,796
TOTAL INFORMATION TECHNOLOGY		260,987
MATERIALS - 7.7%
Chemicals - 2.9%
Ashland, Inc. (b)	130,900	14,644
RPM International, Inc.	212,100	21,978
The Chemours Co. LLC	376,100	11,678
Valvoline, Inc.	352,204	11,616
		59,916
Construction Materials - 0.9%
Eagle Materials, Inc.	146,800	20,015
Metals & Mining - 3.1%
Alcoa Corp.	305,800	15,330
Cleveland-Cliffs, Inc. (a)	719,900	11,144
Steel Dynamics, Inc.	308,200	32,029
Yamana Gold, Inc.	1,208,200	6,597
		65,100
Paper & Forest Products - 0.8%
Louisiana-Pacific Corp. (b)	248,200	15,835
TOTAL MATERIALS		160,866
REAL ESTATE - 7.0%
Equity Real Estate Investment Trusts (REITs) - 6.5%
American Homes 4 Rent Class A	117,100	3,872
CubeSmart	349,172	14,452
Douglas Emmett, Inc.	269,200	4,663
EastGroup Properties, Inc.	108,800	16,890
Equity Lifestyle Properties, Inc.	87,100	5,785
Essex Property Trust, Inc.	35,000	7,713
Healthcare Trust of America, Inc.	507,000	10,409
Lamar Advertising Co. Class A	95,400	9,553
Phillips Edison & Co., Inc.	36,800	1,186
Postal Realty Trust, Inc.	704,900	10,919
Ryman Hospitality Properties, Inc.	68,800	6,297
SITE Centers Corp.	801,700	10,895
Spirit Realty Capital, Inc.	239,200	9,908
Terreno Realty Corp.	119,100	6,984
Ventas, Inc.	333,800	15,532
		135,058
Real Estate Management & Development - 0.5%
Cushman & Wakefield PLC (a)	822,411	9,392
Doma Holdings, Inc. Class A (a)(b)	1,424,267	563
WeWork, Inc. (a)	440,400	1,216
		11,171
TOTAL REAL ESTATE		146,229
UTILITIES - 3.8%
Electric Utilities - 1.7%
Allete, Inc.	73,100	4,839
IDACORP, Inc.	86,700	9,583
OGE Energy Corp.	318,600	12,891
PNM Resources, Inc.	144,100	7,061
		34,374
Gas Utilities - 0.7%
National Fuel Gas Co.	105,100	6,961
ONE Gas, Inc.	52,818	4,593
UGI Corp.	88,600	3,424
		14,978
Independent Power and Renewable Electricity Producers - 0.1%
Ormat Technologies, Inc. (b)	21,300	1,926
Multi-Utilities - 0.6%
NiSource, Inc.	176,200	4,923
NorthWestern Energy Corp.	141,400	8,259
		13,182
Water Utilities - 0.7%
Essential Utilities, Inc.	299,015	14,424
TOTAL UTILITIES		78,884
TOTAL COMMON STOCKS (Cost $1,840,291)		2,033,410

Convertible Bonds - 0.1%
	Principal Amount (d) (000s)	Value ($) (000s)
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Affirm Holdings, Inc. 0% 11/15/26 (Cost $1,662)	2,649	1,546

U.S. Treasury Obligations - 0.1%
	Principal Amount (d) (000s)	Value ($) (000s)
U.S. Treasury Bills, yield at date of purchase 3.21% to 3.34% 12/29/22 to 1/5/23 (e) (Cost $1,745)	1,750	1,744

Money Market Funds - 4.1%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 3.86% (f)	56,949,872	56,961
Fidelity Securities Lending Cash Central Fund 3.86% (f)(g)	29,700,266	29,703
TOTAL MONEY MARKET FUNDS (Cost $86,661)		86,664

TOTAL INVESTMENT IN SECURITIES - 101.5% (Cost $1,930,359)	2,123,364
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(30,913)
NET ASSETS - 100.0%	2,092,451

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($) (000s)	Value ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Purchased

Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	58	Dec 2022	14,963	1,258	1,258

The notional amount of futures purchased as a percentage of Net Assets is 0.7%

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,958,000 or 0.2% of net assets.

(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $977,000.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	51,479	849,202	843,719	692	-	(1)	56,961	0.1%
Fidelity Securities Lending Cash Central Fund 3.86%	60,537	703,824	734,658	361	-	-	29,703	0.1%
Total	112,016	1,553,026	1,578,377	1,053	-	(1)	86,664

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	34,965	34,494	471	-
Consumer Discretionary	281,838	274,426	7,412	-
Consumer Staples	93,961	93,961	-	-
Energy	88,732	88,732	-	-
Financials	304,825	299,839	4,986	-
Health Care	191,976	191,976	-	-
Industrials	390,147	390,147	-	-
Information Technology	260,987	260,987	-	-
Materials	160,866	160,866	-	-
Real Estate	146,229	146,229	-	-
Utilities	78,884	78,884	-	-

Corporate Bonds	1,546	-	1,546	-

U.S. Government and Government Agency Obligations	1,744	-	1,744	-

Money Market Funds	86,664	86,664	-	-
Total Investments in Securities:	2,123,364	2,107,205	16,159	-
Derivative Instruments:

Assets
Futures Contracts	1,258	1,258	-	-
Total Assets	1,258	1,258	-	-
Total Derivative Instruments:	1,258	1,258	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,258	0
Total Equity Risk	1,258	0
Total Value of Derivatives	1,258	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $29,602) - See accompanying schedule:
Unaffiliated issuers (cost $1,843,698)	$2,036,700
Fidelity Central Funds (cost $86,661)	86,664

Total Investment in Securities (cost $1,930,359)		$2,123,364
Cash		95
Receivable for investments sold		12,721
Receivable for fund shares sold		742
Dividends receivable		1,695
Distributions receivable from Fidelity Central Funds		212
Receivable for daily variation margin on futures contracts		344
Prepaid expenses		3
Total assets		2,139,176
Liabilities
Payable for investments purchased	$14,050
Payable for fund shares redeemed	1,601
Accrued management fee	706
Distribution and service plan fees payable	335
Other affiliated payables	311
Other payables and accrued expenses	17
Collateral on securities loaned	29,705
Total Liabilities		46,725
Net Assets		$2,092,451
Net Assets consist of:
Paid in capital		$1,731,089
Total accumulated earnings (loss)		361,362
Net Assets		$2,092,451

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($654,237 ÷ 17,132 shares) (a)		$38.19
Maximum offering price per share (100/94.25 of $38.19)		$40.52
Class M :
Net Asset Value and redemption price per share ($464,165 ÷ 12,056 shares) (a)		$38.50
Maximum offering price per share (100/96.50 of $38.50)		$39.90
Class C :
Net Asset Value and offering price per share ($22,019 ÷ 661 shares) (a)(b)		$33.33
Fidelity Stock Selector Mid Cap Fund :
Net Asset Value , offering price and redemption price per share ($349,497 ÷ 8,574 shares)		$40.76
Class I :
Net Asset Value , offering price and redemption price per share ($385,919 ÷ 9,440 shares)		$40.88
Class Z :
Net Asset Value , offering price and redemption price per share ($216,614 ÷ 5,302 shares)		$40.86
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Amounts in thousands		Year ended November 30, 2022
Investment Income
Dividends		$28,955
Interest		97
Income from Fidelity Central Funds (including $361 from security lending)		1,053
Total Income		30,105
Expenses
Management fee
Basic fee	$10,644
Performance adjustment	(274)
Transfer agent fees	3,345
Distribution and service plan fees	4,363
Accounting fees	580
Custodian fees and expenses	39
Independent trustees' fees and expenses	7
Registration fees	128
Audit	57
Legal	6
Miscellaneous	10
Total expenses before reductions	18,905
Expense reductions	(68)
Total expenses after reductions		18,837
Net Investment income (loss)		11,268
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	174,752
Foreign currency transactions	60
Futures contracts	182
Total net realized gain (loss)		174,994
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(277,311)
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(15)
Futures contracts	1,491
Total change in net unrealized appreciation (depreciation)		(275,836)
Net gain (loss)		(100,842)
Net increase (decrease) in net assets resulting from operations		$(89,574)
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,268	$10,499
Net realized gain (loss)	174,994	283,803
Change in net unrealized appreciation (depreciation)	(275,836)	138,328
Net increase (decrease) in net assets resulting from operations	(89,574)	432,630
Distributions to shareholders	(266,942)	(44,080)
Share transactions - net increase (decrease)	259,019	(136,229)
Total increase (decrease) in net assets	(97,497)	252,321

Net Assets
Beginning of period	2,189,948	1,937,627
End of period	$2,092,451	$2,189,948

Financial Highlights
Fidelity Advisor® Stock Selector Mid Cap Fund Class A

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$45.46	$37.74	$36.07	$39.28	$39.74
Income from Investment Operations
Net investment income (loss) A,B	.20	.20	.30 C	.25	.26
Net realized and unrealized gain (loss)	(1.76)	8.40	2.85	2.80 D	1.04
Total from investment operations	(1.56)	8.60	3.15	3.05	1.30
Distributions from net investment income	(.21)	(.35)	(.21)	(.25)	(.11)
Distributions from net realized gain	(5.50)	(.54)	(1.27)	(6.01)	(1.65)
Total distributions	(5.71)	(.88) E	(1.48)	(6.26)	(1.76)
Net asset value, end of period	$38.19	$45.46	$37.74	$36.07	$39.28
Total Return F,G	(4.66)%	23.19%	8.99%	12.13% D	3.36%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.97%	1.05%	1.14%	1.14%	.93%
Expenses net of fee waivers, if any	.97%	1.05%	1.14%	1.14%	.92%
Expenses net of all reductions	.97%	1.05%	1.13%	1.14%	.91%
Net investment income (loss)	.52%	.45%	.94% C	.75%	.64%
Supplemental Data
Net assets, end of period (in millions)	$654	$736	$626	$623	$532
Portfolio turnover rate J	64%	43%	86%	57%	81%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .66%.

D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 11.95%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Stock Selector Mid Cap Fund Class M

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$45.77	$37.99	$36.30	$39.43	$39.89
Income from Investment Operations
Net investment income (loss) A,B	.11	.09	.22 C	.17	.16
Net realized and unrealized gain (loss)	(1.80)	8.48	2.86	2.85 D	1.04
Total from investment operations	(1.69)	8.57	3.08	3.02	1.20
Distributions from net investment income	(.09)	(.25)	(.12)	(.14)	(.01)
Distributions from net realized gain	(5.50)	(.54)	(1.27)	(6.01)	(1.65)
Total distributions	(5.58) E	(.79)	(1.39)	(6.15)	(1.66)
Net asset value, end of period	$38.50	$45.77	$37.99	$36.30	$39.43
Total Return F,G	(4.90)%	22.91%	8.71%	11.88% D	3.10%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.22%	1.29%	1.38%	1.38%	1.17%
Expenses net of fee waivers, if any	1.21%	1.29%	1.38%	1.38%	1.17%
Expenses net of all reductions	1.21%	1.29%	1.37%	1.38%	1.15%
Net investment income (loss)	.27%	.20%	.70% C	.51%	.39%
Supplemental Data
Net assets, end of period (in millions)	$464	$552	$496	$544	$536
Portfolio turnover rate J	64%	43%	86%	57%	81%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .42%.

D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 11.70%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Stock Selector Mid Cap Fund Class C

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$40.31	$33.58	$32.15	$35.67	$36.25
Income from Investment Operations
Net investment income (loss) A,B	(.09)	(.14)	.04 C	(.01)	(.05)
Net realized and unrealized gain (loss)	(1.53)	7.51	2.50	2.46 D	.96
Total from investment operations	(1.62)	7.37	2.54	2.45	.91
Distributions from net investment income	-	(.10)	-	-	-
Distributions from net realized gain	(5.36)	(.54)	(1.11)	(5.97)	(1.49)
Total distributions	(5.36)	(.64)	(1.11)	(5.97)	(1.49)
Net asset value, end of period	$33.33	$40.31	$33.58	$32.15	$35.67
Total Return E,F	(5.41)%	22.25%	8.10%	11.27% D	2.59%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.77%	1.84%	1.93%	1.93%	1.69%
Expenses net of fee waivers, if any	1.76%	1.84%	1.93%	1.93%	1.69%
Expenses net of all reductions	1.76%	1.84%	1.92%	1.93%	1.67%
Net investment income (loss)	(.28)%	(.35)%	.15% C	(.04)%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$22	$27	$30	$35	$114
Portfolio turnover rate I	64%	43%	86%	57%	81%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.14)%.

D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 11.09%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Stock Selector Mid Cap Fund

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$48.16	$39.90	$38.00	$41.00	$41.43
Income from Investment Operations
Net investment income (loss) A,B	.32	.34	.40 C	.34	.33
Net realized and unrealized gain (loss)	(1.90)	8.88	3.01	2.99 D	1.09
Total from investment operations	(1.58)	9.22	3.41	3.33	1.42
Distributions from net investment income	(.33)	(.42)	(.24)	(.32)	(.20)
Distributions from net realized gain	(5.50)	(.54)	(1.27)	(6.01)	(1.65)
Total distributions	(5.82) E	(.96)	(1.51)	(6.33)	(1.85)
Net asset value, end of period	$40.76	$48.16	$39.90	$38.00	$41.00
Total Return F	(4.43)%	23.52%	9.24%	12.38% D	3.53%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.72%	.79%	.89%	.94%	.77%
Expenses net of fee waivers, if any	.72%	.79%	.89%	.94%	.76%
Expenses net of all reductions	.72%	.79%	.88%	.94%	.75%
Net investment income (loss)	.77%	.71%	1.19% C	.95%	.80%
Supplemental Data
Net assets, end of period (in millions)	$349	$395	$342	$362	$502
Portfolio turnover rate I	64%	43%	86%	57%	81%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .90%.

D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 12.20%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Stock Selector Mid Cap Fund Class I

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$48.29	$40.01	$38.15	$41.11	$41.51
Income from Investment Operations
Net investment income (loss) A,B	.31	.33	.40 C	.35	.36
Net realized and unrealized gain (loss)	(1.90)	8.91	3.02	3.01 D	1.10
Total from investment operations	(1.59)	9.24	3.42	3.36	1.46
Distributions from net investment income	(.32)	(.42)	(.29)	(.31)	(.21)
Distributions from net realized gain	(5.50)	(.54)	(1.27)	(6.01)	(1.65)
Total distributions	(5.82)	(.96)	(1.56)	(6.32)	(1.86)
Net asset value, end of period	$40.88	$48.29	$40.01	$38.15	$41.11
Total Return E	(4.45)%	23.50%	9.23%	12.41% D	3.62%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.74%	.82%	.90%	.91%	.69%
Expenses net of fee waivers, if any	.74%	.81%	.90%	.91%	.69%
Expenses net of all reductions	.74%	.81%	.89%	.91%	.67%
Net investment income (loss)	.75%	.68%	1.18% C	.98%	.87%
Supplemental Data
Net assets, end of period (in millions)	$386	$413	$293	$312	$279
Portfolio turnover rate H	64%	43%	86%	57%	81%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .90%.

D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 12.23%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Stock Selector Mid Cap Fund Class Z

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$48.26	$39.97	$38.12	$41.15	$41.57
Income from Investment Operations
Net investment income (loss) A,B	.36	.38	.44 C	.41	.43
Net realized and unrealized gain (loss)	(1.88)	8.92	3.03	2.99 D	1.08
Total from investment operations	(1.52)	9.30	3.47	3.40	1.51
Distributions from net investment income	(.38)	(.47)	(.35)	(.42)	(.28)
Distributions from net realized gain	(5.50)	(.54)	(1.27)	(6.01)	(1.65)
Total distributions	(5.88)	(1.01)	(1.62)	(6.43)	(1.93)
Net asset value, end of period	$40.86	$48.26	$39.97	$38.12	$41.15
Total Return E	(4.30)%	23.69%	9.39%	12.59% D	3.75%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.59%	.67%	.75%	.75%	.53%
Expenses net of fee waivers, if any	.59%	.67%	.75%	.75%	.53%
Expenses net of all reductions	.59%	.67%	.73%	.75%	.52%
Net investment income (loss)	.90%	.82%	1.33% C	1.14%	1.03%
Supplemental Data
Net assets, end of period (in millions)	$217	$67	$150	$245	$18
Portfolio turnover rate H	64%	43%	86%	57%	81%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.05%.

D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 12.41%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Stock Selector Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Stock Selector Mid Cap Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$351,169
Gross unrealized depreciation	(163,704)
Net unrealized appreciation (depreciation)	$187,465
Tax Cost	$1,935,899

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,942
Undistributed long-term capital gain	$165,970
Net unrealized appreciation (depreciation) on securities and other investments	$187,450

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$101,427	$18,934
Long-term Capital Gains	165,515	25,146
Total	$266,942	$44,080

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Stock Selector Mid Cap Fund	1,305,344	1,268,854

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I as compared to its benchmark index, the S&P MidCap 400 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .51% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$1,677	$26
Class M	.25%	.25%	2,448	4
Class C	.75%	.25%	238	27
			$4,363	$57
Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$48
Class M	9
Class C A	- B
$57

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.
B   Amount represents less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,145.17
Class M	804.16
Class C	51.22
Fidelity Stock Selector Mid Cap Fund	597.17
Class I	704.19
Class Z	44.04
	$3,345
Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Stock Selector Mid Cap Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Stock Selector Mid Cap Fund	$34

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Stock Selector Mid Cap Fund	98,899	82,768	23,546

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity Advisor Stock Selector Mid Cap Fund	$4
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Stock Selector Mid Cap Fund	$38	$91	$339

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $67.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Stock Selector Mid Cap Fund
Distributions to shareholders
Class A	$91,386	$14,523
Class M	66,607	10,221
Class C	3,596	574
Fidelity Stock Selector Mid Cap Fund	47,323	7,971
Class I	49,700	6,942
Class Z	8,330	3,849
Total	$266,942	$44,080

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2022	Year ended November 30, 2021	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Stock Selector Mid Cap Fund
Class A
Shares sold	1,111	1,510	$42,903	$68,096
Reinvestment of distributions	2,014	347	85,227	13,497
Shares redeemed	(2,177)	(2,269)	(85,105)	(100,086)
Net increase (decrease)	948	(412)	$43,025	$(18,493)
Class M
Shares sold	651	1,065	$25,411	$47,155
Reinvestment of distributions	1,517	253	64,852	9,912
Shares redeemed	(2,178)	(2,314)	(84,679)	(103,273)
Net increase (decrease)	(10)	(996)	$5,584	$(46,206)
Class C
Shares sold	65	205	$2,165	$8,344
Reinvestment of distributions	96	17	3,589	574
Shares redeemed	(178)	(446)	(6,017)	(17,717)
Net increase (decrease)	(17)	(224)	$(263)	$(8,799)
Fidelity Stock Selector Mid Cap Fund
Shares sold	668	1,545	$27,209	$73,171
Reinvestment of distributions	1,010	188	45,509	7,734
Shares redeemed	(1,295)	(2,112)	(53,611)	(96,277)
Net increase (decrease)	383	(379)	$19,107	$(15,372)
Class I
Shares sold	1,936	2,690	$77,354	$128,891
Reinvestment of distributions	1,062	159	48,006	6,540
Shares redeemed	(2,110)	(1,625)	(87,273)	(76,943)
Net increase (decrease)	888	1,224	$38,087	$58,488
Class Z
Shares sold	4,138	715	$161,875	$33,175
Reinvestment of distributions	168	91	7,560	3,740
Shares redeemed	(396)	(3,160)	(15,956)	(142,762)
Net increase (decrease)	3,910	(2,354)	$153,479	$(105,847)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Stock Selector Mid Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Stock Selector Mid Cap Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 12, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022
Fidelity Advisor® Stock Selector Mid Cap Fund
Class A	.93%
Actual		$ 1,000	$ 984.30	$ 4.63
Hypothetical- B		$ 1,000	$ 1,020.41	$ 4.71
Class M	1.17%
Actual		$ 1,000	$ 982.90	$ 5.82
Hypothetical- B		$ 1,000	$ 1,019.20	$ 5.92
Class C	1.72%
Actual		$ 1,000	$ 980.60	$ 8.54
Hypothetical- B		$ 1,000	$ 1,016.44	$ 8.69
Fidelity Advisor® Stock Selector Mid Cap Fund	.69%
Actual		$ 1,000	$ 985.50	$ 3.43
Hypothetical- B		$ 1,000	$ 1,021.61	$ 3.50
Class I	.70%
Actual		$ 1,000	$ 985.30	$ 3.48
Hypothetical- B		$ 1,000	$ 1,021.56	$ 3.55
Class Z	.58%
Actual		$ 1,000	$ 986.20	$ 2.89
Hypothetical- B		$ 1,000	$ 1,022.16	$ 2.94

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2022, $180,410,938, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.99% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 24%; Class M designates 25%; Class C designates 28%; Fidelity Stock Selector Mid Cap Fund designates 22%; Class I designates 22%; and Class Z designates 22%; of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 27%; Class M designates 29%; Class C designates 33%; Fidelity Stock Selector Mid Cap Fund designates 26%; Class I designates 26%; and Class Z designates 25%; of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 4%; Class M designates 4%; Class C designates 4%; Fidelity Stock Selector Mid Cap Fund designates 3%; Class I designates 3%; and Class Z designates 3%; of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.539186.125
MC-ANN-0123
Fidelity Advisor® Equity Income Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	3.05%	6.57%	9.07%
Class M (incl.3.50% sales charge)	5.26%	6.82%	9.07%
Class C (incl. contingent deferred sales charge)	7.48%	6.99%	9.04%
Class I	9.62%	8.11%	10.00%
Class Z	9.77%	8.26%	10.14%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Income Fund - Class A, on November 30, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

30,000
27,500
25,000
20,000
17,500
15,000
12,500
10,000
$9,400
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values

$23,820 Fidelity Advisor® Equity Income Fund - Class A

$28,080 Russell 3000® Value Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Portfolio Manager John Sheehy:
For the fiscal year ending November 30, 2022, the fund's share classes (excluding sales charges, if applicable) gained roughly 8% to 10%, notably outperforming the 1.95% advance of the benchmark Russell 3000® Value Index. Versus the benchmark, security selection was the primary contributor, led by the health care sector. Picks among information technology and communication services stocks also lifted the portfolio's relative result. The biggest individual relative contributor was an overweight stake in Bristol-Myers Squibb (+54%), which was among the fund's largest holdings on November 30. Adding further value was the portfolio's outsized exposure to Cigna, which rose about 75%. Avoiding Meta Platforms, a benchmark component that returned about -31%, also aided relative performance the past 12 months. Conversely, the primary detractors from performance versus the benchmark were an underweighting and investment choices in the market-leading energy sector. An overweighting among information technology stocks also hindered relative performance, as did security selection in consumer discretionary, especially retailing companies. Not owning Chevron, a benchmark component that gained roughly 68%, was the biggest individual relative detractor. An out-of-benchmark position in Open Text (-37%) hurt as well. Further weighing on performance was an overweighting in Fidelity National Information Services (-29%). Notable changes in positioning this period include increased exposure to the energy sector and a lower allocation to industrials stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Wells Fargo & Co.	3.0
Johnson & Johnson	2.9
Unilever PLC sponsored ADR	2.8
Exxon Mobil Corp.	2.6
Verizon Communications, Inc.	2.6
Sanofi SA sponsored ADR	2.4
Comcast Corp. Class A	2.4
Cisco Systems, Inc.	2.2
Bristol-Myers Squibb Co.	2.1
Merck & Co., Inc.	2.1
25.1

Market Sectors (% of Fund's net assets)

Financials	18.4
Health Care	15.1
Information Technology	12.9
Consumer Staples	10.5
Industrials	9.6
Communication Services	7.3
Energy	6.5
Utilities	6.0
Consumer Discretionary	4.4
Materials	3.0
Real Estate	2.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 18.6%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 95.8%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 3.4%
Deutsche Telekom AG	779,600	15,859
Verizon Communications, Inc.	1,229,990	47,945
		63,804
Entertainment - 0.8%
Activision Blizzard, Inc.	193,100	14,280
Media - 3.1%
Comcast Corp. Class A	1,213,100	44,448
Omnicom Group, Inc.	175,000	13,958
		58,406
TOTAL COMMUNICATION SERVICES		136,490
CONSUMER DISCRETIONARY - 4.4%
Auto Components - 0.4%
Lear Corp.	49,300	7,111
Household Durables - 0.7%
Leggett & Platt, Inc. (a)	128,800	4,587
Whirlpool Corp. (a)	57,500	8,425
		13,012
Internet & Direct Marketing Retail - 1.1%
eBay, Inc.	451,100	20,498
Specialty Retail - 1.7%
Best Buy Co., Inc.	64,600	5,510
Lowe's Companies, Inc.	55,700	11,839
Williams-Sonoma, Inc. (a)	116,400	13,607
		30,956
Textiles, Apparel & Luxury Goods - 0.5%
Columbia Sportswear Co.	41,000	3,673
Tapestry, Inc.	174,900	6,606
		10,279
TOTAL CONSUMER DISCRETIONARY		81,856
CONSUMER STAPLES - 10.5%
Beverages - 4.0%
Anheuser-Busch InBev SA NV ADR (a)	361,500	21,289
Coca-Cola European Partners PLC	278,800	14,801
Keurig Dr. Pepper, Inc.	206,200	7,974
The Coca-Cola Co.	484,300	30,806
		74,870
Food & Staples Retailing - 0.3%
Albertsons Companies, Inc.	220,800	4,626
Household Products - 2.2%
Energizer Holdings, Inc.	149,400	5,093
Procter & Gamble Co.	87,300	13,022
Reckitt Benckiser Group PLC	92,300	6,624
Reynolds Consumer Products, Inc. (a)	523,000	16,715
		41,454
Personal Products - 2.8%
Unilever PLC sponsored ADR	1,013,600	51,065
Tobacco - 1.2%
Philip Morris International, Inc.	229,100	22,834
TOTAL CONSUMER STAPLES		194,849
ENERGY - 6.5%
Oil, Gas & Consumable Fuels - 6.5%
Enterprise Products Partners LP	1,117,900	27,735
Exxon Mobil Corp.	441,900	49,201
Parkland Corp.	481,300	10,255
Shell PLC ADR	395,500	23,125
TotalEnergies SE (a)	170,600	10,663
		120,979
FINANCIALS - 18.4%
Banks - 11.4%
Citigroup, Inc.	362,300	17,539
Huntington Bancshares, Inc.	1,333,600	20,644
JPMorgan Chase & Co.	203,900	28,175
M&T Bank Corp.	170,800	29,039
PNC Financial Services Group, Inc.	176,700	29,732
U.S. Bancorp	685,500	31,115
Wells Fargo & Co.	1,152,250	55,250
		211,494
Capital Markets - 2.8%
Bank of New York Mellon Corp.	219,400	10,070
BlackRock, Inc. Class A	12,800	9,165
CME Group, Inc.	52,300	9,231
LPL Financial	32,700	7,740
State Street Corp.	197,999	15,775
		51,981
Insurance - 4.2%
Assurant, Inc.	51,900	6,655
AXA SA	686,000	19,392
Chubb Ltd.	81,684	17,937
Fairfax Financial Holdings Ltd. (sub. vtg.)	16,400	9,410
First American Financial Corp.	145,200	7,935
The Travelers Companies, Inc.	86,000	16,324
		77,653
TOTAL FINANCIALS		341,128
HEALTH CARE - 15.1%
Health Care Equipment & Supplies - 0.6%
Smith & Nephew PLC sponsored ADR	376,800	9,993
Health Care Providers & Services - 3.8%
AmerisourceBergen Corp.	150,500	25,689
Cigna Corp.	63,400	20,852
Elevance Health, Inc.	21,100	11,245
UnitedHealth Group, Inc.	23,500	12,872
		70,658
Pharmaceuticals - 10.7%
Bristol-Myers Squibb Co.	488,300	39,201
Johnson & Johnson	305,718	54,418
Merck & Co., Inc.	350,300	38,575
Organon & Co.	305,730	7,955
Royalty Pharma PLC	327,700	14,409
Sanofi SA sponsored ADR	983,639	44,608
		199,166
TOTAL HEALTH CARE		279,817
INDUSTRIALS - 9.6%
Aerospace & Defense - 1.0%
General Dynamics Corp.	72,500	18,298
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	72,700	7,286
United Parcel Service, Inc. Class B	39,400	7,475
		14,761
Building Products - 1.1%
Owens Corning	229,200	20,362
Electrical Equipment - 1.3%
Regal Rexnord Corp.	187,900	24,636
Industrial Conglomerates - 1.2%
General Electric Co.	63,094	5,424
Hitachi Ltd.	321,800	17,210
		22,634
Machinery - 2.3%
Allison Transmission Holdings, Inc.	451,600	20,232
Parker Hannifin Corp.	72,800	21,763
		41,995
Professional Services - 1.5%
Manpower, Inc.	102,200	8,945
Robert Half International, Inc.	83,200	6,554
Science Applications International Corp.	121,300	13,356
		28,855
Trading Companies & Distributors - 0.4%
Brenntag SE	105,200	6,689
TOTAL INDUSTRIALS		178,230
INFORMATION TECHNOLOGY - 12.9%
Communications Equipment - 2.2%
Cisco Systems, Inc.	800,453	39,799
IT Services - 6.6%
Amadeus IT Holding SA Class A (b)	72,600	3,925
Amdocs Ltd.	349,622	31,067
Capgemini SA	63,200	11,426
Cognizant Technology Solutions Corp. Class A	121,000	7,527
Fidelity National Information Services, Inc.	274,900	19,952
Genpact Ltd.	180,700	8,332
Global Payments, Inc.	164,300	17,051
SS&C Technologies Holdings, Inc.	168,000	9,032
Visa, Inc. Class A	64,700	14,040
		122,352
Semiconductors & Semiconductor Equipment - 2.7%
Microchip Technology, Inc.	443,300	35,105
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	188,500	15,642
		50,747
Software - 1.4%
Microsoft Corp.	67,400	17,196
Open Text Corp.	300,100	8,812
		26,008
TOTAL INFORMATION TECHNOLOGY		238,906
MATERIALS - 3.0%
Chemicals - 2.6%
Akzo Nobel NV	63,900	4,598
Celanese Corp. Class A	126,200	13,541
CF Industries Holdings, Inc.	115,300	12,474
DuPont de Nemours, Inc.	189,766	13,380
Olin Corp.	92,000	5,242
		49,235
Containers & Packaging - 0.4%
Berry Global Group, Inc.	116,600	6,833
TOTAL MATERIALS		56,068
REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
Alexandria Real Estate Equities, Inc.	73,200	11,391
American Tower Corp.	43,800	9,691
Corporate Office Properties Trust (SBI)	424,000	11,774
Gaming & Leisure Properties	102,500	5,393
		38,249
UTILITIES - 6.0%
Electric Utilities - 3.9%
Constellation Energy Corp.	23,799	2,288
Duke Energy Corp.	237,200	23,703
Edison International	373,964	24,928
Exelon Corp.	173,600	7,182
FirstEnergy Corp.	337,800	13,931
		72,032
Independent Power and Renewable Electricity Producers - 1.0%
The AES Corp.	199,000	5,755
Vistra Corp.	563,200	13,703
		19,458
Multi-Utilities - 1.1%
Dominion Energy, Inc.	151,600	9,264
Sempra Energy	70,100	11,650
		20,914
TOTAL UTILITIES		112,404
TOTAL COMMON STOCKS (Cost $1,555,879)		1,778,976

Money Market Funds - 5.5%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 3.86% (c)	71,452,279	71,467
Fidelity Securities Lending Cash Central Fund 3.86% (c)(d)	30,793,322	30,796
TOTAL MONEY MARKET FUNDS (Cost $102,263)		102,263

TOTAL INVESTMENT IN SECURITIES - 101.3% (Cost $1,658,142)	1,881,239
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(24,022)
NET ASSETS - 100.0%	1,857,217

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	35,910	365,123	329,566	779	-	-	71,467	0.1%
Fidelity Securities Lending Cash Central Fund 3.86%	11,224	295,984	276,412	99	-	-	30,796	0.1%
Total	47,134	661,107	605,978	878	-	-	102,263

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	136,490	120,631	15,859	-
Consumer Discretionary	81,856	81,856	-	-
Consumer Staples	194,849	188,225	6,624	-
Energy	120,979	110,316	10,663	-
Financials	341,128	321,736	19,392	-
Health Care	279,817	279,817	-	-
Industrials	178,230	154,331	23,899	-
Information Technology	238,906	223,555	15,351	-
Materials	56,068	51,470	4,598	-
Real Estate	38,249	38,249	-	-
Utilities	112,404	112,404	-	-

Money Market Funds	102,263	102,263	-	-
Total Investments in Securities:	1,881,239	1,784,853	96,386	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $30,416) - See accompanying schedule:
Unaffiliated issuers (cost $1,555,879)	$1,778,976
Fidelity Central Funds (cost $102,263)	102,263

Total Investment in Securities (cost $1,658,142)		$1,881,239
Restricted cash		304
Receivable for investments sold
Regular delivery		15,490
Delayed delivery		1,690
Receivable for fund shares sold		1,504
Dividends receivable		4,759
Distributions receivable from Fidelity Central Funds		214
Prepaid expenses		2
Other receivables		28
Total assets		1,905,230
Liabilities
Payable for investments purchased	$14,251
Payable for fund shares redeemed	1,590
Accrued management fee	635
Distribution and service plan fees payable	432
Other affiliated payables	276
Other payables and accrued expenses	33
Collateral on securities loaned	30,796
Total Liabilities		48,013
Net Assets		$1,857,217
Net Assets consist of:
Paid in capital		$1,557,795
Total accumulated earnings (loss)		299,422
Net Assets		$1,857,217

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($741,312 ÷ 23,329 shares) (a)		$31.78
Maximum offering price per share (100/94.25 of $31.78)		$33.72
Class M :
Net Asset Value and redemption price per share ($571,256 ÷ 17,393 shares) (a)		$32.84
Maximum offering price per share (100/96.50 of $32.84)		$34.03
Class C :
Net Asset Value and offering price per share ($68,428 ÷ 2,123 shares) (a)		$32.23
Class I :
Net Asset Value , offering price and redemption price per share ($359,047 ÷ 10,590 shares) (b)		$33.91
Class Z :
Net Asset Value , offering price and redemption price per share ($117,174 ÷ 3,461 shares)		$33.86
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Amounts in thousands		Year ended November 30, 2022
Investment Income
Dividends		$48,521
Income from Fidelity Central Funds (including $99 from security lending)		878
Total Income		49,399
Expenses
Management fee	$7,342
Transfer agent fees	2,865
Distribution and service plan fees	5,222
Accounting fees	500
Custodian fees and expenses	30
Independent trustees' fees and expenses	6
Registration fees	109
Audit	59
Legal	5
Miscellaneous	8
Total expenses before reductions	16,146
Expense reductions	(56)
Total expenses after reductions		16,090
Net Investment income (loss)		33,309
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	72,439
Foreign currency transactions	(26)
Total net realized gain (loss)		72,413
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	41,468
Assets and liabilities in foreign currencies	(22)
Total change in net unrealized appreciation (depreciation)		41,446
Net gain (loss)		113,859
Net increase (decrease) in net assets resulting from operations		$147,168
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$33,309	$27,247
Net realized gain (loss)	72,413	150,302
Change in net unrealized appreciation (depreciation)	41,446	75,048
Net increase (decrease) in net assets resulting from operations	147,168	252,597
Distributions to shareholders	(167,060)	(30,150)
Share transactions - net increase (decrease)	316,498	(54,783)
Total increase (decrease) in net assets	296,606	167,664

Net Assets
Beginning of period	1,560,611	1,392,947
End of period	$1,857,217	$1,560,611

Financial Highlights
Fidelity Advisor® Equity Income Fund Class A

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$32.34	$27.88	$30.22	$31.53	$34.96
Income from Investment Operations
Net investment income (loss) A,B	.61	.58	.65	.67	.68
Net realized and unrealized gain (loss)	2.32	4.53	(.67)	2.08	(.37) C
Total from investment operations	2.93	5.11	(.02)	2.75	.31
Distributions from net investment income	(.58)	(.65)	(.66)	(.65)	(.78)
Distributions from net realized gain	(2.91)	- D	(1.67)	(3.41)	(2.95)
Total distributions	(3.49)	(.65)	(2.32) E	(4.06)	(3.74) E
Net asset value, end of period	$31.78	$32.34	$27.88	$30.22	$31.53
Total Return F,G	9.34%	18.46%	.02%	11.73%	.77% C
Ratios to Average Net Assets B,H,I
Expenses before reductions	.89%	.90%	.92%	.93%	.93%
Expenses net of fee waivers, if any	.89%	.89%	.92%	.92%	.93%
Expenses net of all reductions	.89%	.89%	.92%	.92%	.91%
Net investment income (loss)	1.98%	1.80%	2.51%	2.37%	2.11%
Supplemental Data
Net assets, end of period (in millions)	$741	$675	$591	$660	$609
Portfolio turnover rate J	47%	48%	65%	48%	59%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been .64%.

D Amount represents less than $.005 per share.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Equity Income Fund Class M

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$33.30	$28.69	$31.02	$32.24	$35.65
Income from Investment Operations
Net investment income (loss) A,B	.56	.52	.60	.62	.62
Net realized and unrealized gain (loss)	2.38	4.66	(.68)	2.15	(.38) C
Total from investment operations	2.94	5.18	(.08)	2.77	.24
Distributions from net investment income	(.49)	(.57)	(.59)	(.58)	(.70)
Distributions from net realized gain	(2.91)	- D	(1.67)	(3.41)	(2.95)
Total distributions	(3.40)	(.57)	(2.25) E	(3.99)	(3.65)
Net asset value, end of period	$32.84	$33.30	$28.69	$31.02	$32.24
Total Return F,G	9.08%	18.16%	(.22)%	11.46%	.56% C
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.13%	1.14%	1.16%	1.16%	1.16%
Expenses net of fee waivers, if any	1.13%	1.13%	1.16%	1.16%	1.16%
Expenses net of all reductions	1.13%	1.13%	1.15%	1.16%	1.15%
Net investment income (loss)	1.74%	1.56%	2.28%	2.14%	1.88%
Supplemental Data
Net assets, end of period (in millions)	$571	$555	$534	$642	$662
Portfolio turnover rate J	47%	48%	65%	48%	59%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been .43%.

D Amount represents less than $.005 per share.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Equity Income Fund Class C

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$32.75	$28.21	$30.52	$31.73	$35.15
Income from Investment Operations
Net investment income (loss) A,B	.37	.32	.45	.45	.44
Net realized and unrealized gain (loss)	2.35	4.60	(.66)	2.12	(.39) C
Total from investment operations	2.72	4.92	(.21)	2.57	.05
Distributions from net investment income	(.32)	(.37)	(.43)	(.37)	(.52)
Distributions from net realized gain	(2.91)	- D	(1.67)	(3.41)	(2.95)
Total distributions	(3.24) E	(.38) E	(2.10)	(3.78)	(3.47)
Net asset value, end of period	$32.23	$32.75	$28.21	$30.52	$31.73
Total Return F,G	8.46%	17.51%	(.77)%	10.86%	(.01)% C
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.68%	1.70%	1.72%	1.72%	1.70%
Expenses net of fee waivers, if any	1.68%	1.69%	1.72%	1.71%	1.69%
Expenses net of all reductions	1.68%	1.69%	1.72%	1.71%	1.68%
Net investment income (loss)	1.19%	1.00%	1.71%	1.58%	1.34%
Supplemental Data
Net assets, end of period (in millions)	$68	$52	$63	$84	$160
Portfolio turnover rate J	47%	48%	65%	48%	59%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (.14)%.

D Amount represents less than $.005 per share.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the contingent deferred sales charge.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Equity Income Fund Class I

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$34.28	$29.51	$31.85	$32.99	$36.40
Income from Investment Operations
Net investment income (loss) A,B	.73	.70	.75	.78	.80
Net realized and unrealized gain (loss)	2.47	4.80	(.70)	2.21	(.39) C
Total from investment operations	3.20	5.50	.05	2.99	.41
Distributions from net investment income	(.65)	(.73)	(.72)	(.72)	(.87)
Distributions from net realized gain	(2.91)	- D	(1.67)	(3.41)	(2.95)
Total distributions	(3.57) E	(.73)	(2.39)	(4.13)	(3.82)
Net asset value, end of period	$33.91	$34.28	$29.51	$31.85	$32.99
Total Return F	9.62%	18.75%	.27%	12.00%	1.05% C
Ratios to Average Net Assets B,G,H
Expenses before reductions	.65%	.65%	.67%	.67%	.67%
Expenses net of fee waivers, if any	.65%	.65%	.67%	.67%	.67%
Expenses net of all reductions	.65%	.65%	.66%	.67%	.66%
Net investment income (loss)	2.22%	2.05%	2.77%	2.63%	2.37%
Supplemental Data
Net assets, end of period (in millions)	$359	$244	$178	$227	$243
Portfolio turnover rate I	47%	48%	65%	48%	59%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been .92%.

D Amount represents less than $.005 per share.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Equity Income Fund Class Z

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$34.24	$29.48	$31.82	$32.96	$36.38
Income from Investment Operations
Net investment income (loss) A,B	.77	.75	.79	.82	.85
Net realized and unrealized gain (loss)	2.46	4.78	(.70)	2.21	(.40) C
Total from investment operations	3.23	5.53	.09	3.03	.45
Distributions from net investment income	(.70)	(.77)	(.76)	(.77)	(.91)
Distributions from net realized gain	(2.91)	- D	(1.67)	(3.41)	(2.95)
Total distributions	(3.61)	(.77)	(2.43)	(4.17) E	(3.87) E
Net asset value, end of period	$33.86	$34.24	$29.48	$31.82	$32.96
Total Return F	9.77%	18.89%	.43%	12.18%	1.16% C
Ratios to Average Net Assets B,G,H
Expenses before reductions	.51%	.51%	.53%	.53%	.53%
Expenses net of fee waivers, if any	.51%	.51%	.52%	.53%	.53%
Expenses net of all reductions	.51%	.51%	.52%	.52%	.52%
Net investment income (loss)	2.36%	2.18%	2.91%	2.77%	2.51%
Supplemental Data
Net assets, end of period (in millions)	$117	$35	$26	$27	$22
Portfolio turnover rate I	47%	48%	65%	48%	59%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 1.03%.

D Amount represents less than $.005 per share.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.   Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Equity Income Fund	$24

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), partnerships and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$313,832
Gross unrealized depreciation	(84,150)
Net unrealized appreciation (depreciation)	$229,682
Tax Cost	$1,651,557

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,657
Undistributed long-term capital gain	$66,814
Net unrealized appreciation (depreciation) on securities and other investments	$223,949

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$62,201	$30,150
Long-term Capital Gains	104,859	-
Total	$167,060	$30,150

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Income Fund	919,894	777,521

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$1,779	$28
Class M	.25%	.25%	2,834	-
Class C	.75%	.25%	609	99
			$5,222	$127

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$106
Class M	17
Class C A	2
$125

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,232.17
Class M	925.16
Class C	131.21
Class I	542.18
Class Z	35.04
	$2,865

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Equity Income Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Equity Income Fund	$17

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Equity Income Fund	88,771	88,333	16,728

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Equity Income Fund	$3

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Equity Income Fund	$10	$-	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $55.

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Equity Income Fund
Distributions to shareholders
Class A	$73,516	$13,793
Class M	56,803	10,202
Class C	5,145	748
Class I	26,327	4,681
Class Z	5,269	726
Total	$167,060	$30,150

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2022	Year ended November 30, 2021	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Equity Income Fund
Class A
Shares sold	3,323	2,209	$103,218	$71,294
Reinvestment of distributions	2,230	420	69,823	13,047
Shares redeemed	(3,106)	(2,950)	(96,136)	(94,556)
Net increase (decrease)	2,447	(321)	$76,905	$(10,215)
Class M
Shares sold	1,876	1,292	$60,326	$42,524
Reinvestment of distributions	1,720	313	55,712	9,978
Shares redeemed	(2,857)	(3,554)	(91,349)	(117,076)
Net increase (decrease)	739	(1,949)	$24,689	$(64,574)
Class C
Shares sold	990	331	$ 31,165	$ 10,767
Reinvestment of distributions	159	24	5,070	733
Shares redeemed	(608)	(1,023)	(19,033)	(33,534)
Net increase (decrease)	541	(668)	$17,202	$(22,034)
Class I
Shares sold	4,297	2,020	$141,287	$69,683
Reinvestment of distributions	735	129	24,455	4,280
Shares redeemed	(1,562)	(1,069)	(51,041)	(36,136)
Net increase (decrease)	3,470	1,080	$114,701	$37,827
Class Z
Shares sold	3,004	299	$101,219	$10,184
Reinvestment of distributions	149	20	4,916	650
Shares redeemed	(710)	(197)	(23,134)	(6,621)
Net increase (decrease)	2,443	122	$83,001	$4,213

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Equity Income Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 17, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022
Fidelity Advisor® Equity Income Fund
Class A	.89%
Actual		$ 1,000	$ 1,000.90	$ 4.46
Hypothetical- B		$ 1,000	$ 1,020.61	$ 4.51
Class M	1.13%
Actual		$ 1,000	$ 999.50	$ 5.66
Hypothetical- B		$ 1,000	$ 1,019.40	$ 5.72
Class C	1.68%
Actual		$ 1,000	$ 996.80	$ 8.41
Hypothetical- B		$ 1,000	$ 1,016.65	$ 8.49
Class I	.65%
Actual		$ 1,000	$ 1,002.40	$ 3.26
Hypothetical- B		$ 1,000	$ 1,021.81	$ 3.29
Class Z	.51%
Actual		$ 1,000	$ 1,002.90	$ 2.56
Hypothetical- B		$ 1,000	$ 1,022.51	$ 2.59

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2022, $76,286,686, or, if subsequently determined to be different, the net capital gain of such year.
The fund designates 99.92% of the short-term capital gain dividends distributed in December, 2021 as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.
Class A designates 38%, 100%, 100%, and 100%; Class M designates 39%, 100%, 100%, and 100% Class C designates 42%, 100%, 100%, and 100% Class I designates 37%, 100%, 100%, and 100%; and Class Z designates 36%, 100%, 100%, and 100%; of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.
Class A designates 56%, 100%, 100%, and 100%; Class M designates 57%, 100%, 100%, and 100% Class C designates 61%, 100%, 100%, and 100% Class I designates 54%, 100%, 100%, and 100%; and Class Z designates 54%, 100%, 100%, and 100%; of the dividends distributed in December, April, July, and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
Class A, Class M, Class C, Class I, and Class Z, designate 1% of the dividend distributed in December 21, during the fiscal year as a section 199A dividend.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.539449.126
EPI-ANN-0123
Fidelity Advisor® Small Cap Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-18.77%	5.82%	9.44%
Class M (incl.3.50% sales charge)	-17.04%	6.06%	9.45%
Class C (incl. contingent deferred sales charge)	-15.24%	6.23%	9.41%
Class I	-13.61%	7.35%	10.39%
Class Z	-13.47%	7.51%	10.54%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Fund - Class A, on November 30, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

32,000
30,000
25,000
20,000
15,000
10,000
$9,400
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$24,639 Fidelity Advisor® Small Cap Fund - Class A
$26,244 Russell 2000® Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500 ® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500 ® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Portfolio Manager Jennifer Fo Cardillo:
For the fiscal year ending November 30, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -15% to -13%, compared with the -13.01% result of the benchmark Russell 2000 ® Index. Versus the benchmark, the primary detractor from performance was an underweighting in the market-leading energy sector. Weak investment choices in financials, especially banks, also hampered the fund's relative return. Further pressuring the portfolio's relative performance was an overweighting in information technology. Our largest individual relative detractor was an out-of-benchmark investment in Syneos Health (-65%). The company was no longer held at period end. An overweighting in Synaptics (-62%) hurt as well. The fund's non-benchmark position in Tandem Diabetes Care returned approximately -67%. In contrast, security selection was the primary contributor, led by the industrials sector. Picks among information technology and communication services stocks, along with an underweighting in health care, also boosted the fund's relative result. The biggest individual relative contributor was an overweight position in Antero Resources (+104%), which was among the portfolio's biggest holdings. A non-benchmark stake in LPL Financial Holdings, one of our largest positions this period, gained 49% and added further value. Another notable relative contributor was outsized exposure to Extreme Networks (+55%), one of our biggest holdings as of November 30. Notable changes in positioning include increased exposure to the materials sector and a lower allocation to consumer discretionary stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Commercial Metals Co.	1.8
Extreme Networks, Inc.	1.8
EMCOR Group, Inc.	1.7
Antero Resources Corp.	1.6
Chemed Corp.	1.4
Insight Enterprises, Inc.	1.4
First Interstate Bancsystem, Inc.	1.4
KBR, Inc.	1.4
NV5 Global, Inc.	1.4
Denbury, Inc.	1.4
15.3

Market Sectors (% of Fund's net assets)

Industrials	18.5
Financials	15.9
Information Technology	14.8
Health Care	13.3
Consumer Discretionary	11.0
Materials	7.1
Energy	4.8
Real Estate	4.7
Consumer Staples	3.8
Communication Services	2.9
Utilities	1.7

Asset Allocation (% of Fund's net assets)

Foreign investments - 15%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 98.5%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 2.9%
Interactive Media & Services - 1.6%
Cars.com, Inc. (a)	1,145,900	16,936
Ziff Davis, Inc. (a)	153,800	14,190
		31,126
Media - 0.7%
TechTarget, Inc. (a)	268,500	12,260
Wireless Telecommunication Services - 0.6%
Gogo, Inc. (a)	725,000	11,375
TOTAL COMMUNICATION SERVICES		54,761
CONSUMER DISCRETIONARY - 11.0%
Auto Components - 2.8%
Adient PLC (a)	498,400	19,408
Fox Factory Holding Corp. (a)	135,100	14,334
Patrick Industries, Inc.	341,664	19,109
		52,851
Hotels, Restaurants & Leisure - 1.8%
Brinker International, Inc. (a)	299,300	10,012
Churchill Downs, Inc.	91,800	20,376
Lindblad Expeditions Holdings (a)	508,900	4,621
		35,009
Household Durables - 2.0%
Skyline Champion Corp. (a)	450,586	23,426
Tempur Sealy International, Inc.	459,700	14,605
		38,031
Internet & Direct Marketing Retail - 0.2%
Vivid Seats, Inc. Class A (b)	467,980	3,650
Leisure Products - 0.3%
Clarus Corp.	665,653	5,538
Specialty Retail - 3.0%
Academy Sports & Outdoors, Inc.	153,505	7,749
Aritzia, Inc. (a)	257,300	9,788
Lithia Motors, Inc. Class A (sub. vtg.) (b)	28,300	6,772
Murphy U.S.A., Inc.	75,200	22,245
Musti Group OYJ	663,393	10,606
		57,160
Textiles, Apparel & Luxury Goods - 0.9%
Crocs, Inc. (a)	179,221	18,101
TOTAL CONSUMER DISCRETIONARY		210,340
CONSUMER STAPLES - 3.8%
Food & Staples Retailing - 2.8%
BJ's Wholesale Club Holdings, Inc. (a)	205,730	15,479
Performance Food Group Co. (a)	419,400	25,575
Sprouts Farmers Market LLC (a)	387,700	13,310
		54,364
Food Products - 1.0%
Nomad Foods Ltd. (a)(b)	1,053,200	18,420
TOTAL CONSUMER STAPLES		72,784
ENERGY - 4.8%
Energy Equipment & Services - 0.9%
TechnipFMC PLC (a)	1,301,300	16,136
Oil, Gas & Consumable Fuels - 3.9%
Antero Resources Corp. (a)	841,700	30,764
Denbury, Inc. (a)	291,700	26,183
Enviva, Inc. (b)	144,800	8,217
Hess Midstream LP (b)	317,548	9,917
		75,081
TOTAL ENERGY		91,217
FINANCIALS - 15.9%
Banks - 8.2%
ConnectOne Bancorp, Inc.	815,500	21,399
First Interstate Bancsystem, Inc.	616,500	26,892
Independent Bank Group, Inc.	306,500	20,211
Metropolitan Bank Holding Corp. (a)	229,800	14,601
PacWest Bancorp	534,700	13,966
Pinnacle Financial Partners, Inc.	249,800	20,956
ServisFirst Bancshares, Inc.	256,400	19,440
Trico Bancshares	343,300	18,710
		156,175
Capital Markets - 2.6%
Houlihan Lokey	141,400	13,907
LPL Financial	69,100	16,357
Morningstar, Inc.	39,709	9,734
Patria Investments Ltd.	784,600	10,710
		50,708
Consumer Finance - 0.6%
PROG Holdings, Inc. (a)	599,114	11,797
Insurance - 2.9%
Old Republic International Corp.	690,200	16,910
Primerica, Inc.	124,800	18,599
Selective Insurance Group, Inc.	208,300	20,022
		55,531
Thrifts & Mortgage Finance - 1.6%
Essent Group Ltd.	487,123	19,529
Walker & Dunlop, Inc.	126,100	11,262
		30,791
TOTAL FINANCIALS		305,002
HEALTH CARE - 13.3%
Biotechnology - 3.6%
Avid Bioservices, Inc. (a)(b)	279,011	4,369
Blueprint Medicines Corp. (a)	113,200	5,410
Celldex Therapeutics, Inc. (a)	69,400	2,574
Cerevel Therapeutics Holdings (a)	195,600	5,665
Cytokinetics, Inc. (a)	204,000	8,670
Day One Biopharmaceuticals, Inc. (a)	130,800	2,777
Erasca, Inc. (a)	427,751	3,230
Exelixis, Inc. (a)	246,300	4,207
Instil Bio, Inc. (a)(b)	383,700	510
Janux Therapeutics, Inc. (a)	171,000	2,332
Keros Therapeutics, Inc. (a)	58,000	2,891
Legend Biotech Corp. ADR (a)	77,800	4,007
Mirati Therapeutics, Inc. (a)	28,000	2,559
PepGen, Inc.	96,900	1,450
Prelude Therapeutics, Inc. (a)(b)	254,637	1,698
PTC Therapeutics, Inc. (a)	111,200	4,614
Relay Therapeutics, Inc. (a)	178,800	3,322
Xenon Pharmaceuticals, Inc. (a)	206,600	7,619
Zentalis Pharmaceuticals, Inc. (a)	48,346	1,069
		68,973
Health Care Equipment & Supplies - 3.0%
Envista Holdings Corp. (a)	469,500	16,019
Heska Corp. (a)(b)	48,300	3,108
Inspire Medical Systems, Inc. (a)	41,900	10,122
Merit Medical Systems, Inc. (a)	177,100	12,751
Tandem Diabetes Care, Inc. (a)	173,200	7,283
TransMedics Group, Inc. (a)	130,200	8,055
		57,338
Health Care Providers & Services - 4.8%
Acadia Healthcare Co., Inc. (a)	263,400	23,458
Chemed Corp.	52,400	27,248
Option Care Health, Inc. (a)	426,237	12,834
Owens & Minor, Inc.	292,600	6,030
The Ensign Group, Inc. (b)	236,400	22,458
		92,028
Life Sciences Tools & Services - 1.0%
BioLife Solutions, Inc. (a)(b)	240,100	5,083
Medpace Holdings, Inc. (a)	44,100	9,256
Olink Holding AB ADR (a)	196,602	4,685
		19,024
Pharmaceuticals - 0.9%
Arvinas Holding Co. LLC (a)	139,200	5,713
DICE Therapeutics, Inc. (a)	139,800	4,866
Edgewise Therapeutics, Inc. (a)	277,000	2,479
Intra-Cellular Therapies, Inc. (a)	77,022	4,176
		17,234
TOTAL HEALTH CARE		254,597
INDUSTRIALS - 18.5%
Aerospace & Defense - 0.6%
V2X, Inc. (a)	304,997	12,325
Building Products - 1.6%
CSW Industrials, Inc. (b)	89,234	10,793
Masonite International Corp. (a)	277,600	20,895
		31,688
Commercial Services & Supplies - 0.7%
Tetra Tech, Inc.	82,400	12,738
Construction & Engineering - 3.1%
EMCOR Group, Inc.	210,400	32,591
NV5 Global, Inc. (a)	182,880	26,428
		59,019
Electrical Equipment - 2.0%
Array Technologies, Inc. (a)	719,132	15,059
Atkore, Inc. (a)	197,100	24,076
		39,135
Machinery - 1.9%
ITT, Inc.	177,200	14,977
Luxfer Holdings PLC sponsored	660,300	9,680
Oshkosh Corp.	123,000	11,325
		35,982
Professional Services - 4.0%
ASGN, Inc. (a)	190,300	17,241
FTI Consulting, Inc. (a)(b)	84,800	14,655
KBR, Inc.	518,700	26,801
TriNet Group, Inc. (a)	240,300	17,415
		76,112
Road & Rail - 0.8%
TFI International, Inc.	137,100	14,882
Trading Companies & Distributors - 3.8%
Applied Industrial Technologies, Inc.	127,000	16,826
Beacon Roofing Supply, Inc. (a)	191,200	11,164
Custom Truck One Source, Inc. Class A (a)(b)	948,974	6,491
GMS, Inc. (a)	409,718	20,117
Rush Enterprises, Inc. Class A	360,894	18,597
		73,195
TOTAL INDUSTRIALS		355,076
INFORMATION TECHNOLOGY - 14.8%
Communications Equipment - 1.8%
Extreme Networks, Inc. (a)	1,604,300	33,642
Electronic Equipment & Components - 5.2%
Advanced Energy Industries, Inc.	183,000	16,953
Fabrinet (a)	113,500	15,142
Insight Enterprises, Inc. (a)	262,172	27,242
Napco Security Technologies, Inc.	702,102	18,521
TD SYNNEX Corp.	210,841	21,569
		99,427
IT Services - 2.2%
Concentrix Corp.	176,041	21,544
Endava PLC ADR (a)	147,308	11,300
Perficient, Inc. (a)	127,700	9,073
		41,917
Semiconductors & Semiconductor Equipment - 3.2%
AEHR Test Systems (a)(b)	346,300	9,028
Ichor Holdings Ltd. (a)	456,900	13,606
MACOM Technology Solutions Holdings, Inc. (a)	300,800	20,662
SiTime Corp. (a)	63,000	6,644
Synaptics, Inc. (a)	111,545	11,820
		61,760
Software - 1.8%
Five9, Inc. (a)	103,600	6,642
Intapp, Inc. (a)	575,339	13,296
Rapid7, Inc. (a)	147,100	4,325
Tenable Holdings, Inc. (a)	288,000	10,996
		35,259
Technology Hardware, Storage & Peripherals - 0.6%
Avid Technology, Inc. (a)	402,500	11,302
TOTAL INFORMATION TECHNOLOGY		283,307
MATERIALS - 7.1%
Chemicals - 2.8%
Element Solutions, Inc.	937,100	18,330
Tronox Holdings PLC	657,000	9,283
Valvoline, Inc.	783,800	25,850
		53,463
Construction Materials - 1.3%
Eagle Materials, Inc.	176,400	24,050
Metals & Mining - 3.0%
Commercial Metals Co.	712,000	35,049
Constellium NV (a)	1,805,400	22,477
		57,526
TOTAL MATERIALS		135,039
REAL ESTATE - 4.7%
Equity Real Estate Investment Trusts (REITs) - 4.0%
Essential Properties Realty Trust, Inc.	947,101	21,982
Lamar Advertising Co. Class A	254,800	25,516
Summit Industrial Income REIT	931,100	15,609
Urban Edge Properties	848,600	13,348
		76,455
Real Estate Management & Development - 0.7%
Cushman & Wakefield PLC (a)	1,202,300	13,730
TOTAL REAL ESTATE		90,185
UTILITIES - 1.7%
Gas Utilities - 1.0%
Brookfield Infrastructure Corp. A Shares	398,767	18,694
Multi-Utilities - 0.7%
Telecom Plus PLC	457,043	13,819
TOTAL UTILITIES		32,513
TOTAL COMMON STOCKS (Cost $1,551,628)		1,884,821

Money Market Funds - 3.4%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 3.86% (c)	14,939,115	14,942
Fidelity Securities Lending Cash Central Fund 3.86% (c)(d)	50,378,860	50,384
TOTAL MONEY MARKET FUNDS (Cost $65,326)		65,326

Equity Funds - 0.7%
	Shares	Value ($) (000s)
Small Blend Funds - 0.7%
iShares Russell 2000 Index ETF (b) (Cost $10,237)	64,900	12,160

TOTAL INVESTMENT IN SECURITIES - 102.6% (Cost $1,627,191)	1,962,307
NET OTHER ASSETS (LIABILITIES) - (2.6)%	(48,904)
NET ASSETS - 100.0%	1,913,403

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	15,879	559,750	560,687	167	-	-	14,942	0.0%
Fidelity Securities Lending Cash Central Fund 3.86%	158,795	661,845	770,256	379	-	-	50,384	0.2%
Total	174,674	1,221,595	1,330,943	546	-	-	65,326

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	54,761	54,761	-	-
Consumer Discretionary	210,340	199,734	10,606	-
Consumer Staples	72,784	72,784	-	-
Energy	91,217	91,217	-	-
Financials	305,002	305,002	-	-
Health Care	254,597	254,597	-	-
Industrials	355,076	355,076	-	-
Information Technology	283,307	283,307	-	-
Materials	135,039	135,039	-	-
Real Estate	90,185	90,185	-	-
Utilities	32,513	18,694	13,819	-

Money Market Funds	65,326	65,326	-	-

Equity Funds	12,160	12,160	-	-
Total Investments in Securities:	1,962,307	1,937,882	24,425	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $50,569) - See accompanying schedule:
Unaffiliated issuers (cost $1,561,865)	$1,896,981
Fidelity Central Funds (cost $65,326)	65,326

Total Investment in Securities (cost $1,627,191)		$1,962,307
Receivable for investments sold		4,360
Receivable for fund shares sold		529
Dividends receivable		1,266
Distributions receivable from Fidelity Central Funds		90
Prepaid expenses		3
Total assets		1,968,555
Liabilities
Payable for investments purchased	$1,203
Payable for fund shares redeemed	1,501
Accrued management fee	1,356
Distribution and service plan fees payable	370
Other affiliated payables	292
Other payables and accrued expenses	49
Collateral on securities loaned	50,381
Total Liabilities		55,152
Net Assets		$1,913,403
Net Assets consist of:
Paid in capital		$1,506,201
Total accumulated earnings (loss)		407,202
Net Assets		$1,913,403

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($676,037 ÷ 25,350 shares) (a)		$26.67
Maximum offering price per share (100/94.25 of $26.67)		$28.30
Class M :
Net Asset Value and redemption price per share ($477,111 ÷ 20,146 shares) (a)		$23.68
Maximum offering price per share (100/96.50 of $23.68)		$24.54
Class C :
Net Asset Value and offering price per share ($50,464 ÷ 2,965 shares) (a)		$17.02
Class I :
Net Asset Value , offering price and redemption price per share ($455,676 ÷ 14,910 shares)		$30.56
Class Z :
Net Asset Value , offering price and redemption price per share ($254,115 ÷ 8,266 shares)		$30.74
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Amounts in thousands		Year ended November 30, 2022
Investment Income
Dividends		$17,691
Income from Fidelity Central Funds (including $379 from security lending)		546
Total Income		18,237
Expenses
Management fee
Basic fee	$13,312
Performance adjustment	3,398
Transfer agent fees	3,328
Distribution and service plan fees	4,841
Accounting fees	566
Custodian fees and expenses	48
Independent trustees' fees and expenses	7
Registration fees	137
Audit	56
Legal	4
Interest	11
Miscellaneous	7
Total expenses before reductions	25,715
Expense reductions	(65)
Total expenses after reductions		25,650
Net Investment income (loss)		(7,413)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	107,290
Foreign currency transactions	14
Total net realized gain (loss)		107,304
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(416,187)
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		(416,191)
Net gain (loss)		(308,887)
Net increase (decrease) in net assets resulting from operations		$(316,300)
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(7,413)	$(11,349)
Net realized gain (loss)	107,304	269,757
Change in net unrealized appreciation (depreciation)	(416,191)	322,581
Net increase (decrease) in net assets resulting from operations	(316,300)	580,989
Distributions to shareholders	(224,659)	(47,913)
Share transactions - net increase (decrease)	289,457	(48,584)
Total increase (decrease) in net assets	(251,502)	484,492

Net Assets
Beginning of period	2,164,905	1,680,413
End of period	$1,913,403	$2,164,905

Financial Highlights
Fidelity Advisor® Small Cap Fund Class A

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$34.34	$26.09	$24.25	$24.46	$29.35
Income from Investment Operations
Net investment income (loss) A,B	(.11)	(.17)	(.08)	(.03)	(.04)
Net realized and unrealized gain (loss)	(4.04)	9.15	2.85	2.56	(1.28)
Total from investment operations	(4.15)	8.98	2.77	2.53	(1.32)
Distributions from net realized gain	(3.52)	(.73)	(.93)	(2.74)	(3.57)
Total distributions	(3.52)	(.73)	(.93)	(2.74)	(3.57)
Net asset value, end of period	$26.67	$34.34	$26.09	$24.25	$24.46
Total Return C,D	(13.82)%	35.20%	11.78%	13.97%	(5.18)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.33%	1.22%	1.22%	.98%	.97%
Expenses net of fee waivers, if any	1.32%	1.22%	1.22%	.98%	.97%
Expenses net of all reductions	1.32%	1.22%	1.22%	.98%	.96%
Net investment income (loss)	(.40)%	(.53)%	(.36)%	(.13)%	(.13)%
Supplemental Data
Net assets, end of period (in millions)	$676	$837	$638	$654	$640
Portfolio turnover rate G	47%	41%	47%	56%	74%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Small Cap Fund Class M

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$30.88	$23.58	$22.06	$22.58	$27.43
Income from Investment Operations
Net investment income (loss) A,B	(.15)	(.22)	(.12)	(.07)	(.09)
Net realized and unrealized gain (loss)	(3.59)	8.25	2.57	2.29	(1.19)
Total from investment operations	(3.74)	8.03	2.45	2.22	(1.28)
Distributions from net realized gain	(3.46)	(.73)	(.93)	(2.74)	(3.57)
Total distributions	(3.46)	(.73)	(.93)	(2.74)	(3.57)
Net asset value, end of period	$23.68	$30.88	$23.58	$22.06	$22.58
Total Return C,D	(14.03)%	34.91%	11.49%	13.73%	(5.42)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.57%	1.46%	1.45%	1.22%	1.20%
Expenses net of fee waivers, if any	1.56%	1.46%	1.45%	1.22%	1.20%
Expenses net of all reductions	1.56%	1.46%	1.45%	1.21%	1.19%
Net investment income (loss)	(.64)%	(.77)%	(.59)%	(.36)%	(.37)%
Supplemental Data
Net assets, end of period (in millions)	$477	$619	$503	$542	$580
Portfolio turnover rate G	47%	41%	47%	56%	74%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Small Cap Fund Class C

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$23.16	$17.96	$17.11	$18.32	$23.02
Income from Investment Operations
Net investment income (loss) A,B	(.21)	(.29)	(.18)	(.15)	(.18)
Net realized and unrealized gain (loss)	(2.56)	6.22	1.96	1.68	(.95)
Total from investment operations	(2.77)	5.93	1.78	1.53	(1.13)
Distributions from net realized gain	(3.37)	(.73)	(.93)	(2.74)	(3.57)
Total distributions	(3.37)	(.73)	(.93)	(2.74)	(3.57)
Net asset value, end of period	$17.02	$23.16	$17.96	$17.11	$18.32
Total Return C,D	(14.51)%	34.12%	10.87%	13.05%	(5.88)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	2.15%	2.03%	2.04%	1.79%	1.74%
Expenses net of fee waivers, if any	2.14%	2.03%	2.04%	1.79%	1.74%
Expenses net of all reductions	2.14%	2.03%	2.03%	1.78%	1.73%
Net investment income (loss)	(1.22)%	(1.34)%	(1.18)%	(.93)%	(.90)%
Supplemental Data
Net assets, end of period (in millions)	$50	$73	$81	$96	$196
Portfolio turnover rate G	47%	41%	47%	56%	74%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Small Cap Fund Class I

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$38.84	$29.34	$27.09	$26.89	$31.84
Income from Investment Operations
Net investment income (loss) A,B	(.05)	(.10)	(.02)	.03	.04
Net realized and unrealized gain (loss)	(4.63)	10.33	3.20	2.91	(1.42)
Total from investment operations	(4.68)	10.23	3.18	2.94	(1.38)
Distributions from net realized gain	(3.60)	(.73)	(.93)	(2.74)	(3.57)
Total distributions	(3.60)	(.73)	(.93)	(2.74)	(3.57)
Net asset value, end of period	$30.56	$38.84	$29.34	$27.09	$26.89
Total Return C	(13.61)%	35.57%	12.07%	14.26%	(4.93)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.08%	.97%	.96%	.72%	.71%
Expenses net of fee waivers, if any	1.07%	.96%	.95%	.72%	.71%
Expenses net of all reductions	1.07%	.96%	.95%	.72%	.70%
Net investment income (loss)	(.15)%	(.27)%	(.09)%	.14%	.12%
Supplemental Data
Net assets, end of period (in millions)	$456	$519	$378	$434	$604
Portfolio turnover rate F	47%	41%	47%	56%	74%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Small Cap Fund Class Z

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$39.04	$29.45	$27.15	$26.90	$31.81
Income from Investment Operations
Net investment income (loss) A,B	-	(.05)	.01	.07	.08
Net realized and unrealized gain (loss)	(4.65)	10.37	3.22	2.92	(1.42)
Total from investment operations	(4.65)	10.32	3.23	2.99	(1.34)
Distributions from net realized gain	(3.65)	(.73)	(.93)	(2.74)	(3.57)
Total distributions	(3.65)	(.73)	(.93)	(2.74)	(3.57)
Net asset value, end of period	$30.74	$39.04	$29.45	$27.15	$26.90
Total Return C	(13.47)%	35.75%	12.23%	14.46%	(4.80)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.93%	.83%	.81%	.57%	.56%
Expenses net of fee waivers, if any	.93%	.83%	.81%	.57%	.56%
Expenses net of all reductions	.93%	.83%	.80%	.57%	.55%
Net investment income (loss)	-%	(.14)%	.05%	.29%	.28%
Supplemental Data
Net assets, end of period (in millions)	$254	$117	$79	$117	$71
Portfolio turnover rate F	47%	41%	47%	56%	74%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   passive foreign investment companies (PFIC), net operating losses and   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$494,083
Gross unrealized depreciation	(163,673)
Net unrealized appreciation (depreciation)	$330,410
Tax Cost	$1,631,897

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$89,299
Net unrealized appreciation (depreciation) on securities and other investments	$325,523

The Fund intends to elect to defer to its next fiscal year $7,620 of ordinary losses recognized during the period January 1, 2022 to November 30, 2022.

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$9,286	$-
Long-term Capital Gains	215,373	47,913
Total	$224,659	$47,913
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Small Cap Fund	988,737	934,256
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/-.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$1,742	$16
Class M	.25%	.25%	2,537	2
Class C	.75%	.25%	562	47
			$4,841	$65

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$63
Class M	7
Class C A	1
$71
A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,308.19
Class M	887.17
Class C	143.25
Class I	898.18
Class Z	92.04
	$3,328

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Small Cap Fund	.03
Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Small Cap Fund	$33

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Small Cap Fund	Borrower	$ 15,033	3.32%	$ 11

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Small Cap Fund	76,847	75,190	1,675

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Small Cap Fund	$3
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Small Cap Fund	$41	$4	$-
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $65.

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Small Cap Fund
Distributions to shareholders
Class A	$85,485	$17,774
Class M	68,964	15,471
Class C	10,451	3,281
Class I	48,341	9,390
Class Z	11,418	1,997
Total	$224,659	$47,913
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2022	Year ended November 30, 2021	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Small Cap Fund
Class A
Shares sold	2,491	3,148	$68,027	$99,730
Reinvestment of distributions	2,567	638	82,352	17,138
Shares redeemed	(4,082)	(3,876)	(111,179)	(122,469)
Net increase (decrease)	976	(90)	$39,200	$(5,601)
Class M
Shares sold	2,126	2,602	$52,266	$73,949
Reinvestment of distributions	2,378	630	67,891	15,247
Shares redeemed	(4,400)	(4,539)	(106,286)	(129,194)
Net increase (decrease)	104	(1,307)	$13,871	$(39,998)
Class C
Shares sold	392	418	$6,792	$8,936
Reinvestment of distributions	503	178	10,385	3,255
Shares redeemed	(1,082)	(1,979)	(18,975)	(42,426)
Net increase (decrease)	(187)	(1,383)	$(1,798)	$(30,235)
Class I
Shares sold	5,582	3,396	$181,303	$120,358
Reinvestment of distributions	1,244	292	45,641	8,856
Shares redeemed	(5,276)	(3,212)	(159,279)	(113,589)
Net increase (decrease)	1,550	476	$67,665	$15,625
Class Z
Shares sold	8,202	1,309	$253,540	$47,880
Reinvestment of distributions	267	50	9,831	1,528
Shares redeemed	(3,209)	(1,044)	(92,852)	(37,783)
Net increase (decrease)	5,260	315	$170,519	$11,625
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Small Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Small Cap Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the "Fund") as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 2023

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022
Fidelity Advisor® Small Cap Fund
Class A	1.32%
Actual		$ 1,000	$ 1,025.80	$ 6.70
Hypothetical- B		$ 1,000	$ 1,018.45	$ 6.68
Class M	1.56%
Actual		$ 1,000	$ 1,024.70	$ 7.92
Hypothetical- B		$ 1,000	$ 1,017.25	$ 7.89
Class C	2.14%
Actual		$ 1,000	$ 1,021.60	$ 10.85
Hypothetical- B		$ 1,000	$ 1,014.34	$ 10.81
Class I	1.07%
Actual		$ 1,000	$ 1,027.20	$ 5.44
Hypothetical- B		$ 1,000	$ 1,019.70	$ 5.42
Class Z	.93%
Actual		$ 1,000	$ 1,028.10	$ 4.73
Hypothetical- B		$ 1,000	$ 1,020.41	$ 4.71

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2022, $113,471,159, or, if subsequently determined to be different, the net capital gain of such year.
The fund designates 100.00% of the short-term capital gain dividend distributed in December 2021, during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.
Class A, Class I, Class M, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders
Class A, Class I, Class M and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.713164.125
ASCF-ANN-0123
Fidelity Advisor® Growth Opportunities Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-37.15%	14.14%	15.21%
Class M (incl.3.50% sales charge)	-35.80%	14.41%	15.22%
Class C (incl. contingent deferred sales charge)	-34.41%	14.63%	15.20%
Class I	-33.15%	15.80%	16.21%
Class Z	-33.06%	15.94%	16.34%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth Opportunities Fund - Class A, on November 30, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

65,000
50,000
40,000
30,000
20,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values

$41,195 Fidelity Advisor® Growth Opportunities Fund - Class A

$40,486 Russell 1000® Growth Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Portfolio Manager Kyle Weaver:
For the fiscal year ending November 30, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -34% to -33%, trailing the -21.64% result of the benchmark, the Russell 1000 Growth Index®. Versus the benchmark, security selection was the primary detractor, especially within the retailing segment of the consumer discretionary sector. Weak picks in information technology and an overweighting in communication services also hurt. The fund's biggest individual relative detractor was an overweighting in Carvana, which returned -97% the past year. Also hindering performance was our outsized stake in Roku, which returned -74%. Another notable relative detractor was an out-of-benchmark stake in Sea Limited (-79%). In contrast, the biggest contributor to performance versus the benchmark was a sizable overweighting in energy. Also helping was an overweighting in utilities and an underweighting in consumer discretionary. Our non-benchmark investment in T-Mobile was the fund's largest individual relative contributor, driven by an advance of 39%. This was among the fund's biggest holdings. The fund's non-benchmark stake in Exxon Mobil, a position we established this period, gained approximately 44%. Another notable relative contributor was our overweighting in Hess (+107%), another investment we established this period. Notable changes in positioning include lower allocations to the consumer discretionary and communication services sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	7.9
Alphabet, Inc. Class C	5.1
Amazon.com, Inc.	4.1
T-Mobile U.S., Inc.	4.0
NVIDIA Corp.	3.4
Apple, Inc.	3.0
Antero Resources Corp.	2.6
Uber Technologies, Inc.	2.4
UnitedHealth Group, Inc.	2.1
Tesla, Inc.	2.0
36.6

Market Sectors (% of Fund's net assets)

Information Technology	39.7
Communication Services	15.9
Health Care	12.5
Consumer Discretionary	12.2
Energy	9.9
Utilities	2.7
Materials	2.6
Industrials	2.1
Financials	1.9
Consumer Staples	0.4
Real Estate	0.2

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%*
Foreign investments - 13.1%
*Short-Term Investments and Net Other Assets (Liabilities) are not available in the pie chart.

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 96.4%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 15.5%
Diversified Telecommunication Services - 0.1%
AT&T, Inc.	169,500	3,268
Cellnex Telecom SA (a)	48,400	1,664
Starry Group Holdings, Inc. Class A (b)(c)	1,084,026	204
		5,136
Entertainment - 1.3%
Netflix, Inc. (b)	90,900	27,773
Roku, Inc. Class A (b)(c)	1,135,420	67,410
Sea Ltd. ADR (b)	1,765,684	103,063
		198,246
Interactive Media & Services - 8.9%
Alphabet, Inc.:
Class A (b)	2,705,760	273,255
Class C (b)	7,438,480	754,634
Epic Games, Inc. (b)(d)(e)	56,200	47,593
Meta Platforms, Inc. Class A (b)	1,353,985	159,906
Snap, Inc. Class A (b)	1,808,000	18,640
Zoominfo Technologies, Inc. (b)	2,711,000	77,535
		1,331,563
Media - 1.2%
Charter Communications, Inc. Class A (b)	77,300	30,247
Innovid Corp. (b)(d)	1,017,722	3,012
Magnite, Inc. (b)(c)	4,921,531	54,678
TechTarget, Inc. (b)	983,227	44,894
The Trade Desk, Inc. (b)	821,410	42,828
		175,659
Wireless Telecommunication Services - 4.0%
T-Mobile U.S., Inc. (b)	3,945,925	597,650
TOTAL COMMUNICATION SERVICES		2,308,254
CONSUMER DISCRETIONARY - 11.3%
Auto Components - 0.1%
Aptiv PLC (b)	95,000	10,134
Mobileye Global, Inc. (c)	132,400	3,775
		13,909
Automobiles - 2.0%
General Motors Co.	84,000	3,407
Neutron Holdings, Inc. (b)(d)(e)	474,927	10
Rad Power Bikes, Inc. (b)(d)(e)	382,384	1,667
Rivian Automotive, Inc.	40,600	1,301
Tesla, Inc. (b)	1,533,140	298,502
		304,887
Diversified Consumer Services - 0.0%
Duolingo, Inc. (b)	34,000	2,369
Hotels, Restaurants & Leisure - 0.1%
Airbnb, Inc. Class A (b)	65,100	6,649
Domino's Pizza, Inc.	4,400	1,710
Sonder Holdings, Inc. (b)(c)	1,297,021	2,296
Sonder Holdings, Inc.:
rights (b)(e)	15,489	11
rights (b)(e)	15,488	9
rights (b)(e)	15,488	8
rights (b)(e)	15,488	7
rights (b)(e)	15,488	6
rights (b)(e)	15,488	5
		10,701
Household Durables - 0.0%
Lennar Corp. Class A	19,600	1,721
Internet & Direct Marketing Retail - 8.0%
Amazon.com, Inc. (b)	6,273,040	605,599
Cazoo Group Ltd. Class A (b)(c)	12,453,403	3,362
Doordash, Inc. (b)	1,083,500	63,114
FSN E-Commerce Ventures Private Ltd.	13,951,800	29,731
Global-e Online Ltd. (b)(c)	2,273,808	49,046
Lyft, Inc. (b)	6,185,902	69,406
Uber Technologies, Inc. (b)	12,144,581	353,893
Wayfair LLC Class A (b)	433,529	15,885
		1,190,036
Specialty Retail - 0.6%
Auto1 Group SE (a)(b)	9,692,179	84,682
Carvana Co. Class A (b)(c)	1,182,600	9,118
		93,800
Textiles, Apparel & Luxury Goods - 0.5%
Bombas LLC (b)(d)(e)	5,086,874	18,058
lululemon athletica, Inc. (b)	134,110	51,003
		69,061
TOTAL CONSUMER DISCRETIONARY		1,686,484
CONSUMER STAPLES - 0.2%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (b)	48,000	18,450
Food Products - 0.1%
Local Bounti Corp. (b)(c)	3,652,755	7,671
Tobacco - 0.0%
JUUL Labs, Inc. Class B (b)(d)(e)	2,772	12
Philip Morris International, Inc.	37,100	3,698
		3,710
TOTAL CONSUMER STAPLES		29,831
ENERGY - 9.9%
Oil, Gas & Consumable Fuels - 9.9%
Antero Resources Corp. (b)	10,794,947	394,555
Canadian Natural Resources Ltd.	2,974,400	177,582
Cenovus Energy, Inc. (Canada)	6,346,600	126,210
Cheniere Energy, Inc.	80,600	14,134
Exxon Mobil Corp.	2,345,900	261,193
Hess Corp.	1,462,545	210,475
Imperial Oil Ltd.	428,500	24,379
Ovintiv, Inc.	2,731,500	152,308
Range Resources Corp.	286,800	8,280
Tourmaline Oil Corp.	1,793,900	109,182
		1,478,298
FINANCIALS - 1.8%
Banks - 1.5%
Starling Bank Ltd. Series D (b)(d)(e)	6,988,700	25,017
Wells Fargo & Co.	4,228,200	202,742
		227,759
Capital Markets - 0.1%
LPL Financial	45,500	10,770
Diversified Financial Services - 0.2%
Rapyd Financial Network 2016 Ltd. (b)(d)(e)	340,545	24,686
TOTAL FINANCIALS		263,215
HEALTH CARE - 12.4%
Biotechnology - 2.5%
ADC Therapeutics SA (b)	238,174	872
Agios Pharmaceuticals, Inc. (b)	671,100	20,227
Alnylam Pharmaceuticals, Inc. (b)	206,135	45,471
ALX Oncology Holdings, Inc. (b)	653,300	7,252
Arcutis Biotherapeutics, Inc. (b)	235,100	4,051
Argenx SE ADR (b)	142,699	56,790
Ascendis Pharma A/S sponsored ADR (b)	67,662	8,326
Blueprint Medicines Corp. (b)	89,800	4,292
Celldex Therapeutics, Inc. (b)	804,000	29,820
Cytokinetics, Inc. (b)	1,015,500	43,159
Erasca, Inc. (b)	1,287,400	9,720
Exelixis, Inc. (b)	1,277,900	21,827
Gilead Sciences, Inc.	36,800	3,232
Icosavax, Inc. (b)	736,800	2,461
Instil Bio, Inc. (b)	1,581,200	2,103
Keros Therapeutics, Inc. (b)	277,800	13,846
Moderna, Inc. (b)	8,200	1,442
Monte Rosa Therapeutics, Inc. (b)	396,100	3,359
Morphic Holding, Inc. (b)	208,036	5,725
Natera, Inc. (b)	31,500	1,295
Nuvalent, Inc. Class A (b)	283,376	9,317
PTC Therapeutics, Inc. (b)	58,900	2,444
Relay Therapeutics, Inc. (b)(c)	1,742	32
Tenaya Therapeutics, Inc. (b)	421,700	1,118
TG Therapeutics, Inc. (b)	666,361	5,877
Vaxcyte, Inc. (b)	1,088,743	50,148
Verve Therapeutics, Inc. (b)	217,300	5,048
Zentalis Pharmaceuticals, Inc. (b)	686,100	15,177
		374,431
Health Care Equipment & Supplies - 2.2%
Blink Health LLC Series A1 (b)(d)(e)	56,119	2,171
Boston Scientific Corp. (b)	3,880,074	175,651
Insulet Corp. (b)	113,310	33,922
Penumbra, Inc. (b)	190,763	39,967
TransMedics Group, Inc. (b)	1,220,217	75,495
		327,206
Health Care Providers & Services - 6.8%
agilon health, Inc. (b)(c)	5,366,700	94,239
Alignment Healthcare, Inc. (b)	986,100	13,115
Centene Corp. (b)	2,101,444	182,931
Guardant Health, Inc. (b)	805,700	42,170
Humana, Inc.	407,260	223,952
LifeStance Health Group, Inc. (b)	4,628,581	23,559
Oak Street Health, Inc. (b)(c)	4,714,900	101,936
P3 Health Partners, Inc. (b)(d)(f)	2,032,510	9,715
The Oncology Institute, Inc. (b)(d)	814,767	1,149
UnitedHealth Group, Inc.	574,767	314,834
		1,007,600
Life Sciences Tools & Services - 0.8%
Danaher Corp.	228,200	62,392
Sartorius Stedim Biotech	86,800	29,625
Thermo Fisher Scientific, Inc.	51,800	29,019
		121,036
Pharmaceuticals - 0.1%
Arvinas Holding Co. LLC (b)	316,700	12,997
AstraZeneca PLC sponsored ADR	25,400	1,726
Eli Lilly & Co.	21,300	7,904
		22,627
TOTAL HEALTH CARE		1,852,900
INDUSTRIALS - 1.4%
Aerospace & Defense - 1.4%
Lockheed Martin Corp.	147,700	71,663
Northrop Grumman Corp.	110,600	58,982
Space Exploration Technologies Corp. Class A (b)(d)(e)	85,000	5,950
The Boeing Co. (b)	403,600	72,196
		208,791
Air Freight & Logistics - 0.0%
Delhivery Private Ltd.	1,039,700	4,315
FedEx Corp.	6,400	1,166
		5,481
Road & Rail - 0.0%
Bird Global, Inc.:
rights (b)(e)	106,001	4
rights (b)(e)	106,001	3
rights (b)(e)	106,001	2
		9
TOTAL INDUSTRIALS		214,281
INFORMATION TECHNOLOGY - 38.5%
Electronic Equipment & Components - 1.3%
Flex Ltd. (b)	5,054,699	111,102
Jabil, Inc.	1,241,600	89,631
		200,733
IT Services - 8.3%
Block, Inc. Class A (b)	616,500	41,780
Cloudflare, Inc. (b)	621,600	30,545
Cyxtera Technologies, Inc. Class A (b)	969,061	1,899
Dlocal Ltd. (b)(c)	4,828,617	70,498
EPAM Systems, Inc. (b)	224,300	82,672
Euronet Worldwide, Inc. (b)	38,100	3,541
Fiserv, Inc. (b)	15,400	1,607
Flywire Corp. (b)	962,273	20,872
Globant SA (b)	78,900	14,784
GoDaddy, Inc. (b)	1,811,504	143,344
Marqeta, Inc. Class A (b)	6,320,252	42,282
MasterCard, Inc. Class A	558,812	199,161
MongoDB, Inc. Class A (b)	567,200	86,606
Nuvei Corp. (a)(b)	3,078,574	94,887
Okta, Inc. (b)	120,000	6,398
Payoneer Global, Inc. (b)(d)	442,000	2,387
Repay Holdings Corp. (b)(f)	5,214,727	46,202
Shift4 Payments, Inc. (b)(c)	1,274,100	59,042
Snowflake, Inc. (b)	44,800	6,402
TaskUs, Inc. (b)(c)	2,364,774	46,515
Visa, Inc. Class A	1,054,361	228,796
Wix.com Ltd. (b)	18,100	1,638
		1,231,858
Semiconductors & Semiconductor Equipment - 12.7%
Advanced Micro Devices, Inc. (b)	3,698,300	287,099
Applied Materials, Inc.	1,159,101	127,037
ASML Holding NV (Netherlands)	3,500	2,137
BE Semiconductor Industries NV	64,900	4,227
GlobalFoundries, Inc. (b)	3,686,200	237,207
Lam Research Corp.	199,976	94,465
Marvell Technology, Inc.	3,155,557	146,797
Microchip Technology, Inc.	109,100	8,640
Micron Technology, Inc.	379,172	21,859
NVIDIA Corp.	2,952,872	499,715
NXP Semiconductors NV	1,142,472	200,892
onsemi (b)	3,415,761	256,865
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	177,800	14,754
		1,901,694
Software - 13.2%
Adobe, Inc. (b)	26,100	9,003
Bill.Com Holdings, Inc. (b)	522,200	62,883
Confluent, Inc. (b)(c)	604,000	13,910
Datadog, Inc. Class A (b)	758,100	57,449
DoubleVerify Holdings, Inc. (b)	2,059,045	53,947
Dynatrace, Inc. (b)	3,710,664	143,788
Elastic NV (b)	920,540	56,328
Five9, Inc. (b)	626,300	40,152
HubSpot, Inc. (b)	162,949	49,378
Intapp, Inc. (b)	1,512,074	34,944
Intuit, Inc.	190,908	77,812
Microsoft Corp.	4,623,215	1,179,573
Oracle Corp.	476,600	39,572
Pegasystems, Inc.	44,200	1,602
Pine Labs Private Ltd. (b)(d)(e)	16,636	8,992
Salesforce.com, Inc. (b)	315,938	50,629
SentinelOne, Inc. (b)	284,300	4,122
ServiceNow, Inc. (b)	156,058	64,967
Stripe, Inc. Class B (b)(d)(e)	73,500	1,865
Viant Technology, Inc. (b)	1,347,314	5,147
Zscaler, Inc. (b)	44,500	5,939
		1,962,002
Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	3,025,960	447,933
TOTAL INFORMATION TECHNOLOGY		5,744,220
MATERIALS - 2.5%
Chemicals - 1.0%
CF Industries Holdings, Inc.	587,900	63,605
Nutrien Ltd.	874,300	70,294
The Mosaic Co.	298,200	15,298
		149,197
Metals & Mining - 1.5%
Alcoa Corp.	1,358,900	68,122
ArcelorMittal SA Class A unit GDR (c)	2,709,400	73,289
Freeport-McMoRan, Inc.	2,053,500	81,729
MP Materials Corp. (b)(c)	151,700	5,044
		228,184
TOTAL MATERIALS		377,381
REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
Opendoor Technologies, Inc. (b)(c)	10,341,700	19,132
WeWork, Inc. (b)	3,113,000	8,592
		27,724
UTILITIES - 2.7%
Electric Utilities - 1.8%
Constellation Energy Corp.	677,833	65,153
ORSTED A/S (a)	680,656	59,599
PG&E Corp. (b)	9,099,100	142,856
		267,608
Independent Power and Renewable Electricity Producers - 0.9%
NextEra Energy Partners LP	1,641,100	132,092
TOTAL UTILITIES		399,700
TOTAL COMMON STOCKS (Cost $11,486,938)		14,382,288

Preferred Stocks - 3.5%
	Shares	Value ($) (000s)
Convertible Preferred Stocks - 2.5%
COMMUNICATION SERVICES - 0.4%
Interactive Media & Services - 0.4%
ByteDance Ltd. Series E1 (b)(d)(e)	116,411	21,421
Reddit, Inc. Series F (b)(d)(e)	793,873	32,628
		54,049
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(b)(d)(e)	49,852	217
Series C(b)(d)(e)	196,163	855
Series D(b)(d)(e)	415,700	1,812
		2,884
Internet & Direct Marketing Retail - 0.3%
Circle Internet Financial Ltd. Series F (d)	155,650	7,647
Instacart, Inc.:
Series H(b)(d)(e)	267,054	11,777
Series I(b)(d)(e)	90,554	3,993
Meesho Series F (b)(d)(e)	243,800	18,268
		41,685
Textiles, Apparel & Luxury Goods - 0.0%
CelLink Corp. Series D (d)(e)	380,829	6,009

TOTAL CONSUMER DISCRETIONARY		50,578

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
GoBrands, Inc. Series G (b)(d)(e)	70,400	11,110

Food Products - 0.1%
Bowery Farming, Inc. Series C1 (b)(d)(e)	404,785	9,189

Tobacco - 0.0%
JUUL Labs, Inc.:
Series C(b)(d)(e)	566,439	2,532
Series D(b)(d)(e)	3,671	16
		2,548
TOTAL CONSUMER STAPLES		22,847

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Blink Health LLC Series C (b)(d)(e)	234,164	9,057

Health Care Technology - 0.0%
Aledade, Inc. Series E1 (d)(e)	153,312	7,364

TOTAL HEALTH CARE		16,421

INDUSTRIALS - 0.7%
Aerospace & Defense - 0.5%
Relativity Space, Inc. Series E (b)(d)(e)	1,068,417	21,860
Space Exploration Technologies Corp.:
Series I(b)(d)(e)	16,438	11,507
Series N(b)(d)(e)	51,400	35,980
		69,347
Construction & Engineering - 0.2%
Beta Technologies, Inc. Series A (b)(d)(e)	441,839	36,416

TOTAL INDUSTRIALS		105,763

INFORMATION TECHNOLOGY - 0.7%
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (b)(d)(e)	7,873,996	4,331

IT Services - 0.1%
Yanka Industries, Inc.:
Series E(b)(d)(e)	341,047	3,796
Series F(b)(d)(e)	380,955	4,240
		8,036
Semiconductors & Semiconductor Equipment - 0.1%
GaN Systems, Inc.:
Series F1(d)(e)	339,534	1,871
Series F2(d)(e)	179,288	988
SiMa.ai:
Series B(b)(d)(e)	1,198,500	7,479
Series B1(d)(e)	171,099	1,249
Xsight Labs Ltd. Series D (b)(d)(e)	501,100	3,528
		15,115
Software - 0.5%
Bolt Technology OU Series E (d)(e)	290,611	37,178
Convoy, Inc. Series D (b)(d)(e)	1,038,289	9,853
Databricks, Inc.:
Series G(b)(d)(e)	181,200	8,562
Series H(b)(d)(e)	32,352	1,529
Mountain Digital, Inc. Series D (d)(e)	896,466	10,578
Skyryse, Inc. Series B (b)(d)(e)	244,100	4,909
Stripe, Inc. Series H (b)(d)(e)	30,700	779
Tenstorrent, Inc. Series C1 (b)(d)(e)	32,900	1,758
		75,146
TOTAL INFORMATION TECHNOLOGY		102,628

MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (b)(d)(e)	674,317	21,868

TOTAL CONVERTIBLE PREFERRED STOCKS		374,154
Nonconvertible Preferred Stocks - 1.0%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (b)(d)(e)	6,477,300	139
Waymo LLC Series A2 (b)(d)(e)	47,838	2,205
		2,344
Internet & Direct Marketing Retail - 0.5%
Circle Internet Financial Ltd. Series E (d)	1,497,818	73,585

TOTAL CONSUMER DISCRETIONARY		75,929

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Thriveworks TopCo LLC Series B (b)(d)(e)(g)	764,320	13,284

INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.1%
Gupshup, Inc. (b)(d)(e)	509,400	9,042

Software - 0.3%
Pine Labs Private Ltd.:
Series 1(b)(d)(e)	39,764	21,493
Series A(b)(d)(e)	9,936	5,371
Series B(b)(d)(e)	10,808	5,842
Series B2(b)(d)(e)	8,745	4,727
Series C(b)(d)(e)	16,265	8,791
Series C1(b)(d)(e)	3,427	1,852
Series D(b)(d)(e)	3,667	1,982
		50,058
TOTAL INFORMATION TECHNOLOGY		59,100

TOTAL NONCONVERTIBLE PREFERRED STOCKS		148,313
TOTAL PREFERRED STOCKS (Cost $546,611)		522,467

Convertible Bonds - 0.1%
	Principal Amount (h) (000s)	Value ($) (000s)
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Neutron Holdings, Inc.:
4% 10/27/25 (d)(e)(i)	12,391	11,030
4% 5/22/27 (d)(e)	843	725
4% 6/12/27 (d)(e)	232	199
(Cost $13,466)		11,954

Preferred Securities - 0.1%
	Principal Amount (h) (000s)	Value ($) (000s)
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (d)(e)	3,352	3,155
Semiconductors & Semiconductor Equipment - 0.1%
GaN Systems, Inc. 0% (d)(e)(j)	7,958	5,034
Software - 0.0%
Tenstorrent, Inc. 0% (d)(e)(j)	1,830	1,645
TOTAL PREFERRED SECURITIES (Cost $13,140)		9,834

Money Market Funds - 1.1%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 3.86% (k)	4,560,580	4,561
Fidelity Securities Lending Cash Central Fund 3.86% (k)(l)	168,924,131	168,941
TOTAL MONEY MARKET FUNDS (Cost $173,502)		173,502

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $12,233,657)	15,100,045
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(184,085)
NET ASSETS - 100.0%	14,915,960

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $240,832,000 or 1.6% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $696,539,000 or 4.7% of net assets.

(e)	Level 3 security
(f)	Affiliated company
(g)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(h)	Amount is stated in United States dollars unless otherwise noted.
(i)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(j)	Security is perpetual in nature with no stated maturity date.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(l)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Aledade, Inc. Series E1	5/20/22	7,637

Beta Technologies, Inc. Series A	4/09/21	32,374

Blink Health LLC Series A1	12/30/20	1,520

Blink Health LLC Series C	11/07/19 - 7/14/21	8,939

Bolt Technology OU Series E	1/03/22	75,500

Bombas LLC	2/16/21 - 11/12/21	24,316

Bowery Farming, Inc. Series C1	5/18/21	24,388

ByteDance Ltd. Series E1	11/18/20	12,756

CelLink Corp. Series D	1/20/22	7,930

Circle Internet Financial Ltd. Series E	5/11/21	24,310

Circle Internet Financial Ltd. Series F	5/09/22	6,559

Convoy, Inc. Series D	10/30/19	14,058

Databricks, Inc. Series G	2/01/21	10,713

Databricks, Inc. Series H	8/31/21	2,377

Diamond Foundry, Inc. Series C	3/15/21	16,184

Enevate Corp. Series E	1/29/21	8,730

Enevate Corp. 0% 1/29/23	1/29/21	3,352

Epic Games, Inc.	7/13/20 - 3/29/21	45,615

GaN Systems, Inc. Series F1	11/30/21	2,879

GaN Systems, Inc. Series F2	11/30/21	1,520

GaN Systems, Inc. 0%	11/30/21	7,958

GoBrands, Inc. Series G	3/02/21	17,580

Gupshup, Inc.	6/08/21	11,648

Innovid Corp.	6/24/21	10,177

Instacart, Inc. Series H	11/13/20	16,023

Instacart, Inc. Series I	2/26/21	11,319

JUUL Labs, Inc. Class B	11/21/17	0

JUUL Labs, Inc. Series C	5/22/15	0

JUUL Labs, Inc. Series D	6/25/18	0

Meesho Series F	9/21/21	18,693

Mountain Digital, Inc. Series D	11/05/21	20,588

Neutron Holdings, Inc.	2/04/21	5

Neutron Holdings, Inc. Series 1C	7/03/18	1,184

Neutron Holdings, Inc. 4% 10/27/25	10/29/21	12,391

Neutron Holdings, Inc. 4% 5/22/27	6/04/20	843

Neutron Holdings, Inc. 4% 6/12/27	6/12/20	232

P3 Health Partners, Inc.	5/25/21	20,325

Payoneer Global, Inc.	2/03/21	4,420

Pine Labs Private Ltd.	6/30/21	6,203

Pine Labs Private Ltd. Series 1	6/30/21	14,826

Pine Labs Private Ltd. Series A	6/30/21	3,705

Pine Labs Private Ltd. Series B	6/30/21	4,030

Pine Labs Private Ltd. Series B2	6/30/21	3,261

Pine Labs Private Ltd. Series C	6/30/21	6,065

Pine Labs Private Ltd. Series C1	6/30/21	1,278

Pine Labs Private Ltd. Series D	6/30/21	1,367

Rad Power Bikes, Inc.	1/21/21	1,845

Rad Power Bikes, Inc. Series A	1/21/21	240

Rad Power Bikes, Inc. Series C	1/21/21	946

Rad Power Bikes, Inc. Series D	9/17/21	3,984

Rapyd Financial Network 2016 Ltd.	3/30/21	25,000

Reddit, Inc. Series F	8/11/21	49,057

Relativity Space, Inc. Series E	5/27/21	24,397

SiMa.ai Series B	5/10/21	6,145

SiMa.ai Series B1	4/25/22 - 10/17/22	1,213

Skyryse, Inc. Series B	10/21/21	6,024

Space Exploration Technologies Corp. Class A	2/16/21	3,570

Space Exploration Technologies Corp. Series I	4/05/18	2,778

Space Exploration Technologies Corp. Series N	8/04/20	13,878

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	13,359

Stripe, Inc. Class B	5/18/21	2,949

Stripe, Inc. Series H	3/15/21	1,232

Tenstorrent, Inc. Series C1	4/23/21	1,956

Tenstorrent, Inc. 0%	4/23/21	1,830

The Oncology Institute, Inc.	6/28/21	8,148

Thriveworks TopCo LLC Series B	7/23/21 - 2/25/22	21,942

Waymo LLC Series A2	5/08/20	4,108

Xsight Labs Ltd. Series D	2/16/21	4,007

Yanka Industries, Inc. Series E	5/15/20	4,120

Yanka Industries, Inc. Series F	4/08/21	12,144

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	90,946	3,326,897	3,413,282	692	-	-	4,561	0.0%
Fidelity Securities Lending Cash Central Fund 3.86%	856,362	2,778,596	3,466,017	2,311	-	-	168,941	0.5%
Total	947,308	6,105,493	6,879,299	3,003	-	-	173,502

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Intapp, Inc.	88,631	55	30,247	-	(23,289)	(206)	-
Magnite, Inc.	122,205	25,791	43,234	-	(68,263)	18,181	-
P3 Health Partners, Inc.	-	-	-	-	-	(10,610)	9,715
Repay Holdings Corp.	54,502	18,657	4,170	-	(1,879)	(20,908)	46,202
TransMedics Group, Inc.	51,730	-	47,627	-	18,294	53,097	-
Total	317,068	44,503	125,278	-	(75,137)	39,554	55,917

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	2,362,303	2,258,997	1,664	101,642
Consumer Discretionary	1,812,991	1,552,290	195,645	65,056
Consumer Staples	52,678	29,819	-	22,859
Energy	1,478,298	1,478,298	-	-
Financials	276,499	213,512	-	62,987
Health Care	1,869,321	1,821,104	29,625	18,592
Industrials	320,044	204,007	4,315	111,722
Information Technology	5,905,948	5,726,999	6,364	172,585
Materials	399,249	377,381	-	21,868
Real Estate	27,724	27,724	-	-
Utilities	399,700	340,101	59,599	-

Corporate Bonds	11,954	-	-	11,954

Preferred Securities	9,834	-	-	9,834

Money Market Funds	173,502	173,502	-	-
Total Investments in Securities:	15,100,045	14,203,734	297,212	599,099

Net Unrealized Depreciation on Unfunded Commitments	(1,118)	-	-	(1,118)
Total	(1,118)	-	-	(1,118)

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Consumer Discretionary
Beginning Balance	$168,352
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(111,823)
Cost of Purchases	7,930
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	597
Transfers out of Level 3	-
Ending Balance	$65,056
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2022	$(111,823)
Information Technology
Beginning Balance	$229,248
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(133,376)
Cost of Purchases	76,713
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$172,585
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2022	$(133,376)
Other Investments in Securities
Beginning Balance	$291,554
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	62,475
Cost of Purchases	12,365
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(4,936)
Ending Balance	$361,458
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2022	$62,475

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $170,806) - See accompanying schedule:
Unaffiliated issuers (cost $11,950,671)	$14,870,626
Fidelity Central Funds (cost $173,502)	173,502
Other affiliated issuers (cost $109,484)	55,917

Total Investment in Securities (cost $12,233,657)		$15,100,045
Foreign currency held at value (cost $2)		2
Receivable for investments sold		18,581
Receivable for fund shares sold		15,106
Dividends receivable		9,905
Interest receivable		402
Distributions receivable from Fidelity Central Funds		101
Prepaid expenses		21
Other receivables		19
Total assets		15,144,182
Liabilities
Payable for investments purchased	$11,676
Unrealized depreciation on unfunded commitments	1,118
Payable for fund shares redeemed	35,805
Accrued management fee	3,373
Distribution and service plan fees payable	2,074
Other affiliated payables	1,888
Other payables and accrued expenses	3,366
Collateral on securities loaned	168,922
Total Liabilities		228,222
Net Assets		$14,915,960
Net Assets consist of:
Paid in capital		$14,112,506
Total accumulated earnings (loss)		803,454
Net Assets		$14,915,960

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($2,749,192 ÷ 28,380 shares) (a)		$96.87
Maximum offering price per share (100/94.25 of $96.87)		$102.78
Class M :
Net Asset Value and redemption price per share ($2,136,186 ÷ 22,395 shares) (a)		$95.39
Maximum offering price per share (100/96.50 of $95.39)		$98.85
Class C :
Net Asset Value and offering price per share ($827,607 ÷ 10,570 shares) (a)		$78.30
Class I :
Net Asset Value , offering price and redemption price per share ($6,873,035 ÷ 64,135 shares) (b)		$107.16
Class Z :
Net Asset Value , offering price and redemption price per share ($2,329,940 ÷ 21,466 shares)		$108.54
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Amounts in thousands		Year ended November 30, 2022
Investment Income
Dividends		$93,719
Interest		341
Income from Fidelity Central Funds (including $2,311 from security lending)		3,003
Total Income		97,063
Expenses
Management fee
Basic fee	$94,769
Performance adjustment	(11,763)
Transfer agent fees	26,062
Distribution and service plan fees	30,271
Accounting fees	1,554
Custodian fees and expenses	234
Independent trustees' fees and expenses	66
Registration fees	432
Audit	77
Legal	19
Interest	132
Miscellaneous	89
Total expenses before reductions	141,942
Expense reductions	(633)
Total expenses after reductions		141,309
Net Investment income (loss)		(44,246)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $16,872)	(1,846,064)
Affiliated issuers	(75,137)
Foreign currency transactions	(1,025)
Total net realized gain (loss)		(1,922,226)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $21,540)	(6,325,472)
Affiliated issuers	39,554
Unfunded commitments	(2,322)
Assets and liabilities in foreign currencies	(54)
Total change in net unrealized appreciation (depreciation)		(6,288,294)
Net gain (loss)		(8,210,520)
Net increase (decrease) in net assets resulting from operations		$(8,254,766)
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(44,246)	$(137,686)
Net realized gain (loss)	(1,922,226)	2,645,340
Change in net unrealized appreciation (depreciation)	(6,288,294)	1,254,700
Net increase (decrease) in net assets resulting from operations	(8,254,766)	3,762,354
Distributions to shareholders	(2,251,740)	(1,000,273)
Share transactions - net increase (decrease)	(103,196)	4,306,628
Total increase (decrease) in net assets	(10,609,702)	7,068,709

Net Assets
Beginning of period	25,525,662	18,456,953
End of period	$14,915,960	$25,525,662

Financial Highlights
Fidelity Advisor® Growth Opportunities Fund Class A

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$159.95	$141.06	$90.00	$76.87	$68.76
Income from Investment Operations
Net investment income (loss) A,B	(.38)	(1.06)	(.56)	(.18) C	(.25)
Net realized and unrealized gain (loss)	(48.08)	27.68	55.26	21.21	13.33
Total from investment operations	(48.46)	26.62	54.70	21.03	13.08
Distributions from net realized gain	(14.62)	(7.73)	(3.64)	(7.90)	(4.97)
Total distributions	(14.62)	(7.73)	(3.64)	(7.90)	(4.97)
Net asset value, end of period	$96.87	$159.95	$141.06	$90.00	$76.87
Total Return D,E	(33.31)%	19.60%	63.12%	31.29%	20.35%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.89%	1.04%	1.06%	1.11%	1.05%
Expenses net of fee waivers, if any	.89%	1.04%	1.06%	1.11%	1.05%
Expenses net of all reductions	.89%	1.04%	1.06%	1.10%	1.05%
Net investment income (loss)	(.35)%	(.68)%	(.52)%	(.22)% C	(.33)%
Supplemental Data
Net assets, end of period (in millions)	$2,749	$4,184	$3,037	$1,349	$673
Portfolio turnover rate H	75%	66%	47%	37% I	46%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.42)%.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Growth Opportunities Fund Class M

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$157.62	$139.13	$89.03	$76.28	$68.27
Income from Investment Operations
Net investment income (loss) A,B	(.64)	(1.41)	(.79)	(.37) C	(.41)
Net realized and unrealized gain (loss)	(47.42)	27.31	54.53	21.02	13.24
Total from investment operations	(48.06)	25.90	53.74	20.65	12.83
Distributions from net realized gain	(14.17)	(7.41)	(3.64)	(7.90)	(4.82)
Total distributions	(14.17)	(7.41)	(3.64)	(7.90)	(4.82)
Net asset value, end of period	$95.39	$157.62	$139.13	$89.03	$76.28
Total Return D,E	(33.47)%	19.31%	62.71%	31.01%	20.07%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.13%	1.28%	1.30%	1.34%	1.28%
Expenses net of fee waivers, if any	1.13%	1.28%	1.30%	1.34%	1.28%
Expenses net of all reductions	1.13%	1.28%	1.30%	1.34%	1.28%
Net investment income (loss)	(.59)%	(.93)%	(.76)%	(.46)% C	(.57)%
Supplemental Data
Net assets, end of period (in millions)	$2,136	$3,481	$3,153	$2,094	$1,671
Portfolio turnover rate H	75%	66%	47%	37% I	46%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.65)%.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Growth Opportunities Fund Class C

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$132.10	$118.14	$76.50	$67.03	$60.60
Income from Investment Operations
Net investment income (loss) A,B	(.99)	(1.85)	(1.15)	(.67) C	(.70)
Net realized and unrealized gain (loss)	(39.09)	23.04	46.43	18.04	11.68
Total from investment operations	(40.08)	21.19	45.28	17.37	10.98
Distributions from net realized gain	(13.72)	(7.23)	(3.64)	(7.90)	(4.55)
Total distributions	(13.72)	(7.23)	(3.64)	(7.90)	(4.55)
Net asset value, end of period	$78.30	$132.10	$118.14	$76.50	$67.03
Total Return D,E	(33.81)%	18.70%	61.89%	30.31%	19.44%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.65%	1.80%	1.81%	1.86%	1.81%
Expenses net of fee waivers, if any	1.64%	1.80%	1.81%	1.86%	1.81%
Expenses net of all reductions	1.64%	1.80%	1.81%	1.86%	1.80%
Net investment income (loss)	(1.10)%	(1.44)%	(1.27)%	(.98)% C	(1.09)%
Supplemental Data
Net assets, end of period (in millions)	$828	$1,413	$1,159	$483	$244
Portfolio turnover rate H	75%	66%	47%	37% I	46%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.17)%.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the contingent deferred sales charge.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Growth Opportunities Fund Class I

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$175.33	$153.77	$97.56	$82.42	$73.38
Income from Investment Operations
Net investment income (loss) A,B	(.12)	(.74)	(.31)	.03 C	(.05)
Net realized and unrealized gain (loss)	(53.08)	30.27	60.16	23.01	14.25
Total from investment operations	(53.20)	29.53	59.85	23.04	14.20
Distributions from net realized gain	(14.97)	(7.97)	(3.64)	(7.90)	(5.16)
Total distributions	(14.97)	(7.97)	(3.64)	(7.90)	(5.16)
Net asset value, end of period	$107.16	$175.33	$153.77	$97.56	$82.42
Total Return D	(33.15)%	19.90%	63.52%	31.66%	20.67%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.64%	.79%	.80%	.84%	.78%
Expenses net of fee waivers, if any	.64%	.79%	.80%	.84%	.78%
Expenses net of all reductions	.64%	.79%	.80%	.84%	.78%
Net investment income (loss)	(.10)%	(.43)%	(.26)%	.04% C	(.06)%
Supplemental Data
Net assets, end of period (in millions)	$6,873	$12,620	$8,282	$2,819	$850
Portfolio turnover rate G	75%	66%	47%	37% H	46%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.15)%.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Growth Opportunities Fund Class Z

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$177.37	$155.40	$98.44	$83.00	$73.88
Income from Investment Operations
Net investment income (loss) A,B	.03	(.54)	(.17)	.14 C	.04
Net realized and unrealized gain (loss)	(53.71)	30.58	60.77	23.20	14.35
Total from investment operations	(53.68)	30.04	60.60	23.34	14.39
Distributions from net investment income	-	-	-	-	(.05)
Distributions from net realized gain	(15.15)	(8.07)	(3.64)	(7.90)	(5.22)
Total distributions	(15.15)	(8.07)	(3.64)	(7.90)	(5.27)
Net asset value, end of period	$108.54	$177.37	$155.40	$98.44	$83.00
Total Return D	(33.06)%	20.04%	63.72%	31.81%	20.82%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.52%	.67%	.69%	.72%	.66%
Expenses net of fee waivers, if any	.51%	.67%	.68%	.72%	.66%
Expenses net of all reductions	.51%	.67%	.68%	.72%	.65%
Net investment income (loss)	.03%	(.31)%	(.15)%	.16% C	.06%
Supplemental Data
Net assets, end of period (in millions)	$2,330	$3,828	$2,826	$1,114	$88
Portfolio turnover rate G	75%	66%	47%	37% H	46%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.03)%.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended November 30, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$577,311	Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	2.2 - 24.0 / 8.1	Increase
			Enterprise value/Net income multiple (EV/NI)	14.8	Increase
			Enterprise value/Gross profit multiple (EV/GP)	7.5	Increase
			Premium rate	5.0%	Increase
			Probability rate	20.0% - 80.0% / 50.0%	Increase
		Market approach	Discount rate	10.0% - 50.0% / 33.6%	Decrease
			Transaction price	$1.11 - $85.87 / $27.65	Increase
			Probability rate	25.0% - 75.0% / 50.0%	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	30.0%	Decrease
			Exit multiple	2.5	Increase
		Black scholes	Volatility	60.0% - 100.0% / 81.0%	Increase
			Term	2.0 - 5.0 / 4.3	Increase
Corporate Bonds	$11,954	Market comparable	Discount rate	29.2%	Decrease
			Enterprise value/Revenue multiple (EV/R)	2.9	Increase
			Probability rate	10.0% - 50.0% / 33.3%	Increase
		Black scholes	Volatility	75.0%	Increase
			Term	1.1	Increase
Preferred Securities	$9,834	Market comparable	Enterprise value/Revenue multiple (EV/R)	4.8	Increase
			Probability rate	10.0% - 90.0% / 50.0%	Increase
		Market approach	Discount rate	10.0% - 50.0% / 36.3%	Decrease
			Transaction price	$1.11 - $100.00 / $35.00	Increase
			Probability rate	25.0% - 75.0% / 50.0%	Increase
		Black scholes	Volatility	70.0% - 100.0% / 89.7%	Increase
			Term	2.0 - 3.0 / 2.7	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Growth Opportunities Fund	$12

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred Trustee compensation, net operating losses, capital loss carryforwards and   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,607,734
Gross unrealized depreciation	(1,856,535)
Net unrealized appreciation (depreciation)	$2,751,199
Tax Cost	$12,347,728

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,897,510)
Net unrealized appreciation (depreciation) on securities and other investments	$2,751,159

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(1,897,510)
Long-term	(-)
Total capital loss carryforward	$(1,897,510)

The Fund intends to elect to defer to its next fiscal year $46,910 of ordinary losses recognized during the period January 1, 2022 to November 30, 2022.

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$167,720	$ 170,667
Long-term Capital Gains	2,084,020	829,606
Total	$2,251,740	$ 1,000,273

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Growth Opportunities Fund	13,284.09

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Advisor Growth Opportunities Fund	Stripe, Inc.	$1,118	$(1,118)

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Growth Opportunities Fund	13,633,041	16,095,415

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .46% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$7,808	$230
Class M	.25%	.25%	12,466	8
Class C	.75%	.25%	9,997	1,819
			$30,271	$2,057

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,770
Class M	88
Class C A	12
$1,870

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$5,201.17
Class M	3,885.16
Class C	1,712.17
Class I	14,102.16
Class Z	1,162.04
	$26,062

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Growth Opportunities Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Growth Opportunities Fund	$338

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Growth Opportunities Fund	Borrower	$35,439.98%		$125

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Growth Opportunities Fund	1,379,364	1,191,672	(28,247)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor Growth Opportunities Fund	22

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Growth Opportunities Fund	$34

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Growth Opportunities Fund	$243	$295	$1,857

8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Growth Opportunities Fund	$26,329	2.23%	$7

9. Expense Reductions.
In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $633.

10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Growth Opportunities Fund
Distributions to shareholders
Class A	$383,847	$169,745
Class M	311,608	168,099
Class C	146,868	72,157
Class I	1,065,687	439,475
Class Z	343,730	150,797
Total	$2,251,740	$1,000,273

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2022	Year ended November 30, 2021	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Advisor Growth Opportunities Fund
Class A
Shares sold	7,278	8,318	$794,992	$1,283,675
Reinvestment of distributions	2,511	1,142	362,972	161,306
Shares redeemed	(7,570)	(4,829)	(828,468)	(742,467)
Net increase (decrease)	2,219	4,631	$329,496	$702,514
Class M
Shares sold	2,024	2,549	$223,304	$385,475
Reinvestment of distributions	2,107	1,163	300,595	162,126
Shares redeemed	(3,818)	(4,290)	(419,272)	(654,784)
Net increase (decrease)	313	(578)	$104,627	$(107,183)
Class C
Shares sold	1,830	3,273	$171,562	$416,992
Reinvestment of distributions	1,177	581	138,522	68,282
Shares redeemed	(3,130)	(2,973)	(280,287)	(379,808)
Net increase (decrease)	(123)	881	$29,797	$105,466
Class I
Shares sold	25,262	34,051	$3,147,620	$5,739,683
Reinvestment of distributions	6,084	2,534	970,856	391,310
Shares redeemed	(39,190)	(18,463)	(4,835,461)	(3,082,104)
Net increase (decrease)	(7,844)	18,122	$(716,985)	$3,048,889
Class Z
Shares sold	10,960	12,098	$1,437,835	$2,064,123
Reinvestment of distributions	1,870	860	301,936	134,230
Shares redeemed	(12,944)	(9,566)	(1,589,902)	(1,641,411)
Net increase (decrease)	(114)	3,392	$149,869	$556,942

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 12, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022
Fidelity Advisor® Growth Opportunities Fund
Class A	.81%
Actual		$ 1,000	$ 942.10	$ 3.94
Hypothetical- B		$ 1,000	$ 1,021.01	$ 4.10
Class M	1.04%
Actual		$ 1,000	$ 941.10	$ 5.06
Hypothetical- B		$ 1,000	$ 1,019.85	$ 5.27
Class C	1.55%
Actual		$ 1,000	$ 938.60	$ 7.53
Hypothetical- B		$ 1,000	$ 1,017.30	$ 7.84
Class I	.55%
Actual		$ 1,000	$ 943.30	$ 2.68
Hypothetical- B		$ 1,000	$ 1,022.31	$ 2.79
Class Z	.43%
Actual		$ 1,000	$ 943.90	$ 2.10
Hypothetical- B		$ 1,000	$ 1,022.91	$ 2.18

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.
Class A designates 43%; Class M designates 79%; Class C designates 100%; Class I designates 32%; and Class Z designates 28%; of the dividends distributed in December, as qualifying for the dividends-received deduction for corporate shareholders.
Class A designates 55%; Class M designates 100%; Class C designates 100%; Class I designates 41%; and Class Z designates 36%; of the dividends distributed in December, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
Class A, Class I, and Class Z designate 1% of the dividends distributed in December respectively during the fiscal year as a section 199A dividend.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.704314.125
GO-ANN-0123
Fidelity® Real Estate High Income Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call  to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate High Income Fund	-8.84%	1.00%	3.17%

$1,000,000 Over 10 Years

Let's say hypothetically that $1,000,000 was invested in Fidelity® Real Estate High Income Fund on November 30, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. CMBS ex AAA Index performed over the same period.

1,600,000
1,500,000
1,400,000
1,300,000
1,200,000
1,100,000
$1,000,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$1,366,100 Fidelity® Real Estate High Income Fund
$1,232,424 Bloomberg U.S. CMBS ex AAA Index

Management's Discussion of Fund Performance
Market Recap:
Commercial mortgage-backed securities, as measured by the Bloomberg U.S. CMBS ex AAA Index, returned -13.18% for the 12 months ending November 30, 2022. It was a difficult year for most fixed-income asset classes - including CMBS - amid rising Treasury yields, the U.S. Federal Reserve's aggressive campaign to raise its benchmark interest rate to counteract persistent inflationary pressure, and volatility that erupted after Russia invaded Ukraine in late February. This period, the Fed hiked its key rate by 375 basis points, with all indications pointing to additional increases in the first half of 2023, potentially creating recessionary conditions. Reflecting the difficult backdrop, the Bloomberg index posted only three monthly gains this period. Real estate fundamentals were solid for much of the 12 months, especially in the industrial and multifamily sectors, while CMBS delinquency fell. However, many unanswered questions remained in the office sector, given the pandemic legacy of increased work from home. Toward the end of the period, real estate valuations started seeing signs of pressure, as interest rate increases took hold.
Comments from Co-Portfolio Managers Stephen Rosen, William Maclay and Matthew Torchia:
For the fiscal year, the fund returned -8.84%, considerably ahead of its benchmark, the Bloomberg U.S. CMBS ex AAA Index. Relative to the benchmark, the fund benefited from exposure to seasoned, short-duration conduit (multi-loan, multi-borrower) securities and floating-rate SASB (single-asset, single-borrower) CMBS holdings. The former were boosted by loan repayments and positive credit events, while also being less impacted by rising interest rates. The latter benefited from exposure to high-quality property types and institutional sponsors, as well as a positive correlation to rising rates, as floating-rate bond coupons reset each month. This period, roughly half of the fund was invested in SASB CMBS, about one-third in conduit CMBS, and the remainder in real estate company bonds and loans. The fund's average credit quality was BB-, reflecting our focus on high-yield securities in higher-quality tiers. One meaningful contributor was JPMCC 2012-CBX, a CMBS holding where the fund had exposure across multiple tranches. These positions benefited from loan repayments/resolutions and stabilizing performance at the two main retail assets remaining in the trust. Another contributor to performance was GSMS 2013-GC16 F, which benefited from loan repayments and positive performance on a large retail center loan. Conversely, two detractors from performance were BX 2020-VIVA (D and E tranches) and SLG 2021-OVA G - both longer-duration securities - which were more heavily impacted by increasing interest rates and a widening spread environment.
Note to shareholders:
On October 1, 2022, Matthew Torchia assumed co-management responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
BX Trust	7.3
GS Mortgage Securities Trust	4.5
Morgan Stanley Capital I Trust	4.5
BANK	3.9
Morgan Stanley BAML Trust	3.8
BX Commercial Mortgage Trust	3.6
COMM Mortgage Trust	3.5
Benchmark Mortgage Trust	3.5
JPMorgan Chase Commercial Mortgage Securities Trust	3.0
Citigroup Commercial Mortgage Trust	3.0
40.6

Market Sectors (% of Fund's net assets)

Diversified Financial Services	3.4
Homebuilders/Real Estate	3.4
Hotels	1.1
Gaming	0.6
Telecommunications	0.4

Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Corporate Bonds - 4.2%
	Principal Amount (a)	Value ($)
Convertible Bonds - 0.3%
Diversified Financial Services - 0.3%
Colony Capital Operating Co. LLC 5.75% 7/15/25 (b)	1,264,000	2,130,598
Nonconvertible Bonds - 3.9%
Gaming - 0.6%
Caesars Entertainment, Inc.:
6.25% 7/1/25 (b)	1,690,000	1,670,231
8.125% 7/1/27 (b)	2,315,000	2,323,797
		3,994,028
Healthcare - 0.1%
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (b)	1,085,000	926,916
Homebuilders/Real Estate - 1.7%
Adams Homes, Inc. 7.5% 2/15/25 (b)	1,215,000	1,012,730
American Finance Trust, Inc./American Finance Operating Partnership LP 4.5% 9/30/28 (b)	3,195,000	2,444,175
American Tower Corp. 4.05% 3/15/32	1,785,000	1,623,051
DTZ U.S. Borrower LLC 6.75% 5/15/28 (b)	685,000	654,237
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (b)	2,290,000	1,894,545
Kennedy-Wilson, Inc.:
4.75% 3/1/29	1,520,000	1,233,860
4.75% 2/1/30	2,545,000	2,016,913
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (b)	385,000	294,044
Service Properties Trust 7.5% 9/15/25	1,095,000	1,059,413
		12,232,968
Hotels - 1.1%
Hilton Grand Vacations Borrower Escrow LLC 4.875% 7/1/31 (b)	3,200,000	2,641,280
Marriott Ownership Resorts, Inc.:
4.5% 6/15/29 (b)	900,000	758,234
4.75% 1/15/28	3,250,000	2,851,000
Times Square Hotel Trust 8.528% 8/1/26 (b)	1,548,416	1,524,637
		7,775,151
Telecommunications - 0.4%
Uniti Group, Inc.:
6% 1/15/30 (b)	2,395,000	1,728,088
7.875% 2/15/25 (b)	1,195,000	1,200,023
		2,928,111
TOTAL NONCONVERTIBLE BONDS		27,857,174
TOTAL CORPORATE BONDS (Cost $33,088,106)		29,987,772

Asset-Backed Securities - 2.5%
	Principal Amount (a)	Value ($)
American Homes 4 Rent Series 2015-SFR2 Class XS, 0% 10/17/52 (b)(c)(d)(e)	2,544,766	25
Capital Trust RE CDO Ltd. Series 2005-1A:
Class D, 1 month U.S. LIBOR + 1.500% 3.3464% 3/20/50 (b)(c)(e)(f)	750,000	75
Class E, 1 month U.S. LIBOR + 2.100% 3.9464% 3/20/50 (b)(c)(e)(f)	2,670,000	267
Crest Ltd. Series 2004-1A Class H1, 3 month U.S. LIBOR + 3.690% 6.4829% 1/28/40 (b)(c)(e)(f)	3,107,938	311
DataBank Issuer, LLC Series 2021-1A Class C, 4.43% 2/27/51 (b)	1,500,000	1,250,949
Diamond Infrastructure Funding LLC Series 2021-1A Class C, 3.475% 4/15/49 (b)	859,000	665,274
FirstKey Homes Trust Series 2021-SFR1 Class F1, 3.238% 8/17/38 (b)	1,068,000	875,641
Home Partners of America Trust:
Series 2019-2 Class F, 3.866% 10/19/39 (b)	2,039,503	1,686,804
Series 2021-1 Class F, 3.325% 9/17/41 (b)	913,110	716,006
Series 2021-2 Class G, 4.505% 12/17/26 (b)	5,389,027	4,402,138
Series 2021-3 Class F, 4.242% 1/17/41 (b)	1,242,078	1,019,591
Merit Securities Corp. Series 13 Class M1, 7.88% 12/28/33 (c)	591,296	580,726
Progress Residential Trust:
Series 2019-SFR3:
Class F, 3.867% 9/17/36 (b)	1,228,000	1,154,762
Class G, 4.116% 9/17/36 (b)	998,000	935,944
Series 2020-SFR1:
Class G, 4.028% 4/17/37 (b)	1,638,000	1,481,538
Class H, 5.268% 4/17/37 (b)	462,000	421,726
Series 2020-SFR3 Class H, 6.234% 10/17/27 (b)	966,000	892,590
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 3 month U.S. LIBOR + 4.500% 9.0316% 12/5/36 (b)(c)(e)(f)	5,856,569	439
Tricon American Homes:
Series 2017-SFR2 Class F, 5.104% 1/17/36 (b)	664,000	641,425
Series 2020-SFR1 Class F, 4.882% 7/17/38 (b)	574,000	507,537
Tricon Residential Trust Series 2021-SFR1 Class G, 4.133% 7/17/38 (b)	672,000	557,606
TOTAL ASSET-BACKED SECURITIES (Cost $28,004,985)		17,791,374

Collateralized Mortgage Obligations - 0.0%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.0%
Countrywide Home Loans, Inc. Series 2003-R1 Class 2B4, 3.3614% 2/25/43 (b)(c)(e)	27,816	3,616
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.4206% 2/25/42 (b)(c)(e)	24,704	5,460
Series 2002-W6 subordinate REMIC pass thru certificates, Class 3B4, 3.675% 1/25/42 (b)(c)(e)	20,064	1,737
Series 2003-W10 subordinate REMIC pass thru certificates:
Class 2B4, 3.4275% 6/25/43 (c)(g)	88,680	34,944
Class 2B5, 3.4275% 6/25/43 (c)(e)(g)	9,340	94
TOTAL U.S. GOVERNMENT AGENCY		42,235
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $43,970)		45,851

Commercial Mortgage Securities - 81.1%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2019-RLJ Class D, 1 month U.S. LIBOR + 1.950% 5.825% 4/15/36 (b)(c)(f)	4,028,000	3,850,646
Series 2015-200P Class F, 3.7157% 4/14/33 (b)(c)	2,588,000	2,105,548
BANK:
sequential payer Series 2022-BNK42:
Class D, 2.5% 6/15/55 (b)	1,664,000	983,241
Class E, 2.5% 6/15/55 (b)	1,302,000	694,306
Series 2017-BNK4 Class D, 3.357% 5/15/50 (b)	4,416,000	3,152,294
Series 2017-BNK6 Class D, 3.1% 7/15/60 (b)	2,593,000	1,896,693
Series 2017-BNK8:
Class D, 2.6% 11/15/50 (b)	4,653,000	3,131,983
Class E, 2.8% 11/15/50 (b)	2,625,000	1,493,626
Series 2018-BN12 Class D, 3% 5/15/61 (b)	2,082,000	1,409,437
Series 2019-BN18 Class D, 3% 5/15/62 (b)	4,284,000	2,979,555
Series 2019-BN19 Class D, 3% 8/15/61 (b)	3,753,000	2,546,520
Series 2019-BN22 Class D, 2.5% 11/15/62 (b)	2,465,000	1,631,303
Series 2020-BN26 Class D, 2.5% 3/15/63 (b)	1,269,000	807,901
Series 2020-BN27 Class D, 2.5% 4/15/63 (b)	921,000	594,812
Series 2020-BN28 Class E, 2.5% 3/15/63 (b)	903,000	523,956
Series 2020-BN29 Class E, 2.5% 11/15/53 (b)	1,064,000	611,452
Series 2020-BN30:
Class E, 2.5% 12/15/53 (b)	735,000	405,960
Class MCDG, 3.0155% 12/15/53 (c)	3,921,000	2,353,814
Series 2022-BNK43 Class D, 3% 8/15/55 (b)	2,614,000	1,563,376
Series 2022-BNK44 Class C, 5.7462% 11/15/32 (c)	2,079,000	1,741,248
Bank of America Commercial Mortgage Securities Trust Series 2017-BNK3 Class D, 3.25% 2/15/50 (b)	2,201,000	1,659,931
Bank of America Commercial Mortgage Trust Series 2016-UB10 Class D, 3% 7/15/49 (b)	726,000	558,080
Barclays Commercial Mortgage Securities LLC Series 2019-C5:
Class D, 2.5% 11/15/52 (b)	726,000	476,125
Class E, 2.5% 11/15/52 (b)	2,545,000	1,554,734
BBCMS Mortgage Trust:
sequential payer:
Series 2020-C8 Class E, 2.25% 10/15/53 (b)	3,013,000	1,706,878
Series 2022-C14 Class A5, 2.946% 2/15/55	1,486,000	1,249,932
Series 2022-C17 Class D, 2.5% 9/15/55 (b)	1,200,000	701,217
Series 2016-ETC Class D, 3.7292% 8/14/36 (b)(c)	1,749,000	1,395,465
Series 2020-C6 Class E, 2.4% 2/15/53 (b)	1,512,000	904,923
Series 2020-C7 Class D, 3.7169% 4/15/53 (b)(c)	840,000	554,886
Series 2022-C16 Class A5, 4.6% 6/15/55	2,793,000	2,683,953
Series 2022-C17 Class B, 4.889% 9/15/55	1,491,000	1,346,089
Series 2022-C18 Class B, 6.1482% 12/15/55 (c)	1,890,000	1,895,720
Benchmark Mortgage Trust:
sequential payer:
Series 2019-B14:
Class 225D, 3.4041% 12/15/62 (b)(c)	1,680,000	1,392,930
Class 225E, 3.4041% 12/15/62 (b)(c)	1,132,000	942,321
Series 2020-B20 Class E, 2% 10/15/53 (b)	2,100,000	1,158,513
Series 2018-B6 Class D, 3.2587% 10/10/51 (b)(c)	1,877,000	1,355,771
Series 2018-B7:
Class D, 3% 5/15/53 (b)(c)	833,000	595,101
Class E, 3% 5/15/53 (b)(c)	833,000	555,918
Series 2019-B12 Class B, 3.5702% 8/15/52	1,186,000	984,047
Series 2020-B18:
Class AGNG, 4.5348% 7/15/53 (b)(c)	4,074,000	3,279,878
Class D, 2.25% 7/15/53 (b)	1,500,000	938,211
Series 2020-B21:
Class D, 2% 12/17/53 (b)	1,638,000	962,314
Class E, 2% 12/17/53 (b)	1,533,000	806,008
Series 2020-B22 Class E, 2% 1/15/54 (b)	1,826,000	994,532
Series 2020-IG3 Class 825E, 3.0763% 9/15/48 (b)(c)	3,049,000	2,154,261
Series 2021-B25:
Class 300D, 3.094% 4/15/54 (b)(c)	6,055,000	4,199,781
Class 300E, 3.094% 4/15/54 (b)(c)	1,113,000	751,350
Series 2022-B35 Class D, 2.5% 5/15/55 (b)	3,003,000	1,734,087
Series 2022-B36 Class D, 2.5% 7/15/55 (b)	1,872,000	1,022,973
Series 2022-B37 Class C, 5.9431% 11/15/55	2,090,000	1,850,201
BHP Trust floater Series 2019-BXHP Class F, 1 month U.S. LIBOR + 2.930% 6.813% 8/15/36 (b)(c)(f)	1,165,500	1,073,496
BMO Mortgage Trust Series 2022-C1:
Class 360D, 4.0699% 2/15/42 (b)(c)	1,638,000	1,046,617
Class 360E, 4.0699% 2/15/42 (b)(c)	1,970,000	1,258,157
Bx 2021-Xl2 floater Series 2021-XL2 Class J, 1 month U.S. LIBOR + 3.890% 7.765% 10/15/38 (b)(c)(f)	6,640,840	6,079,214
BX Commercial Mortgage Trust:
floater:
Series 2021-CIP Class G, 1 month U.S. LIBOR + 3.960% 7.844% 12/15/38 (b)(c)(f)	2,187,000	1,886,256
Series 2021-MC Class G, 1 month U.S. LIBOR + 3.080% 6.9618% 4/15/34 (b)(c)(f)	1,572,000	1,338,509
Series 2021-PAC Class G, 1 month U.S. LIBOR + 2.940% 6.8221% 10/15/36 (b)(c)(f)	3,192,000	2,866,796
Series 2021-VINO:
Class F, 1 month U.S. LIBOR + 2.800% 6.6773% 5/15/38 (b)(c)(f)	2,627,000	2,383,308
Class G, 1 month U.S. LIBOR + 3.950% 7.8273% 5/15/38 (b)(c)(f)	4,994,000	4,548,331
Series 2020-VIVA:
Class D, 3.667% 3/11/44 (b)(c)	9,422,000	6,909,741
Class E, 3.667% 3/11/44 (b)(c)	8,563,000	5,988,157
Bx Commercial Mortgage Trust 2 floater Series 2022-LP2 Class G, CME Term SOFR 1 Month Index + 4.100% 7.9001% 2/15/39 (b)(c)(f)	3,510,248	3,236,348
BX Trust:
floater:
Series 2017-APPL Class F, 1 month U.S. LIBOR + 4.250% 8.25% 7/15/34 (b)(c)(f)	2,249,924	2,200,477
Series 2019-IMC Class G, 1 month U.S. LIBOR + 3.600% 7.473% 4/15/34 (b)(c)(f)	3,255,000	2,995,943
Series 2019-XL Class J, CME Term SOFR 1 Month Index + 2.760% 6.5587% 10/15/36 (b)(c)(f)	16,482,350	15,551,471
Series 2021-ACNT Class G, 1 month U.S. LIBOR + 3.290% 7.171% 11/15/38 (b)(c)(f)	2,541,000	2,336,121
Series 2021-ARIA Class G, 1 month U.S. LIBOR + 3.140% 7.0171% 10/15/36 (b)(c)(f)	2,500,000	2,164,607
Series 2021-BXMF Class G, 1 month U.S. LIBOR + 3.340% 7.2245% 10/15/26 (b)(c)(f)	4,374,000	3,840,857
Series 2021-MFM1:
Class F, 1 month U.S. LIBOR + 3.000% 6.8753% 1/15/34 (b)(c)(f)	834,000	770,664
Class G, 1 month U.S. LIBOR + 3.900% 7.7753% 1/15/34 (b)(c)(f)	417,000	377,438
Series 2021-SOAR:
Class G, 6.676% 6/15/38 (b)(c)	1,271,369	1,165,709
Class J, 7.626% 6/15/38 (b)(c)	2,542,738	2,331,255
Series 2021-VOLT:
Class E, 1 month U.S. LIBOR + 2.000% 5.8753% 9/15/36 (b)(c)(f)	1,785,000	1,660,850
Class G, 1 month U.S. LIBOR + 2.850% 6.7253% 9/15/36 (b)(c)(f)	2,448,000	2,237,105
Series 2022-LBA6:
Class C, CME Term SOFR 1 Month Index + 1.600% 5.3942% 1/15/39 (b)(c)(f)	1,456,000	1,358,648
Class F, CME Term SOFR 1 Month Index + 3.350% 7.1443% 1/15/39 (b)(c)(f)	4,315,000	3,930,262
Class G, CME Term SOFR 1 Month Index + 4.200% 7.9943% 1/15/39 (b)(c)(f)	1,381,000	1,257,712
floater sequential payer Series 2021-LGCY Class J, 1 month U.S. LIBOR + 3.190% 7.068% 10/15/36 (b)(c)(f)	1,390,000	1,209,739
Series 2019-OC11 Class E, 4.0755% 12/9/41 (b)(c)	9,367,000	7,242,790
BXP Trust Series 2021-601L Class E, 2.868% 1/15/44 (b)(c)	709,000	412,708
BXSC Commercial Mortgage Trust floater Series 2022-WSS Class F, 9.124% 3/15/35 (b)(c)	2,283,000	2,117,087
CALI Mortgage Trust Series 2019-101C Class F, 4.4686% 3/10/39 (b)(c)	3,093,000	2,150,192
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, 1 month U.S. LIBOR + 3.250% 7.123% 12/15/37 (b)(c)(f)	10,526,000	9,608,890
Camb Commercial Mortgage Trust Series 2021-CX2 Class D, 2.8636% 11/10/46 (b)(c)	736,000	505,194
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (b)	4,073,000	2,708,087
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.3345% 9/10/46 (b)(c)	7,323,000	6,871,637
Series 2016-C3 Class D, 3% 11/15/49 (b)	4,412,000	2,760,554
Series 2019-GC41:
Class D, 3% 8/10/56 (b)	2,273,000	1,520,753
Class E, 3% 8/10/56 (b)	1,848,000	1,177,625
Series 2019-GC43 Class E, 3% 11/10/52 (b)	2,772,000	1,768,990
Series 2020-420K Class E, 3.4222% 11/10/42 (b)(c)	2,081,000	1,463,123
Series 2020-GC46:
Class D, 2.6% 2/15/53 (b)	2,756,000	1,809,487
Class E, 2.6% 2/15/53 (b)	329,000	199,615
Series 2022-GC48:
Class D, 2.5% 6/15/55 (b)	3,129,000	1,806,788
Class E, 2.5% 6/15/55 (b)	2,562,000	1,345,610
Cologix Data Centers U.S. Issuer, LLC / Cologix Data Centers U.S. Co.-Issuer, LLC Series 2021-1A Class C, 5.99% 12/26/51 (b)	1,500,000	1,257,543
COMM Mortgage Trust:
floater Series 2018-HCLV Class G, 1 month U.S. LIBOR + 5.150% 9.0293% 9/15/33 (b)(c)(f)	1,487,000	1,212,909
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (b)	2,840,000	2,430,581
Series 2012-CR1:
Class D, 5.4718% 5/15/45 (b)(c)	7,226,000	5,302,045
Class G, 2.462% 5/15/45 (b)(e)	2,322,000	648,107
Series 2013-CR10 Class D, 5.0312% 8/10/46 (b)(c)	3,673,000	3,463,552
Series 2014-CR15 Class D, 4.8183% 2/10/47 (b)(c)	1,060,000	1,002,965
Series 2014-CR17 Class E, 5.0066% 5/10/47 (b)(c)	589,000	395,244
Series 2014-UBS2 Class D, 5.1457% 3/10/47 (b)(c)	3,454,000	3,045,876
Series 2015-3BP Class F, 3.3463% 2/10/35 (b)(c)	4,405,000	3,622,868
Series 2017-CD4 Class D, 3.3% 5/10/50 (b)	3,969,000	2,974,611
Series 2019-CD4 Class C, 4.3497% 5/10/50 (c)	1,920,000	1,599,527
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (b)	1,146,000	836,115
Commercial Mortgage Trust Series 2016-CD2 Class D, 2.8632% 11/10/49 (c)	1,680,000	941,315
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR2:
Class D, 5.0709% 8/15/45 (b)(c)	789,000	732,981
Class E, 5.0709% 8/15/45 (b)(c)	5,385,400	4,558,471
Class F, 4.25% 8/15/45 (b)	7,162,000	5,345,990
Series 2014-CR2 Class G, 4.25% 8/15/45 (b)(e)	1,556,000	854,878
Core Industrial Trust floater Series 2019-CORE Class E, 1 month U.S. LIBOR + 1.900% 5.775% 12/15/31 (b)(c)(f)	2,385,600	2,164,906
CPT Mortgage Trust sequential payer Series 2019-CPT:
Class E, 3.0967% 11/13/39 (b)(c)	1,785,000	1,213,281
Class F, 3.0967% 11/13/39 (b)(c)	2,772,000	1,778,176
Credit Suisse Commercial Mortgage Trust floater Series 2021-SOP2 Class F, 1 month U.S. LIBOR + 4.210% 8.0922% 6/15/34 (b)(f)	2,561,600	2,312,580
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1 Class H, 6% 5/17/40 (b)	25,212	25,204
Credit Suisse Mortgage Trust:
floater:
Series 2021-4SZN Class A, CME Term SOFR 1 Month Index + 3.960% 7.7615% 11/15/23 (b)(c)(f)	7,098,000	6,675,037
Series 2021-BPNY Class A, 1 month U.S. LIBOR + 3.710% 7.5904% 8/15/23 (b)(c)(f)	2,289,000	2,188,929
Series 2019-UVIL Class E, 3.3928% 12/15/41 (b)(c)	2,289,000	1,521,817
Series 2020-NET Class F, 3.8277% 8/15/37 (b)(c)	918,000	797,704
Series 2021-BRIT Class A, CME Term SOFR 1 Month Index + 3.570% 7.3677% 5/15/23 (b)(c)(f)	3,724,760	3,465,254
CRSNT Trust floater Series 2021-MOON:
Class F, 1 month U.S. LIBOR + 3.500% 7.38% 4/15/36 (b)(c)(f)	840,000	745,671
Class G, 1 month U.S. LIBOR + 4.500% 8.38% 4/15/36 (b)(c)(f)	493,000	437,256
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.5867% 6/15/50 (b)(c)	3,902,000	2,855,845
Series 2017-CX9 Class D, 4.1944% 9/15/50 (b)(c)	1,615,000	1,205,561
DBCCRE Mortgage Trust Series 2014-ARCP:
Class D, 5.099% 1/10/34 (b)(c)	833,000	765,092
Class E, 5.099% 1/10/34 (b)(c)	4,264,000	3,763,705
DBGS Mortgage Trust:
Series 2018-C1:
Class C, 4.7807% 10/15/51 (c)	777,000	662,242
Class D, 3.0307% 10/15/51 (b)(c)	3,459,000	2,472,435
Series 2019-1735 Class F, 4.3344% 4/10/37 (b)(c)	1,000,000	662,607
DC Office Trust Series 2019-MTC Class E, 3.1744% 9/15/45 (b)(c)	1,029,000	677,965
ELP Commercial Mortgage Trust floater Series 2021-ELP Class J, 1 month U.S. LIBOR + 3.610% 7.4909% 11/15/38 (b)(c)(f)	2,289,000	2,003,543
GS Mortgage Securities Corp. II Series 2010-C1 Class B, 5.148% 8/10/43 (b)	193,730	190,391
GS Mortgage Securities Corp. Trust floater Series 2019-70P Class F, 1 month U.S. LIBOR + 2.650% 6.525% 10/15/36 (b)(c)(f)	2,550,000	2,303,338
GS Mortgage Securities Trust:
Series 2011-GC5:
Class D, 5.299% 8/10/44 (b)(c)	1,929,752	795,593
Class E, 5.299% 8/10/44 (b)(c)(e)	2,432,000	209,656
Class F, 4.5% 8/10/44 (b)(e)	4,308,000	15,112
Series 2012-GCJ9 Class D, 4.6339% 11/10/45 (b)(c)	4,238,000	4,193,077
Series 2013-GC12 Class D, 4.5614% 6/10/46 (b)(c)	869,000	838,585
Series 2013-GC16:
Class D, 5.4881% 11/10/46 (b)(c)	3,923,000	3,672,904
Class F, 3.5% 11/10/46 (b)	2,530,000	2,273,570
Series 2016-GS2 Class D, 2.753% 5/10/49 (b)	2,058,050	1,590,989
Series 2017-GS6 Class D, 3.243% 5/10/50 (b)	4,676,000	3,520,022
Series 2019-GC38 Class D, 3% 2/10/52 (b)	1,162,000	819,012
Series 2019-GC39 Class D, 3% 5/10/52 (b)	2,830,000	1,960,042
Series 2019-GC40 Class D, 3% 7/10/52 (b)	2,079,000	1,454,044
Series 2019-GC42:
Class D, 2.8% 9/1/52 (b)	4,807,000	3,256,290
Class E, 2.8% 9/1/52 (b)	2,519,000	1,597,834
Series 2019-GS5 Class C, 4.299% 3/10/50 (c)	2,499,000	2,081,103
Series 2019-GSA1 Class E, 2.8% 11/10/52 (b)	1,655,000	1,044,807
Series 2020-GC45:
Class D, 2.85% 2/13/53 (b)	2,289,000	1,530,419
Class SWD, 3.3258% 12/13/39 (b)(c)	1,764,000	1,136,346
Series 2020-GC47 Class D, 3.5696% 5/12/53 (b)(c)	756,000	528,833
Hilton U.S.A. Trust:
Series 2016-HHV:
Class E, 4.3333% 11/5/38 (b)(c)	3,079,000	2,634,149
Class F, 4.3333% 11/5/38 (b)(c)	5,977,000	5,050,483
Series 2016-SFP Class F, 6.1552% 11/5/35 (b)	3,595,000	3,330,547
Home Partners of America Trust Series 2019-1:
Class E, 3.604% 9/17/39 (b)	1,317,003	1,123,181
Class F, 4.101% 9/17/39 (b)	213,700	182,848
Hudson Yards Mortgage Trust:
Series 2019-30HY Class E, 3.5579% 7/10/39 (b)(c)	1,947,000	1,380,767
Series 2019-55HY Class F, 3.0409% 12/10/41 (b)(c)	1,617,000	1,097,542
ILPT Commercial Mortgage Trust floater Series 2022-LPF2:
Class D, CME Term SOFR 1 Month Index + 4.190% 7.9863% 10/15/39 (b)(c)(f)	1,150,000	1,124,832
Class E, CME Term SOFR 1 Month Index + 5.940% 9.7343% 10/15/39 (b)(c)(f)	2,058,000	2,027,863
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (b)	2,083,000	1,826,155
Intown Mortgage Trust floater Series 2022-STAY Class E, CME Term SOFR 1 Month Index + 5.030% 8.8254% 8/15/39 (b)(c)(f)	1,623,000	1,571,332
J.P. Morgan Chase Commercial Mortgage Securities floater Series 2022-NXSS Class D, CME Term SOFR 1 Month Index + 4.120% 7.9233% 8/15/39 (b)(c)(f)	1,000,000	992,473
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (b)	604,000	443,504
Series 2014-C26 Class D, 4.0155% 1/15/48 (b)(c)	2,329,000	1,966,580
Series 2015-C32 Class C, 4.8052% 11/15/48 (c)	1,500,000	1,085,431
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.5203% 12/15/49 (b)(c)	2,418,000	1,802,812
JPMDB Commercial Mortgage Securities Trust:
Series 2017-C7 Class D, 3% 10/15/50 (b)	3,285,000	2,353,737
Series 2018-C8 Class D, 3.4712% 6/15/51 (b)(c)	1,171,000	794,353
Series 2019-COR6:
Class D, 2.5% 11/13/52 (b)	1,354,000	907,124
Class E, 2.5% 11/13/52 (b)	2,582,000	1,611,068
Series 2020-COR7 Class D, 1.75% 5/13/53 (b)	1,535,000	908,812
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2019-MFP Class F, 1 month U.S. LIBOR + 3.000% 6.875% 7/15/36 (b)(c)(f)	777,000	713,128
Series 2021-MHC Class E, 1 month U.S. LIBOR + 2.450% 6.325% 4/15/38 (b)(c)(f)	3,060,000	2,875,777
Series 2011-C3:
Class E, 5.709% 2/15/46 (b)(c)	3,008,000	1,300,508
Class G, 4.409% 2/15/46 (b)(c)	1,082,000	85,856
Class H, 4.409% 2/15/46 (b)(c)(e)	2,622,000	252,812
Series 2012-CBX:
Class E, 4.8344% 6/15/45 (b)(c)	2,744,008	2,348,319
Class F, 4% 6/15/45 (b)(e)	3,743,000	1,410,706
Class G 4% 6/15/45 (b)	4,129,000	1,000,923
Series 2013-LC11:
Class D, 4.3719% 4/15/46 (c)	3,677,000	3,051,575
Class E, 3.25% 4/15/46 (b)(c)	104,000	71,239
Class F, 3.25% 4/15/46 (b)(c)(e)	5,894,000	1,192,946
Series 2014-DSTY:
Class D, 3.9314% 6/10/27 (b)(c)(e)	3,213,000	8,032
Class E, 3.9314% 6/10/27 (b)(c)(e)	4,232,000	10,551
Series 2018-AON Class F, 4.767% 7/5/31 (b)(c)	2,150,000	1,734,653
Series 2019-OSB Class E, 3.9089% 6/5/39 (b)(c)	2,350,000	1,794,213
Series 2020-NNN:
Class EFX, 3.972% 1/16/37 (b)	2,771,000	2,348,649
Class FFX, 4.6254% 1/16/37 (b)	2,388,000	1,958,304
Class GFX, 4.8445% 1/16/37 (b)(c)	942,000	758,687
KNDR Trust floater Series 2021-KIND Class F, 1 month U.S. LIBOR + 3.950% 7.825% 8/15/38 (b)(c)(f)	4,439,911	3,919,396
La Quita Mortgage Trust floater Series 2022-LAQ Class F, CME Term SOFR 1 Month Index + 5.970% 9.7818% 3/15/39 (b)(c)(f)	1,764,000	1,666,195
Liberty Street Trust Series 2016-225L Class E, 4.8035% 2/10/36 (b)(c)	2,063,000	1,715,530
LIFE Mortgage Trust floater Series 2021-BMR Class G, 1 month U.S. LIBOR + 2.950% 6.825% 3/15/38 (b)(c)(f)	11,211,758	10,452,594
Market Mortgage Trust Series 2020-525M Class F, 3.0386% 2/12/40 (b)(c)	1,976,000	1,082,011
MED Trust floater Series 2021-MDLN Class G, 1 month U.S. LIBOR + 5.250% 9.126% 11/15/38 (b)(c)(f)	7,774,000	6,848,165
Merit floater Series 2021-STOR:
Class G, 1 month U.S. LIBOR + 2.750% 6.625% 7/15/38 (b)(c)(f)	735,000	672,358
Class J, 1 month U.S. LIBOR + 3.950% 7.825% 7/15/38 (b)(c)(f)	458,000	410,934
MHC Commercial Mortgage Trust floater Series 2021-MHC Class G, 1 month U.S. LIBOR + 3.200% 7.076% 4/15/38 (b)(c)(f)	14,000,000	12,838,430
MHC Trust floater Series 2021-MHC2 Class F, 1 month U.S. LIBOR + 2.400% 6.275% 5/15/38 (b)(c)(f)	3,850,000	3,541,104
MHP Commercial Mortgage Trust floater Series 2022-MHIL Class G, CME Term SOFR 1 Month Index + 3.950% 7.7518% 1/15/27 (b)(c)(f)	2,285,341	2,075,082
MOFT Trust Series 2020-ABC:
Class D, 3.5926% 2/10/42 (b)(c)	1,144,000	761,737
Class E, 3.5926% 2/10/42 (b)(c)	841,000	528,457
Morgan Stanley BAML Trust:
sequential payer Series 2014-C18 Class 300E, 4.6896% 8/15/31	1,666,000	1,412,996
Series 2012-C5 Class E, 4.7919% 8/15/45 (b)(c)	889,000	821,086
Series 2012-C6 Class D, 4.6472% 11/15/45 (b)(c)	3,633,000	3,353,016
Series 2012-C6, Class F, 4.6472% 11/15/45 (b)(c)	1,575,000	1,268,557
Series 2013-C12 Class D, 4.9148% 10/15/46 (b)(c)	3,996,000	3,572,492
Series 2013-C13:
Class D, 5.0587% 11/15/46 (b)(c)	5,150,000	4,709,806
Class E, 5.0587% 11/15/46 (b)(c)	1,666,000	1,426,184
Series 2013-C8 Class D, 4.2065% 12/15/48 (b)(c)	1,883,000	1,775,547
Series 2013-C9:
Class D, 4.2346% 5/15/46 (b)(c)	4,440,000	4,054,704
Class E, 4.2346% 5/15/46 (b)(c)	1,594,370	1,415,147
Series 2016-C30 Class D, 3% 9/15/49 (b)	798,000	514,403
Series 2017-C33 Class D, 3.356% 5/15/50 (b)	2,932,000	2,191,111
Morgan Stanley Capital I Trust:
Series 1998-CF1 Class G, 7.35% 7/15/32 (b)(c)	10,678	10,558
Series 2011-C2:
Class D, 5.385% 6/15/44 (b)(c)	3,951,280	3,711,913
Class F, 5.385% 6/15/44 (b)(c)(e)	3,015,000	1,942,084
Series 2011-C3:
Class C, 5.2525% 7/15/49 (b)(c)	342,407	336,774
Class D, 5.2525% 7/15/49 (b)(c)	8,074,000	7,752,733
Class E, 5.2525% 7/15/49 (b)(c)(e)	2,610,000	2,306,733
Class F, 5.2525% 7/15/49 (b)(c)(e)	984,000	655,837
Class G, 5.2525% 7/15/49 (b)(c)(e)	3,536,800	1,819,151
Series 2012-C4 Class D, 5.3359% 3/15/45 (b)(c)	888,566	821,916
Series 2015-MS1 Class D, 4.1581% 5/15/48 (b)(c)	4,300,000	3,535,952
Series 2016-BNK2 Class C, 3% 11/15/49 (b)(e)	4,506,000	3,350,383
Series 2017-H1 Class D, 2.546% 6/15/50 (b)	5,262,000	3,742,557
Series 2018-MP Class E, 4.4185% 7/11/40 (b)(c)	2,499,000	1,794,651
Series 2020-CNP Class D, 2.5085% 4/5/42 (b)(c)	1,043,000	664,027
MSCCG Trust floater sequential payer Series 2018-SELF Class F, 1 month U.S. LIBOR + 3.050% 6.923% 10/15/37 (b)(c)(f)	935,805	877,313
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (b)(c)	1,014,000	701,431
Natixis Commercial Mortgage Securities Trust:
floater Series 2018-FL1 Class WAN2, 1 month U.S. LIBOR + 3.750% 7.6253% 6/15/35 (b)(c)(f)	222,000	168,638
Series 2018-TECH:
Class E, 1 month U.S. LIBOR + 2.250% 6.276% 11/15/34 (b)(c)(f)	638,000	610,708
Class F, 1 month U.S. LIBOR + 3.000% 7.026% 11/15/34 (b)(c)(f)	96,000	90,106
Class G, 1 month U.S. LIBOR + 4.000% 8.026% 11/15/34 (b)(c)(f)	572,000	537,029
Series 2019-10K:
Class E, 4.2724% 5/15/39 (b)(c)	984,000	756,699
Class F, 4.2724% 5/15/39 (b)(c)	3,014,000	2,114,300
Series 2020-2PAC:
Class AMZ2, 3.6167% 1/15/37 (b)(c)	1,754,950	1,525,341
Class AMZ3, 3.6167% 1/15/37 (b)(c)	822,675	708,822
OPG Trust floater Series 2021-PORT:
Class G, 1 month U.S. LIBOR + 2.390% 6.273% 10/15/36 (b)(c)(f)	912,918	835,133
Class J, 1 month U.S. LIBOR + 3.340% 7.221% 10/15/36 (b)(c)(f)	1,516,733	1,359,482
PKHL Commercial Mortgage Trust floater Series 2021-MF:
Class F, 1 month U.S. LIBOR + 3.350% 7.226% 7/15/38 (b)(c)(f)	2,225,000	1,994,331
Class NR, 1 month U.S. LIBOR + 6.000% 9.876% 7/15/38 (b)(c)(f)	631,000	559,870
Prima Capital Ltd. floater Series 2021-9A Class C, 1 month U.S. LIBOR + 2.350% 6.2886% 12/15/37 (b)(c)(f)	1,000,000	934,552
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (b)	1,557,513	1,598,622
SFO Commercial Mortgage Trust floater Series 2021-555 Class F, 1 month U.S. LIBOR + 3.650% 7.525% 5/15/38 (b)(c)(f)	1,383,000	1,180,264
SG Commercial Mortgage Securities Trust:
Series 2019-PREZ Class F, 3.593% 9/15/39 (b)(c)	3,206,000	2,263,993
Series 2020-COVE:
Class F, 3.8518% 3/15/37 (b)(c)	3,855,000	3,299,322
Class G, 3.8518% 3/15/37 (b)(c)	1,782,000	1,463,379
SLG Office Trust Series 2021-OVA Class G, 2.8506% 7/15/41 (b)	8,069,000	4,997,851
SMRT Commercial Mortgage Trust floater Series 2022-MINI Class F, CME Term SOFR 1 Month Index + 3.350% 7.145% 1/15/39 (b)(c)(f)	3,360,000	3,065,237
SOHO Trust Series 2021-SOHO Class D, 2.7865% 8/10/38 (b)(c)	2,499,000	1,670,240
SREIT Trust floater:
Series 2021-IND Class G, 1 month U.S. LIBOR + 3.260% 7.1408% 10/15/38 (b)(c)(f)	3,339,000	2,952,500
Series 2021-MFP:
Class E, 1 month U.S. LIBOR + 2.020% 5.9021% 11/15/38 (b)(c)(f)	3,297,000	3,090,447
Class F, 1 month U.S. LIBOR + 2.620% 6.5002% 11/15/38 (b)(c)(f)	1,405,000	1,309,941
Series 2021-MFP2:
Class G, 1 month U.S. LIBOR + 2.960% 6.8425% 11/15/36 (b)(c)(f)	3,024,000	2,796,677
Class J, 1 month U.S. LIBOR + 3.910% 7.7905% 11/15/36 (b)(c)(f)	1,803,000	1,657,213
STWD Trust floater sequential payer Series 2021-LIH:
Class F, 1 month U.S. LIBOR + 3.550% 7.426% 11/15/36 (b)(c)(f)	2,500,000	2,285,261
Class G, 1 month U.S. LIBOR + 4.200% 8.075% 11/15/36 (b)(c)(f)	1,134,000	1,037,052
TPGI Trust floater Series 2021-DGWD Class G, 1 month U.S. LIBOR + 3.850% 7.73% 6/15/26 (b)(c)(f)	1,008,000	927,703
UBS Commercial Mortgage Trust:
Series 2012-C1:
Class D, 6.6606% 5/10/45 (b)(c)(e)	457,821	416,612
Class E, 5% 5/10/45 (b)(c)(e)	1,911,000	745,290
Class F, 5% 5/10/45 (b)(c)(e)	2,484,000	128,709
Series 2018-C8 Class C, 4.8664% 2/15/51 (c)	756,000	653,561
UBS-BAMLL Trust:
Series 12-WRM Class D, 4.3793% 6/10/30 (b)(c)(e)	2,090,000	1,880,786
Series 2012-WRM Class C, 4.3793% 6/10/30 (b)(c)(e)	890,000	845,371
VASA Trust:
floater Series 2021-VASA Class G, 1 month U.S. LIBOR + 5.000% 8.875% 7/15/39 (b)(c)(f)	693,000	630,882
floater sequential payer Series 2021-VASA Class F, 1 month U.S. LIBOR + 3.900% 7.775% 7/15/39 (b)(c)(f)	3,009,000	2,746,477
VMC Finance Ltd. floater Series 2021-HT1 Class B, 1 month U.S. LIBOR + 4.500% 8.4386% 1/18/37 (b)(c)(f)	9,895,000	9,127,390
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-SAVE Class E, 1 month U.S. LIBOR + 3.650% 7.525% 2/15/40 (b)(c)(f)	511,779	446,886
sequential payer Series 2020-C57 Class D, 2.5% 8/15/53 (b)	2,108,000	1,351,915
Series 2015-NXS4 Class D, 3.8415% 12/15/48 (c)	1,834,000	1,556,471
Series 2016-BNK1 Class D, 3% 8/15/49 (b)	1,526,000	912,872
Series 2016-NXS6 Class D, 3.059% 11/15/49 (b)	4,250,000	3,217,004
Series 2017-RB1 Class D, 3.401% 3/15/50 (b)	1,824,000	1,318,796
Series 2018-C44 Class D, 3% 5/15/51 (b)	3,949,000	2,721,040
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (c)(e)	1,252,600	89,446
Series 2011-C3:
Class D, 5.4196% 3/15/44 (b)(c)	3,921,839	1,568,735
Class E, 5% 3/15/44 (b)(e)	1,258,000	6,290
Class F, 5% 3/15/44 (b)(e)	1,384,543	122
Series 2011-C4:
Class D, 4.9882% 6/15/44 (b)(c)	1,616,000	1,443,802
Class E, 4.9882% 6/15/44 (b)(c)	1,274,000	1,020,062
Series 2011-C5:
Class E, 5.7043% 11/15/44 (b)(c)	1,727,064	1,640,711
Class F, 5.25% 11/15/44 (b)(c)	3,930,000	3,576,611
Class G, 5.25% 11/15/44 (b)(c)	1,255,150	1,092,127
Series 2012-C7 Class E, 4.806% 6/15/45 (b)(c)	1,461,203	111,636
Series 2013-C11:
Class D, 4.4052% 3/15/45 (b)(c)	1,865,000	1,719,141
Class E, 4.4052% 3/15/45 (b)(c)	4,999,000	4,155,791
Series 2013-C13 Class D, 4.2887% 5/15/45 (b)(c)	1,499,000	1,441,970
Series 2013-C16 Class D, 5.148% 9/15/46 (b)(c)	668,000	600,844
WFCM Series 2022-C62 Class D, 2.5% 4/15/55 (b)	2,352,000	1,342,936
Worldwide Plaza Trust Series 2017-WWP Class F, 3.7154% 11/10/36 (b)(c)	1,695,000	955,571
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (b)(c)	1,638,000	1,296,907
Class PR2, 3.6332% 6/5/35 (b)(c)	4,354,000	3,230,144
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $692,971,832)		585,916,221

Common Stocks - 0.0%
	Shares	Value ($)
Diversified Financial Services - 0.0%
Cyxtera Technologies, Inc. Class A (h) (Cost $919,192)	92,200	180,712

Preferred Stocks - 2.2%
	Shares	Value ($)
Convertible Preferred Stocks - 0.2%
Homebuilders/Real Estate - 0.2%
RLJ Lodging Trust Series A, 1.95%	70,550	1,742,585
Nonconvertible Preferred Stocks - 2.0%
Diversified Financial Services - 0.5%
AGNC Investment Corp. Series E, 6.50% (c)	97,792	2,116,219
MFA Financial, Inc. Series B, 7.50%	80,525	1,585,537
		3,701,756
Homebuilders/Real Estate - 1.5%
Arbor Realty Trust, Inc. Series F, 6.25% (c)	92,000	1,829,880
DiamondRock Hospitality Co. 8.25%	25,800	637,260
Digitalbridge Group, Inc.:
Series H, 7.125%	59,229	1,102,844
Series I, 7.15%	71,600	1,351,092
Dynex Capital, Inc. Series C 6.90% (c)	57,707	1,251,665
Franklin BSP Realty Trust, Inc. 7.50%	87,175	1,638,018
iStar Financial, Inc. Series G, 7.65%	20,700	509,427
Rexford Industrial Realty, Inc. Series B, 5.875%	91,475	2,074,653
		10,394,839
TOTAL NONCONVERTIBLE PREFERRED STOCKS		14,096,595
TOTAL PREFERRED STOCKS (Cost $18,383,049)		15,839,180

Bank Loan Obligations - 2.6%
	Principal Amount (a)	Value ($)
Diversified Financial Services - 2.6%
Agellan Portfolio 9% 8/7/25 (e)(i)	908,000	908,000
Mhp 2022-Mhil Mezz U.S. Secured Overnight Fin. Rate (SOFR) Index + 5.000% 8.7943% 1/9/24 (c)(e)(f)(i)	4,858,250	4,615,338
Sunbelt Mezz U.S. Secured Overnight Fin. Rate (SOFR) Index + 4.450% 8.3085% 1/21/27 (c)(e)(f)(i)	2,792,918	2,792,918
Veritas Multifamily Portfolio 1 month U.S. LIBOR + 8.500% 12.3753% 11/15/23 (c)(e)(f)(i)	11,130,675	10,685,448

TOTAL BANK LOAN OBLIGATIONS (Cost $19,686,253)		19,001,704

Preferred Securities - 0.0%
	Principal Amount (a)	Value ($)
Homebuilders/Real Estate - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (b)(e)	3,000,000	60,000
Crest Dartmouth Street 2003-1 Ltd. Series 2003-1A Class PS, 6/28/38 (b)(e)	3,100,000	310

TOTAL PREFERRED SECURITIES (Cost $6,004,704)		60,310

Money Market Funds - 7.1%
	Shares	Value ($)
Fidelity Cash Central Fund 3.86% (j) (Cost $51,234,326)	51,224,081	51,234,326

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $850,336,417)	720,057,450
NET OTHER ASSETS (LIABILITIES) - 0.3%	2,155,546
NET ASSETS - 100.0%	722,212,996

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $597,162,856 or 82.7% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(e)	Level 3 security
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $35,038 or 0.0% of net assets.

(h)	Non-income producing
(i)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B4, 3.4275% 6/25/43	9/29/03	36,013

Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B5, 3.4275% 6/25/43	9/29/03	1,275

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	52,745,879	238,534,508	240,046,061	379,564	-	-	51,234,326	0.1%
Total	52,745,879	238,534,508	240,046,061	379,564	-	-	51,234,326

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Financials	8,421,319	8,421,319	-	-
Information Technology	180,712	180,712	-	-
Real Estate	7,417,861	5,675,276	1,742,585	-

Corporate Bonds	29,987,772	-	29,987,772	-

Asset-Backed Securities	17,791,374	-	17,790,257	1,117

Collateralized Mortgage Obligations	45,851	-	34,944	10,907

Commercial Mortgage Securities	585,916,221	-	567,126,607	18,789,614

Bank Loan Obligations	19,001,704	-	-	19,001,704

Preferred Securities	60,310	-	-	60,310

Money Market Funds	51,234,326	51,234,326	-	-
Total Investments in Securities:	720,057,450	65,511,633	616,682,165	37,863,652

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Commercial Mortgage Securities
Beginning Balance	$18,382,360
Net Realized Gain (Loss) on Investment Securities	(5,637,313)
Net Unrealized Gain (Loss) on Investment Securities	4,803,300
Cost of Purchases	-
Proceeds of Sales	(10,614,823)
Amortization/Accretion	(536,064)
Transfers into Level 3	16,016,006
Transfers out of Level 3	(3,623,852)
Ending Balance	$18,789,614
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2022	$(887,798)
Bank Loan Obligations
Beginning Balance	$19,322,516
Net Realized Gain (Loss) on Investment Securities	6,276
Net Unrealized Gain (Loss) on Investment Securities	(738,249)
Cost of Purchases	9,692,950
Proceeds of Sales	(9,293,964)
Amortization/Accretion	12,175
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$19,001,704
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2022	$(702,710)
Other Investments in Securities
Beginning Balance	$68,384
Net Realized Gain (Loss) on Investment Securities	1,760
Net Unrealized Gain (Loss) on Investment Securities	(106,743)
Cost of Purchases	118,617
Proceeds of Sales	320,176
Amortization/Accretion	(337,586)
Transfers into Level 3	7,726
Transfers out of Level 3	-
Ending Balance	$72,334
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2022	$(106,743)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
		November 30, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $799,102,091)	$668,823,124
Fidelity Central Funds (cost $51,234,326)	51,234,326

Total Investment in Securities (cost $850,336,417)		$720,057,450
Cash		20,454
Receivable for investments sold		1,288,628
Dividends receivable		9,897
Interest receivable		3,548,923
Distributions receivable from Fidelity Central Funds		154,465
Prepaid expenses		1,066
Total assets		725,080,883
Liabilities
Payable for investments purchased	$1,873,249
Distributions payable	386,720
Accrued management fee	417,849
Other affiliated payables	31,714
Audit fee payable	156,980
Other payables and accrued expenses	1,375
Total Liabilities		2,867,887
Net Assets		$722,212,996
Net Assets consist of:
Paid in capital		$887,160,463
Total accumulated earnings (loss)		(164,947,467)
Net Assets		$722,212,996
Net Asset Value , offering price and redemption price per share ($722,212,996 ÷ 100,683,668 shares)		$7.17

Statement of Operations
		Year ended November 30, 2022
Investment Income
Dividends		$1,182,314
Interest		42,353,470
Income from Fidelity Central Funds		379,564
Total Income		43,915,348
Expenses
Management fee	$5,831,556
Transfer agent fees	125,380
Accounting fees and expenses	338,395
Custodian fees and expenses	6,334
Independent trustees' fees and expenses	2,949
Audit	186,045
Legal	592
Miscellaneous	8,715
Total expenses before reductions	6,499,966
Expense reductions	(17,038)
Total expenses after reductions		6,482,928
Net Investment income (loss)		37,432,420
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(18,182,556)
Total net realized gain (loss)		(18,182,556)
Change in net unrealized appreciation (depreciation) on investment securities		(98,119,750)
Net gain (loss)		(116,302,306)
Net increase (decrease) in net assets resulting from operations		$(78,869,886)
Statement of Changes in Net Assets

	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$37,432,420	$32,403,728
Net realized gain (loss)	(18,182,556)	1,569,874
Change in net unrealized appreciation (depreciation)	(98,119,750)	45,558,308
Net increase (decrease) in net assets resulting from operations	(78,869,886)	79,531,910
Distributions to shareholders	(35,148,510)	(35,060,206)
Distributions to shareholders from tax return of capital	(3,443,243)	-
Total Distributions	(38,591,753)	(35,060,206)
Share transactions
Proceeds from sales of shares	1,542,700	118,054,500
Reinvestment of distributions	34,056,356	31,502,367
Cost of shares redeemed	(141,867,241)	(5,109,731)
Net increase (decrease) in net assets resulting from share transactions	(106,268,185)	144,447,136
Total increase (decrease) in net assets	(223,729,824)	188,918,840

Net Assets
Beginning of period	945,942,820	757,023,980
End of period	$722,212,996	$945,942,820

Other Information
Shares
Sold	206,697	14,527,015
Issued in reinvestment of distributions	4,453,015	3,876,956
Redeemed	(18,754,870)	(626,815)
Net increase (decrease)	(14,095,158)	17,777,156

Financial Highlights
Fidelity® Real Estate High Income Fund

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$8.24	$7.80	$8.77	$8.44	$8.60
Income from Investment Operations
Net investment income (loss) A,B	.345	.305	.341	.418	.417
Net realized and unrealized gain (loss)	(1.059)	.469	(.972)	.338	(.148)
Total from investment operations	(.714)	.774	(.631)	.756	.269
Distributions from net investment income	(.324)	(.334)	(.339)	(.426)	(.429)
Tax return of capital	(.032)	-	-	-	-
Total distributions	(.356)	(.334)	(.339)	(.426)	(.429)
Net asset value, end of period	$7.17	$8.24	$7.80	$8.77	$8.44
Total Return C	(8.84)%	10.07%	(7.06)%	9.15%	3.23%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.78%	.78%	.79%	.80%	.80%
Expenses net of fee waivers, if any	.78%	.78%	.79%	.80%	.80%
Expenses net of all reductions	.78%	.78%	.79%	.79%	.80%
Net investment income (loss)	4.48%	3.74%	4.41%	4.83%	4.91%
Supplemental Data
Net assets, end of period (000 omitted)	$722,213	$945,943	$757,024	$821,523	$732,992
Portfolio turnover rate F	16%	22%	27%	26%	13% G

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

G Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended November 30, 2022

1. Organization.
Fidelity Real Estate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

The Fund attempts to obtain prices from one or more third party pricing services or brokers. For certain securities, independent prices may be unavailable, unreliable or limited to a single third party pricing service or broker, and the values reflected may differ from the amount that would be realized if the securities were sold.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Bank Loan Obligations	$19,001,704	Discounted cash flow	Yield	8.8% - 20.4% / 15.8%	Decrease
Preferred Securities	$60,310	Indicative market price	Evaluated bid	$0.00 - $2.00 / $1.99	Increase
Asset-Backed Securities	$1,117	Indicative market price	Evaluated bid	$0.00 - $0.01 / $0.01	Increase
Commercial Mortgage Securities	$18,789,614	Indicative market price	Evaluated bid	$0.01 - $94.99 / $62.79	Increase
Collateralized Mortgage Obligations	$10,907	Indicative market price	Evaluated bid	$1.01 - $22.10 / $16.76	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   passive foreign investment companies (PFIC), market discount, controlled foreign corporations, tax return of capital and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 5,932,153
Gross unrealized depreciation	(136,280,387)
Net unrealized appreciation (depreciation)	$(130,348,234)
Tax Cost	$850,405,684

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(31,437,629)
Net unrealized appreciation (depreciation) on securities and other investments	$(130,348,234)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(10,443,799)
Long-term	(20,993,830)
Total capital loss carryforward	$(31,437,629)

For the period ended November 30, 2022, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes.   This was due to reductions in taxable income available for distribution after certain distributions had been made.

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$ 35,148,510	$35,060,206
Return of Capital	$3,443,243	$-
Total	$38,591,753	$35,060,206

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

LIBOR Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management does not expect the adoption of ASU 2020-04 to have a material impact on the Fund's financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate High Income Fund	133,110,322	252,328,662

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .02% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Real Estate High Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Real Estate High Income Fund	$71

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Real Estate High Income Fund	$1,471

7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,042.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $14,996.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, certain otherwise unaffiliated shareholders were owners of record of more than 50% of the outstanding shares as follows:

Fund	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Fidelity Real Estate High Income Fund	3	61%

9. Credit and Liquidity Risk.
The Fund invests a significant portion of its assets in below investment grade securities with contractual cash flows, such as asset backed securities, collateralized mortgage obligations and commercial mortgage backed securities. As these securities have a higher degree of sensitivity to changes in economic conditions, including real estate values, the risk of default is higher, and the liquidity and/or value of such securities may be adversely affected.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Real Estate High Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Real Estate High Income Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the "Fund") as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at .
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022

Fidelity® Real Estate High Income Fund	.77%
Actual		$ 1,000	$ 962.20	$ 3.79
Hypothetical- B		$ 1,000	$ 1,021.21	$ 3.90

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates $32,106,051 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $33,800,652 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 4% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 6% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.734092.123
REHI-ANN-0123
Fidelity Advisor® Series Growth Opportunities Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity Advisor® Series Growth Opportunities Fund	-32.42%	16.76%	15.15%

A     From November 07, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Growth Opportunities Fund, on November 07, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

56,000
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
$10,000
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$35,934 Fidelity Advisor® Series Growth Opportunities Fund
$31,253 Russell 3000® Growth Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.

Comments from Portfolio Manager Kyle Weaver:
For the fiscal year ending November 30, 2022, the fund returned -32.42%, trailing the -21.59% result of the benchmark, the Russell 3000® Growth Index. Versus the benchmark, security selection was the primary detractor, especially within consumer discretionary. Weak picks in the information technology sector, primarily within the software & services industry, also hurt. Also hampering our result was an overweighting in communication services. The fund's biggest individual relative detractor was an overweighting in Carvana, which returned -97% the past year. Also hindering performance was our outsized stake in Roku, which returned -74%. Another key detractor was our out-of-benchmark position in Sea Limited (-79%). Conversely, the largest contributor to performance versus the benchmark was an overweighting in energy. Also helping was an underweighting in consumer discretionary and an overweighting in utilities. Our non-benchmark stake in T-Mobile was the fund's biggest individual relative contributor, driven by an advance of 39%. This was among the fund's biggest holdings. The fund's non-benchmark position in Exxon Mobil, a position we established this period, gained 44%. Another notable relative contributor was our overweighting in Hess (+109%), another investment we established this period. Notable changes in positioning include a lower allocation to the consumer discretionary and communication services sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	8.0
Alphabet, Inc. Class C	5.1
Amazon.com, Inc.	4.1
T-Mobile U.S., Inc.	4.1
NVIDIA Corp.	3.4
Apple, Inc.	3.0
Antero Resources Corp.	2.7
Uber Technologies, Inc.	2.4
UnitedHealth Group, Inc.	2.1
Tesla, Inc.	2.1
37.0

Market Sectors (% of Fund's net assets)

Information Technology	39.2
Communication Services	15.7
Health Care	12.6
Consumer Discretionary	12.4
Energy	10.0
Materials	2.7
Utilities	2.6
Industrials	2.4
Financials	1.6
Consumer Staples	0.3
Real Estate	0.2

Asset Allocation (% of Fund's net assets)

Foreign investments - 12.3%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 97.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 15.6%
Diversified Telecommunication Services - 0.0%
AT&T, Inc.	7,300	140,744
Cellnex Telecom SA (a)	2,100	72,216
Starry Group Holdings, Inc. Class A (b)	54,022	10,156
		223,116
Entertainment - 1.3%
Netflix, Inc. (b)	4,400	1,344,332
Roku, Inc. Class A (b)	50,096	2,974,200
Sea Ltd. ADR (b)	84,540	4,934,600
		9,253,132
Interactive Media & Services - 9.0%
Alphabet, Inc.:
Class A (b)	129,500	13,078,205
Class C (b)	356,060	36,122,287
Epic Games, Inc. (b)(c)(d)	2,200	1,863,070
Meta Platforms, Inc. Class A (b)	64,789	7,651,581
Snap, Inc. Class A (b)	86,500	891,815
Zoominfo Technologies, Inc. (b)	129,784	3,711,822
		63,318,780
Media - 1.2%
Charter Communications, Inc. Class A (b)	3,700	1,447,773
Innovid Corp. (b)(c)	35,509	105,107
Magnite, Inc. (b)	235,602	2,617,538
TechTarget, Inc. (b)	47,100	2,150,586
The Trade Desk, Inc. (b)	39,355	2,051,970
		8,372,974
Wireless Telecommunication Services - 4.1%
T-Mobile U.S., Inc. (b)	188,824	28,599,283
TOTAL COMMUNICATION SERVICES		109,767,285
CONSUMER DISCRETIONARY - 11.7%
Auto Components - 0.1%
Aptiv PLC (b)	4,800	512,016
Mobileye Global, Inc.	5,700	162,507
		674,523
Automobiles - 2.1%
General Motors Co.	3,600	146,016
Neutron Holdings, Inc. (b)(c)(d)	77,208	1,652
Rad Power Bikes, Inc. (b)(c)(d)	13,874	60,491
Rivian Automotive, Inc.	1,700	54,468
Tesla, Inc. (b)	73,360	14,283,192
		14,545,819
Diversified Consumer Services - 0.0%
Duolingo, Inc. (b)	1,500	104,505
Hotels, Restaurants & Leisure - 0.1%
Airbnb, Inc. Class A (b)	2,827	288,750
Domino's Pizza, Inc.	200	77,746
Sonder Holdings, Inc. (b)(e)	53,918	95,435
Sonder Holdings, Inc.:
rights (b)(d)	1,133	804
rights (b)(d)	1,132	679
rights (b)(d)	1,132	589
rights (b)(d)	1,132	509
rights (b)(d)	1,132	441
rights (b)(d)	1,132	396
		465,349
Household Durables - 0.0%
Lennar Corp. Class A	800	70,264
Internet & Direct Marketing Retail - 8.1%
Amazon.com, Inc. (b)	300,280	28,989,031
Cazoo Group Ltd. Class A (b)(e)	518,358	139,957
Doordash, Inc. (b)	51,872	3,021,544
FSN E-Commerce Ventures Private Ltd.	607,320	1,294,184
Global-e Online Ltd. (b)	108,831	2,347,485
Lyft, Inc. (b)	276,072	3,097,528
Uber Technologies, Inc. (b)	581,276	16,938,383
Wayfair LLC Class A (b)	26,186	959,455
		56,787,567
Specialty Retail - 0.6%
Auto1 Group SE (a)(b)	463,968	4,053,752
Carvana Co. Class A (b)(e)	60,800	468,768
		4,522,520
Textiles, Apparel & Luxury Goods - 0.7%
Bombas LLC (b)(c)(d)	174,908	620,923
lululemon athletica, Inc. (b)	12,101	4,602,131
		5,223,054
TOTAL CONSUMER DISCRETIONARY		82,393,601
CONSUMER STAPLES - 0.2%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (b)	2,000	768,740
Food Products - 0.1%
Local Bounti Corp. (b)(e)	187,297	393,324
Tobacco - 0.0%
JUUL Labs, Inc. Class B (b)(c)(d)	709	3,169
Philip Morris International, Inc.	2,100	209,307
		212,476
TOTAL CONSUMER STAPLES		1,374,540
ENERGY - 10.0%
Oil, Gas & Consumable Fuels - 10.0%
Antero Resources Corp. (b)	516,700	18,885,385
Canadian Natural Resources Ltd.	142,400	8,501,761
Cenovus Energy, Inc. (Canada)	303,800	6,041,445
Cheniere Energy, Inc.	3,900	683,904
Exxon Mobil Corp.	112,300	12,503,482
Hess Corp.	70,000	10,073,700
Imperial Oil Ltd.	18,056	1,027,265
Ovintiv, Inc.	130,700	7,287,832
Range Resources Corp.	14,400	415,728
Tourmaline Oil Corp.	85,900	5,228,140
		70,648,642
FINANCIALS - 1.6%
Banks - 1.5%
Starling Bank Ltd. Series D (b)(c)(d)	244,400	874,852
Wells Fargo & Co.	202,400	9,705,080
		10,579,932
Capital Markets - 0.1%
LPL Financial	2,300	544,433
TOTAL FINANCIALS		11,124,365
HEALTH CARE - 12.5%
Biotechnology - 2.5%
ADC Therapeutics SA (b)	9,700	35,502
Agios Pharmaceuticals, Inc. (b)(e)	32,141	968,730
Alnylam Pharmaceuticals, Inc. (b)	9,863	2,175,679
ALX Oncology Holdings, Inc. (b)	25,200	279,720
Arcutis Biotherapeutics, Inc. (b)	7,700	132,671
Argenx SE ADR (b)	6,290	2,503,231
Ascendis Pharma A/S sponsored ADR (b)	8,116	998,755
Blueprint Medicines Corp. (b)	4,400	210,276
Celldex Therapeutics, Inc. (b)	22,700	841,943
Cytokinetics, Inc. (b)	48,641	2,067,243
Erasca, Inc. (b)	61,629	465,299
Exelixis, Inc. (b)	61,209	1,045,450
Gilead Sciences, Inc.	1,600	140,528
Icosavax, Inc. (b)	29,300	97,862
Instil Bio, Inc. (b)	68,500	91,105
Keros Therapeutics, Inc. (b)	14,100	702,744
Moderna, Inc. (b)	400	70,364
Monte Rosa Therapeutics, Inc. (b)	20,023	169,795
Morphic Holding, Inc. (b)	17,000	467,840
Natera, Inc. (b)	1,400	57,568
Nuvalent, Inc. Class A (b)	16,700	549,096
PTC Therapeutics, Inc. (b)	1,500	62,235
Relay Therapeutics, Inc. (b)	53	985
Tenaya Therapeutics, Inc. (b)	14,500	38,425
TG Therapeutics, Inc. (b)	32,000	282,240
Vaxcyte, Inc. (b)	52,102	2,399,818
Verve Therapeutics, Inc. (b)	9,400	218,362
Zentalis Pharmaceuticals, Inc. (b)	32,800	725,536
		17,799,002
Health Care Equipment & Supplies - 2.3%
Blink Health LLC Series A1 (b)(c)(d)	1,597	61,772
Boston Scientific Corp. (b)	173,201	7,840,809
Insulet Corp. (b)	4,845	1,450,448
Penumbra, Inc. (b)	15,695	3,288,259
TransMedics Group, Inc. (b)	58,399	3,613,146
		16,254,434
Health Care Providers & Services - 6.7%
agilon health, Inc. (b)(e)	244,983	4,301,901
Alignment Healthcare, Inc. (b)	35,100	466,830
Centene Corp. (b)	100,587	8,756,098
Guardant Health, Inc. (b)	35,400	1,852,836
Humana, Inc.	19,519	10,733,498
LifeStance Health Group, Inc. (b)	166,816	849,093
Oak Street Health, Inc. (b)	225,702	4,879,677
P3 Health Partners, Inc. (b)(c)	68,956	329,610
The Oncology Institute, Inc. (b)(c)	28,268	39,858
UnitedHealth Group, Inc.	27,491	15,058,470
		47,267,871
Life Sciences Tools & Services - 0.8%
Danaher Corp.	10,897	2,979,349
Sartorius Stedim Biotech	4,169	1,422,893
Thermo Fisher Scientific, Inc.	2,500	1,400,550
		5,802,792
Pharmaceuticals - 0.2%
Arvinas Holding Co. LLC (b)	15,139	621,305
AstraZeneca PLC sponsored ADR	1,100	74,767
Eli Lilly & Co.	1,100	408,188
		1,104,260
TOTAL HEALTH CARE		88,228,359
INDUSTRIALS - 1.5%
Aerospace & Defense - 1.4%
Lockheed Martin Corp.	7,100	3,444,849
Northrop Grumman Corp.	5,300	2,826,437
Space Exploration Technologies Corp. Class A (b)(c)(d)	3,000	210,000
The Boeing Co. (b)	19,300	3,452,384
		9,933,670
Air Freight & Logistics - 0.1%
Delhivery Private Ltd.	35,800	148,566
FedEx Corp.	300	54,666
		203,232
Road & Rail - 0.0%
Bird Global, Inc.:
rights (b)(d)	3,816	153
rights (b)(d)	3,816	114
rights (b)(d)	3,815	76
		343
TOTAL INDUSTRIALS		10,137,245
INFORMATION TECHNOLOGY - 38.8%
Electronic Equipment & Components - 1.4%
Flex Ltd. (b)	241,890	5,316,742
Jabil, Inc.	59,400	4,288,086
		9,604,828
IT Services - 8.3%
Block, Inc. Class A (b)	29,479	1,997,792
Cloudflare, Inc. (b)	29,800	1,464,372
Cyxtera Technologies, Inc. Class A (b)	33,716	66,083
Dlocal Ltd. (b)(e)	231,129	3,374,483
EPAM Systems, Inc. (b)	10,700	3,943,806
Euronet Worldwide, Inc. (b)	1,600	148,720
Fiserv, Inc. (b)	700	73,052
Flywire Corp. (b)	46,039	998,586
Globant SA (b)	3,800	712,044
GoDaddy, Inc. (b)	86,684	6,859,305
Marqeta, Inc. Class A (b)	302,488	2,023,645
MasterCard, Inc. Class A	26,801	9,551,876
MongoDB, Inc. Class A (b)	27,200	4,153,168
Nuvei Corp. (a)(b)	147,385	4,542,677
Okta, Inc. (b)	6,400	341,248
Payoneer Global, Inc. (b)(c)	15,500	83,700
Repay Holdings Corp. (b)	221,030	1,958,326
Shift4 Payments, Inc. (b)(e)	61,000	2,826,740
Snowflake, Inc. (b)	1,900	271,510
TaskUs, Inc. (b)	89,984	1,769,985
Visa, Inc. Class A	50,426	10,942,442
Wix.com Ltd. (b)	800	72,392
		58,175,952
Semiconductors & Semiconductor Equipment - 12.9%
Advanced Micro Devices, Inc. (b)	177,000	13,740,510
Applied Materials, Inc.	55,466	6,079,074
ASML Holding NV (Netherlands)	100	61,052
BE Semiconductor Industries NV	2,800	182,385
GlobalFoundries, Inc. (b)	176,400	11,351,340
Lam Research Corp.	9,619	4,543,823
Marvell Technology, Inc.	143,639	6,682,086
Microchip Technology, Inc.	5,700	451,383
Micron Technology, Inc.	18,760	1,081,514
NVIDIA Corp.	141,376	23,925,060
NXP Semiconductors NV	54,728	9,623,372
onsemi (b)	163,442	12,290,838
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	8,600	713,628
		90,726,065
Software - 13.2%
Adobe, Inc. (b)	1,400	482,902
Bill.Com Holdings, Inc. (b)	25,000	3,010,500
Confluent, Inc. (b)(e)	28,900	665,567
Datadog, Inc. Class A (b)	36,300	2,750,814
DoubleVerify Holdings, Inc. (b)	98,540	2,581,748
Dynatrace, Inc. (b)	177,647	6,883,821
Elastic NV (b)	44,013	2,693,155
Five9, Inc. (b)	30,000	1,923,300
HubSpot, Inc. (b)	7,774	2,355,755
Intapp, Inc. (b)	54,979	1,270,565
Intuit, Inc.	9,113	3,714,368
Microsoft Corp.	221,283	56,458,148
Oracle Corp.	22,800	1,893,084
Pegasystems, Inc.	1,900	68,875
Salesforce.com, Inc. (b)	15,079	2,416,410
SentinelOne, Inc. (b)	11,927	172,942
ServiceNow, Inc. (b)	7,468	3,108,928
Stripe, Inc. Class B (b)(c)(d)	2,500	63,450
Viant Technology, Inc. (b)	58,358	222,928
Zscaler, Inc. (b)	1,900	253,555
		92,990,815
Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	144,813	21,436,668
TOTAL INFORMATION TECHNOLOGY		272,934,328
MATERIALS - 2.6%
Chemicals - 1.0%
CF Industries Holdings, Inc.	28,100	3,040,139
Nutrien Ltd.	41,900	3,368,760
The Mosaic Co.	14,300	733,590
		7,142,489
Metals & Mining - 1.6%
Alcoa Corp.	65,000	3,258,450
ArcelorMittal SA Class A unit GDR	129,700	3,508,385
Freeport-McMoRan, Inc.	98,273	3,911,265
MP Materials Corp. (b)(e)	6,500	216,125
		10,894,225
TOTAL MATERIALS		18,036,714
REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
Opendoor Technologies, Inc. (b)	494,900	915,565
WeWork, Inc. (b)	161,500	445,740
		1,361,305
UTILITIES - 2.6%
Electric Utilities - 1.7%
Constellation Energy Corp.	32,433	3,117,460
ORSTED A/S (a)	32,626	2,856,746
PG&E Corp. (b)	391,000	6,138,700
		12,112,906
Independent Power and Renewable Electricity Producers - 0.9%
NextEra Energy Partners LP	78,590	6,325,709
TOTAL UTILITIES		18,438,615
TOTAL COMMON STOCKS (Cost $533,640,382)		684,444,999

Preferred Stocks - 2.3%
	Shares	Value ($)
Convertible Preferred Stocks - 1.9%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (b)(c)(d)	4,644	854,542

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(b)(c)(d)	1,809	7,887
Series C(b)(c)(d)	7,117	31,030
Series D(b)(c)(d)	12,697	55,359
		94,276
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. Series F (c)	5,401	265,342
Instacart, Inc.:
Series H(b)(c)(d)	10,566	465,961
Series I(b)(c)(d)	3,119	137,548
		868,851
Textiles, Apparel & Luxury Goods - 0.1%
CelLink Corp. Series D (c)(d)	12,100	190,938

TOTAL CONSUMER DISCRETIONARY		1,154,065

CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
GoBrands, Inc. Series G (b)(c)(d)	2,400	378,744

Food Products - 0.0%
Bowery Farming, Inc. Series C1 (b)(c)(d)	13,745	312,012

Tobacco - 0.0%
JUUL Labs, Inc.:
Series C(b)(c)(d)	70,175	313,682
Series D(b)(c)(d)	938	4,193
		317,875
TOTAL CONSUMER STAPLES		1,008,631

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Blink Health LLC Series C (b)(c)(d)	15,631	604,607

Health Care Technology - 0.0%
Aledade, Inc. Series E1 (c)(d)	5,837	280,351

TOTAL HEALTH CARE		884,958

INDUSTRIALS - 0.9%
Aerospace & Defense - 0.7%
Relativity Space, Inc. Series E (b)(c)(d)	36,263	741,941
Space Exploration Technologies Corp.:
Series I(b)(c)(d)	3,290	2,303,000
Series N(b)(c)(d)	2,559	1,791,300
		4,836,241
Construction & Engineering - 0.2%
Beta Technologies, Inc. Series A (b)(c)(d)	15,188	1,251,795

TOTAL INDUSTRIALS		6,088,036

INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (b)(c)(d)	285,844	157,214

IT Services - 0.1%
Yanka Industries, Inc.:
Series E(b)(c)(d)	19,716	219,439
Series F(b)(c)(d)	13,160	146,471
		365,910
Semiconductors & Semiconductor Equipment - 0.1%
GaN Systems, Inc.:
Series F1(c)(d)	10,622	58,527
Series F2(c)(d)	5,609	30,906
SiMa.ai:
Series B(b)(c)(d)	40,700	253,968
Series B1(c)(d)	5,810	42,413
Xsight Labs Ltd. Series D (b)(c)(d)	17,400	122,496
		508,310
Software - 0.2%
Convoy, Inc. Series D (b)(c)(d)	93,888	890,997
Databricks, Inc. Series G (b)(c)(d)	6,600	311,850
Mountain Digital, Inc. Series D (c)(d)	28,106	331,651
Stripe, Inc. Series H (b)(c)(d)	1,100	27,918
Tenstorrent, Inc. Series C1 (b)(c)(d)	1,200	64,128
		1,626,544
TOTAL INFORMATION TECHNOLOGY		2,657,978

MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (b)(c)(d)	23,194	752,181

TOTAL CONVERTIBLE PREFERRED STOCKS		13,400,391
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (b)(c)(d)	1,387,600	29,695
Waymo LLC Series A2 (b)(c)(d)	2,896	133,477
		163,172
Internet & Direct Marketing Retail - 0.4%
Circle Internet Financial Ltd. Series E (c)	53,240	2,615,591

TOTAL CONSUMER DISCRETIONARY		2,778,763

INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Gupshup, Inc. (b)(c)(d)	17,900	317,725

TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,096,488
TOTAL PREFERRED STOCKS (Cost $13,935,824)		16,496,879

Convertible Bonds - 0.1%
	Principal Amount (f)	Value ($)
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Neutron Holdings, Inc.:
4% 10/27/25 (c)(d)(g)	380,900	339,077
4% 5/22/27 (c)(d)	47,700	41,055
4% 6/12/27 (c)(d)	13,100	11,275
(Cost $441,700)		391,407

Preferred Securities - 0.0%
	Principal Amount (f)	Value ($)
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (c)(d)	121,700	114,520
Semiconductors & Semiconductor Equipment - 0.0%
GaN Systems, Inc. 0% (c)(d)(h)	248,956	157,465
Software - 0.0%
Tenstorrent, Inc. 0% (c)(d)(h)	63,300	56,894
TOTAL PREFERRED SECURITIES (Cost $433,956)		328,879

Money Market Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 3.86% (i)	2,313,908	2,314,371
Fidelity Securities Lending Cash Central Fund 3.86% (i)(j)	6,707,467	6,708,138
TOTAL MONEY MARKET FUNDS (Cost $9,022,509)		9,022,509

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $557,474,371)	710,684,673
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(7,007,857)
NET ASSETS - 100.0%	703,676,816

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,525,391 or 1.6% of net assets.

(b)	Non-income producing
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,534,819 or 3.1% of net assets.

(d)	Level 3 security
(e)	Security or a portion of the security is on loan at period end.
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Aledade, Inc. Series E1	5/20/22	290,767

Beta Technologies, Inc. Series A	4/09/21	1,112,825

Blink Health LLC Series A1	12/30/20	43,263

Blink Health LLC Series C	11/07/19 - 7/14/21	596,729

Bombas LLC	2/16/21 - 11/12/21	830,401

Bowery Farming, Inc. Series C1	5/18/21	828,127

ByteDance Ltd. Series E1	11/18/20	508,862

CelLink Corp. Series D	1/20/22	251,969

Circle Internet Financial Ltd. Series E	5/11/21	864,100

Circle Internet Financial Ltd. Series F	5/09/22	227,598

Convoy, Inc. Series D	10/30/19	1,271,244

Databricks, Inc. Series G	2/01/21	390,209

Diamond Foundry, Inc. Series C	3/15/21	556,656

Enevate Corp. Series E	1/29/21	316,911

Enevate Corp. 0% 1/29/23	1/29/21	121,700

Epic Games, Inc.	7/13/20 - 3/29/21	1,730,000

GaN Systems, Inc. Series F1	11/30/21	90,075

GaN Systems, Inc. Series F2	11/30/21	47,564

GaN Systems, Inc. 0%	11/30/21	248,956

GoBrands, Inc. Series G	3/02/21	599,322

Gupshup, Inc.	6/08/21	409,287

Innovid Corp.	6/24/21	355,090

Instacart, Inc. Series H	11/13/20	633,960

Instacart, Inc. Series I	2/26/21	389,875

JUUL Labs, Inc. Class B	11/21/17	0

JUUL Labs, Inc. Series C	5/22/15	0

JUUL Labs, Inc. Series D	6/25/18	0

Mountain Digital, Inc. Series D	11/05/21	645,463

Neutron Holdings, Inc.	2/04/21	772

Neutron Holdings, Inc. Series 1C	7/03/18	253,709

Neutron Holdings, Inc. 4% 10/27/25	10/29/21	380,900

Neutron Holdings, Inc. 4% 5/22/27	6/04/20	47,700

Neutron Holdings, Inc. 4% 6/12/27	6/12/20	13,100

P3 Health Partners, Inc.	5/25/21	689,560

Payoneer Global, Inc.	2/03/21	155,000

Rad Power Bikes, Inc.	1/21/21	66,926

Rad Power Bikes, Inc. Series A	1/21/21	8,726

Rad Power Bikes, Inc. Series C	1/21/21	34,331

Rad Power Bikes, Inc. Series D	9/17/21	121,686

Relativity Space, Inc. Series E	5/27/21	828,069

SiMa.ai Series B	5/10/21	208,685

SiMa.ai Series B1	4/25/22 - 10/17/22	41,198

Space Exploration Technologies Corp. Class A	2/16/21	125,997

Space Exploration Technologies Corp. Series I	4/05/18	556,010

Space Exploration Technologies Corp. Series N	8/04/20	690,930

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	468,193

Stripe, Inc. Class B	5/18/21	100,321

Stripe, Inc. Series H	3/15/21	44,138

Tenstorrent, Inc. Series C1	4/23/21	71,345

Tenstorrent, Inc. 0%	4/23/21	63,300

The Oncology Institute, Inc.	6/28/21	282,680

Waymo LLC Series A2	5/08/20	248,671

Xsight Labs Ltd. Series D	2/16/21	139,130

Yanka Industries, Inc. Series E	5/15/20	238,154

Yanka Industries, Inc. Series F	4/08/21	419,499

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	2,387,842	374,022,798	374,096,269	61,306	-	-	2,314,371	0.0%
Fidelity Securities Lending Cash Central Fund 3.86%	47,492,497	308,469,741	349,254,100	141,347	-	-	6,708,138	0.0%
Total	49,880,339	682,492,539	723,350,369	202,653	-	-	9,022,509

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	110,621,827	107,831,999	72,216	2,717,612
Consumer Discretionary	86,326,429	76,359,181	8,228,869	1,738,379
Consumer Staples	2,383,171	1,371,371	-	1,011,800
Energy	70,648,642	70,648,642	-	-
Financials	11,124,365	10,249,513	-	874,852
Health Care	89,113,317	86,743,694	1,422,893	946,730
Industrials	16,225,281	9,778,336	148,566	6,298,379
Information Technology	275,910,031	272,627,441	243,437	3,039,153
Materials	18,788,895	18,036,714	-	752,181
Real Estate	1,361,305	1,361,305	-	-
Utilities	18,438,615	15,581,869	2,856,746	-

Corporate Bonds	391,407	-	-	391,407

Preferred Securities	328,879	-	-	328,879

Money Market Funds	9,022,509	9,022,509	-	-
Total Investments in Securities:	710,684,673	679,612,574	12,972,727	18,099,372

Net Unrealized Depreciation on Unfunded Commitments	(38,467)	-	-	(38,467)
Total	(38,467)	-	-	(38,467)

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Industrials
Beginning Balance	$7,139,469
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(671,123)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(169,967)
Ending Balance	$6,298,379
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2022	$(671,123)
Other Investments in Securities
Beginning Balance	$17,135,400
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(6,036,333)
Cost of Purchases	658,256
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	43,670
Transfers out of Level 3	-
Ending Balance	$11,800,993
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2022	$(6,036,333)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $6,582,000) - See accompanying schedule:
Unaffiliated issuers (cost $548,451,862)	$701,662,164
Fidelity Central Funds (cost $9,022,509)	9,022,509

Total Investment in Securities (cost $557,474,371)		$710,684,673
Foreign currency held at value (cost $189)		192
Receivable for investments sold		721,782
Receivable for fund shares sold		50,071,258
Dividends receivable		436,177
Interest receivable		15,139
Distributions receivable from Fidelity Central Funds		13,117
Receivable from investment adviser for expense reductions		1,150
Total assets		761,943,488
Liabilities
Payable for investments purchased	$51,346,197
Unrealized depreciation on unfunded commitments	38,467
Payable for fund shares redeemed	21,326
Other payables and accrued expenses	151,492
Collateral on securities loaned	6,709,190
Total Liabilities		58,266,672
Net Assets		$703,676,816
Net Assets consist of:
Paid in capital		$598,105,446
Total accumulated earnings (loss)		105,571,370
Net Assets		$703,676,816
Net Asset Value , offering price and redemption price per share ($703,676,816 ÷ 73,092,221 shares)		$9.63

Statement of Operations
		Year ended November 30, 2022
Investment Income
Dividends		$3,722,229
Interest		11,510
Income from Fidelity Central Funds (including $141,347 from security lending)		202,653
Total Income		3,936,392
Expenses
Custodian fees and expenses	49,524
Independent trustees' fees and expenses	2,434
Interest	5,185
Total expenses before reductions	57,143
Expense reductions	(28,991)
Total expenses after reductions		28,152
Net Investment income (loss)		3,908,240
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $531,748)	(46,069,635)
Foreign currency transactions	(12,332)
Total net realized gain (loss)		(46,081,967)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $745,387)	(225,454,725)
Unfunded commitments	(97,355)
Assets and liabilities in foreign currencies	10,519
Total change in net unrealized appreciation (depreciation)		(225,541,561)
Net gain (loss)		(271,623,528)
Net increase (decrease) in net assets resulting from operations		$(267,715,288)
Statement of Changes in Net Assets

	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,908,240	$2,756,361
Net realized gain (loss)	(46,081,967)	178,515,563
Change in net unrealized appreciation (depreciation)	(225,541,561)	(30,179,053)
Net increase (decrease) in net assets resulting from operations	(267,715,288)	151,092,871
Distributions to shareholders	(182,406,087)	(183,832,859)
Share transactions
Proceeds from sales of shares	362,824,993	152,602,013
Reinvestment of distributions	182,406,087	183,832,858
Cost of shares redeemed	(167,505,935)	(240,907,112)
Net increase (decrease) in net assets resulting from share transactions	377,725,145	95,527,759
Total increase (decrease) in net assets	(72,396,230)	62,787,771

Net Assets
Beginning of period	776,073,046	713,285,275
End of period	$703,676,816	$776,073,046

Other Information
Shares
Sold	33,624,140	8,681,006
Issued in reinvestment of distributions	13,132,188	11,496,739
Redeemed	(15,229,553)	(13,323,687)
Net increase (decrease)	31,526,775	6,854,058

Financial Highlights
Fidelity Advisor® Series Growth Opportunities Fund

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$18.67	$20.55	$16.27	$15.46	$13.86
Income from Investment Operations
Net investment income (loss) A,B	.06	.06	.08	.11 C	.10
Net realized and unrealized gain (loss)	(4.79)	3.39	7.91	3.56	2.83
Total from investment operations	(4.73)	3.45	7.99	3.67	2.93
Distributions from net investment income	(.06)	(.11)	(.13)	(.11)	(.11)
Distributions from net realized gain	(4.25)	(5.22)	(3.59)	(2.75)	(1.22)
Total distributions	(4.31)	(5.33)	(3.71) D	(2.86)	(1.33)
Net asset value, end of period	$9.63	$18.67	$20.55	$16.27	$15.46
Total Return E	(32.42)%	21.11%	63.04%	32.07%	23.13%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	-% H	-% H	.01%	.01%	.01%
Expenses net of all reductions	-% H	-% H	.01%	.01%	.01%
Net investment income (loss)	.57%	.35%	.54%	.77% C	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$703,677	$776,073	$713,285	$647,544	$636,343
Portfolio turnover rate I	97%	84%	78%	78% J	47%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .62%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended November 30, 2022

1. Organization.
Fidelity Advisor Series Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$17,379,086	Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	2.3 - 24.0 / 6.3	Increase
			Enterprise value/Net income multiple (EV/NI)	14.8	Increase
			Enterprise value/Gross profit multiple (EV/GP)	7.5	Increase
			Premium rate	5.0%	Increase
			Probability rate	20.0% - 80.0% / 50.0%	Increase
		Market approach	Discount rate	10.0% - 50.0% / 35.6%	Decrease
			Transaction price	$1.11 - $85.87 / $34.42	Increase
			Probability rate	25.0% - 75.0% / 50.0%	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	30.0%	Decrease
			Exit multiple	2.5	Increase
		Black scholes	Volatility	60.0% - 100.0% / 81.1%	Increase
			Term	2.0 - 5.0 / 4.3	Increase
Corporate Bonds	$391,407	Market comparable	Discount rate	29.2%	Decrease
			Enterprise value/Revenue multiple (EV/R)	2.9	Increase
			Probability rate	10.0% - 50.0% / 33.3%	Increase
		Black scholes	Volatility	75.0%	Increase
			Term	1.1	Increase
Preferred Securities	$328,879	Market comparable	Enterprise value/Revenue multiple (EV/R)	4.8	Increase
			Probability rate	10.0% - 90.0% / 50.0%	Increase
		Market approach	Discount rate	10.0% - 50.0% / 36.7%	De crease
			Transaction price	$1.11 - $100.00 / $33.93	Increase
			Probability rate	25.0% - 75.0% / 50.0%	Increase
		Black scholes	Volatility	70.0% - 100.0% / 90.0%	Increase
			Term	2.0 - 3.0 / 2.7	Increase
A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$211,360,084
Gross unrealized depreciation	(69,349,116)
Net unrealized appreciation (depreciation)	$142,010,968
Tax Cost	$568,635,238

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,942,518
Capital loss carryforward	$(39,249,621)
Net unrealized appreciation (depreciation) on securities and other investments	$142,022,600

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(39,249,621)
Total capital loss carryforward	$(39,249,621)

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$31,798,276	$42,178,700
Long-term Capital Gains	150,607,811	141,654,159
Total	$182,406,087	$183,832,859

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Advisor Series Growth Opportunities Fund	Stripe, Inc.	$38,467	$(38,467)
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Growth Opportunities Fund	871,935,380	676,826,382
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Growth Opportunities Fund	$13,624

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Growth Opportunities Fund	Borrower	$11,645,550.80%		$5,185

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.   Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Series Growth Opportunities Fund	100,956,969	40,780,020	1,239,515

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor Series Growth Opportunities Fund	2,255
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Series Growth Opportunities Fund	$15,110	$254	$-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through March 31, 2026. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $28,991.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Series Growth Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series Growth Opportunities Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 12, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022

Fidelity Advisor® Series Growth Opportunities Fund	-%- D
Actual		$ 1,000	$ 952.50	$- E
Hypothetical- B		$ 1,000	$ 1,025.07	$- E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 6% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 8% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.967930.109
AXS3-ANN-0123
Fidelity Advisor® Series Small Cap Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity Advisor® Series Small Cap Fund	-13.01%	8.29%	8.40%

A     From November 07, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Small Cap Fund, on November 07, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

25,000
22,500
20,000
17,500
15,000
12,500
$10,000
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$20,783 Fidelity Advisor® Series Small Cap Fund
$19,731 Russell 2000® Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Portfolio Manager Jennifer Fo Cardillo:
For the fiscal year ending November 30, 2022, the fund returned -13.01%, performing in line with the -13.01% result of the benchmark Russell 2000® Index. Versus the benchmark, security selection was the primary contributor, led by the industrials sector. Picks among information technology stocks also helped, as did investment choices in consumer discretionary, especially retailing firms. The biggest individual relative contributor was an overweight position in Antero Resources (+104%), which was among the portfolio's biggest holdings. A non-benchmark stake in LPL Financial Holdings gained about 50% and added value as well. We reduced our position in the company the past year. Another notable relative contributor was outsized exposure to Extreme Networks (+56%), one of our biggest holdings as of November 30. Conversely, the primary detractor from performance versus the benchmark was an underweighting in the market-leading energy sector. Weak investment choices in financials, especially banks, also hampered the fund's relative return. Further pressuring the portfolio's relative performance was an overweighting in information technology. Our largest individual relative detractor was an out-of-benchmark investment in Syneos Health (-64%). An overweighting in Synaptics (-62%) hurt as well. Further pressuring performance was our outsized stake in TechTarget, which returned -53%. Notable changes in positioning this period include increased exposure to the materials sector and a lower allocation to consumer discretionary stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Commercial Metals Co.	1.7
EMCOR Group, Inc.	1.6
Extreme Networks, Inc.	1.6
Antero Resources Corp.	1.5
Insight Enterprises, Inc.	1.5
Chemed Corp.	1.4
First Interstate Bancsystem, Inc.	1.4
Lamar Advertising Co. Class A	1.4
Valvoline, Inc.	1.4
Performance Food Group Co.	1.4
14.9

Market Sectors (% of Fund's net assets)

Industrials	18.3
Financials	16.7
Information Technology	14.9
Health Care	13.3
Consumer Discretionary	11.0
Materials	6.9
Real Estate	4.9
Energy	4.4
Consumer Staples	3.8
Communication Services	2.8
Utilities	1.7
Investment Companies	0.8

Asset Allocation (% of Fund's net assets)

Foreign investments - 15%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 98.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.8%
Interactive Media & Services - 1.5%
Cars.com, Inc. (a)	242,000	3,576,760
Ziff Davis, Inc. (a)	29,584	2,729,420
		6,306,180
Media - 0.7%
TechTarget, Inc. (a)	59,500	2,716,770
Wireless Telecommunication Services - 0.6%
Gogo, Inc. (a)	156,100	2,449,209
TOTAL COMMUNICATION SERVICES		11,472,159
CONSUMER DISCRETIONARY - 11.0%
Auto Components - 2.9%
Adient PLC (a)	116,300	4,528,722
Fox Factory Holding Corp. (a)	30,400	3,225,440
Patrick Industries, Inc.	74,581	4,171,315
		11,925,477
Hotels, Restaurants & Leisure - 1.8%
Brinker International, Inc. (a)	59,900	2,003,655
Churchill Downs, Inc.	19,400	4,306,024
Lindblad Expeditions Holdings (a)	105,200	955,216
		7,264,895
Household Durables - 2.1%
Skyline Champion Corp. (a)	98,591	5,125,746
Tempur Sealy International, Inc.	101,800	3,234,186
		8,359,932
Internet & Direct Marketing Retail - 0.2%
Vivid Seats, Inc. Class A (b)	105,298	821,324
Leisure Products - 0.3%
Clarus Corp.	134,190	1,116,461
Specialty Retail - 2.8%
Academy Sports & Outdoors, Inc.	37,450	1,890,476
Aritzia, Inc. (a)	43,500	1,654,756
Lithia Motors, Inc. Class A (sub. vtg.) (b)	6,000	1,435,860
Murphy U.S.A., Inc.	15,200	4,496,312
Musti Group OYJ	129,279	2,066,880
		11,544,284
Textiles, Apparel & Luxury Goods - 0.9%
Crocs, Inc. (a)	35,682	3,603,882
TOTAL CONSUMER DISCRETIONARY		44,636,255
CONSUMER STAPLES - 3.8%
Food & Staples Retailing - 2.9%
BJ's Wholesale Club Holdings, Inc. (a)	40,820	3,071,297
Performance Food Group Co. (a)	90,600	5,524,788
Sprouts Farmers Market LLC (a)	87,600	3,007,308
		11,603,393
Food Products - 0.9%
Nomad Foods Ltd. (a)	216,100	3,779,589
TOTAL CONSUMER STAPLES		15,382,982
ENERGY - 4.4%
Energy Equipment & Services - 0.7%
TechnipFMC PLC (a)	222,400	2,757,760
Oil, Gas & Consumable Fuels - 3.7%
Antero Resources Corp. (a)	170,000	6,213,500
Denbury, Inc. (a)	55,300	4,963,728
Enviva, Inc. (b)	31,200	1,770,600
Hess Midstream LP (b)	66,999	2,092,379
		15,040,207
TOTAL ENERGY		17,797,967
FINANCIALS - 16.7%
Banks - 8.5%
ConnectOne Bancorp, Inc.	173,776	4,559,882
First Interstate Bancsystem, Inc.	127,900	5,578,998
Independent Bank Group, Inc.	65,034	4,288,342
Metropolitan Bank Holding Corp. (a)	50,200	3,189,708
PacWest Bancorp	154,300	4,030,316
Pinnacle Financial Partners, Inc.	53,200	4,462,948
ServisFirst Bancshares, Inc.	56,000	4,245,920
Trico Bancshares	77,300	4,212,850
		34,568,964
Capital Markets - 2.8%
Houlihan Lokey	31,900	3,137,365
LPL Financial	14,900	3,526,979
Morningstar, Inc.	8,564	2,099,293
Patria Investments Ltd.	189,043	2,580,437
		11,344,074
Consumer Finance - 0.6%
PROG Holdings, Inc. (a)	117,908	2,321,609
Insurance - 3.0%
Old Republic International Corp.	150,800	3,694,600
Primerica, Inc.	28,800	4,292,064
Selective Insurance Group, Inc.	44,927	4,318,383
		12,305,047
Thrifts & Mortgage Finance - 1.8%
Essent Group Ltd.	121,500	4,870,935
Walker & Dunlop, Inc.	27,900	2,491,749
		7,362,684
TOTAL FINANCIALS		67,902,378
HEALTH CARE - 13.3%
Biotechnology - 3.8%
Avid Bioservices, Inc. (a)	60,515	947,665
Blueprint Medicines Corp. (a)	22,900	1,094,391
Celldex Therapeutics, Inc. (a)	16,700	619,403
Cerevel Therapeutics Holdings (a)	45,700	1,323,472
Cytokinetics, Inc. (a)	44,700	1,899,750
Day One Biopharmaceuticals, Inc. (a)	28,100	596,563
Erasca, Inc. (a)	93,800	708,190
Exelixis, Inc. (a)	51,900	886,452
Instil Bio, Inc. (a)	89,300	118,769
Janux Therapeutics, Inc. (a)	38,300	522,412
Keros Therapeutics, Inc. (a)	13,800	687,792
Legend Biotech Corp. ADR (a)	17,800	916,878
Mirati Therapeutics, Inc. (a)	6,400	584,832
PepGen, Inc.	20,500	306,680
Prelude Therapeutics, Inc. (a)	59,465	396,632
PTC Therapeutics, Inc. (a)	32,400	1,344,276
Relay Therapeutics, Inc. (a)	35,800	665,164
Xenon Pharmaceuticals, Inc. (a)	45,100	1,663,288
Zentalis Pharmaceuticals, Inc. (a)	9,130	201,956
		15,484,565
Health Care Equipment & Supplies - 3.0%
Envista Holdings Corp. (a)	104,300	3,558,716
Heska Corp. (a)	9,968	641,441
Inspire Medical Systems, Inc. (a)	9,000	2,174,130
Merit Medical Systems, Inc. (a)	38,300	2,757,600
Tandem Diabetes Care, Inc. (a)	35,800	1,505,390
TransMedics Group, Inc. (a)	27,400	1,695,238
		12,332,515
Health Care Providers & Services - 4.8%
Acadia Healthcare Co., Inc. (a)	53,100	4,729,086
Chemed Corp.	11,300	5,876,000
Option Care Health, Inc. (a)	95,166	2,865,448
Owens & Minor, Inc.	62,400	1,286,064
The Ensign Group, Inc.	50,500	4,797,500
		19,554,098
Life Sciences Tools & Services - 0.8%
BioLife Solutions, Inc. (a)	51,700	1,094,489
Olink Holding AB ADR (a)	50,528	1,204,082
Syneos Health, Inc. (a)	26,100	920,808
		3,219,379
Pharmaceuticals - 0.9%
Arvinas Holding Co. LLC (a)	30,000	1,231,200
DICE Therapeutics, Inc. (a)	30,100	1,047,781
Edgewise Therapeutics, Inc. (a)	59,600	533,420
Intra-Cellular Therapies, Inc. (a)	17,731	961,375
		3,773,776
TOTAL HEALTH CARE		54,364,333
INDUSTRIALS - 18.3%
Aerospace & Defense - 0.7%
V2X, Inc. (a)	67,400	2,723,634
Building Products - 1.7%
CSW Industrials, Inc.	19,685	2,380,901
Masonite International Corp. (a)	59,000	4,440,930
		6,821,831
Commercial Services & Supplies - 0.7%
Tetra Tech, Inc.	18,200	2,813,538
Construction & Engineering - 2.9%
EMCOR Group, Inc.	43,300	6,707,170
NV5 Global, Inc. (a)	36,968	5,342,246
		12,049,416
Electrical Equipment - 1.9%
Array Technologies, Inc. (a)	157,888	3,306,175
Atkore, Inc. (a)	36,600	4,470,690
		7,776,865
Machinery - 1.9%
ITT, Inc.	39,200	3,313,184
Luxfer Holdings PLC sponsored	138,800	2,034,808
Oshkosh Corp.	24,600	2,264,922
		7,612,914
Professional Services - 3.9%
ASGN, Inc. (a)	40,200	3,642,120
FTI Consulting, Inc. (a)	19,000	3,283,580
KBR, Inc.	104,600	5,404,682
TriNet Group, Inc. (a)	52,400	3,797,428
		16,127,810
Road & Rail - 0.8%
TFI International, Inc.	30,100	3,267,355
Trading Companies & Distributors - 3.8%
Applied Industrial Technologies, Inc.	27,400	3,630,226
Beacon Roofing Supply, Inc. (a)	36,100	2,107,879
Custom Truck One Source, Inc. Class A (a)	209,002	1,429,574
GMS, Inc. (a)	86,600	4,252,060
Rush Enterprises, Inc. Class A	75,632	3,897,317
		15,317,056
TOTAL INDUSTRIALS		74,510,419
INFORMATION TECHNOLOGY - 14.9%
Communications Equipment - 1.6%
Extreme Networks, Inc. (a)	318,900	6,687,333
Electronic Equipment & Components - 5.3%
Advanced Energy Industries, Inc.	40,000	3,705,600
Fabrinet (a)	25,600	3,415,296
Insight Enterprises, Inc. (a)	56,798	5,901,880
Napco Security Technologies, Inc.	149,482	3,943,335
TD SYNNEX Corp.	44,913	4,594,600
		21,560,711
IT Services - 2.3%
Concentrix Corp.	38,313	4,688,745
Endava PLC ADR (a)	33,201	2,546,849
Perficient, Inc. (a)	27,500	1,953,875
		9,189,469
Semiconductors & Semiconductor Equipment - 3.3%
AEHR Test Systems (a)(b)	62,500	1,629,375
Ichor Holdings Ltd. (a)	103,600	3,085,208
MACOM Technology Solutions Holdings, Inc. (a)	64,700	4,444,243
SiTime Corp. (a)	13,300	1,402,618
Synaptics, Inc. (a)	25,058	2,655,396
		13,216,840
Software - 1.8%
Five9, Inc. (a)	21,900	1,404,009
Intapp, Inc. (a)	124,419	2,875,323
Rapid7, Inc. (a)	31,000	911,400
Tenable Holdings, Inc. (a)	60,800	2,321,344
		7,512,076
Technology Hardware, Storage & Peripherals - 0.6%
Avid Technology, Inc. (a)	84,900	2,383,992
TOTAL INFORMATION TECHNOLOGY		60,550,421
MATERIALS - 6.9%
Chemicals - 2.8%
Element Solutions, Inc.	200,100	3,913,956
Tronox Holdings PLC	147,700	2,087,001
Valvoline, Inc.	167,900	5,537,342
		11,538,299
Construction Materials - 1.3%
Eagle Materials, Inc.	37,700	5,140,018
Metals & Mining - 2.8%
Commercial Metals Co.	141,900	6,984,317
Constellium NV (a)	367,600	4,576,620
		11,560,937
TOTAL MATERIALS		28,239,254
REAL ESTATE - 4.9%
Equity Real Estate Investment Trusts (REITs) - 4.1%
Essential Properties Realty Trust, Inc.	204,392	4,743,938
Lamar Advertising Co. Class A	55,700	5,577,798
Summit Industrial Income REIT	209,200	3,507,014
Urban Edge Properties	187,300	2,946,229
		16,774,979
Real Estate Management & Development - 0.8%
Cushman & Wakefield PLC (a)	271,633	3,102,049
TOTAL REAL ESTATE		19,877,028
UTILITIES - 1.7%
Gas Utilities - 1.0%
Brookfield Infrastructure Corp. A Shares	88,557	4,151,552
Multi-Utilities - 0.7%
Telecom Plus PLC	90,462	2,735,186
TOTAL UTILITIES		6,886,738
TOTAL COMMON STOCKS (Cost $325,319,366)		401,619,934

Money Market Funds - 2.6%
	Shares	Value ($)
Fidelity Cash Central Fund 3.86% (c)	3,752,713	3,753,464
Fidelity Securities Lending Cash Central Fund 3.86% (c)(d)	7,057,530	7,058,236
TOTAL MONEY MARKET FUNDS (Cost $10,811,700)		10,811,700

Equity Funds - 0.8%
	Shares	Value ($)
Small Blend Funds - 0.8%
iShares Russell 2000 Index ETF (b) (Cost $2,990,672)	16,700	3,129,079

TOTAL INVESTMENT IN SECURITIES - 102.1% (Cost $339,121,738)	415,560,713
NET OTHER ASSETS (LIABILITIES) - (2.1)%	(8,678,601)
NET ASSETS - 100.0%	406,882,112

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	1,448,899	145,376,343	143,071,778	71,456	-	-	3,753,464	0.0%
Fidelity Securities Lending Cash Central Fund 3.86%	22,495,735	114,960,088	130,397,587	63,644	-	-	7,058,236	0.0%
Total	23,944,634	260,336,431	273,469,365	135,100	-	-	10,811,700

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	11,472,159	11,472,159	-	-
Consumer Discretionary	44,636,255	42,569,375	2,066,880	-
Consumer Staples	15,382,982	15,382,982	-	-
Energy	17,797,967	17,797,967	-	-
Financials	67,902,378	67,902,378	-	-
Health Care	54,364,333	54,364,333	-	-
Industrials	74,510,419	74,510,419	-	-
Information Technology	60,550,421	60,550,421	-	-
Materials	28,239,254	28,239,254	-	-
Real Estate	19,877,028	19,877,028	-	-
Utilities	6,886,738	4,151,552	2,735,186	-

Money Market Funds	10,811,700	10,811,700	-	-

Equity Funds	3,129,079	3,129,079	-	-
Total Investments in Securities:	415,560,713	410,758,647	4,802,066	-
Financial Statements
Statement of Assets and Liabilities
		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $7,129,030) - See accompanying schedule:
Unaffiliated issuers (cost $328,310,038)	$404,749,013
Fidelity Central Funds (cost $10,811,700)	10,811,700

Total Investment in Securities (cost $339,121,738)		$415,560,713
Foreign currency held at value (cost $22)		23
Receivable for investments sold		16,410
Receivable for fund shares sold		193,072
Dividends receivable		298,133
Distributions receivable from Fidelity Central Funds		15,237
Receivable from investment adviser for expense reductions		924
Total assets		416,084,512
Liabilities
Payable for investments purchased	$121,690
Payable for fund shares redeemed	2,018,510
Other payables and accrued expenses	4,474
Collateral on securities loaned	7,057,726
Total Liabilities		9,202,400
Net Assets		$406,882,112
Net Assets consist of:
Paid in capital		$299,095,405
Total accumulated earnings (loss)		107,786,707
Net Assets		$406,882,112
Net Asset Value , offering price and redemption price per share ($406,882,112 ÷ 33,472,695 shares)		$12.16

Statement of Operations
		Year ended November 30, 2022
Investment Income
Dividends		$3,951,833
Income from Fidelity Central Funds (including $63,644 from security lending)		135,100
Total Income		4,086,933
Expenses
Custodian fees and expenses	25,648
Independent trustees' fees and expenses	1,587
Interest	1,658
Total expenses before reductions	28,893
Expense reductions	(12,335)
Total expenses after reductions		16,558
Net Investment income (loss)		4,070,375
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	36,747,588
Foreign currency transactions	6,501
Total net realized gain (loss)		36,754,089
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(107,069,564)
Assets and liabilities in foreign currencies	242
Total change in net unrealized appreciation (depreciation)		(107,069,322)
Net gain (loss)		(70,315,233)
Net increase (decrease) in net assets resulting from operations		$(66,244,858)
Statement of Changes in Net Assets

	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,070,375	$3,510,593
Net realized gain (loss)	36,754,089	89,406,819
Change in net unrealized appreciation (depreciation)	(107,069,322)	63,748,699
Net increase (decrease) in net assets resulting from operations	(66,244,858)	156,666,111
Distributions to shareholders	(92,151,608)	(15,797,916)
Share transactions
Proceeds from sales of shares	93,304,376	48,457,272
Reinvestment of distributions	92,151,608	15,797,916
Cost of shares redeemed	(128,622,536)	(163,890,152)
Net increase (decrease) in net assets resulting from share transactions	56,833,448	(99,634,964)
Total increase (decrease) in net assets	(101,563,018)	41,233,231

Net Assets
Beginning of period	508,445,130	467,211,899
End of period	$406,882,112	$508,445,130

Other Information
Shares
Sold	7,557,448	3,108,160
Issued in reinvestment of distributions	6,549,510	1,196,812
Redeemed	(10,479,350)	(10,736,498)
Net increase (decrease)	3,627,608	(6,431,526)

Financial Highlights
Fidelity Advisor® Series Small Cap Fund

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.04	$12.88	$11.72	$11.41	$12.72
Income from Investment Operations
Net investment income (loss) A,B	.11	.11	.09	.09	.10
Net realized and unrealized gain (loss)	(1.91)	4.49	1.42	1.32	(.58)
Total from investment operations	(1.80)	4.60	1.51	1.41	(.48)
Distributions from net investment income	(.12)	(.12)	(.07)	(.11) C	(.07)
Distributions from net realized gain	(2.97)	(.32)	(.28)	(.99) C	(.76)
Total distributions	(3.08) D	(.44)	(.35)	(1.10)	(.83)
Net asset value, end of period	$12.16	$17.04	$12.88	$11.72	$11.41
Total Return E	(13.01)%	36.69%	13.21%	15.27%	(4.02)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	-% H	-% H	.01%	.01%	.01%
Expenses net of all reductions	-% H	-% H	.01%	.01%	-% H
Net investment income (loss)	.92%	.68%	.85%	.89%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$406,882	$508,445	$467,212	$469,471	$441,154
Portfolio turnover rate I	57%	51%	58%	76%	82%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2022

1. Organization.
Fidelity Advisor Series Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETF are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$108,353,566
Gross unrealized depreciation	(34,199,106)
Net unrealized appreciation (depreciation)	$74,154,460
Tax Cost	$341,406,253

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,226,883
Undistributed long-term capital gain	$31,231,825
Net unrealized appreciation (depreciation) on securities and other investments	$73,327,999

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$22,701,419	$4,292,128
Long-term Capital Gains	69,450,189	11,505,788
Total	$92,151,608	$15,797,916

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Small Cap Fund	249,920,839	280,386,054

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Small Cap Fund	$7,818

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Small Cap Fund	Borrower	$9,867,429.86%		$1,658

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Series Small Cap Fund	17,844,118	28,096,867	2,966,662

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Series Small Cap Fund	$6,806	$50	$-

8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through March 31, 2026. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $12,335.

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Series Small Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Series Small Cap Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the "Fund") as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022

Fidelity Advisor® Series Small Cap Fund	-%- D
Actual		$ 1,000	$ 1,032.30	$- E
Hypothetical- B		$ 1,000	$ 1,025.07	$- E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30,2022, $38,816,345, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 12% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 15% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.967941.109
AXS5-ANN-0123
Fidelity Advisor® Series Equity Growth Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity Advisor® Series Equity Growth Fund	-17.55%	14.64%	14.09%

A     From June 06, 2014

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Equity Growth Fund, on June 06, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

38,000
35,000
30,000
25,000
20,000
15,000
$10,000
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$30,612 Fidelity Advisor® Series Equity Growth Fund
$27,827 Russell 3000® Growth Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Co-Managers Asher Anolic and Jason Weiner:
For the fiscal year ending November 30, 2022, the fund returned -17.55%, outperforming the -21.59% result of the benchmark Russell 3000® Growth Index. The top contributor to performance versus the benchmark was security selection in the communication services sector, primarily driven by the media & entertainment industry. Stock picks and an overweighting in health care and an overweighting in energy also helped. The fund's top individual relative contributor was an outsized stake in UnitedHealth Group, which gained approximately 25% the past year. The company was among our biggest holdings. Also lifting performance was our overweighting in Vertex Pharmaceuticals, which gained about 69%. Vertex Pharmaceuticals was among the fund's largest holdings. Avoiding Tesla, a benchmark component that returned -49%, also helped relative performance. In contrast, the biggest detractor from performance versus the benchmark was an overweighting in the communication services sector, primarily within the media & entertainment industry. Security selection in industrials and energy also hurt the fund's relative result. The fund's biggest individual relative detractor was our lighter-than-benchmark stake in Apple, which returned -9% the past 12 months, although the company was among the fund's largest holdings. Our second-largest relative detractor this period was avoiding AbbVie, a benchmark component that gained roughly 45%. Also hampering performance was our outsized stake in Adobe, which returned approximately -48%. Adobe was one of our biggest holdings the past 12 months. Notable changes in positioning include increased exposure to the health care sector and a lower allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	10.0
UnitedHealth Group, Inc.	5.6
Alphabet, Inc. Class A	5.1
Apple, Inc.	4.2
Amazon.com, Inc.	3.5
Vertex Pharmaceuticals, Inc.	3.1
Universal Music Group NV	2.1
Warner Music Group Corp. Class A	1.9
Meta Platforms, Inc. Class A	1.9
Uber Technologies, Inc.	1.9
39.3

Market Sectors (% of Fund's net assets)

Information Technology	26.9
Health Care	19.8
Communication Services	12.9
Consumer Discretionary	11.3
Industrials	8.1
Financials	5.8
Energy	5.5
Materials	4.5
Consumer Staples	4.4
Real Estate	0.1
Utilities	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.
Asset Allocation (% of Fund's net assets)

Foreign investments - 10.2%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 12.9%
Entertainment - 4.5%
Liberty Media Corp. Liberty Formula One Series C (a)	46,003	2,803,423
Netflix, Inc. (a)	5,536	1,691,414
Universal Music Group NV	884,850	21,042,422
Warner Music Group Corp. Class A	537,991	18,436,952
		43,974,211
Interactive Media & Services - 7.4%
Alphabet, Inc. Class A (a)	495,240	50,014,288
Bumble, Inc. (a)	84,822	2,066,264
Epic Games, Inc. (a)(b)(c)	805	681,714
Meta Platforms, Inc. Class A (a)	155,100	18,317,310
Zoominfo Technologies, Inc. (a)	53,390	1,526,954
		72,606,530
Media - 1.0%
Charter Communications, Inc. Class A (a)	24,324	9,517,738
Innovid Corp. (a)(b)	59,313	175,566
		9,693,304
TOTAL COMMUNICATION SERVICES		126,274,045
CONSUMER DISCRETIONARY - 11.3%
Auto Components - 0.0%
Mobileye Global, Inc.	8,200	233,782
Automobiles - 0.7%
Ferrari NV	28,624	6,384,583
XPeng, Inc. ADR (a)	4,400	47,564
		6,432,147
Diversified Consumer Services - 0.2%
Laureate Education, Inc. Class A	218,019	2,284,839
Hotels, Restaurants & Leisure - 1.6%
Airbnb, Inc. Class A (a)	59,418	6,068,955
Chipotle Mexican Grill, Inc. (a)	1,500	2,440,440
Flutter Entertainment PLC (a)	38,260	5,696,821
Wingstop, Inc. (d)	10,648	1,762,350
		15,968,566
Internet & Direct Marketing Retail - 5.4%
Amazon.com, Inc. (a)	358,533	34,612,776
Uber Technologies, Inc. (a)	628,167	18,304,786
		52,917,562
Multiline Retail - 0.1%
Dollarama, Inc.	9,100	556,966
Specialty Retail - 2.2%
Aritzia, Inc. (a)	18,344	697,813
Five Below, Inc. (a)	43,131	6,938,053
TJX Companies, Inc.	97,829	7,831,211
Victoria's Secret & Co. (a)	126,768	5,831,328
		21,298,405
Textiles, Apparel & Luxury Goods - 1.1%
LVMH Moet Hennessy Louis Vuitton SE	7,990	6,200,470
On Holding AG (a)	2,600	50,492
Samsonite International SA (a)(e)	1,815,704	4,921,662
		11,172,624
TOTAL CONSUMER DISCRETIONARY		110,864,891
CONSUMER STAPLES - 4.4%
Beverages - 4.4%
Boston Beer Co., Inc. Class A (a)	9,880	3,797,576
Constellation Brands, Inc. Class A (sub. vtg.)	23,253	5,984,160
Keurig Dr. Pepper, Inc.	150,000	5,800,500
Monster Beverage Corp. (a)	91,672	9,429,382
The Coca-Cola Co.	282,824	17,990,435
		43,002,053
ENERGY - 5.5%
Energy Equipment & Services - 1.1%
Baker Hughes Co. Class A	170,146	4,937,637
Cactus, Inc.	26,389	1,435,298
Championx Corp.	99,828	3,078,696
Helmerich & Payne, Inc.	26,409	1,348,972
TechnipFMC PLC (a)	15,700	194,680
		10,995,283
Oil, Gas & Consumable Fuels - 4.4%
Canadian Natural Resources Ltd.	64,647	3,860,719
Cheniere Energy, Inc.	82,500	14,467,200
Denbury, Inc. (a)	21,200	1,902,912
New Fortress Energy, Inc.	58,964	3,001,268
Ovintiv, Inc.	18,026	1,005,130
Range Resources Corp.	118,756	3,428,486
Reliance Industries Ltd.	453,368	15,261,843
		42,927,558
TOTAL ENERGY		53,922,841
FINANCIALS - 5.8%
Banks - 1.1%
Bank of America Corp.	238,914	9,042,895
HDFC Bank Ltd. (a)	24,372	483,740
Signature Bank	8,600	1,199,700
		10,726,335
Capital Markets - 1.9%
CME Group, Inc.	81,607	14,403,636
MSCI, Inc.	9,655	4,903,099
		19,306,735
Insurance - 2.7%
American Financial Group, Inc.	38,598	5,489,408
Arthur J. Gallagher & Co.	59,012	11,749,879
BRP Group, Inc. (a)	60,821	1,827,063
Marsh & McLennan Companies, Inc.	43,685	7,565,368
		26,631,718
Thrifts & Mortgage Finance - 0.1%
Rocket Companies, Inc. (d)	83,000	688,900
TOTAL FINANCIALS		57,353,688
HEALTH CARE - 19.8%
Biotechnology - 6.6%
2seventy bio, Inc. (a)	11,500	180,205
Adamas Pharmaceuticals, Inc.:
rights (a)(c)	220,830	13,250
rights (a)(c)	220,830	13,250
Affimed NV (a)	69,014	147,690
Alnylam Pharmaceuticals, Inc. (a)	23,788	5,247,395
Applied Therapeutics, Inc. (a)	8,800	9,856
Arcellx, Inc.	8,500	169,490
Beam Therapeutics, Inc. (a)(d)	8,525	393,770
Cytokinetics, Inc. (a)	25,500	1,083,750
EQRx, Inc. (a)	57,568	216,456
Erasca, Inc. (a)	22,300	168,365
Evelo Biosciences, Inc. (a)	61,000	127,490
Galapagos NV sponsored ADR (a)	57,390	2,282,400
Gamida Cell Ltd. (a)(d)	312,401	499,842
Genmab A/S (a)	2,100	973,129
Hookipa Pharma, Inc. (a)	157,000	166,420
Immunocore Holdings PLC ADR (a)	15,100	948,431
Innovent Biologics, Inc. (a)(e)	124,005	500,772
Insmed, Inc. (a)	102,686	1,898,664
Legend Biotech Corp. ADR (a)	16,600	855,066
Prelude Therapeutics, Inc. (a)	4,000	26,680
Regeneron Pharmaceuticals, Inc. (a)	15,640	11,756,588
Rubius Therapeutics, Inc. (a)	28,487	6,324
Seagen, Inc. (a)	42,264	5,130,427
Seres Therapeutics, Inc. (a)	54,600	354,900
Synlogic, Inc. (a)	165,200	98,823
Vertex Pharmaceuticals, Inc. (a)	96,540	30,545,256
Vor Biopharma, Inc. (a)	56,431	259,583
XOMA Corp. (a)(d)	52,786	1,117,480
		65,191,752
Health Care Equipment & Supplies - 0.7%
Edwards Lifesciences Corp. (a)	48,029	3,710,240
Insulet Corp. (a)	1,500	449,055
Nevro Corp. (a)	8,055	376,249
Penumbra, Inc. (a)	12,414	2,600,857
		7,136,401
Health Care Providers & Services - 7.0%
Guardant Health, Inc. (a)	61,501	3,218,962
HealthEquity, Inc. (a)	160,096	10,162,894
Option Care Health, Inc. (a)	10,500	316,155
UnitedHealth Group, Inc.	100,868	55,251,456
		68,949,467
Health Care Technology - 0.3%
Certara, Inc. (a)	86,208	1,463,812
Doximity, Inc. (a)	14,000	475,860
Simulations Plus, Inc.	17,721	719,295
		2,658,967
Life Sciences Tools & Services - 2.5%
Bio-Techne Corp.	30,574	2,598,484
Bruker Corp.	72,520	4,888,573
Charles River Laboratories International, Inc. (a)	4,200	959,994
Codexis, Inc. (a)	75,001	410,255
Danaher Corp.	39,418	10,777,275
Nanostring Technologies, Inc. (a)	14,449	100,999
Thermo Fisher Scientific, Inc.	7,934	4,444,785
		24,180,365
Pharmaceuticals - 2.7%
Aclaris Therapeutics, Inc. (a)	31,400	477,908
AstraZeneca PLC sponsored ADR	90,171	6,128,923
Eli Lilly & Co.	48,071	17,838,187
Nuvation Bio, Inc. (a)	41,625	79,504
Revance Therapeutics, Inc. (a)	85,814	1,863,022
		26,387,544
TOTAL HEALTH CARE		194,504,496
INDUSTRIALS - 8.1%
Aerospace & Defense - 2.5%
Axon Enterprise, Inc. (a)	14,427	2,655,001
Northrop Grumman Corp.	16,243	8,662,229
The Boeing Co. (a)	70,183	12,554,335
		23,871,565
Electrical Equipment - 1.4%
AMETEK, Inc.	23,036	3,280,787
Bloom Energy Corp. Class A (a)(d)	20,256	431,250
Eaton Corp. PLC	7,785	1,272,458
Hubbell, Inc. Class B	8,900	2,261,134
Rockwell Automation, Inc.	25,183	6,653,852
		13,899,481
Machinery - 1.8%
Chart Industries, Inc. (a)	9,828	1,405,306
Ingersoll Rand, Inc.	171,937	9,279,440
Parker Hannifin Corp.	13,461	4,024,031
Westinghouse Air Brake Tech Co.	25,400	2,567,686
		17,276,463
Professional Services - 1.4%
ASGN, Inc. (a)	21,419	1,940,561
KBR, Inc.	203,387	10,509,006
Kforce, Inc.	9,430	557,030
Upwork, Inc. (a)	75,654	926,762
		13,933,359
Road & Rail - 0.3%
Old Dominion Freight Lines, Inc.	10,532	3,187,089
Trading Companies & Distributors - 0.7%
Ferguson PLC	62,184	7,049,860
TOTAL INDUSTRIALS		79,217,817
INFORMATION TECHNOLOGY - 26.8%
IT Services - 1.4%
Cloudflare, Inc. (a)	48,089	2,363,093
MasterCard, Inc. Class A	21,294	7,589,182
MongoDB, Inc. Class A (a)	24,839	3,792,667
Snowflake, Inc. (a)	1,700	242,930
		13,987,872
Semiconductors & Semiconductor Equipment - 5.1%
Aixtron AG	106,484	3,510,498
Allegro MicroSystems LLC (a)	27,500	856,350
ASML Holding NV	8,397	5,106,384
eMemory Technology, Inc.	7,897	386,738
Enphase Energy, Inc. (a)	29,210	9,364,434
Monolithic Power Systems, Inc.	1,600	611,136
NVIDIA Corp.	78,035	13,205,863
NXP Semiconductors NV	11,539	2,029,018
Qualcomm, Inc.	63,476	8,029,079
Silicon Laboratories, Inc. (a)	1,900	276,336
SiTime Corp. (a)	26,619	2,807,240
Universal Display Corp.	36,109	4,066,596
		50,249,672
Software - 16.1%
Adobe, Inc. (a)	51,989	17,932,566
Confluent, Inc. (a)(d)	50,090	1,153,573
Elastic NV (a)	988	60,456
HashiCorp, Inc. (d)	37,467	1,022,849
HubSpot, Inc. (a)	5,228	1,584,241
Intuit, Inc.	20,460	8,339,291
Manhattan Associates, Inc. (a)	37,878	4,770,355
Microsoft Corp.	386,644	98,648,343
Oracle Corp.	127,096	10,552,781
Palo Alto Networks, Inc. (a)	77,123	13,103,198
Volue A/S (a)	214,702	670,520
		157,838,173
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	276,054	40,864,274
TOTAL INFORMATION TECHNOLOGY		262,939,991
MATERIALS - 4.2%
Chemicals - 3.7%
Albemarle Corp.	43,724	12,154,835
Aspen Aerogels, Inc. (a)	97,779	1,179,215
CF Industries Holdings, Inc.	101,029	10,930,328
Sherwin-Williams Co.	50,205	12,510,082
		36,774,460
Metals & Mining - 0.5%
Lynas Rare Earths Ltd. (a)	400,856	2,377,889
MP Materials Corp. (a)(d)	69,143	2,299,005
		4,676,894
TOTAL MATERIALS		41,451,354
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Doma Holdings, Inc. (a)(b)	115,014	45,431
WeWork, Inc. (a)(d)	522,414	1,441,863
		1,487,294
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Brookfield Renewable Partners LP	17,267	488,483
TOTAL COMMON STOCKS (Cost $669,703,264)		971,506,953

Convertible Preferred Stocks - 0.4%
	Shares	Value ($)
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	26,300	120,270
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(b)(c)	38,419	1,203
Software - 0.1%
ASAPP, Inc. Series C (a)(b)(c)	90,925	346,424
TOTAL INFORMATION TECHNOLOGY		347,627
MATERIALS - 0.3%
Metals & Mining - 0.3%
Illuminated Holdings, Inc.:
Series C2 (a)(b)(c)	21,131	995,693
Series C3 (a)(b)(c)	26,414	1,244,628
Series C4 (a)(b)(c)	6,345	298,976
Series C5 (a)(b)(c)	13,150	619,628
		3,158,925
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,827,365)		3,626,822

Money Market Funds - 1.6%
	Shares	Value ($)
Fidelity Cash Central Fund 3.86% (f)	8,263,760	8,265,413
Fidelity Securities Lending Cash Central Fund 3.86% (f)(g)	7,580,547	7,581,305
TOTAL MONEY MARKET FUNDS (Cost $15,846,718)		15,846,718

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $688,377,347)	990,980,493
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(8,619,258)
NET ASSETS - 100.0%	982,361,235

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,529,533 or 0.5% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,422,434 or 0.6% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
AppNexus, Inc. Series E (Escrow)	8/01/14	0

ASAPP, Inc. Series C	4/30/21	599,841

Doma Holdings, Inc.	3/02/21	1,150,140

ElevateBio LLC Series C	3/09/21	110,329

Epic Games, Inc.	3/29/21	712,425

Illuminated Holdings, Inc. Series C2	7/07/20	528,275

Illuminated Holdings, Inc. Series C3	7/07/20	792,420

Illuminated Holdings, Inc. Series C4	1/08/21	228,420

Illuminated Holdings, Inc. Series C5	6/16/21	568,080

Innovid Corp.	6/24/21	593,130

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	5,815,026	333,981,194	331,530,807	94,502	-	-	8,265,413	0.0%
Fidelity Securities Lending Cash Central Fund 3.86%	3,733,005	174,078,552	170,230,252	97,547	-	-	7,581,305	0.0%
Total	9,548,031	508,059,746	501,761,059	192,049	-	-	15,846,718

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	126,274,045	104,549,909	21,042,422	681,714
Consumer Discretionary	110,864,891	94,045,938	16,818,953	-
Consumer Staples	43,002,053	43,002,053	-	-
Energy	53,922,841	38,660,998	15,261,843	-
Financials	57,353,688	56,869,948	483,740	-
Health Care	194,624,766	193,004,095	1,473,901	146,770
Industrials	79,217,817	72,167,957	7,049,860	-
Information Technology	263,287,618	258,372,235	4,567,756	347,627
Materials	44,610,279	39,073,465	2,377,889	3,158,925
Real Estate	1,487,294	1,487,294	-	-
Utilities	488,483	488,483	-	-

Money Market Funds	15,846,718	15,846,718	-	-
Total Investments in Securities:	990,980,493	917,569,093	69,076,364	4,335,036
Financial Statements
Statement of Assets and Liabilities
		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $7,777,084) - See accompanying schedule:
Unaffiliated issuers (cost $672,530,629)	$975,133,775
Fidelity Central Funds (cost $15,846,718)	15,846,718

Total Investment in Securities (cost $688,377,347)		$990,980,493
Receivable for investments sold		2,856,296
Receivable for fund shares sold		47,536,842
Dividends receivable		835,484
Distributions receivable from Fidelity Central Funds		30,784
Receivable from investment adviser for expense reductions		344
Other receivables		1,521
Total assets		1,042,241,764
Liabilities
Payable for investments purchased	$51,420,579
Payable for fund shares redeemed	30,152
Other payables and accrued expenses	849,273
Collateral on securities loaned	7,580,525
Total Liabilities		59,880,529
Net Assets		$982,361,235
Net Assets consist of:
Paid in capital		$635,299,158
Total accumulated earnings (loss)		347,062,077
Net Assets		$982,361,235
Net Asset Value , offering price and redemption price per share ($982,361,235 ÷ 73,063,279 shares)		$13.45

Statement of Operations
		Year ended November 30, 2022
Investment Income
Dividends		$8,168,234
Income from Fidelity Central Funds (including $97,547 from security lending)		192,049
Total Income		8,360,283
Expenses
Custodian fees and expenses	32,975
Independent trustees' fees and expenses	3,533
Interest	6,162
Total expenses before reductions	42,670
Expense reductions	(3,233)
Total expenses after reductions		39,437
Net Investment income (loss)		8,320,846
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $299,964)	45,052,472
Foreign currency transactions	853
Total net realized gain (loss)		45,053,325
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $143,378)	(251,303,168)
Unfunded commitments	59,640
Assets and liabilities in foreign currencies	20,963
Total change in net unrealized appreciation (depreciation)		(251,222,565)
Net gain (loss)		(206,169,240)
Net increase (decrease) in net assets resulting from operations		$(197,848,394)
Statement of Changes in Net Assets

	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,320,846	$10,798,695
Net realized gain (loss)	45,053,325	187,264,860
Change in net unrealized appreciation (depreciation)	(251,222,565)	78,025,985
Net increase (decrease) in net assets resulting from operations	(197,848,394)	276,089,540
Distributions to shareholders	(197,714,407)	(221,400,049)
Share transactions
Proceeds from sales of shares	273,453,496	185,720,214
Reinvestment of distributions	197,714,406	221,400,048
Cost of shares redeemed	(216,449,387)	(346,246,254)
Net increase (decrease) in net assets resulting from share transactions	254,718,515	60,874,008
Total increase (decrease) in net assets	(140,844,286)	115,563,499

Net Assets
Beginning of period	1,123,205,521	1,007,642,022
End of period	$982,361,235	$1,123,205,521

Other Information
Shares
Sold	19,207,680	10,636,009
Issued in reinvestment of distributions	12,026,424	13,907,038
Redeemed	(15,067,731)	(18,706,744)
Net increase (decrease)	16,166,373	5,836,303

Financial Highlights
Fidelity Advisor® Series Equity Growth Fund

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$19.74	$19.73	$15.53	$14.20	$15.41
Income from Investment Operations
Net investment income (loss) A,B	.12	.17 C	.10	.12	.13
Net realized and unrealized gain (loss)	(2.96)	4.20	6.02	2.33	1.05
Total from investment operations	(2.84)	4.37	6.12	2.45	1.18
Distributions from net investment income	(.20)	(.13)	(.13)	(.13)	(.09)
Distributions from net realized gain	(3.26)	(4.23)	(1.79)	(.99)	(2.30)
Total distributions	(3.45) D	(4.36)	(1.92)	(1.12)	(2.39)
Net asset value, end of period	$13.45	$19.74	$19.73	$15.53	$14.20
Total Return E	(17.55)%	27.43%	44.43%	19.73%	8.96%
Ratios to Average Net Assets B,F,G
Expenses before reductions	-% H	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	-% H	-% H	.01%	.01%	.01%
Expenses net of all reductions	-% H	-% H	.01%	.01%	-% H
Net investment income (loss)	.84%	.95% C	.65%	.84%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$982,361	$1,123,206	$1,007,642	$977,722	$947,353
Portfolio turnover rate I	49%	51%	56%	52% J	38%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .64%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended November 30, 2022

1. Organization.
Fidelity Advisor Series Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, partnerships, passive foreign investment companies (PFIC) and   losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$343,279,895
Gross unrealized depreciation	(43,310,690)
Net unrealized appreciation (depreciation)	$299,969,205
Tax Cost	$691,011,288

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,034,228
Undistributed long-term capital gain	$40,879,665
Net unrealized appreciation (depreciation) on securities and other investments	$299,991,935

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$46,480,631	$36,586,650
Long-term Capital Gains	151,233,776	184,813,399
Total	$197,714,407	$221,400,049

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Equity Growth Fund	545,220,024	490,977,302
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Equity Growth Fund	$8,028

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Equity Growth Fund	Borrower	$24,782,667.74%		$4,578

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Series Equity Growth Fund	43,245,421	30,707,258	2,251,837

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Series Equity Growth Fund	$10,346	$2,541	$444,570
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Equity Growth Fund	$2,654,833	3.58%	$1,584
9. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through March 31, 2026. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $3,233.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Series Equity Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Series Equity Growth Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the "Fund") as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022

Fidelity Advisor® Series Equity Growth Fund	-%- D
Actual		$ 1,000	$ 991.20	$- E
Hypothetical- B		$ 1,000	$ 1,025.07	$- E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2022, $46,919,340, or, if subsequently determined to be different, the net capital gain of such year.
The fund designates 21% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.
The fund designates 23% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The fund designates 1% of the dividend distributed during the fiscal year as a section 199A dividend.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.9860268.108
AXM1-ANN-0123

Item 2.

Code of Ethics

As of the end of the period, November 30, 2022, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Series Growth Opportunities Fund, Fidelity Advisor Stock Selector Mid Cap Fund, and Fidelity Advisor Value Strategies Fund (the “Funds”):

Services Billed by Deloitte Entities

November 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$46,900	$-	$8,500	$1,100
Fidelity Advisor Equity Income Fund	$43,300	$-	$8,800	$1,000
Fidelity Advisor Equity Value Fund	$41,200	$-	$10,000	$1,000
Fidelity Advisor Growth & Income Fund	$43,000	$-	$7,100	$1,000
Fidelity Advisor Growth Opportunities Fund	$50,500	$-	$9,700	$1,200
Fidelity Advisor Large Cap Fund	$44,100	$-	$7,300	$1,000
Fidelity Advisor Series Growth Opportunities Fund	$47,400	$-	$8,800	$1,100
Fidelity Advisor Stock Selector Mid Cap Fund	$43,000	$-	$7,100	$1,000
Fidelity Advisor Value Strategies Fund	$41,900	$-	$10,500	$1,100

November 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$44,900	$-	$8,500	$1,100
Fidelity Advisor Equity Income Fund	$41,800	$-	$9,200	$1,000
Fidelity Advisor Equity Value Fund	$39,700	$-	$9,900	$1,000
Fidelity Advisor Growth & Income Fund	$41,400	$-	$7,400	$1,000
Fidelity Advisor Growth Opportunities Fund	$48,700	$-	$9,000	$1,200
Fidelity Advisor Large Cap Fund	$42,500	$-	$7,300	$1,000
Fidelity Advisor Series Growth Opportunities Fund	$45,600	$-	$9,000	$1,100
Fidelity Advisor Stock Selector Mid Cap Fund	$41,100	$-	$7,600	$1,000
Fidelity Advisor Value Strategies Fund	$40,600	$-	$10,900	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Series Equity Growth Fund, Fidelity Advisor Series Small Cap Fund, Fidelity Advisor Small Cap Fund, and Fidelity Real Estate High Income Fund (the “Funds”):

Services Billed by PwC

November 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$45,500	$4,000	$8,200	$1,400
Fidelity Advisor Series Equity Growth Fund	$25,100	$2,400	$6,800	$800
Fidelity Advisor Series Small Cap Fund	$34,600	$3,200	$8,300	$1,100
Fidelity Advisor Small Cap Fund	$36,500	$3,300	$9,000	$1,100
Fidelity Real Estate High Income Fund	$151,500	$12,400	$14,200	$4,200

November 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$44,300	$4,300	$7,800	$1,400
Fidelity Advisor Series Equity Growth Fund	$24,400	$2,500	$6,400	$800
Fidelity Advisor Series Small Cap Fund	$33,700	$3,400	$8,700	$1,100
Fidelity Advisor Small Cap Fund	$35,600	$3,600	$8,600	$1,200
Fidelity Real Estate High Income Fund	$148,300	$13,300	$15,200	$4,400

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	November 30, 2022A	November 30, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2022A	November 30, 2021A
Audit-Related Fees	$7,914,600	$8,522,600
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	November 30, 2022A	November 30, 2021A
Deloitte Entities	$544,900	$609,900
PwC	$12,963,400	$14,202,200

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 19, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 19, 2023